          As filed with the Securities and Exchange Commission on April 13, 2010

                                            1933 Act Registration No. 333-43373

                                            1940 Act Registration No. 811-08569
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                                    FORM N-4

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 / /

                      POST-EFFECTIVE AMENDMENT NO. 15 /X/

                                      and

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 / /

                              AMENDMENT NO. 17 /X/

                    Lincoln Life Variable Annuity Account Q
                           (Exact Name of Registrant)

                           Multi-Fund (Reg. TM) Group

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                              (Name of Depositor)

                           1300 South Clinton Street
                              Post Office Box 1110
                           Fort Wayne, Indiana 46801
              (Address of Depositor's Principal Executive Offices)

       Depositor's Telephone Number, Including Area Code: (260) 455-2000

                        Charles A. Brawley, III, Esquire
                  The Lincoln National Life Insurance Company
                           1300 South Clinton Street
                              Post Office Box 1110
                              Fort Wayne, IN 46801
                    (Name and Address of Agent for Service)

                                    Copy to:

                              Jeff Gery, Esquire
                  The Lincoln National Life Insurance Company
                           1300 South Clinton Street
                              Post Office Box 1110
                             Fort Wayne, IN 46801

            Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective:

/ /  immediately upon filing pursuant to paragraph (b) of Rule 485

/x/  on May 1, 2010, pursuant to paragraph (b) of Rule 485

/ /  60 days after filing pursuant to paragraph (a)(1) of Rule 485

/ /  on _______________________, pursuant to paragraph (a)(1) of Rule 485

                     Title of Securities being registered:
              Interests in a separate account under group flexible
                  payment deferred variable annuity contracts.

Lincoln Life Variable Annuity Account Q
Group Variable Annuity Contracts

Home Office:
The Lincoln National Life Insurance Company
1300 South Clinton

Fort Wayne, IN 46802





Servicing Office:
The Lincoln National Life Insurance Company
PO Box 2340

Fort Wayne, IN 46801-2340

1-800-341-0441
www.LincolnFinancial.com


This prospectus describes a group variable annuity contract and an individual certificate that is issued by The Lincoln National Life Insurance Company (Lincoln Life). This prospectus is primarily for use with qualified retirement plans. Generally, you do not pay federal income tax on the contract's growth until it is paid out. Qualified retirement plans already provide for tax deferral. Therefore, there should be reasons other than tax deferral for acquiring the contract within a qualified plan. The contract is designed to accumulate account value, and as permitted by the plan, to provide retirement income that a participant cannot outlive or for an agreed upon time. These benefits may be a variable or fixed amount or a combination of both. If a participant dies before the annuity commencement date, we pay the beneficiary or the plan a death benefit.


Participants choose whether account value accumulates on a variable or a fixed (guaranteed) basis or both. If participants allocate contributions to the fixed account, we guarantee principal and a minimum interest rate. We limit withdrawals and transfers from the fixed side of the contract.

Allocated and unallocated contracts are available. In an allocated contract, we maintain an account value on behalf of each individual participant, and the employer if requested; each participant receives a certificate. Under an unallocated contract, the employer or an administrator performs participant accounting. Allocated and unallocated contracts have different features.

All purchase payments for benefits on a variable basis will be placed in Lincoln Life Variable Annuity Account Q (variable annuity account (VAA). The VAA is a segregated investment account of Lincoln Life.

The participants take all the investment risk on the contract value and the retirement income for amounts placed into one or more of the contracts variable options. If the subaccounts you select make money, your contract value goes up; if they lose money, it goes down. How much it goes up or down depends on the performance of the subaccounts you select. We do not guarantee how any of the variable options or their funds will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees your investment in the contract.

The available subaccounts, and the funds in which they invest, are listed below. The contractowner decides which of these subaccounts are available under the contract for participant allocations. For more information about the investment objectives, policies and risk of the funds please refer to the Prospectuses for the funds.

AllianceBernstein Variable Products Series Fund (Class B):

     AllianceBernstein VPS Global Thematic Growth Portfolio

     AllianceBernstein VPS Growth and Income Portfolio
American Century Investments Variable Products (Class I):

     American Century VP Inflation Protection Fund

American Funds Insurance Series (Class 2):
     American Funds Global Growth Fund
     American Funds Growth Fund
     American Funds Growth-Income Fund
     American Funds International Fund

BlackRock Variable Series Funds, Inc. (Class I)

     BlackRock Global Allocation V.I. Fund

Delaware VIP Trust (Standard Class):
     Delaware VIP Diversified Income Series
   Delaware VIP High Yield Series
     Delaware VIP REIT Series
     Delaware VIP Trend Series
     Delaware VIP Value Series
Delaware VIP Trust (Service Class):
     Delaware VIP Small Cap Value Series

DWS Investments VIT Funds (Class A):
     DWS Equity 500 Index VIP
     DWS Small Cap Index VIP
DWS Variable Series II (Class A):

     DWS Alternative Asset Allocation Plus VIP Portfolio

Fidelity (Reg. TM) Variable Insurance Products (Service Class):
     Fidelity (Reg. TM) Contrafund (Reg. TM) Portfolio
     Fidelity (Reg. TM) Growth Portfolio
Lincoln Variable Insurance Products Trust (Service Class):
     LVIP Baron Growth Opportunities Fund
Lincoln Variable Insurance Products Trust (Standard Class):
     LVIP Cohen & Steers Global Real Estate Fund
     LVIP Delaware Bond Fund

     LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund LVIP Delaware Foundation (Reg. TM) Conservative Allocation Fund LVIP Delaware Foundation (Reg. TM) Moderate Allocation Fund
     LVIP Delaware Growth and Income Fund

     LVIP Delaware Social Awareness Fund
     LVIP Delaware Special Opportunities Fund

     LVIP Global Income Fund

     LVIP Janus Capital Appreciation Fund
     LVIP Mondrian International Value Fund
     LVIP Money Market Fund

     LVIP SSgA Bond Index Fund
     LVIP SSgA Emerging Markets 100 Fund
     LVIP SSgA International Index Fund

     LVIP SSgA S&P 500 Index Fund**
     LVIP SSgA Small Cap Index Fund
     LVIP T. Rowe Price Structured Mid-Cap Growth Fund

     LVIP Wells Fargo Intrinsic Value Fund
     (formerly LVIP FI Equity-Income Fund)

     LVIP Wilshire 2010 Profile Fund
     LVIP Wilshire 2020 Profile Fund
     LVIP Wilshire 2030 Profile Fund
     LVIP Wilshire 2040 Profile Fund
     LVIP Wilshire Aggressive Profile Fund
     LVIP Wilshire Conservative Profile Fund
     LVIP Wilshire Moderate Profile Fund
     LVIP Wilshire Moderately Aggressive Profile Fund

MFS (Reg. TM) Variable Insurance TrustSM (Initial Class):
     MFS (Reg. TM) Utilities Series
Neuberger Berman Advisers Management Trust (I Class):
     Mid-Cap Growth Portfolio


**"S&P 500" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product. (Please see the Statement of Additional Information which sets forth additional disclaimers and limitations of liability on behalf of S&P.)


This prospectus gives you information about the contracts that contractowners and participants should know before investing. You should also review the prospectuses for the funds that accompany this prospectus, and keep all prospectuses for future reference.

Neither the SEC nor any state securities commission has approved this contract or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

More information about the contracts is in the current Statement of Additional Information (SAI), dated the same date as this prospectus. The SAI terms are made part of this prospectus, and for a free copy of the SAI, write: The Lincoln National Life Insurance Company, P. O. Box 2340, Fort Wayne, IN 46808 or call 1-800-341-0441. The SAI and other information about Lincoln Life and the VAA are also available on the SEC's website (http://www.sec.gov). There is a table of contents for the SAI on the last page of this prospectus.


May 1, 2010

Table of Contents





Item                                                        Page
Special Terms                                                4
Expense Tables                                               5
Summary of Common Questions                                  6
The Lincoln National Life Insurance Company                  8
Variable Annuity Account (VAA)                               9
Fixed Side of the Contract                                   9
Investments of the VAA                                       9
Charges and Other Deductions                                13
 Surrender Charges                                          14
 Additional Information                                     14
The Contracts                                               15
 Purchase of the Contracts                                  15
 Transfers On or Before the Annuity Commencement Date       17
 Death Benefit Before the Annuity Commencement Date         20
 Loans                                                      22
 Annuity Payouts                                            24
Distribution of the Contracts                               25
Federal Tax Matters                                         26
Additional Information                                      29
 Voting Rights                                              29
 Return Privilege                                           29
 Other Information                                          30
 Legal Proceedings                                          30
Contents of the Statement of Additional Information (SAI)
for Lincoln Life Variable Annuity Account Q                 31
Appendix A - Condensed Financial Information                A-1

Special Terms
In this prospectus, the following terms have the indicated meanings:

Account or variable annuity account (VAA) - The segregated investment account, Account Q, into which we set aside and invest the assets for the variable side of the contract offered in this prospectus.

Account value - At a given time before the annuity commencement date, the value of all accumulation units for a contract plus the value of the fixed side of the contract.

Accumulation unit - A measure used to calculate contract value for the variable side of the contract before the annuity commencement date.

Annuitant - The person upon whose life the annuity benefit payments are based, and upon whose life a death benefit may be paid.

Annuity commencement date - The valuation date when funds are withdrawn or converted into annuity units or fixed dollar payout for payment of retirement income benefits under the annuity payout option you select.

Annuity payout - An amount paid at regular intervals after the annuity commencement date under one of several options available to the annuitant and/or any other payee. This amount may be paid on a variable or fixed basis, or a combination of both.

Annuity unit - A measure used to calculate the amount of annuity payouts for the variable side of the contract after the annuity commencement date. See Annuity Payouts.

Beneficiary - The person or entity designated by a non-ERISA 403(b) plan participant or an annuitant to receive any death benefit paid if the participant or annuitant dies before the annuity commencement date.

Contractowner - The party named on the group annuity contract (for example, an employer, a retirement plan trust, an association, or other entity allowed by law).

Contract year - Each one-year period starting with the effective date of the contract and starting with each contract anniversary after that.

Death benefit-Before the annuity commencement date, the amount payable to a designated beneficiary if a participant under a 403(b) plan not subject to ERISA dies.

FINRA - Financial Industry Regulatory Authority.

Good Order - The actual receipt at our Home Office of the requested transaction in writing or by other means we accept, along with all information and supporting legal documentation necessary to effect the transaction. The forms we provide will identify the necessary documentation. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.

Lincoln Life (we, us, our) - The Lincoln National Life Insurance Company.

Net Contributions - The sum of all contributions credited to the participant's account value less any amounts paid when a withdrawal occurs and less any outstanding loan balance.

Participant - A person defined as a participant in the plan, who has enrolled under a contract, and under an allocated group contract, on whose behalf Lincoln Life maintains an account.

Participant year - A 12-month period starting with the date we receive the first contribution on behalf of a participant and on each anniversary after that.

Plan - The retirement program that an employer offers to its employees for which a contract is used to accumulate funds.

SEC - Securities and Exchange Commission.

Subaccount - The portion of the VAA that reflects investments in accumulation and annuity units of a class of a particular fund available under the contracts. There is a separate subaccount which corresponds to each class of a fund.

Valuation date - Each day the New York Stock Exchange (NYSE) is open for trading.

Valuation period - The period starting at the close of trading (currently 4:00 p.m. New York time) on each day that the NYSE is open for trading (valuation date) and ending at the close of such trading on the next valuation date.

Expense Tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.

The first table describes the fees and expenses that contractowners or participants will pay at the time that you buy the contract, surrender the contract, or transfer contract value between investment options and/or the fixed account. State premium taxes may also be deducted.

Annual account fee: $25

(allocated contract, per contractowner/participant)

Loan establishment fee per loan (where allowed by law): $35

We may reduce or waive these charges in certain situations. See Charges and Other Deductions.


Contractowner or Participant Transaction Expenses:



  o   Surrender charge (as a percentage of account value surrendered/withdrawn):      6.0%*

* The surrender charge percentage is reduced over time. The later the redemption occurs, the lower the surrender charge with respect to that surrender or withdrawal. We may reduce or waive this charge in certain situations. See Charges and Oother Deductions - Surrender Charge.


Deductions from the VAA


Separate Account Q expenses (as a percentage of average daily net assets in the subaccounts):



"standard" mortality and expense risk charge     1.002%
"1st breakpoint" mortality and expense charge*   .75%
"2nd breakpoint" mortality and expense charge*   .55%

* Only certain contracts or plans are eligible for a breakpoint charge.



The next item shows the minimum and maximum total annual operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The expenses are for the year ended December 31, 2009. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.





                                                    Maximum      Minimum
                                                   ---------    --------
Total Annual Fund Operating Expenses
(expenses that are deducted from fund assets,
including management fees, distribution and/or
service (12b-1) fees, and other expenses):         5.09%        0.32%
Net Total Annual Fund Operating Expenses
(after contractual waivers/reimbursements*):       1.44%        0.32%



* 22 of the funds have entered into contractual waiver or reimbursement arrangements that may reduce fund management and other fees and/or expenses during the period of the arrangement. These arrangements vary in length, but no arrangement will terminate before April 30, 2011.

EXAMPLES

This Example is intended to help contractowners or participants compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contractowner/participant transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses.

The Example assumes that contractowners or participants invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


1) If you surrender your contract at the end of the applicable period:




                1 year   3 years   5 years   10 years
               -------- --------- --------- ---------
      Standard  $1,201   $2,383    $3,444    $5,781
    Breakpoint  $1,178   $2,320    $3,347    $5,614


2) If you do not surrender your contract at the end of the applicable time period:




                1 year   3 years   5 years   10 years
               -------- --------- --------- ---------
      Standard   $608    $1,803    $2,971    $5,781
    Breakpoint   $583    $1,735    $2,868    $5,614


The expense tables reflect expenses of the VAA as well as the maximum expense of any of the underlying funds. For more information - See Charges and Other Deductions in this prospectus and in the prospectuses for the funds. Premium taxes may also apply, although they do not appear in the examples. These examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.


Certain underlying funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase ("redemption fees"). As of the date of this prospectus, none have done so. See The Contracts
- Market Timing for a discussion of redemption fees.

For information concerning compensation paid for the sale of the contracts, see Distribution of the Contracts.




Summary of Common Questions
What kind of contract is this? It is a group variable annuity contract between the contractowner and Lincoln Life. It may provide for a fixed annuity and/or a variable annuity. This prospectus describes the variable side of the contract. See The Contracts. This prospectus provides a general description of the contract. The contract and certain riders, benefits, service features and enhancements may not be available in all states, and the charges may vary in certain states. You should refer to your contract for any state specific provisions. Please check with your investment representative regarding their availability.

What is the variable annuity account (VAA)? It is a separate account we established under Indiana insurance law, and registered with the SEC as a unit investment trust. VAA assets are allocated to one or more subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which we may conduct. See Variable Annuity Account.

What are my investment choices? Based upon your instruction for purchase payments, the VAA applies your purchase payments to buy shares in one or more of the investment options. In turn, each fund holds a portfolio of securities consistent with its investment policy. See Investments of the Variable Annuity Account - Description of the Funds.

Who invests my money? Several different investment advisers manage the investment options. See Investments of the Variable Annuity Account - Description of the Funds.


How does the contract work? If we approve your application, we will send you a contract. When you make purchase payments during the accumulation phase, you buy accumulation units. If you decide to receive an annuity payout, your accumulation units are converted to annuity units. Your annuity payouts will be based on the number of annuity units you receive and the value of each annuity unit on payout days. See The Contracts.

What charges do I pay under the contract?

If you withdraw account value, you pay a surrender charge from 0% to 6.0%, depending upon how many contract years have elapsed since the effective date of the contract (single premium and periodic premium), or how many contract years the purchase payment has been in the contract (flexible premium), and which type of contract you choose. We may reduce or waive surrender charges in certain situations. See Charges and Other Deductions - Surrender Charges.

We will deduct any applicable premium tax from purchase payments or contract value, unless the governmental entity dictates otherwise, at the time the tax is incurred or at another time we choose, or a time as required by law.


Under allocated contracts, we charge an annual contract fee of $25 per participant or contractowner account. We apply a charge to the daily net asset value of the VAA and those charges are:


Separate Account Q expenses (as a percentage of average daily net assets in the subaccounts):




"standard" mortality and expense risk charge    1.002%
"1st breakpoint"mortality and expense charge*   .75%
"2nd breakpoint"mortality and expense charge*   .55%


* Only certain contracts or plans are eligible for a breakpoint charge.


Each fund pays a management fee based on its average daily net asset value. See
- Investments of the Variable Annuity Account - Investment Adviser. Each fund also has additional operating expenses. These are described in the prospectuses for the funds.

What contributions are necessary, and how often? Contributions made on behalf of participants may be in any amount unless the contractowner or the plan has a minimum amount. There are limits on the total amount of contributions in any one year. See - The Contracts-Contributions.

How will my annuity payouts be calculated? If a participant decides to annuitize, you may select an annuity option and start receiving annuity payouts from your contract as a fixed option or variable option or a combination of both. See Annuity Payouts - Annuity Options. Remember that participants in the VAA benefit from any gain, and take a risk of any loss, in the value of the securities in the funds' portfolios.

What happens if a participant dies before annuitizing? Depending upon the plan, the beneficiary may receive a death benefit and have options as to how the death benefit is paid. See The Contracts - Death Benefit.

May participants transfer contract value between variable options and between the variable and fixed side of the contract? Yes, subject to currently effective restrictions. For example, transfers made before the annuity commencement date are generally restricted to no more than twelve (12) per contract year. If permitted by your contract, we may discontinue accepting transfers into the fixed side of the contract at any time. See - The Contracts
- Transfers On or Before the Annuity Commencement Date and Transfers After the Annuity Commencement Date.

May a contractowner or participant withdraw account value? Yes, subject to contract requirements and to the restrictions of any qualified retirement plan for which the contract was purchased. (Participants may only withdraw account value during their accumulation period.) See - Withdrawals. The contractowner must also approve certain participant withdrawals. Certain charges may apply. See - Charges and Other Deductions. A portion of withdrawal proceeds may be taxable. In addition, if you decide to take a distribution before age 591/2, a 10% Internal Revenue Service (IRS) tax penalty may apply. A surrender or withdrawal also may be subject to 20% withholding. See - Federal Tax Matters.

Do participants get a free look at their certificate? A participant under a
Section 403(b) plan and certain nonqualified plans can cancel a certificate within twenty days (in some states longer) of the date the participant receives the certificate. The participant must give notice to our servicing office. See
- Return Privilege.

Where may I find more information about accumulation unit values? The Appendix to this prospectus provides more information about accumulation unit values.

Investment Results
The VAA advertises the annual performance of the subaccounts for the funds on both a standardized and non-standardized basis.
The standardized calculation measures average annual total return. This is based on a hypothetical $1,000 payment made at the beginning of a one-year, a five-year and a 10-year period. This calculation reflects all fees and charges that are or could be imposed on all contractowner accounts.

The nonstandardized calculation compares changes in accumulation unit values from the beginning of the most recently completed calendar year to the end of that year. It may also compare changes in accumulation unit values over shorter or longer time periods. This calculation reflects mortality and expense risk charges. It also reflects management fees and other expenses of the fund. It does not include the surrender charge or the account charge; if included, they would decrease the performance.

The money market subaccount's yield is based upon investment performance over a 7-day period, which is then annualized. During extended periods of low interest rates, the yields of any subaccount investing in a money market fund may also become extremely low and possibly negative. The money market yield figure and annual performance of the subaccounts are based on past performance and do not indicate or represent future performance.



The Lincoln National Life Insurance Company
The Lincoln National Life Insurance Company (Lincoln Life), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies.

Depending on when you purchased your contract, you may be permitted to make allocations to the fixed account, which is part of our general account. See The Fixed Side of the Contract. In addition, any guarantees under the contract that exceed your contract value, such as those associated with death benefit options and Living Benefit riders are paid from our general account (not the VAA). Therefore, any amounts that we may pay under the contract in excess of contract value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. With respect to the issuance of the contracts, Lincoln Life does not file periodic financial reports with the SEC pursuant to the exemption for life insurance companies provided under Rule 12h-7 of the Securities Exchange Act of 1934.


We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the general account. Moreover, unlike assets held in the VAA, the assets of the general account are subject to the general liabilities of the Company and, therefore, to the Company's general creditors. In the event of an insolvency or receivership, payments we make from our general account to satisfy claims under the contract would generally receive the same priority as our other contractowner obligations.

Our Financial Condition. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our general account. In general, those laws and regulations determine the amount and type of investments which we can make with general account assets.

In addition, state insurance regulations require that insurance companies calculate and establish on their financial statements, a specified amount of reserves in order to meet the contractual obligations to pay the claims of our policyholders. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of liabilities, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our general account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.


How to Obtain More Information. We encourage both existing and prospective policyholders to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the VAA, are located in the SAI. If you would like a free copy of the SAI, please write to us at: PO Box 2340, Fort Wayne, IN 46801-2340 , or call 1-800-341-0441. In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov. You may obtain our audited statutory financial statements and any unaudited statutory financial statements that may be available by visiting our website at www.LincolnFinancial.com.

You also will find on our website information on ratings assigned to us by one or more independent rating organizations. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance and annuity contracts based on its financial strength and/or claims-paying ability. Additional information about rating agencies is included in the Statement of Additional Information.


Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.




Variable Annuity Account (VAA)
On November 3, 1997, the VAA was established as an insurance company separate account under Indiana law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln Life. We are the issuer of the contracts and the obligations set forth in the contract, other than those of the contractowner, are ours. The VAA satisfies the definition of a separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts placed in the VAA.



Financial Statements

The December 31, 2009 financial statements of the VAA and the December 31, 2009 consolidated financial statements of Lincoln Life are located in the SAI. If you would like a free copy of the SAI, complete and mail the request on the last page of this prospectus, or call 1-800-341-0441.




Fixed Side of the Contract
The portion of the account value allocated to the fixed side of the contract becomes part of our general account, and does not participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the Indiana Insurance Department as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.

In reliance on certain exemptions, exclusions and rules, we have not registered interests in the general account as a security under the Securities Act of 1933 (1933 Act) and have not registered the general account as an investment company under the Investment Company Act of 1940 (1940 Act). Accordingly, neither the general account nor any interests in it are regulated under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus which relate to our general account and to the fixed account under the contract. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract are in the contract.

Contributions allocated to the fixed side of the contract are guaranteed to be credited with a minimum interest rate, specified in the contract, of at least 3.0%. A contribution allocated to the fixed side of the contract is credited with interest beginning on the next calendar day following the date of receipt if all participant data is complete. Lincoln Life may vary the way in which it credits interest to the fixed side of the contract from time to time.

ANY INTEREST IN EXCESS OF 3.0% WILL BE DECLARED IN ADVANCE AT LINCOLN LIFE'S SOLE DISCRETION. CONTRACTOWNERS AND PARTICIPANTS BEAR THE RISK THAT NO INTEREST IN EXCESS OF 3.0% WILL BE DECLARED.



Investments of the VAA
Contractowners of unallocated contracts and participants under allocated contracts decide the subaccount(s) to which contributions are allocated. There is a separate subaccount which corresponds to each class of each fund. Contractowners or participants, as applicable, may change allocations without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The funds are required to redeem fund shares at net asset value upon our request.

Investment Advisers

As compensation for its services to the fund, the investment adviser receives a fee from the fund which is accrued daily and paid monthly. This fee is based on the net assets of each fund, as defined in the prospectus for the fund.


Certain Payments We Receive with Regard to the Funds

With respect to a fund, including affiliated funds, the adviser and/or distributor, or an affiliate thereof, may make payments to us (or an affiliate). It is anticipated that such payments will be based on a percentage of assets of the particular fund attributable to the contracts along with certain other variable contracts issued or administered by us (or an affiliate). These percentages are negotiated and vary with each fund. Some funds may pay us significantly more than other funds and the amount we receive may be substantial. These percentages currently range up to 0.50%, and as of the date of this prospectus, we were receiving payments from each fund family. We (or our affiliates) may profit from these payments or use these payments for a variety of purposes, including payment of expenses that we (and our affiliates) incur in promoting, marketing, and administering the contracts and, in our role as intermediary, the funds. These payments may be derived, in whole or in part, from the investment advisory fee deducted from fund assets. Contractowners, through their indirect investment in the funds, bear the costs of these investment advisory fees (see the funds' prospectuses for more information). Additionally, a fund's adviser and/or distributor or its affiliates may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts for marketing programs and sales support, as well as amounts to participate in training and sales meetings.


The AllianceBernstein, American Funds, Delaware, Fidelity and Lincoln Funds offered as part of this contract make payments to us under their distribution plans (12b-1 plans). The payment rates range up to 0.30% based on the amount of assets invested in those funds. Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment, and will reduce the fund's investment return. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us or our affiliates would decrease.



Description of the Funds

Each of the subaccounts of the VAA is invested solely in shares of one of the funds available under the contract. Each fund may be subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund.

We select the funds offered through the contract based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will make payments to us or our affiliates. We review each fund periodically after it is selected. Upon review, we may remove a fund or restrict allocation of additional purchase payments to a fund if we determine the fund no longer meets one or more of the factors and/or if the fund has not attracted significant contractowner assets. Finally, when we develop a variable annuity product in cooperation with a fund family or distributor (e.g., a "private label"product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.

Certain funds offered as part of this contract have similar investment objectives and policies to other portfolios managed by the adviser. The investment results of the funds, however, may be higher or lower than the other portfolios that are managed by the adviser or sub-adviser. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the adviser or sub-adviser, if applicable.


Certain funds invest substantially all of their assets in other funds. As a result, you will pay fees and expenses at both fund levels. This will reduce your investment return. These arrangements are referred to as funds of funds. Funds of funds structures may have higher expenses than funds that invest directly in debt or equity securities.

Following are brief summaries of the fund descriptions. More detailed information may be obtained from the current prospectus for the fund. You should read each fund prospectus carefully before investing. Prospectuses for each fund are available by contacting us. In addition, if you receive a summary prospectus for a fund, you may obtain a full statutory prospectus by referring to the contact information for the fund company on the cover page of the summary prospectus. Please be advised that there is no assurance that any of the funds will achieve their stated objectives.


Some plans limit the funds available under the plan. Please contact your investment dealer for current information.


AllianceBernstein Variable Products Series Fund, advised by AllianceBernstein, L.P.


  o AllianceBernstein VPS Global Thematic Growth Portfolio (Class B): Long-term growth.

  o AllianceBernstein VPS Growth and Income Portfolio (Class B): Long-term growth.

American Century Investments Variable Products, advised by American Century


  o American Century VP Inflation Protection Fund (Class I): Long-term total return.



American Funds Insurance SeriesSM, advised by Capital Research and Management Company

  o Global Growth Fund (Class 2): Long-term growth.

  o Growth Fund (Class 2): Long-term growth.

  o Growth-Income Fund (Class 2): Growth and income.

  o International Fund (Class 2): Long-term growth.


BlackRock Variable Series Funds, Inc., advised by Blackrock Advisors, LLC and subadvised by BlackRock Investment Management, LLC


  o BlackRock Global Allocation V.I Fund (Class I): High total return.


Delaware VIP Trust, advised by Delaware Management Company*


  o Diversified Income Series (Standard Class): Total return.

  o High Yield Series (Standard Class): Total return.

  o REIT Series (Standard Class): Total return.

  o Small Cap Value Series (Service Class): Capital appreciation.

  o Trend Series (Standard Class): Capital appreciation.

  o Value Series (Standard Class): Capital appreciation.


*Investments in any of the funds offered under the Delaware VIP Trust are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies including their subsidiaries or related companies (the "Macquarie Group") and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of any of the funds offered under the Delaware VIP Trust, the repayment of capital from any of the funds offered under the Delaware VIP Trust or any particular rate of return.



DWS Investments VIT Funds, advised by Deutsche Asset Management Inc. and subadvised by Northern Trust Investments, Inc.

  o DWS Equity 500 Index VIP Portfolio (Class A): Capital appreciation.

  o DWS Small Cap Index VIP Portfolio (Class A): Capital appreciation.


DWS Variable Series II, advised by Deutsche Asset Management Inc. and subadvised by RREEF America L.L.C.


  o DWS Alternative Asset Allocation Plus VIP Portfolio (Class A): Capital appreciation.



Fidelity (Reg. TM) Variable Insurance Products, advised by Fidelity Management and Research Company

  o Contrafund (Reg. TM) Portfolio (Service Class): Long-term capital appreciation.

  o Growth Portfolio (Service Class): Capital appreciation.


Lincoln Variable Insurance Products Trust, advised by Lincoln Investment
    Advisors Corporation.

  o LVIP Baron Growth Opportunities Fund (Service Class): Capital appreciation.

     (Subadvised by BAMCO, Inc.)

  o LVIP Cohen & Steers Global Real Estate Fund (Standard Class): Total Return.

     (Subadvised by Cohen & Steers Capital Management)


  o LVIP Delaware Bond Fund (Standard Class): Current income.
     (Subadvised by Delaware Management Company)*


  o LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund (Standard Class): Long-term capital growth.

     (Subadvised by Delaware Management Company)*


  o LVIP Delaware Foundation (Reg. TM) Conservative Allocation Fund (Standard Class): Current income and preservation of capital with capital appreciation.

     (Subadvised by Delaware Management Company)*

  o LVIP Delaware Foundation (Reg. TM) Moderate Allocation Fund (Standard Class): Capital appreciation with current income.
     (Subadvised by Delaware Management Company)*

  o LVIP Delaware Growth and Income Fund (Standard Class): Capital appreciation.
     (Subadvised by Delaware Management Company)*

  o LVIP Delaware Social Awareness Fund (Standard Class): Capital appreciation.

     (Subadvised by Delaware Management Company)*


  o LVIP Delaware Special Opportunities Fund (Standard Class): Capital appreciation.

     (Subadvised by Delaware Management Company)*

  o LVIP Global Income Fund (Standard Class): Current income consistent with preservation of capital.
     (Subadvised by Mondrian Investment Partners Limited and Templeton Investment Counsel, LLC)


  o LVIP Janus Capital Appreciation Fund (Standard Class): Long-term growth. (Subadvised by Janus Capital Management LLC)

  o LVIP Mondrian International Value Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by Mondrian Investment Partners Limited)

  o LVIP Money Market Fund (Standard Class): Current Income/Preservation of capital.
     (Subadvised by Delaware Management Company)

  o LVIP SSgA Bond Index Fund (Standard Class): Replicate Barclays Aggregate Bond Index.

     (Subadvised by SSgA Funds Management, Inc.)


  o LVIP SSgA Emerging Markets 100 Fund (Standard Class): Long-term capital appreciation.

     (Subadvised by SSgA Funds Management, Inc.)


  o LVIP SSgA International Index Fund (Standard Class): Replicate broad foreign index.

     (Subadvised by SSgA Funds Management, Inc.)


  o LVIP SSgA S&P 500 Index Fund (Standard Class): Replicate S&P 500 Index. (Subadvised by SSgA Funds Management, Inc.)

  o LVIP SSgA Small-Cap Index Fund (Standard Class): Replicate Russell 2000
     Index.
     (Subadvised by SSgA Funds Management, Inc.)

  o LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Standard Class): Maximum capital appreciation.
     (Subadvised by T. Rowe Price Associates, Inc.)


  o LVIP Wells Fargo Intrinsic Value Fund: Income.
    (Subadvised by Metropolitan West Capital Management)
     (formerly LVIP FI Equity Income Fund)

  o LVIP Wilshire 2010 Profile Fund (Standard Class): Total return; a fund of funds.
     (Subadvised by Wilshire Associates Incorporated)

  o LVIP Wilshire 2020 Profile Fund (Standard Class): Total return; a fund of funds.
     (Subadvised by Wilshire Associates Incorporated)

  o LVIP Wilshire 2030 Profile Fund (Standard Class): Total return; a fund of funds.
     (Subadvised by Wilshire Associates Incorporated)

  o LVIP Wilshire 2040 Profile Fund (Standard Class): Total return; a fund of funds.
     (Subadvised by Wilshire Associates Incorporated)

  o LVIP Wilshire Aggressive Profile Fund (Standard Class): Long-term growth of capital; a fund of funds.
     (Subadvised by Wilshire Associates Incorporated)

  o LVIP Wilshire Conservative Profile Fund (Standard Class): Current income; a fund of funds.
     (Subadvised by Wilshire Associates Incorporated)

  o LVIP Wilshire Moderate Profile Fund (Standard Class): Growth and income; a fund of funds.
     (Subadvised by Wilshire Associates Incorporated)

  o LVIP Wilshire Moderately Aggressive Profile Fund (Standard Class): Growth and income; a fund of funds.
     (Subadvised by Wilshire Associates Incorporated)

*Investments in any of the funds sub-advised by Delaware Management Company and offered under the LVIP Trust are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies including their subsidiaries or related companies (the "Macquarie Group") and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of any of the funds sub-advised by Delaware Management Company and offered under the LVIP Trust, the repayment of capital from any of the funds sub-advised by Delaware Management Company and offered under the LVIP Trust or any particular rate of return.



MFS (Reg. TM) Variable Insurance TrustSM, advised by Massachusetts Financial Services Company

  o Utilities Series (Initial Class): Total return.

Neuberger Berman Advisers Management Trust, advised by Neuberger Berman Management, Inc. and subadvised by Neuberger Berman, LLC.


  o Mid-Cap Growth Portfolio (I Class): Capital appreciation.



Reinvestment of Dividends and Capital Gain Distributions

All dividends and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to contractowners or participants as additional units, but are reflected as changes in unit values.


Addition, Deletion or Substitution of Investments

We reserve the right, within the law, to make certain changes to the structure and operation of the VAA at our discretion and without your consent. We may add, delete, or substitute funds for all contractowners or only for certain classes of contractowners. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of contractowners.

Substitutions may be made with respect to existing investments or the investment of future purchase payments, or both. We may close subaccounts to allocations of purchase payments or contract value, or both, at any time in our sole discretion. The funds, which sell their shares to the subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the subaccounts. Substitutions might also occur if shares of a fund should no longer be available, or if investment in any fund's shares should become inappropriate, in the judgment of our management, for the purposes of the contract, or for any other reason in our sole discretion and, if required, after approval from the SEC.

We also may:
 o remove, combine, or add subaccounts and make the new subaccounts available to you at our discretion;
 o transfer assets supporting the contracts from one subaccount to another or from the VAA to another separate account;
 o combine the VAA with other separate accounts and/or create new separate accounts;
 o deregister the VAA under the 1940 Act; and
 o operate the VAA as a management investment company under the 1940 Act or as any other form permitted by law.

We may modify the provisions of the contracts to reflect changes to the subaccounts and the VAA and to comply with applicable law. We will not make any changes without any necessary approval by the SEC. We will also provide you written notice.



Charges and Other Deductions
We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder.

Our administrative services include:
 o processing applications for and issuing the contracts;
 o processing purchases and redemptions of fund shares as required (including dollar cost averaging, automatic withdrawal/
     systematic withdrawal, systematic transfer, cross-reinvesment/account sweep and portfolio rebalancing services);
 o maintaining records;
 o administering annuity payouts;
 o furnishing accounting and valuation services (including the calculation and monitoring of daily subaccount values);
 o reconciling and depositing cash receipts;
 o providing contract confirmations;
 o providing toll-free inquiry services and
 o furnishing telephone and electronic fund transfer services.

The risks we assume include:
 o the risk that annuitants receiving annuity payouts under contracts live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed);
 o the risk that death benefits paid will exceed the actual contract value;
 o the risk that more owners than expected will qualify for waivers of the surrender charge;
 o the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change).

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. For example, the surrender charge collected may not fully cover all of the sales and distribution expenses actually incurred by us. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from mortality and expense risk charges deducted from the account. We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing the distribution of the contracts.


Annual Contract Fee

We will deduct $25 per account maintained on behalf of a participant or contractowner from account value on the last valuation date of each participant year to compensate us for the administrative services provided; this $25 annual contract fee will also be deducted from account value upon total or partial withdrawals of all account value by a contractowner or participant.


Surrender Charges

A surrender charge is imposed in the event of a total or partial withdrawal of account value before the annuity commencement date. Charges are the same for all withdrawals except that, partial withdrawals of up to a cumulative percentage limit of 20% of the account value attributable to an unallocated group contract or; the account value attributable to a participant or the contractowner in an allocated group contract, as applicable, made in any contract year are not subject to a surrender charge. (To determine the 20% limit; add together all partial withdrawals during the contract year, including the withdrawal amount being requested, and then divide the sum by the account value at the time of the requested withdrawal.)

Restrictions apply to the extent a withdrawal is required from the fixed side of the contract. See - The Contracts - Discontinuance and Withdrawals. Partial withdrawals in excess of the cumulative percentage limit in any contract year are subject to the surrender charge. In addition, if a total withdrawal of all account value in the VAA is requested, then the entire amount of withdrawal is subject to the surrender charge.



                                                               Contract year in which surrender/withdrawal
                                                                                 occurs
                                                               ------------------------------------------
                                                                0    1-4    5    6    7    8    9    10+
      Surrender charge as a percentage of the contract value   6%   6%     5%   4%   3%   2%   1%   0%

A surrender charge will not apply to:
 o A surrender or withdrawal after a group contract's 10th contract anniversary.
 o To make a payment due to the participant's death, disability, retirement or termination of employment, excluding termination of employment due to plan termination, plant shutdown, or any other program instituted by the participant's employer which would reduce the work force by more than 20%.
 o To make a payment for a participant hardship situation as allowed by the plan.
 o To make a payment pursuant to a qualified domestic relations order.
 o To purchase an annuity option as permitted under the contract.


Additional Information

Participants in the Texas Optional Retirement Program should refer to Restrictions Under the Texas Optional Retirement Program, later in this prospectus booklet.

The charges associated with total and partial withdrawals are paid to us to compensate us for the cost of distributing the contracts.

We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing distribution of the contracts.


Deductions from the VAA for Assumption of Mortality and Expense Risks

We apply to the average daily net asset value of the subaccounts, a charge which is equal to an annual rate of:



"standard" mortality and expense risk charge    1.002%
"1st breakpoint"mortality and expense charge*   .75%
"2nd breakpoint"mortality and expense charge*   .55%


*Only certain contract or plans are eligible for a breakpoint charge.

Lincoln contracts which, at the time of issue or at the end of a calendar quarter after the time of issue, have account value equal to or in excess of $5 million will be eligible for the "1st breakpoint" mortality and expense risk charge. For contracts qualifying after the time of issue, the lower mortality and expense risk charge will be implemented no later than the calendar quarter-end valuation date following the end of the calendar quarter in which the contract becomes eligible for the lower charge.

Contracts eligible for the "2nd breakpoint" mortality and expense risk charge are those contracts which, at the time of issue or at the end of a calendar quarter after the time of issue, have account value equal to or in excess of $100 million, either individually or in combination with other Lincoln contracts under the same employer group or association, and under which annual contributions are, or are anticipated to be, at least $15 million, as determined in our sole discretion. For contracts qualifying after the time of issue, the lower charge will be implemented no later than the calendar quarter-end valuation date following the end of the calendar quarter in which the contract becomes eligible for the lower charge.

Certain contracts which are purchased with the surrender proceeds of an existing group variable annuity contract are not eligible for either the 1st breakpoint or the 2nd breakpoint mortality and expense risk charge.

If the mortality and expense risk charge proves insufficient to cover underwriting and administrative costs in excess of the charges made for administrative expenses, we will absorb the loss. However, if the amount deducted proves more than sufficient, we will keep the profit.


Special Arrangements

The surrender and account charges, described previously may be reduced or eliminated for any particular contract. In addition, the amount credited to and/or the interest rate declared on the fixed account may be enhanced for certain contracts. Such reductions, eliminations or enhancements may be available where Lincoln Life's administrative and/or distribution costs or expenses are anticipated to be lower due to, for example, the terms of the contract, the duration or stability of the plan or contract; economies due to the size of the plan, the number of certain characteristics of participants, or the amount or frequency of contributions anticipated; or other support provided by the contractowner or the plan. In addition, the group contractowner or the plan may pay the annual administration charge on behalf of the participants under a contract . Lincoln Life will enhance the fixed interest crediting rate and reduce or eliminate fees, charges, or rates in accordance with Lincoln Life's eligibility criteria in effect at the time a contract is issued, or in certain cases, after a contract has been held for a period of time. Lincoln Life may, from time to time, modify both the amounts of reductions or enhancements and the criteria for qualification. Reductions, enhancements, or waivers will not be unfairly discriminatory against any person, including participants under other contracts issued through the VAA.

Fees, charges and rates under the contracts, including charges for premium taxes; loan rates of interest; and the availability of certain free withdrawals, may be subject to variation based on state insurance regulation.

The contractowner and participant should read the contract carefully to determine whether any variations apply in the state in which the contract is issued. The exact amount for all fees, charges, and rates applicable to a particular contract will be stated in that contract.


Deductions for Premium Taxes


Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from the account value, unless the governmental entity dictates otherwise, when incurred, or at another time of our choosing.

The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium tax rates generally depend upon the law of your state of residence. The tax rates range from zero to 3.5%.



Other Charges and Deductions

The mortality and expense risk and administrative charge of 1.002% of the contract value will be assessed on all variable annuity payouts, including options that may be offered that do not have a life contingency and therefore no mortality risk. This charge covers the expense risk and administrative services listed previously in this prospectus. The expense risk is the risk that our costs in providing the serices will exceed our revenues from contract charges.

There are additional deductions from and expenses paid out of the assets of the underlying funds that are more fully described in the prospectuses for the funds. Among these deductions and expenses are 12b-1 fees which reimburse us or an affiliate for certain expenses incurred in connection with certain administrative and distribution support services provided to the funds.



The Contracts

Purchase of the Contracts
A prospective contractowner wishing to purchase a contract must apply for it through one of our authorized sales representatives. The completed application is sent to us and we decide whether we can accept it based on our underwriting guidelines. Once the application is accepted, a contract is prepared and executed by our legally authorized officers. The contract is then sent to the contractowner through its sales representative. For 403(b) plans that have allocated rights to the participant, we will issue to each participant a separate active life certificate that describes the basic provisions of the contract.


Initial Contributions


When we receive a complete enrollment form and all other information necessary for processing a contribution, we will price the initial contribution for a participant to his or her account no later than two business days after we receive the contribution. If we receive contribution amounts with incomplete or no allocation instructions, we will notify the contractowner and direct contribution amounts to the pending allocation account. The pending allocation account invests in LVIP Money Market Fund. We do not impose the mortality and expense risk charge or the annual administration charge on the pending allocation account.


We will transfer the account value from the pending allocation account in accordance with allocation percentages elected on properly completed allocation instructions within two valuation dates of receipt of such instructions, and allocate all future contributions in accordance with these percentages until we are notified of a change. If we do not receive properly completed instructions after we have sent three monthly notices, we will refund account value in the pending allocation account within 105 days of the initial contribution.

Participants may not allocate contributions to, make transfer to or from, take loans from, or make withdrawals from the pending allocation account, except as set forth in the contract.


Who Can Invest

In order to purchase a group contract, the plan on whose behalf the contract will be held must be one of the qualified plans for which the contracts are designed. Also, depending on state law requirements, a minimum of ten participants may be required to be participating in the plan. Lincoln Life may impose additional eligibility requirements; any such additional eligibility requirements will be applied in a nondiscriminatory manner.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.

In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a purchase payment and/or freeze a contractowner's account. This means we could refuse to honor requests for transfers, withdrawals, surrenders or death benefits. Once frozen, monies would be moved from the VAA to a segregated interest-bearing account maintained for the contractowner, and held in that account until instructions are received from the appropriate regulator.


Replacement of Existing Insurance

Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contract to purchase the contract described in this prospectus.

Participant Surrender charges may be imposed on your existing contract. An investment representative or tax adviser should be consulted prior to making an exchange. Cash surrenders from an existing contract may be subject to tax and tax penalties.


Contributions

Contributions are payable to us at a frequency and may be made in any amount unless the contractowner or the plan has a minimum amount. Contributions in any one contract year which exceed twice the amount of contributions made in the first contract year may be made only with our permission. If contributions stop, the contract will remain in force as a paid-up contract. Payments may be resumed at any time until the group contract or certificate, as applicable, terminates.


Valuation Date

Accumulation and annuity units will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York Stock Exchange is open (valuation date). On any date other than a valuation date, the accumulation unit value and the annuity unit value will not change.


Allocation of Contributions

Contributions are placed into the VAA's subaccounts, each of which invests in shares of its corresponding fund, according to contractowners or participants instructions.

If we receive your purchase payment from you or your broker-dealer in good order at our Home office prior to 4:00 p.m., New York time, we will use the accumulation unit value computed on that valuation date when processing your purchase payment. If we receive your purchase payment at or after 4:00 p.m., New York time, we will use the accumulation unit value computed on the next valuation date. If you submit your purchase payment to your representative, we will generally not begin processing the purchase payment until we receive it from your representative's broker-dealer. If your broker-dealer submits your purchase payment to us through the Depository Trust and Clearing Corporation (DTCC) or, pursuant to terms agreeable to us, uses a proprietary order placement system to submit your purchase payment to us, and your purchase payment was placed with your broker-dealer prior to 4:00 p.m., New York time, then we will use the accumulation unit value computed on that valuation date when processing your purchase payment. If your purchase payment was placed with your broker-dealer at or after 4:00 p.m. New York time, then we will use the accumulation unit value computed on the next valuation date.

The number of accumulation units determined in this way is not impacted by any subsequent change in the value of an accumulation unit. However, the dollar value of an accumulation unit will vary depending not only upon how well the underlying fund's investments perform, but also upon the expenses of the VAA and the underlying funds.


Valuation of Accumulation Units

Purchase payments allocated to the VAA are converted into accumulation units. This is done by dividing the amount allocated by the value of an accumulation unit for the valuation period during which the purchase payments are allocated to the VAA. The accumulation unit value for each subaccount was or will be established at the inception of the subaccount. It may increase or decrease from valuation period to valuation period. Accumulation unit values are affected by investment performance of the funds, fund expenses, and the contract charges. The accumulation unit value for a subaccount for a later valuation period is determined as follows:

1. The total value of the fund shares held in the subaccount is calculated by multiplying the number of fund shares owned by the subaccount at the beginning of the valuation period by the net asset value per share of the fund at the end of the valuation period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the valuation period; minus

2. The liabilities of the subaccount at the end of the valuation period. These liabilities include daily charges imposed on the subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and

3. The result is divided by the number of subaccount units outstanding at the beginning of the valuation period.

The daily charges imposed on a subaccount for any valuation period are equal to the daily mortality and expense risk charge and the daily administrative charge multiplied by the number of calendar days in the valuation period.

In certain circumstances, and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.


Transfers On or Before the Annuity Commencement Date

The contractowner (under an unallocated group contract) or participant or contractowner (under an allocated group contract) may transfer all or a portion of account value from one subaccount to another.

A transfer involves the surrender of accumulation units in one subaccount and the purchase of accumulation units in the other subaccount. A transfer will be done using the respective accumulation unit values determined at the end of the valuation date on which the transfer request is received. Transfers (within the VAA and between the variable and fixed accounts) are restricted to once every 30 days. We reserve the right to further limit the number of transfers.

A transfer request may be made to us using written, telephone, fax, or electronic instructions, if the appropriate authorization is on file with us. Our address, telephone number, and internet address are on the first page of this prospectus. In order to prevent unauthorized or fraudulent transfers, we may require certain identifying information before we will act upon instructions. We may also assign the participant a Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Telephone requests will be recorded and written confirmation of all transfer requests will be mailed to the participant on the next valuation date.

Please note that the telephone and/or electronic devices may not always be available. Any telephone or electronic device, whether it is yours, your service provider's, or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our servicing office.


Requests for transfers will be processed on the valuation date that they are received in good order in our customer service center before the end of the valuation date (normally 4:00 p.m. New York time). If we receive a transfer request received in good order at or after 4:00 p.m., New York time, we will process the request using the accumulation unit value computed on the next valuation date.


When thinking about a transfer of contract value, you should consider the inherent risk involved. Frequent transfers based on short-term expectations may increase the risk that a transfer will be made at an inopportune time.

The contractowner (under an unallocated group contract) or participant or contractowner (under an allocated group contract) may also transfer all or any part of the account value from the subaccount(s) to the fixed account. Under an allocated contract, a participant may transfer account value from the fixed side to the various subaccount(s), provided that the sum of the transfers and withdrawals of account value in the fixed side transferred is limited to 20% of the account value in the fixed side in any 365 day period. Under an unallocated contract, a group contractowner may transfer account value from the fixed side to the various subaccount(s), provided that the sum of the transfers and withdrawals of account value in the fixed side transferred is limited to 20% of account value in the fixed side in any 365 day period. In the alternative, full liquidation of the fixed account may be requested over a 5-year period. If the 5-year payout period is chosen, the following schedule shows the percentage of the fixed account that will be transferred (or withdrawn) each year based on the value in the fixed account on each date:



  Initial date............     20%
  First anniversary.......     20%
  Second anniversary......     25%
  Third anniversary.......     33%
  Fourth anniversary......     50%
  Fifth anniversary.......    100%

There is no charge for a transfer. However, we reserve the right to impose a charge in the future for any transfers.


Market Timing

Frequent, large, or short-term transfers among subaccounts and the fixed account, such as those associated with "market timing" transactions, can affect the funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our participants and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the subaccounts and the fixed account that may affect other participants or fund shareholders.

In addition, the funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among subaccounts. While we reserve the right to enforce these policies and procedures, participants and other persons with interests under the contracts should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the funds. However, under SEC rules, we are required to: (1) enter into a written agreement with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual participants, and (2) execute instructions from the fund to restrict or prohibit further purchases or transfers by specific participants who violate the excessive trading policies established by the fund.

You should be aware that the purchase and redemption orders received by the funds generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the funds (and thus our participants) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the funds. In addition, if a fund believes that an omnibus order we submit may reflect one or more transfer requests from participants engaged in disruptive trading activity, the fund may reject the entire omnibus order.

Our Market Timing Procedures detect potential "market timers"by examining the number of transfers made by participants within given periods of time. In addition, managers of the funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from subaccount to subaccount to comply with specific fund policies and procedures.

We may increase our monitoring of participants who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same participant if that participant has been identified as a market timer. For each participant, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.


Once a participant has been identified as a "market timer" under our Market Timing Procedures, we will notify the participant in writing that future transfers (among the subaccounts and/or the fixed account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, first-class delivery for the remainder of the calendar year. Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a participant that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 or 2 business days. We will impose this "original signature"restriction on that participant even if we cannot identify, in the particular circumstances, any harmful effect from that participant's particular transfers.

Participants seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of participants determined to be engaged in such transfer activity that may adversely affect other participants or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

Our Market Timing Procedures are applied consistently to all participants. An exception for any participant will be made only in the event we are required to do so by a court of law. In addition, certain funds available as investment options in your contract may also be available as investment options for owners of other, older life insurance policies issued by us. Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among subaccounts and the fixed accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.


In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all participants or as applicable to all participants investing in underlying funds.


Some of the funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the fund's investment adviser, the fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds available through the VAA, including any refusal or restriction on purchases or redemptions of the fund shares as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1 or 2 business days. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some funds also may impose redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.


Transfers After the Annuity Commencement Date

Contractowners or participants may transfer all or a portion of the investment in one subaccount to another subaccount or to the fixed side of the contract. Those transfers will be limited to three times per contract year. However, after the annuity commencement date, no transfers are allowed from the fixed side of the contract to the subaccounts.


Additional Services

There may be additional services available to you: dollar-cost averaging, automatic withdrawal service/systematic withdrawal option, systematic transfer option, cross-reinvestment service/account sweep and portfolio rebalancing. In order to take advantage of one of these services, you will need to complete the election form for the service that is available from us.

Dollar-cost averaging allows you to transfer a designated amount from the fixed account or money market account into other subaccounts on a monthly basis.

The automatic withdrawal service/systematic withdrawal option provides for an automatic periodic withdrawal of your account value.

The systematic transfer service allows you to fully liquidate your fixed account balance over 5 years and transfer the amounts into one or more of the subaccounts.


The cross-reinvestment service/account sweep allows you to keep a designated amount in one subaccount or the fixed account, and automatically transfer the excess to other subaccounts of your choice. Beginning May 1, 2010, this service will no longer be available unless the contractowner has enrolled in this service prior to this date.


Portfolio rebalancing is an option that restores to a predetermined level the percentage of account value allocated to each subaccount or the fixed account.

Death Benefit Before the Annuity Commencement Date

If a participant under an allocated contract issued in connection with a
Section 403(b) plan that is not subject to ERISA dies before the annuity commencement date, we will pay the beneficiary, if one is living, a death benefit equal to the greater of the following amounts:

a. the net contributions, or

b. the participant's account value less any outstanding loan balance.

No surrender charge or account charge is deducted from the death benefit. The death benefit will be determined at the end of the valuation period during which we approve the death claim, and are in receipt of both the proof of death and the election form of benefit.

The participant may designate a beneficiary during the life of the participant and change the beneficiary by filing a written request with the home office. Each change of beneficiary revokes any previous designation. Unless otherwise provided in the beneficiary designation, if no beneficiary survives the participant, the death benefit will be paid in one sum to the participant's estate.

All death benefit payments will be subject to the employers plan (if applicable) and to the laws and regulations governing death benefits. In addition, no payment of death benefit provided upon the death of the participant will be allowed that does not satisfy the requirements of Code
Section 72(s) or Section 401(a)(9) of the tax code. Death benefits are taxable. See - Federal Tax Matters-Taxation of Death Benefits.

The death benefit may be paid in a lump sum or under settlement options then available. If a lump sum settlement is elected, the proceeds will generally be paid within seven days of approval by us of the claim. This payment may be postponed as permitted by the 1940 Act.


Discontinuance and Withdrawals

Discontinuance. A group contractowner may discontinue a group contract at any time by giving written notice to Lincoln Life. The contract will be deemed discontinued on the later of the valuation date the contractowner specifies or the valuation date on which we receive the written notice. Lincoln Life may also give a group contractowner written notice that the group contract will be discontinued by Lincoln Life if the plan does not qualify for special tax treatment under Section 401, 403, 408, 414 or 457 of the tax code. Lincoln Life will give the group contractowner at least 15 days advance written notice in which to cure any remediable defaults before discontinuing the group contract.

With respect to an allocated group contract, if the contract is discontinued due to the contractowner's request, participants will be given written notice. As of the date the contract is discontinued, no additional contributions will be accepted. However, transfers, withdrawals, and loans will continue to be permitted, in accordance with the terms of the contract.

Subject to applicable regulatory requirements, if an allocated group contract is discontinued due to not qualifying for special tax treatment under Section 401, 403, 408, 414 or 457 of the tax code, the account value will be paid to the contractowner or participant, subject to the charges and restrictions applicable to a withdrawal of the entire account value. Participants will be given written notice.

Subject to applicable regulatory requirements, if an unallocated group contract is discontinued, the account value will be paid to the contractowner, subject to the charges and restrictions applicable to a withdrawal of the entire account value.

In the event that Lincoln Life ceases to offer the contracts to new purchasers, we may also determine to deactivate a group contract by prohibiting additional contributions and/or the addition of new participants under the contract. Contractowners will be given at least 90 days' notice of deactivation of the contract.

Some contracts provide that the account value in the fixed side of the contract may be paid in a lump sum subject to a market value adjustment. This option is available under allocated group contracts if the contract is discontinued and the contract is subject to ERISA. It is also available within unallocated group contracts if 100% of the account value is requested. If this option is selected, the account value in the fixed side of the contract will be paid in a lump sum equal to the market value factor times the account value in the fixed side reduced by the sum of the surrender charges and the account charge times the number of participants. The market value factor is the lesser of 1.00 or the ratio of:



     Current Bond Price
--------------------------
   Par Value of that Bond

The Current Bond Price will be calculated at the time of contract discontinuance and will be equal to the price of a bond:
 o issued with a maturity date of 6.5 years;
 o bearing interest at the weighted average of the declared interest rates in effect as of the discontinuance date; and
 o calculated to yield the Merrill Lynch Baa Intermediate Industrial Average for the week in which the notice of discontinuance is received.

The amount payable will never be less than the principal in the fixed side of contract accumulated at an effective annual interest rate of 3.00%

Withdrawals. Withdrawals of account value under the contract for any one of the following reasons (benefit responsive withdrawals) may be made at any time and in any amount, and are not subject to a surrender charge:
 o to make a payment due to the participant's death, disability, retirement, or termination of employment, excluding termination of employment due to plan termination, plant shutdown, or any other program instituted by the participant's employer which would reduce the work force by more than 20%;
 o to make a payment for a participant hardship situation as permitted by the plan;
 o to make a payment pursuant to a Qualified Domestic Relations Order (QDRO);
or
 o to purchase an annuity option under the contract.

Upon receipt of request for payment due to a participant's death, we will make a payment equal to the greater of the following amounts:
 o the net contributions, or
 o the participant's account value less any outstanding loan balance.

If a withdrawal for the entire account value is requested and there is an outstanding loan balance, the account value will be reduced by the amount of the outstanding loan balance. The remaining account value will be calculated at the end of the valuation period following the deduction of the loan balance.

Withdrawals of account value that are not benefit responsive withdrawals are generally subject to a surrender charge in accordance with the terms of the contract. See - Charges and Other Deductions. Such withdrawals are also subject to certain additional conditions as follows:
 o Partial withdrawals of up to a cumulative percentage limit of 20% of the account value attributable to an unallocated group contract, or a participant or contractowner under an allocated group contract, may be made in each contract year without imposition of a surrender charge. (To determine the 20% limit, all partial withdrawals during the contract year, including the withdrawal amount being requested, are added together, and the sum is divided by the account value at the time of the requested withdrawal). Partial withdrawals in excess of the cumulative percentage limit in any contract year are subject to the surrender charge. In addition, if a complete withdrawal of all account value in the VAA is requested, then the entire amount of such withdrawal is subject to the surrender charge. In the event that a withdrawal of the entire account value allocated to both the VAA and the fixed side is requested, then the account charge will also be deducted from account value prior to payment.
 o Withdrawals of account value from the fixed side of the contract may be requested as either periodic elective withdrawals or systematic withdrawals.
 o In any 365-day period, a periodic elective withdrawal of up to 20% of account value per contractowner or per participant, as applicable, from the fixed side may be made. The cumulative percentage limit of 20% is the sum of all periodic elective transfers and withdrawals from the fixed side during the preceding 364-day period plus the amount of the requested withdrawal, divided by the then-current account value in the fixed side. Periodic elective withdrawals (or transfers) from the fixed side in excess of this cumulative percentage limit will not be permitted.

In addition, full liquidation of the fixed account may be requested over a 5-year period. If the 5-year payout period is chosen the following schedule shows the percentage of the fixed account that will be transferred (or withdrawn) each year based on the value in the fixed account on each date:



  Initial date............     20%
  First anniversary.......     20%
  Second anniversary......     25%
  Third anniversary.......     33%
  Fourth anniversary......     50%
  Fifth anniversary.......    100%

 o The initial payment of a systematic withdrawal will be reduced by the amount of any periodic elective withdrawals (or transfers) from the fixed side during the immediately preceding 365-day period. Neither a contractowner nor a participant can make periodic elective withdrawals (or transfers) from the fixed side while a systematic withdrawal (or transfer) is effective, or for one calendar year after the systematic withdrawal (or transfer) election has been rescinded. In addition, while systematic withdrawal (or transfer) election is in effect, a participant cannot allocate contributions to the fixed side.

General. All withdrawal requests must be submitted to us on an approved Lincoln Life form, and, unless the contract has been issued in connection with a
Section 403(b) plan not subject to the Employee Retirement Income Security Act of 1974, as amended (ERISA), must be authorized by the group contractowner. In a 403(b) plan that is not subject to ERISA the participant must submit the withdrawal request.

Special restrictions on withdrawals apply if the contract is purchased as part of a retirement plan of a public school system or Section 501(c)(3) organization under Section 403(b) of the tax code. In order for a contract to retain its tax-qualified status, Section 403(b) prohibits a withdrawal from a
Section 403(b) contract of post-1988 contributions (and earnings on those contributions) pursuant to a salary reduction agreement. However, this restriction does not apply if the annuitant:
 o attains age 591/2
 o separates from service
 o dies
 o becomes totally and permanently disabled and/or
 o experiences financial hardship (in which event the income attributable to those contributions may not be withdrawn).

Pre-1989 contributions and earnings through December 31, 1988, are not subject to the previously stated restriction.

Any withdrawal after an annuity commencement date depends upon the annuity option selected.

The account value available upon withdrawal is determined at the end of the valuation period during which the written request for withdrawal is received at the home office. Withdrawal payments from the VAA will be mailed within seven days after we receive a valid written request at the home office. The payment may be postponed as permitted by the 1940 Act.

Unless a request for withdrawal specifies otherwise, withdrawals will be made from all subaccounts within the VAA and from the fixed side in the same proportion that the amount withdrawn bears to the total account value.

As discussed above, there are charges associated with withdrawal of account value during the first ten contract years. See - Charges and Other Deductions-Surrender Charge. You may specify that the charges be deducted from the amount you request withdrawn or from the remaining account value. If you specify that the charges be deducted from the remaining account value, the amount of the total withdrawal will be increased according to a formula for calculating the impact of the applicable surrender charge percentage; consequently, the amount of the charge associated with that withdrawal will also increase. In other words, the amount deducted to cover the surrender charge is also subject to a surrender charge.

The tax consequences of withdrawals are discussed later in this booklet. See - Federal Tax Matters.

The contract will terminate when there is no account value remaining. See the contract for more information.

The SecureLine (Reg. TM) account is a special service that we offer in which your surrender proceeds are placed into an interest -bearing account in your name. The checking account is established at a bank of our choosing. Instead of mailing you a check, we will send a checkbook so that you will have access to the account simply by writing a check for all or any part of the proceeds. You are the owner of the account, and are the only one authorized to transfer proceeds from the account. You may choose to leave the proceeds in this account, or you may begin writing checks immediately. The funds that support the SecureLine (Reg. TM) account are part of our general account and are subject to the claims of our creditors and are not FDIC insured. We receive a financial benefit from all amounts left in the SecureLine (Reg. TM) account. You may request that surrender proceeds be paid directly to you instead of deposited in a SecureLine (Reg. TM) account.

If you request a lump sum surrender payable to yourself for either an in-service or termination distribution, and your surrender value is $10,000 or more ($25,000 for certain contracts,subject to state insurance regulatory restrictions. Please contact us for availability), your money will be placed into the account in your name unless you instruct us otherwise. You are the owner of the account, and are the only one authorized to transfer proceeds from the account. You may choose to leave the proceeds in this account, or you may begin writing checks immediately.

In the case of a death of one of the parties to the annuity contract, if the recipient of the death benefit has elected a lump sum settlement and the contract value is $10,000 or more ($25,000 for certain contracts, subject to regulatory restrictions as described above), the proceeds will be placed into the interest-bearing account in the recipient's name as the owner of the account. The SecureLine (Reg. TM) account allows the recipient additional time to decide how to manage death benefit proceeds with the balance earning interest from the day the account is opened.


Loans

With respect to an allocated group contract, a participant under a plan that permits loans may apply for a loan under the contract prior to such participant's annuity commencement date. A participant must complete a loan application and assign account value in the fixed side equal to the loan amount as security for the loan. If the account value in the fixed side is less than the loan amount, we will transfer account value from the VAA to the fixed side, from either the subaccounts specified by the participant or on a pro-rata basis from all subaccounts. For purposes of applying transfer and withdrawal restrictions from the fixed side of the contract, any amount allocated to the fixed side of the contract as security for a loan will be included in the calculation of account value in the fixed side of the contract. However, neither withdrawals nor transfers from the fixed side of the contract are allowed to the extent that such a withdrawal or transfer would cause the value in the fixed side to be less than any outstanding loan. The minimum loan amount is $1,000. A participant may borrow up to the lesser of 50% of the account value or $50,000 on all outstanding loans to the participant under all plans. However, for plans not subject to ERISA, if 50% of the total account value is less than $10,000, the participant may borrow the lesser of $10,000 or 100% of the account value. A participant may have only one contract loan with us at any one time. Also, if the participant had an outstanding loan during the preceding twelve month period, the $50,000 maximum loan limit is reduced by the excess of the highest outstanding balance of loans during the preceding twelve month period over the outstanding current loan balance.

The loan interest rate is adjustable, which means it may change from time to time. The initial annual loan rate of interest, which we declare quarterly, will generally be the Moody's Corporate Bond Yield monthly average for the calendar month two months prior to the first day of each calendar quarter, rounded down to the next .25%. At the beginning of each calendar quarter, we will compare each loan's interest rate to the then current declared interest rate. If the then current declared interest rate is less than the loan's interest rate by .50% or more, the loan's interest rate will be decreased to equal the then current declared interest rate. The loan's interest rate will remain unchanged if the then current declared interest rate differs from the loan's interest rate by less than .50%. The loan rate for an existing loan may decrease, but it will never increase. During the time that the loan is outstanding, the amount of the loan principal pledged as security for the loan will earn interest at an annual rate of at least 3.00%, as specified in the contract. Loan payments of principal and interest must be paid in level amortized payments, either monthly or quarterly. The loan must be repaid within 5 years unless it is being used to purchase a principal residence for the participant in which case the loan must be repaid within 20 years or less.

The amounts and terms of a participant loan may be subject to the restrictions imposed under Section 72(p) of the tax code, Title I of ERISA, and any applicable plan. Under certain contracts, a one-time fee of up to $35 may be charged to set up a loan. Please see your contract for more information about loans, including interest rates and applicable fees and charges. This provision is not available in an unallocated group contract.

Please note: certain contracts do not have all of the loan provisions outlined above. Therefore, your contract may contain loan provisions with the following differences:
 o the loan interest for new loans is determined monthly (not quarterly);
 o the loan interest rate for existing loans is adjusted on the anniversary of the loan (not at the beginning of each quarter); and
 o the loan interest rate for existing loans may increase or decrease (not just decrease).

See your contract for more information.


Delay of Payments

Contract proceeds from the VAA will be paid within seven days, except:
 o when the NYSE is closed (other than weekends and holidays);
 o times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or
 o when the SEC so orders to protect contractowners.

We may defer payments from the fixed side of the contract for up to six months.


Due to federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a purchase payment and/or deny payment of a request for transfers, withdrawals, surrenders, or death benefits, until instructions are received from the appropriate regulator. We also may be required to provide additional information about a contractowner's account to government regulators.


Amendment of Contract

We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers. Any changes are subject to prior approval of your state's insurance department (if required).


Ownership

Contractowners have all rights under the contract. According to Indiana law, the assets of the VAA are held for the exclusive benefit of all contractowners and their designated beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. Qualified contracts may not be assigned or transferred except as permitted by applicable law and upon written notification to us. Contracts used for qualified plans may not be assigned or transferred except as permitted by the Employee Retirement Income Security Act (ERISA) of 1974 and upon written notification to us. We assume no responsibility for the validity or effect of any assignment. Consult a tax adviser about the tax consequences of an assignment.


Contractowner Questions

The obligations to purchasers under the contracts are those of Lincoln Life. This prospectus provides a general description of the contract. Questions about your contract should be directed to us at 1-800-341-0441.

Annuity Payouts

As permitted by the plan, the participant, or the beneficiary of a deceased participant, may elect to convert all or part of the participant's account balance or the death benefit to any annuity payout. The contract provides optional forms of payouts of annuities (annuity options), each of which is payable on a variable basis, a fixed basis or a combination of both as you specify. The contract provides that all or part of the contract value may be used to purchase an annuity payout option.

You may elect annuity payouts in monthly, quarterly, semiannual or annual installments.

We may maintain variable annuity payouts in the VAA, or in another separate account of Lincoln Life (variable payout division). We do not impose a charge when the annuity conversion amount is applied to a variable payout division to provide an annuity payout option. The contract benefits and charges for an annuity payout option, whether maintained in the VAA or in a variable payout division, are as described in this prospectus. The selection of funds available through a variable payout division may be different from the funds available through the VAA. If we will maintain a participant's variable annuity payout in a variable payout division, we will provide a prospectus for the variable payout division before the annuity commencement date.


Annuity Options

Life Annuity. This option offers a periodic payout during the lifetime of the annuitant and ends with the last payout before the death of the annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a death benefit for beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if he or she dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.

Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the annuitant. The designated period is selected by the contractowner or participant.

Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor. However, under a joint life annuity, if both annuitants die before the date set for the first payout, no payouts will be made. Only one payment would be made if both deaths occur before the second scheduled payout, and so on.

Joint Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and continues during the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor. The designated period is selected by the contractowner or participant, as applicable.

Joint Life and Two Thirds to Survivor Annuity. This option provides a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. When one of the joint annuitants dies, the survivor receives two thirds of the periodic payout made when both were alive.

Joint Life and Two-Thirds Survivor Annuity with Guaranteed Period. This option provides a periodic payout during the joint lifetime of the annuitant and a joint annuitant. When one of the joint annuitants dies, the survivor receives two-thirds of the periodic payout made when both were alive. This option further provides that should one or both of the annuitants die during the elected guaranteed period, usually 10 or 20 years, full benefit payment will continue for the rest of the guaranteed period.

Unit Refund Life Annuity. This option offers a periodic payout during the lifetime of the annuitant with the guarantee that upon death a payout will be made of the value of the number of annuity units (see Variable Annuity Payouts) equal to the excess, if any, of:
 o the total amount applied under this option divided by the annuity unit value for the date payouts begin, minus
 o the annuity units represented by each payout to the annuitant multiplied by the number of payouts paid before death.

The value of the number of annuity units is computed on the date the death claim is approved for payment by the appropriate office.


General information

Under the options listed above, you may not make withdrawals. Other options may be made available by us. Annuity payout options are only available if consistent with the contract, the plan, the tax code, and ERISA. The mortality and expense risk charge will be assessed on all variable annuity payouts, including options that do not have a life contingency and therefore no mortality risk.

Under any option providing for guaranteed payouts, the number of payouts which remain unpaid at the date of the annuitant's death (or surviving annuitant's death in the case of a joint life annuity) will be paid to the beneficiary as payouts become due.


Variable Annuity Payouts

Variable annuity payouts will be determined using:
 o The contract value on the annuity commencement date;
 o The annuity tables contained in the contract;
 o The annuity option selected; and

 o The investment performance of the fund(s) selected.

To determine the amount of payouts, we make this calculation:

1. Determine the dollar amount of the first periodic payout; then

2. Credit the contract with a fixed number of annuity units equal to the first periodic payout divided by the annuity unit value; and

3. Calculate the value of the annuity units each period thereafter.

We assume an investment return of 5% per year, as applied to the applicable mortality table. The amount of each payout after the initial payout will depend upon how the underlying fund(s) and series perform, relative to the 5% assumed rate. If the actual net investment rate (annualized) exceeds 5%, the annuity payout will increase at a rate proportional to the amount of such excess. Conversely, if the actual rate is less than 5% annuity payments will decrease. There is a more complete explanation of this calculation in the SAI.



Distribution of the Contracts

Lincoln Financial Distributors, Inc. ("LFD") serves as Principal Underwriter of this contract. LFD is affiliated with Lincoln Life and is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA. The Principal Underwriter has entered into selling agreements with Lincoln Financial Advisors Corporation and/or Lincoln Financial Services, Inc. (collectively, "LFN"), also affiliates of ours. The Principal Underwriter has also entered into selling agreements with broker-dealers that are unaffiliated with us ("Selling Firms"). While the Principal Underwriter has the legal authority to make payments to broker-dealers which have entered into selling agreements, we will make such payments on behalf of the Principal Underwriter in compliance with appropriate regulations. We also pay on behalf of LFD certain of its operating expenses related to the distribution of this and other of our contracts. The following paragraphs describe how payments are made by us and the Principal Underwriter to various parties.

Compensation Paid to LFN. The maximum commission the Principal Underwriter pays to LFN is 4.50% of purchase payments. LFN may elect to receive a lower commission when a purchase payment is made along with an earlier quarterly payment based on contract value for so long as the contract remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to LFN is 1.25% of annuitized value and/or ongoing annual compensation of up to 0.00% of annuity value or statutory reserves.

Lincoln Life also pays for the operating and other expenses of LFN, including the following sales expenses: sales representative training allowances; compensation and bonuses for LFN's management team; advertising expenses; and all other expenses of distributing the contracts. LFN pays its sales representatives a portion of the commissions received for their sales of contracts. LFN sales representatives and their managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation items that we may provide jointly with LFN. Non-cash compensation items may include conferences, seminars, trips, entertainment, merchandise and other similar items. In addition, LFN sales representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the contracts may help LFN sales representatives and/or their managers qualify for such benefits. LFN sales representatives and their managers may receive other payments from us for services that do not directly involve the sale of the contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

Compensation Paid to Unaffiliated Selling Firms. The Principal Underwriter pays commissions to all Selling Firms. The maximum commission the Principal Underwriter pays to Selling Firms, other than LFN, is 4.50% of purchase payments. Some Selling Firms may elect to receive a lower commission when a purchase payment is made along with an earlier quarterly payment based on contract value for so long as the contract remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to Selling Firms is 1.25% of annuitized value and/or ongoing annual compensation of up to 0.00% of annuity value or statutory reserves. LFD also acts as wholesaler of the contracts and performs certain marketing and other functions in support of the distribution and servicing of the contracts.


LFD may pay certain Selling Firms or their affiliates additional amounts for, among other things: (1) "preferred product"treatment of the contracts in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the contracts; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the Selling Firm offers.

Lincoln Life may provide loans to broker-dealers or their affiliates to help finance marketing and distribution of the contracts, and those loans may be forgiven if aggregate sales goals are met. In addition, we may provide staffing or other administrative support and services to broker-dealers who distribute the contracts. LFD, as wholesaler, may make bonus payments to certain Selling Firms based on aggregate sales of our variable insurance contracts (including the contracts) or persistency standards. These additional payments are not offered to all Selling Firms, and the terms of any particular agreement governing the payments may vary among Selling Firms.

These additional types of compensation are not offered to all Selling Firms. The terms of any particular agreement governing compensation may vary among Selling Firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide Selling Firms and/or their registered representatives with an incentive to favor sales of the contracts over other variable annuity contracts (or other investments) with respect to which a Selling Firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts. Additional information relating to compensation paid in 2009 is contained in the SAI.

Compensation Paid to Other Parties. Depending on the particular selling arrangements, there may be others whom LFD compensates for the distribution activities. For example, LFD may compensate certain "wholesalers", who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the contracts. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the contracts, and which may be affiliated with those broker-dealers. A marketing expense allowance is paid to American Funds Distributors (AFD) in consideration of the marketing assistance AFD provides to LFD. This allowance, which ranges from 0.10% to 0.16% is based on the amount of purchase payments initially allocated to the American Funds Insurance Series underlying the variable annuity. Commissions and other incentives or payments described above are not charged directly to contract owners or the Separate Account. All compensation is paid from our resources, which include fees and charges imposed on your contract.




Federal Tax Matters

Introduction
The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax adviser about the application of tax rules to your individual situation.


Qualified Retirement Plans

We designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the tax code. Contracts issued to or in connection with a qualified retirement plan are called "qualified contracts."We issue contracts for use with various types of qualified plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified plans. Persons planning to use the contract in connection with a qualified plan should obtain advice from a competent tax adviser.

Types of Qualified Contracts and Terms of Contracts

Qualified plans include the following:
 o Individual Retirement Accounts and Annuities ("Traditional IRAs")
 o Roth IRAs

 o Traditional IRA that is part of a Simplified Employee Pension Plan ("SEP")

 o SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)
 o 401(a) plans (qualified corporate employee pension and profit-sharing plans)
 o 403(a) plans (qualified annuity plans)
 o 403(b) plans (public school system and tax-exempt organization annuity plans)
 o H.R. 10 or Keogh Plans (self-employed individual plans)
 o 457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)
 o Roth 403(b) plans

We may issue a contract for use with other types of qualified plans in the future. We do not offer certain types of qualified plans for all of our annuity products. Check with your representative concerning qualified plan availability for this product.

We will amend contracts to be used with a qualified plan as generally necessary to conform to the tax law requirements for the type of plan. However, the rights of a person to any qualified plan benefits may be subject to the plan's terms and conditions. In addition, we are not bound by the terms and conditions of qualified plans to the extent such terms and conditions contradict the contract, unless we consent.

If your contract was issued pursuant to a 403(b) plan, we now are generally required to confirm, with your 403(b) plan sponsor or otherwise, that contributions (purchase payments), as well as surrenders, loans or transfers you request, comply with applicable tax requirements and to decline purchase payments or requests that are not in compliance. We will defer crediting purchase payments we receive or processing payments you request until all information required under the tax law has been received. By directing purchase payments to the contract or requesting a surrender, loan or transfer, you consent to the sharing of confidential information about you, the contract, and transactions under the contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.

Also, for 403(b) contracts issued on or after January 1, 2009, amounts attributable to employer contributions are subject to restrictions on withdrawals specified in your employer's 403(b) plan, in order to comply with new tax regulations (previously, only amounts attributable to your salary-reduction contributions were subject to withdrawal restrictions). Amounts transferred to a 403(b) contract from other 403(b) contracts or accounts must generally be subject to the same restrictions on withdrawals applicable under the prior contract or account.

Tax Deferral on Earnings

The Federal income tax law generally does not tax any increase in your contract value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:
 o An individual must own the contract (or the tax law must treat the contract as owned by an individual).
 o The investments of the VAA must be "adequately diversified" in accordance with IRS regulations.
 o Your right to choose particular investments for a contract must be limited.
 o The annuity commencement date must not occur near the end of the annuitant's life expectancy.

Investments in the VAA Must Be Diversified

For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be "adequately diversified." IRS regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the contract value over the contract purchase payments. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the IRS regulations so that the VAA will be considered "adequately diversified."

Restrictions


Federal income tax law limits your right to choose particular investments for the contract. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate contract values among the subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income, bonus credits, persistency credits and gains, if applicable, from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent to try to prevent the tax law from considering you as the owner of the assets of the VAA.


Tax Treatment of Qualified Contracts

The Federal income tax rules applicable to qualified plans and qualified contracts vary with the type of plan and contract. For example,
 o Federal tax rules limit the amount of purchase payments that can be made, and the tax deduction or exclusion that may be allowed for the purchase payments. These limits vary depending on the type of qualified plan and the plan participant's specific circumstances, e.g., the participant's compensation.
 o Minimum annual distributions are required under most qualified plans once you reach a certain age, typically age 701/2, as described below.
 o Under most qualified plans, such as a traditional IRA, the owner must begin receiving payments from the contract in certain minimum amounts by a certain age, typically age 701/2. Other qualified plans may allow the participant to take required distributions upon the later of reaching age 701/2 or retirement.

Tax Treatment of Payments

The Federal income tax rules generally include distributions from a qualified contract in the participant's income as ordinary income. These taxable distributions will include purchase payments that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for purchase payments. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.


Required Minimum Distributions (RMDs)

Under most qualified plans, you must begin receiving payments from the contract in certain minimum amounts by the later of age 701/2 or retirement. You are required to take distributions from your traditional IRAs beginning in the year you reach age 701/2. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.

Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan.

The IRS has issued new regulations concerning required minimum distributions. The regulations may impact the distribution method you have chosen and the amount of your distributions. Under new regulations, the presence of an enhanced death benefit, Lincoln SmartSecurity (Reg. TM) Advantage, or other benefit, if any, may require you to take additional distributions. An enhanced death benefit is any death benefit that has the potential to pay more than the contract value or a return of purchase payments. Please contact your tax adviser regarding any tax ramifications.


Federal Penalty Taxes Payable on Distributions


The tax code may impose a 10% penalty tax on a distribution from a qualified contract that must be included in income. The tax code does not impose the penalty tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, exceptions provide that the penalty tax does not apply to a withdrawal, surrender, or annuity payout:
 o received on or after the annuitant reaches 591/2,
 o received on or after the annuitant's death or because of the annuitant's disability (as defined in the tax law),
 o received as a series of substantially equal periodic payments based on the annuitant's life (or life expectancy), or
 o received as reimbursement for certain amounts paid for medical care.

These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified plans. However, the specific requirements of the exception may vary.

Taxation of Death Benefits


We may distribute amounts from your contract because of your death. Federal tax rules may limit the payment options available to your beneficiaries. If your spouse is your beneficiary, your surviving spouse will generally receive special treatment and will have more available payment options. Non-spouse beneficiaries do not receive the same special treatment. Payment options may be further limited depending upon whether you reached the date upon which you were required to begin minimum distributions. The Pension Protection Act of 2006 ("PPA") permits non-spouse beneficiary rollovers to an "inherited IRA"(effective January 1, 2007).


Transfers and Direct Rollovers


As a result of the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"), you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) non-governmental tax-exempt plans. The PPA permits direct conversions from certain qualified, 403(b) or 457(b) plans to Roth IRAs (effective for distribution after 2007). There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers or after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax adviser before you move or attempt to move any funds.


Federal Income Tax Withholding

We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or annuity payout is requested, we will give you an explanation of the withholding requirements.

Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or
(b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.


Nonqualified Annuity Contracts


A nonqualified annuity is a contract not issued in connection with an IRA or a qualified retirement plan receiving special tax treatment under the tax code. These contracts are not intended for use with nonqualified annuity contracts. Different federal tax rules apply to nonqualified annuity contracts. Persons planning to use the contract in connection with a nonqualified annuity should obtain advice from a tax advisor.



Our Tax Status

Under existing Federal income tax laws, we do not pay tax on investment income and realized capital gains of the VAA. We do not expect that we will incur any Federal income tax liability on the income and gains earned by the VAA. However, the Company does expect, to the extent permitted under Federal tax law, to claim the benefit of the foreign tax credit as the owner of the assets of the

VAA. Therefore, we do not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.


Changes in the Law

The above discussion is based on the tax code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.



Additional Information

Voting Rights
As required by law, we will vote the fund shares held in the VAA at meetings of the shareholders of the funds. The voting will be done according to the instructions of contractowners who have interests in any subaccounts which invest in classes of the funds. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.

The number of votes which you have the right to cast will be determined by applying your percentage interest in a subaccount to the total number of votes attributable to the subaccount. In determining the number of votes, fractional shares will be recognized.


Each underlying fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a "quorum"), and the percentage of such shares present in person or by proxy which must vote in favor of matters presented. Because shares of the underlying fund held in the VAA are owned by us, and because under the 1940 Act we will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each contractowner provide their voting instructions to us. Even though contractowners may choose not to provide voting instruction, the shares of a fund to which such contractowners would have been entitled to provide voting instruction will, subject to fair representation requirements, be voted by us in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of contractowners could determine the outcome of matters subject to shareholder vote. All shares voted by us will be counted when the underlying fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met. Voting instructions to abstain on any item to be voted on will be applied on a pro-rata basis to reduce the number of votes eligible to be cast.


Whenever a shareholders meeting is called, we will provide or make available to each person having a voting interest in a subaccount proxy voting material, reports and other materials relating to the funds. Since the funds engage in shared funding, other persons or entities besides Lincoln Life may vote fund shares. See Investments of the Variable Annuity Account - Fund Shares.


Return Privilege


With respect to a participant under an allocated group contract, within the free-look period after you first receive the certificate, you may cancel it for any reason by delivering or mailing it postage prepaid, to the servicing office at P.O. Box 2340 Fort Wayne, IN 46801-2340. A certificate canceled under this provision will be void. With respect to the fixed side of a contract, we will return contributions. With respect to the VAA, except as explained in the following paragraph, we will return the account value as of the date of receipt of the cancellation, plus any account charge and any premium taxes which had been deducted. No surrender charge will be assessed. A participant who allocates contributions to the VAA is subject to the risk of a market loss during the free-look period.


For contracts written in those states whose laws require that we assume this market risk during the free-look period, a contract may be canceled, subject to the conditions explained before, except that we will return only the contribution(s).


State Regulation

As a life insurance company organized and operated under Indiana law, we are subject to provisions governing life insurers and to regulation by the Indiana Commissioner of Insurance. Our books and accounts are subject to review and examination by the Indiana Department of Insurance at all times. A full examination of our operations is conducted by that Department at least every five years.


Restrictions Under the Texas Optional Retirement Program

Title 8, Section 830.105 of the Texas Government Code, consistent with prior interpretations of the Attorney General of the State of Texas, permits participants in the Texas Optional Retirement Program (ORP) to redeem their interest in a variable annuity contract issued under the ORP only upon:
 o Termination of employment in all institutions of higher education as defined in Texas law;
 o Retirement; or
 o Death.

Accordingly, a participant in the ORP will be required to obtain a certificate of termination from their employer before accounts can be redeemed.


Records and Reports

As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. We will mail to you, at your last known address of record at the Home office, at least semi-annually after the first contract year, reports containing information required by that Act or any other applicable law or regulation.


Other Information

A Registration Statement has been filed with the SEC, under the Securities Act of 1933 as amended, for the contracts being offered here. This prospectus does not contain all the information in the Registration Statement, its amendments and exhibits. Please refer to the Registration Statement for further information about the VAA, Lincoln Life and the contracts offered. Statements in this prospectus about the content of contracts and other legal instruments are summaries. For the complete text of those contracts and instruments, please refer to those documents as filed with the SEC.


Legal Proceedings

In the ordinary course of its business, Lincoln Life, the VAA, and the principal underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of Lincoln Life, the financial position of the VAA, or the principal underwriter.

Contents of the Statement of Additional Information (SAI) for Lincoln Life Variable Annuity Account Q


Item
Special Terms
Services
Principal Underwriter
Purchase of Securities Being Offered
Annuity payouts
Determination of Accumulation and Annuity Unit
Value
Capital Markets
Advertising & Ratings
Other Information
Financial Statements

For a free copy of the SAI complete the form below.











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                        Group Variable Annuity Contracts
                    Lincoln Life Variable Annuity Account Q










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                                   for Lincoln Life Variable Annuity Account
                                   Account Q.


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Mail to: The Lincoln Life National Insurance Co., P. O. Box 2340, Fort Wayne, IN 46808

Appendix A - Condensed Financial Information

Accumulation Unit Values
The following information relates to accumulation unit values and accumulation units for funds available in the periods ended December 31. It should be read along with the VAA's financial statement and notes which are included in the SAI.



                        Standard                           1st Breakpoint                        2nd Breakpoint
          ------------------------------------- ------------------------------------- ------------------------------------
                                                                                        Accumulation unit
          Accumulation unit value               Accumulation unit value                       value
          -----------------------   Number of   -----------------------   Number of   ----------------------   Number of
           Beginning     End of    accumulation  Beginning     End of    accumulation  Beginning    End of    accumulation
           of period     period       units      of period     period       units      of period    period       units
          ----------- ----------- ------------- ----------- ----------- ------------- ----------- ---------- -------------
                         (Accumulation unit value in dollars and Number of accumulation units in thousands)
AllianceBernstein VPS Global Thematic Growth
2000  .      10.000*      7.372*          8        10.000*      7.383*          6
2001  .       7.372       5.440          19         7.383       5.463          12
2002  .       5.440       3.134          32         5.463       3.155          19
2003  .       3.134       4.462          55         3.155       4.503          31
2004  .       4.462       4.642          70         4.503       4.696          78
2005  .       4.642       4.764          81         4.696       4.831          91
2006  .       4.764       5.111          89         4.831       5.197         114         4.748      5.201           1
2007  .       5.111       6.067         121         5.197       6.184         124         5.201      6.201           1
2008  .       6.067       3.155         136         6.184       3.225         116         6.201      3.240           8
2009  .       3.155       4.784         170         3.225       4.901         130         3.240      4.934          15
---------    ------       -----         ---        ------       -----         ---         -----      -----          --
AllianceBernstein VPS Growth and Income
2004  .      10.342*     11.133*          1        10.350*     11.150*          2
2005  .      11.133      11.528          11        11.150      11.575          68
2006  .      11.528      13.351          77        11.575      13.440          74        12.228     13.449          78
2007  .      13.351      13.861          82        13.440      13.987         108        13.449     14.025          71
2008  .      13.861       8.138         100        13.987       8.233          58        14.025      8.272          56
2009  .       8.138       9.697         117         8.233       9.835          61         8.272      9.901          35
---------    ------      ------         ---        ------      ------         ---        ------     ------          --
American Century VP Inflat Protect
2009  .      10.140      10.614          10        10.061      10.630           2         N/A         N/A         N/A
---------    ------      ------         ---        ------      ------         ---        ------     ------        ----
American Funds Global Growth Fund
2004  .      10.291*     11.309*          1        10.245*     11.327*         31
2005  .      11.309      12.772          11        11.327      12.825          90
2006  .      12.772      15.227          35        12.825      15.329          42        14.022     15.340         126
2007  .      15.227      17.314          62        15.329      17.474         120        15.340     17.521         130
2008  .      17.314      10.561          98        17.474      10.685         108        17.521     10.735         146
2009  .      10.561      14.878         125        10.685      15.092         117        10.735     15.193         167
---------    ------      ------         ---        ------      ------         ---        ------     ------        ----
American Funds Growth Fund
2000  .      10.000*      9.560*         35        10.000*      9.575*        249
2001  .       9.560       7.746         162         9.575       7.778         494
2002  .       7.746       5.794         293         7.778       5.832         984
2003  .       5.794       7.847         419         5.832       7.919       1,346
2004  .       7.847       8.740         578         7.919       8.842       1,908
2005  .       8.740      10.054         723         8.842      10.197       2,469
2006  .      10.054      10.971         886        10.197      11.155       1,043        10.428     11.163       1,694
2007  .      10.971      12.202         914        11.155      12.439       1,357        11.163     12.472       1,565
2008  .      12.202       6.769         946        12.439       6.917         848        12.472      6.950       1,267
2009  .       6.769       9.342       1,035         6.917       9.572         888         6.950      9.636       1,142
---------    ------      ------       -----        ------      ------       -----        ------     ------       -----
American Funds Growth-Income Fund
2004  .      10.316*     10.977*         12        10.149*     10.994*        431
2005  .      10.977      11.502          58        10.994      11.548         822
2006  .      11.502      13.118         115        11.548      13.205         284        12.216     13.214         836
2007  .      13.118      13.643         169        13.205      13.767         603        13.214     13.804         918
2008  .      13.643       8.394         241        13.767       8.492         360        13.804      8.532         848
2009  .       8.394      10.907         302         8.492      11.062         375         8.532     11.136         770
---------    ------      ------       -----        ------      ------       -----        ------     ------       -----

                        Standard                           1st Breakpoint                        2nd Breakpoint
          ------------------------------------- ------------------------------------- ------------------------------------
                                                                                        Accumulation unit
          Accumulation unit value               Accumulation unit value                       value
          -----------------------   Number of   -----------------------   Number of   ----------------------   Number of
           Beginning     End of    accumulation  Beginning     End of    accumulation  Beginning    End of    accumulation
           of period     period       units      of period     period       units      of period    period       units
          ----------- ----------- ------------- ----------- ----------- ------------- ----------- ---------- -------------
                         (Accumulation unit value in dollars and Number of accumulation units in thousands)
American Funds International Fund
2000  .      10.000*      8.085*         10        10.000*      8.098*        81
2001  .       8.085       6.412          24         8.098       6.439        120
2002  .       6.412       5.406          60         6.439       5.442        145
2003  .       5.406       7.218          84         5.442       7.284        219
2004  .       7.218       8.526         122         7.284       8.627        441
2005  .       8.526      10.256         185         8.627      10.404        685
2006  .      10.256      12.081         270        10.404      12.285        370         11.471     12.294        487
2007  .      12.081      14.355         330        12.285      14.635        536         12.294     14.674        512
2008  .      14.355       8.225         371        14.635       8.407        348         14.674      8.446        384
2009  .       8.225      11.651         441         8.407      11.938        374          8.446     12.018        338
---------    ------      ------         ---        ------      ------        ---         ------     ------        ---
Blackrock Global Allocation VI
2009  .      10.254      11.400           5        10.246      11.655          2          N/A         N/A         N/A
---------    ------      ------         ---        ------      ------        ---         ------     ------        ---
Delaware VIP Diversified Income Series
2004  .      10.095*     10.936*          3        10.190*     10.952*        10
2005  .      10.936      10.778          28        10.952      10.821         75
2006  .      10.778      11.516         103        10.821      11.591        174         11.206     11.599         34
2007  .      11.516      12.271         146        11.591      12.382        339         11.599     12.415        117
2008  .      12.271      11.597         185        12.382      11.732        259         12.415     11.786        140
2009  .      11.597      14.577         216        11.732      14.783        244         11.786     14.882        106
---------    ------      ------         ---        ------      ------        ---         ------     ------        ---
Delaware VIP High Yield Series
2005  .      10.182      10.273           1        10.298      10.289          1**
2006  .      10.273      11.437          19        10.289      11.484          6         10.936     11.492         10
2007  .      11.437      11.639          53        11.484      11.717         37         11.492     11.749         37
2008  .      11.639       8.738          62        11.717       8.818         35         11.749      8.860         42
2009  .       8.738      12.887          73         8.818      13.038         45          8.860     13.126         79
---------    ------      ------         ---        ------      ------        ---         ------     ------        ---
Delaware VIP REIT Series
2000  .      10.000*     11.662*          2        10.000*     11.683*         3
2001  .      11.662      12.560          12        11.683      12.615         18
2002  .      12.560      12.998          30        12.615      13.086         44
2003  .      12.998      17.246          47        13.086      17.408         80
2004  .      17.246      22.432          77        17.408      22.700        126
2005  .      22.432      23.801         116        22.700      24.145        145
2006  .      23.801      31.252         151        24.145      31.785        112         28.421     31.806         56
2007  .      31.252      26.628         141        31.785      27.150        111         31.806     27.222         35
2008  .      26.628      17.119         134        27.150      17.499         83         27.222     17.581         23
2009  .      17.119      20.899         146        17.499      21.417         92         17.581     21.561         20
---------    ------      ------         ---        ------      ------        ---         ------     ------        ---
Delaware VIP Small Cap Value Series
2001  .       1.000*      1.023*        116         1.000*      1.024*         3
2002  .       1.023       0.955         286         1.024       0.959        142
2003  .       0.955       1.339         493         0.959       1.348        274
2004  .       1.339       1.606         857         1.348       1.621        895
2005  .       1.606       1.735       1,300         1.621       1.756       1,722
2006  .       1.735       1.991       1,746         1.756       2.020       1,936         1.900      2.021        201
2007  .       1.991       1.836       1,662         2.020       1.867       2,499         2.021      1.872        272
2008  .       1.836       1.271       1,773         1.867       1.296       1,615         1.872      1.302        190
2009  .       1.271       1.656       1,945         1.296       1.693       1,753         1.302      1.704        159
---------    ------      ------       -----        ------      ------       -----        ------     ------        ---
Delaware VIP Trend Series
2000  .       2.309       2.129         190         2.318       2.143       1,712
2001  .       2.129       1.784         395         2.143       1.800       2,781
2002  .       1.784       1.414         553         1.800       1.431       2,347
2003  .       1.414       1.892         677         1.431       1.918       2,031
2004  .       1.892       2.109         850         1.918       2.144       2,121
2005  .       2.109       2.210         926         2.144       2.253       1,948
2006  .       2.210       2.354         950         2.253       2.406       1,559         2.171      2.407        595
2007  .       2.354       2.581         926         2.406       2.644       1,692         2.407      2.651        515
2008  .       2.581       1.361         880         2.644       1.398        897          2.651      1.404        444
2009  .       1.361       2.085         959         1.398       2.147        841          1.404      2.161        403
---------    ------      ------       -----        ------      ------       -----        ------     ------        ---

                       Standard                         1st Breakpoint                       2nd Breakpoint
          ---------------------------------- ------------------------------------ ------------------------------------
           Accumulation unit                   Accumulation unit                    Accumulation unit
                 value                               value                                value
          --------------------   Number of   ----------------------   Number of   ----------------------   Number of
           Beginning   End of   accumulation  Beginning    End of    accumulation  Beginning    End of    accumulation
           of period   period      units      of period    period       units      of period    period       units
          ----------- -------- ------------- ----------- ---------- ------------- ----------- ---------- -------------
                       (Accumulation unit value in dollars and Number of accumulation units in thousands)
Delaware VIP Value Series
2000  .       1.547     1.706        10          1.553      1.716         305
2001  .       1.706     1.623       102          1.716      1.637       1,066
2002  .       1.623     1.307       196          1.637      1.321       2,036
2003  .       1.307     1.660       350          1.321      1.682       2,031
2004  .       1.660     1.888       467          1.682      1.919       1,798
2005  .       1.888     1.982       598          1.919      2.020       2,129
2006  .       1.982     2.435       853          2.020      2.488       1,045         2.246      2.489       1,555
2007  .       2.435     2.346       848          2.488      2.402       1,276         2.489      2.408       1,752
2008  .       2.346     1.546       866          2.402      1.587       1,212         2.408      1.595       1,322
2009  .       1.546     1.806       996          1.587      1.858       1,203         1.595      1.871       1,187
---------     -----     -----       ---          -----      -----       -----         -----      -----       -----
DWS VIP Alternative Asset Allocation Plus
2009  .       9.770    11.246         5          N/A         N/A         N/A          N/A         N/A         N/A
---------     -----    ------       ---          -----      -----       -----         -----      -----       -----
DWS VIP Equity 500 Index
2000  .      10.999     9.884        24         11.018      9.925         493
2001  .       9.884     8.593        47          9.925      8.651         721
2002  .       8.593     6.609        96          8.651      6.670         979
2003  .       6.609     8.385       157          6.670      8.485         740
2004  .       8.385     9.181       202          8.485      9.313         664
2005  .       9.181     9.515       248          9.313      9.676         589
2006  .       9.515    10.882       377          9.676     11.094         359        10.171     11.102         387
2007  .      10.882    11.344       358         11.094     11.594         391        11.102     11.625         251
2008  .      11.344     7.058       346         11.594      7.232         236        11.625      7.266         211
2009  .       7.058     8.827       350          7.232      9.068         215         7.266      9.129         170
---------    ------    ------       ---         ------     ------       -----        ------     ------       -----
DWS VIP Small Cap Index
2000  .      11.669    11.107         2         11.693     11.158           8
2001  .      11.107    11.223         6         11.158     11.303          29
2002  .      11.223     8.824        14         11.303      8.910         118
2003  .       8.824    12.792        24          8.910     12.949          86
2004  .      12.792    14.914        36         12.949     15.134         103
2005  .      14.914    15.394        48         15.134     15.661         108
2006  .      15.394    17.906        63         15.661     18.263          67        16.718     18.275          59
2007  .      17.906    17.391        67         18.263     17.782          72        18.275     17.830          48
2008  .      17.391    11.342        64         17.782     11.627          63        17.830     11.681          44
2009  .      11.342    14.213        69         11.627     14.606          67        11.681     14.704          44
---------    ------    ------       ---         ------     ------       -----        ------     ------       -----
Fidelity (Reg. TM) VIP Contrafund (Reg. TM) Portfolio
2000  .      11.331    10.465        16         11.349     10.508          52
2001  .      10.465     9.080        26         10.508      9.140         169
2002  .       9.080     8.142        42          9.140      8.217         287
2003  .       8.142    10.346        74          8.217     10.468         334
2004  .      10.346    11.815        99         10.468     11.984         442
2005  .      11.815    13.667       163         11.984     13.898         574
2006  .      13.667    15.099       227         13.898     15.393         155        14.333     15.403         519
2007  .      15.099    17.566       281         15.393     17.953         219        15.403     18.001         484
2008  .      17.566     9.980       325         17.953     10.225         193        18.001     10.273         408
2009  .       9.980    13.404       351         10.225     13.769         218        10.273     13.861         317
---------    ------    ------       ---         ------     ------       -----        ------     ------       -----
Fidelity (Reg. TM) VIP Growth Portfolio
2000  .      12.380    10.900        20         12.403     10.948         224
2001  .      10.900     8.878        44         10.948      8.940         464
2002  .       8.878     6.135        58          8.940      6.194         427
2003  .       6.135     8.065        81          6.194      8.163         353
2004  .       8.065     8.245        99          8.163      8.366         281
2005  .       8.245     8.626       110          8.366      8.775         202
2006  .       8.626     9.115       117          8.775      9.295         139         8.800      9.302          46
2007  .       9.115    11.449       146          9.295     11.705         150         9.302     11.736          40
2008  .      11.449     5.981       162         11.705      6.130         104        11.736      6.159          36
2009  .       5.981     7.588       202          6.130      7.797         103         6.159      7.849          39
---------    ------    ------       ---         ------     ------       -----        ------     ------       -----

                       Standard                        1st Breakpoint                      2nd Breakpoint
          ---------------------------------- ---------------------------------- ------------------------------------
           Accumulation unit                  Accumulation unit                   Accumulation unit
                 value                              value                               value
          --------------------   Number of   --------------------   Number of   ----------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation  Beginning    End of    accumulation
           of period   period      units      of period   period      units      of period    period       units
          ----------- -------- ------------- ----------- -------- ------------- ----------- ---------- -------------
                      (Accumulation unit value in dollars and Number of accumulation units in thousands)
Lincoln VIP Baron Growth Opportunities***
2000  .      11.468    11.052         3         11.488    11.100          6
2001  .      11.052    12.292        19         11.100    12.377         10
2002  .      12.292    10.442        28         12.377    10.540         18
2003  .      10.442    13.441        43         10.540    13.601         21
2004  .      13.441    16.718        67         13.601    16.961         42
2005  .      16.718    17.109       106         16.961    17.400         74
2006  .      17.109    19.567       135         17.400    19.951         98        17.871     19.964           5
2007  .      19.567    20.035       153         19.951    20.479        135        19.964     20.534           6
2008  .      20.035    12.072       163         20.479    12.371        108        20.534     12.429           7
2009  .      12.072    16.533       170         12.371    16.985        124        12.429     17.099           6
---------    ------    ------       ---         ------    ------        ---        ------     ------           -
Lincoln VIP Cohen & Steers Global Real Estate
2007  .       9.460     8.265         4          9.430     8.278          1         8.672      8.288           1
2008  .       8.265     4.743        15          8.278     4.762          4         8.288      4.778           1
2009  .       4.743     6.472        24          4.762     6.515          7         4.778      6.549           1
---------    ------    ------       ---         ------    ------        ---        ------     ------           -
Lincoln VIP Delaware Bond
2000  .       4.811     5.281        15          4.831     5.317        508
2001  .       5.281     5.707        78          5.317     5.760        624
2002  .       5.707     6.224       198          5.760     6.298        536
2003  .       6.224     6.611       292          6.298     6.706        586
2004  .       6.611     6.892       373          6.706     7.009        646
2005  .       6.892     7.003       498          7.009     7.140        858
2006  .       7.003     7.260       581          7.140     7.421        721         7.252      7.426         432
2007  .       7.260     7.579       639          7.421     7.767        889         7.426      7.787         438
2008  .       7.579     7.284       639          7.767     7.483        513         7.787      7.518         429
2009  .       7.284     8.575       647          7.483     8.831        563         7.518      8.890         494
---------    ------    ------       ---         ------    ------        ---        ------     ------         ---
Lincoln VIP Delaware Foundation Aggressive Allocation(1)
2000  .       3.369     3.154         5          3.383     3.175        196
2001  .       3.154     2.879        28          3.175     2.906        215
2002  .       2.879     2.509        61          2.906     2.538        213
2003  .       2.509     2.991       120          2.538     3.034        234
2004  .       2.991     3.362       166          3.034     3.419        286
2005  .       3.362     3.555       219          3.419     3.624        292
2006  .       3.555     4.030       276          3.624     4.119        308         3.837      4.121           9
2007  .       4.030     4.244       267          4.119     4.348        406         4.121      4.360          13
2008  .       4.244     2.806       258          4.348     2.882        265         4.360      2.896          16
2009  .       2.806     3.666       288          2.882     3.776        247         2.896      3.801          13
---------    ------    ------       ---         ------    ------        ---        ------     ------         ---
Lincoln VIP Delaware Foundation Conservative Allocation(2)
2000  .       5.610     5.476         6          5.633     5.512        478
2001  .       5.476     5.334        37          5.512     5.383        536
2002  .       5.334     4.697        63          5.383     4.752        589
2003  .       4.697     5.715       109          4.752     5.797        724
2004  .       5.715     6.224       143          5.797     6.329      1,211
2005  .       6.224     6.441       188          6.329     6.566      1,526
2006  .       6.441     7.051       226          6.566     7.205        303         6.773      7.210       1,303
2007  .       7.051     7.300       226          7.205     7.479        441         7.210      7.499       1,322
2008  .       7.300     5.279       231          7.479     5.422        227         7.499      5.448         899
2009  .       5.279     6.421       220          5.422     6.611        210         5.448      6.655         656
---------    ------    ------       ---         ------    ------      -----        ------     ------       -----
Lincoln VIP Delaware Foundation Moderate Allocation
2009  .      10.886    11.801         1**       11.592    11.816          4         N/A         N/A         N/A
---------    ------    ------       ---         ------    ------      -----        ------     ------       -----
Lincoln VIP Delaware Growth and Income
2000  .      13.379    11.970        31         13.434    12.049      1,554
2001  .      11.970    10.520        84         12.049    10.616      1,725
2002  .      10.520     8.118       119         10.616     8.213      1,684
2003  .       8.118    10.426       153          8.213    10.574      1,658
2004  .      10.426    11.559       193         10.574    11.754      1,479
2005  .      11.559    12.078       224         11.754    12.313      1,405
2006  .      12.078    13.436       224         12.313    13.731        492        12.663     13.740         574
2007  .      13.436    14.116       217         13.731    14.463        573        13.740     14.501         443
2008  .      14.116     8.977       213         14.463     9.220        417        14.501      9.263         368
2009  .       8.977    11.080       217          9.220    11.410        344         9.263     11.486         313
---------    ------    ------       ---         ------    ------      -----        ------     ------       -----

                       Standard                        1st Breakpoint                      2nd Breakpoint
          ---------------------------------- ---------------------------------- ------------------------------------
           Accumulation unit                  Accumulation unit                   Accumulation unit
                 value                              value                               value
          --------------------   Number of   --------------------   Number of   ----------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation  Beginning    End of    accumulation
           of period   period      units      of period   period      units      of period    period       units
          ----------- -------- ------------- ----------- -------- ------------- ----------- ---------- -------------
                      (Accumulation unit value in dollars and Number of accumulation units in thousands)
Lincoln VIP Delaware Social Awareness
2000  .       6.715     6.094         31         6.741     6.133      1,502
2001  .       6.094     5.459         81         6.133     5.508      1,588
2002  .       5.459     4.209        149         5.508     4.257      1,493
2003  .       4.209     5.495        200         4.257     5.572      1,488
2004  .       5.495     6.131        244         5.572     6.233      1,369
2005  .       6.131     6.800        295         6.233     6.930      1,359
2006  .       6.800     7.561        329         6.930     7.725        319         7.132      7.730         984
2007  .       7.561     7.707        360         7.725     7.895        337         7.730      7.916         870
2008  .       7.707     5.005        365         7.895     5.139        281         7.916      5.163         800
2009  .       5.005     6.441        411         5.139     6.631        265         5.163      6.676         778
---------     -----     -----        ---         -----     -----      -----         -----      -----         ---
Lincoln VIP Delaware Special Opportunities
2000  .       8.249     9.476          1         8.280     9.536        104
2001  .       9.476     9.581         15         9.536     9.666        158
2002  .       9.581     8.374         33         9.666     8.469        161
2003  .       8.374    11.108         56         8.469    11.264        183
2004  .      11.108    13.501         84        11.264    13.725        233
2005  .      13.501    15.457        133        13.725    15.754        343
2006  .      15.457    17.760        177        15.754    18.146        152        16.717     18.158         252
2007  .      17.760    18.252        186        18.146    18.696        206        18.158     18.746         216
2008  .      18.252    11.450        184        18.696    11.758        173        18.746     11.813         176
2009  .      11.450    14.787        196        11.758    15.223        182        11.813     15.325         146
---------    ------    ------        ---        ------    ------      -----        ------     ------         ---
Lincoln VIP Global Income
2009  .      10.048    10.823          3        10.049    10.736          1         N/A         N/A         N/A
---------    ------    ------        ---        ------    ------      -----        ------     ------        ----
Lincoln VIP Janus Capital Appreciation
2000  .       3.706     3.088        272         3.721     3.108      3,498
2001  .       3.088     2.266        466         3.108     2.286      4,464
2002  .       2.266     1.638        655         2.286     1.657      3,784
2003  .       1.638     2.148        812         1.657     2.179      2,969
2004  .       2.148     2.239        823         2.179     2.277      2,286
2005  .       2.239     2.310        796         2.277     2.355      1,752
2006  .       2.310     2.508        735         2.355     2.563      1,158         2.352      2.565         578
2007  .       2.508     2.990        710         2.563     3.063      1,159         2.565      3.071         547
2008  .       2.990     1.752        670         3.063     1.799        805         3.071      1.808         488
2009  .       1.752     2.403        707         1.799     2.474        704         1.808      2.490         440
---------    ------    ------        ---        ------    ------      -----        ------     ------        ----
Lincoln VIP Mondrian International Value
2000  .       2.057     2.039          8         2.065     2.052        866
2001  .       2.039     1.818         17         2.052     1.834        848
2002  .       1.818     1.606         73         1.834     1.624        712
2003  .       1.606     2.251        117         1.624     2.283        711
2004  .       2.251     2.695        181         2.283     2.740        945
2005  .       2.695     3.003        388         2.740     3.061      1,669
2006  .       3.003     3.865        674         3.061     3.949        677         3.573      3.952       1,289
2007  .       3.865     4.267        711         3.949     4.370        980         3.952      4.382       1,438
2008  .       4.267     2.676        759         4.370     2.748        782         4.382      2.760       1,255
2009  .       2.676     3.211        840         2.748     3.306        776         2.760      3.328         974
---------    ------    ------        ---        ------    ------      -----        ------     ------       -----
Lincoln VIP Money Market Fund
2000  .       2.608     2.738        224         2.621     2.759      1,313
2001  .       2.738     2.820        355         2.759     2.848      1,589
2002  .       2.820     2.831        411         2.848     2.867      1,056
2003  .       2.831     2.822        531         2.867     2.865        694
2004  .       2.822     2.818        573         2.865     2.868        807
2005  .       2.818     2.868        633         2.868     2.926        998
2006  .       2.868     2.972        803         2.926     3.040        421         2.998      3.042         791
2007  .       2.972     3.089      1,516         3.040     3.167        975         3.042      3.176         658
2008  .       3.089     3.130      1,799         3.167     3.217      1,038         3.176      3.232         607
2009  .       3.130     3.108      1,660         3.217     3.203        807         3.232      3.224         516
---------    ------    ------      -----        ------    ------      -----        ------     ------       -----
Lincoln VIP SSgA Bond Index
2009  .      10.195    10.385          4        10.126    10.326          1**       N/A         N/A         N/A
---------    ------    ------      -----        ------    ------      -----        ------     ------       -----
Lincoln VIP SSgA Emerging Markets 100
2009  .      10.028    13.640         20        11.762    14.287          4         N/A         N/A         N/A
---------    ------    ------      -----        ------    ------      -----        ------     ------       -----

                       Standard                        1st Breakpoint                      2nd Breakpoint
          ---------------------------------- ---------------------------------- ------------------------------------
           Accumulation unit                  Accumulation unit                   Accumulation unit
                 value                              value                               value
          --------------------   Number of   --------------------   Number of   ----------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation  Beginning    End of    accumulation
           of period   period      units      of period   period      units      of period    period       units
          ----------- -------- ------------- ----------- -------- ------------- ----------- ---------- -------------
                      (Accumulation unit value in dollars and Number of accumulation units in thousands)
Lincoln VIP SSgA International Index
2009  .      10.164    12.116         1         10.062    12.481         1**        N/A         N/A        N/A
---------    ------    ------         -         ------    ------         -          --          --         ---
Lincoln VIP SSgA S&P 500 Index
2007  .      10.056     9.667         1**        9.544     9.682         3          N/A         N/A        N/A
2008  .       9.667     6.011        28          9.682     6.035        11          N/A         N/A        N/A
2009  .       6.011     7.504        63          6.035     7.554        12          N/A         N/A        N/A
---------    ------    ------        --         ------    ------        --          --          --         ---
Lincoln VIP SSgA Small-Cap Index
2007  .       9.161     9.196         1         10.283     9.209         1          N/A         N/A        N/A
2008  .       9.196     6.011         5          9.209     6.035         3          N/A         N/A        N/A
2009  .       6.011     7.500         8          6.035     7.549         2          N/A         N/A        N/A
---------    ------    ------        --         ------    ------        --          --          --         ---
Lincoln VIP T. Rowe Price Structured Mid-Cap Growth
2000  .       2.209     2.128       121          2.218     2.142      1,001
2001  .       2.128     1.406       321          2.142     1.419      1,026
2002  .       1.406     0.971       455          1.419     0.982      1,104
2003  .       0.971     1.275       629          0.982     1.293      1,214
2004  .       1.275     1.435       701          1.293     1.459      1,108
2005  .       1.435     1.560       804          1.459     1.590      1,143
2006  .       1.560     1.688       881          1.590     1.725       965          1.586      1.726         210
2007  .       1.688     1.898       936          1.725     1.944      1,064         1.726      1.949         223
2008  .       1.898     1.075       941          1.944     1.104       799          1.949      1.109         180
2009  .       1.075     1.558      1,126         1.104     1.604       830          1.109      1.615         185
---------    ------    ------      -----        ------    ------      -----         -----      -----       -----
Lincoln VIP Wells Fargo Intrinsic Value Fund
2000  .       2.524     2.764        17          2.534     2.782       885
2001  .       2.764     2.536       199          2.782     2.559      1,547
2002  .       2.536     2.117       565          2.559     2.142      2,005
2003  .       2.117     2.774       812          2.142     2.813      2,589
2004  .       2.774     3.015      1,021         2.813     3.065      3,162
2005  .       3.015     3.119      1,085         3.065     3.179      3,416
2006  .       3.119     3.436      1,139         3.179     3.510      1,224         3.273      3.513       2,172
2007  .       3.436     3.550       995          3.510     3.636      1,483         3.513      3.646       1,993
2008  .       3.550     2.167       925          3.636     2.226       889          3.646      2.236       1,164
2009  .       2.167     2.646       990          2.226     2.724       831          2.236      2.742       1,042
---------    ------    ------      -----        ------    ------      -----         -----      -----       -----
Lincoln VIP Wilshire 2010 Profile
2007  .      10.471    10.493         1**       10.474    10.509         3          N/A         N/A        N/A
2008  .      10.493     7.904         1         10.509     7.936         1          N/A         N/A        N/A
2009  .       7.904     9.735        27          7.936     9.799         3          N/A         N/A        N/A
---------    ------    ------      -----        ------    ------      -----         -----      -----       -----
Lincoln VIP Wilshire 2020 Profile
2007  .       9.943    10.337         3         10.227    10.353         1          N/A         N/A        N/A
2008  .      10.337     7.482        36         10.353     7.512         4          N/A         N/A        N/A
2009  .       7.482     9.308        60          7.512     9.370        21          N/A         N/A        N/A
---------    ------    ------      -----        ------    ------      -----         -----      -----       -----
Lincoln VIP Wilshire 2030 Profile
2007  .      10.129    10.445         1         10.193    10.460         3          N/A         N/A        N/A
2008  .      10.445     7.158        29         10.460     7.187        28          N/A         N/A        N/A
2009  .       7.158     9.067        68          7.187     9.126        66          N/A         N/A        N/A
---------    ------    ------      -----        ------    ------      -----         -----      -----       -----
Lincoln VIP Wilshire 2040 Profile
2007  .       9.924    10.269         2          9.615    10.285         1**        N/A         N/A        N/A
2008  .      10.269     6.553        25         10.285     6.580        10          N/A         N/A        N/A
2009  .       6.553     8.495        39          6.580     8.552        45          N/A         N/A        N/A
---------    ------    ------      -----        ------    ------      -----         -----      -----       -----
Lincoln VIP Wilshire Aggressive Profile
2005  .      10.300    10.938         6         10.056    10.955         2
2006  .      10.938    12.621       127         10.955    12.672        28         11.371     12.681           1**
2007  .      12.621    13.871       190         12.672    13.963        55         12.681     14.001           1
2008  .      13.871     8.176       257         13.963     8.252        69         14.001      8.290           8
2009  .       8.176    10.588       317          8.252    10.712       127          8.290     10.784           8
---------    ------    ------      -----        ------    ------      -----        ------     ------       -----
Lincoln VIP Wilshire Conservative Profile
2005  .      10.036    10.303         5         10.029    10.319         1
2006  .      10.303    11.154        26         10.319    11.199        20         11.093     11.206           4
2007  .      11.154    11.901        58         11.199    11.979        72         11.206     12.011           5
2008  .      11.901     9.610       101         11.979     9.697        73         12.011      9.743           3
2009  .       9.610    11.878        96          9.697    12.016        81          9.743     12.097           3
---------    ------    ------      -----        ------    ------      -----        ------     ------       -----

                        Standard                           1st Breakpoint                       2nd Breakpoint
          ------------------------------------- ------------------------------------- ----------------------------------
                                                                                       Accumulation unit
          Accumulation unit value               Accumulation unit value                      value
          -----------------------   Number of   -----------------------   Number of   --------------------   Number of
           Beginning     End of    accumulation  Beginning     End of    accumulation  Beginning   End of   accumulation
           of period     period       units      of period     period       units      of period   period      units
          ----------- ----------- ------------- ----------- ----------- ------------- ----------- -------- -------------
                        (Accumulation unit value in dollars and Number of accumulation units in thousands)
Lincoln VIP Wilshire Moderate Profile
2005  .      10.023      10.525          22        10.155      10.540          18
2006  .      10.525      11.674         101        10.540      11.720         102        11.301    11.728         1**
2007  .      11.674      12.629         159        11.720      12.711         222        11.728    12.745         2
2008  .      12.629       9.175         242        12.711       9.258         221        12.745     9.301         1**
2009  .       9.175      11.630         291         9.258      11.765         270         9.301    11.844         1**
---------    ------      ------         ---        ------      ------         ---        ------    ------         -
Lincoln VIP Wilshire Moderately Aggressive Profile
2005  .      10.038      10.701          16        10.197      10.716          11
2006  .      10.701      12.092         102        10.716      12.140          74        11.616    12.148         9
2007  .      12.092      13.146         193        12.140      13.232         152        12.148    13.267        12
2008  .      13.146       8.666         276        13.232       8.744         206        13.267     8.785        14
2009  .       8.666      11.070         337         8.744      11.198         363         8.785    11.273        16
---------    ------      ------         ---        ------      ------         ---        ------    ------        --
MFS (Reg. TM) VIT Utilities Series
2001  .       1.000*      0.786*         14         1.000*      0.788*          2
2002  .       0.786       0.601          68         0.788       0.604          10
2003  .       0.601       0.809         158         0.604       0.814          50
2004  .       0.809       1.043         291         0.814       1.053         206
2005  .       1.043       1.206         703         1.053       1.221         687
2006  .       1.206       1.568       1,102         1.221       1.590         808         1.406     1.591       119
2007  .       1.568       1.985       1,984         1.590       2.019       1,392         1.591     2.024       139
2008  .       1.985       1.225       2,379         2.019       1.249       1,285         2.024     1.255       228
2009  .       1.225       1.616       2,499         1.249       1.651       1,395         1.255     1.662       184
---------    ------      ------       -----        ------      ------       -----        ------    ------       ---
Neuberger Berman AMT Mid-Cap Growth Portfolio
2000  .      15.310      14.026          16        15.340      14.089          19
2001  .      14.026      10.464          38        14.089      10.537          29
2002  .      10.464       7.320          52        10.537       7.390          40
2003  .       7.320       9.281          77         7.390       9.394          54
2004  .       9.281      10.687          88         9.394      10.844          81
2005  .      10.687      12.035         100        10.844      12.242         106
2006  .      12.035      13.665         109        12.242      13.936         119        12.649    13.945         2
2007  .      13.665      16.577         148        13.936      16.948         161        13.945    16.993         7
2008  .      16.577       9.294         153        16.948       9.526         129        16.993     9.571         7
2009  .       9.294      12.109         168         9.526      12.442         143         9.571    12.526         8
---------    ------      ------       -----        ------      ------       -----        ------    ------       ---


* These values do not reflect a full year's experience because they are calculated for the period from the beginning of investment activity in the subaccounts through December 31.

** All numbers less than 500 were rounded up to one.

*** Effective June 5, 2007, the Baron Capital Asset Fund, a series of Baron
    Capital Funds Trust, was reorganized into the LVIP Baron Growth Opportunities Fund, a series of Lincoln Variable Insurance Products Trust. The values in the table for periods prior to the date of the reorganization reflect investments in the Baron Capital Asset Fund.


(1) Effective June 15, 2009, the LVIP UBS Global Asset Allocation Fund was reorganized into the LVIP Delaware Foundation Aggressive Allocation Fund. The values in the table for periods prior to the date of the reorganization reflect investments in the LVIP UBS Global Asset Allocation Fund.

(2) Effective June 15, 2009, the LVIP Delaware Managed Fund was reorganized into the LVIP Delaware Foundation Conservative Allocation Fund. The values in the table for periods prior to the date of the reorganization reflect investments in the LVIP Delaware Managed Fund.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Lincoln Life
Variable Annuity Account Q   (Registrant)

The Lincoln National Life Insurance Company   (Depositor)



Statement of Additional Information (SAI)

This SAI should be read in conjunction with the prospectus of the VAA dated May 1, 2010. You may obtain a copy of the VAA prospectus on request and without charge. Please write The Lincoln National Life Insurance Company, PO Box 2340, Fort Wayne, IN 46801-2340, or call 1-800-341-0441.




Table of Contents





Item                                             Page
Special Terms                                   B-2
Services                                        B-2
Principal Underwriter                           B-2
Purchase of Securities Being Offered            B-2
Annuity Payouts                                 B-2
Determination of Accumulation and Annuity Unit
Value                                           B-3


Item                                             Page
Capital Markets                                 B-3
Advertising & Ratings                           B-4
More About the S&P 500 Index                    B-4
Additional Services                             B-5
Other Information                               B-5
Financial Statements                            B-6


This SAI is not a prospectus.

The date of this SAI is May 1, 2010.

Special Terms
The special terms used in this SAI are the ones defined in the Prospectus.


Services

Independent Registered Public Accounting Firm
The financial statements of the VAA and the consolidated financial statements of Lincoln Life appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, Two Commerce Square, 2001 Market Street, Suite 4000, Philadelphia, Pennsylvania 19103, as set forth in their reports, also appearing in this SAI and in the Registration Statement. The financial statements audited by Ernst & Young LLP have been included herein in reliance on their reports given on their authority as experts in accounting and auditing.


Keeper of Records

All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by us or by third parties responsible to Lincoln Life. We have entered into an agreement with Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. No separate charge against the assets of the VAA is made by us for this service.



Principal Underwriter

Lincoln Financial Distributors, Inc. ("LFD"), an affiliate of Lincoln Life, serves as principal underwriter (the "Principal Underwriter") for the contracts, as described in the prospectus. The Principal Underwriter offers the contracts to the public on a continuous basis and anticipates continuing to offer the contracts, but reserves the right to discontinue the offering. The Principal Underwriter offers the contracts through sales representatives, who are associated with Lincoln Financial Advisors Corporation and/or Lincoln Financial Services, Inc. (collectively, "LFN"), our affiliates. The Principal Underwriter also may enter into selling agreements with other broker-dealers ("Selling Firms") for the sale of the contracts. Sales representatives of Selling Firms are appointed as our insurance agents. Lincoln Life (prior to May 1, 2007) and LFD (on or after May 1, 2007) acting as Principal Underwriter paid, $2,850,639, $2,790,903, and $2,114,767 to LFN and Selling Firms in 2007,
2008 and 2009, respectively, as sales compensation with respect to the contracts. The Principal Underwriter retained no underwriting commissions for the sale of the contracts.




Purchase of Securities Being Offered
The variable annuity contracts are offered to the public through licensed insurance agents who specialize in selling our products; through independent insurance brokers; and through certain securities brokers/dealers selected by us whose personnel are legally authorized to sell annuity products. There are no special purchase plans for any class of prospective buyers. However, under certain limited circumstances described in the prospectus under the section Charges and Other Deductions, any applicable account fee and/or surrender charge may be reduced or waived.

Both before and after the annuity commencement date, there are exchange privileges between subaccounts, and from the VAA to the general account (if available) subject to restrictions set out in the prospectus. See The Contracts, in the prospectus. No exchanges are permitted between the VAA and other separate accounts.

The offering of the contracts is continuous.



Annuity Payouts

Variable Annuity Payouts
Variable annuity payouts will be determined on the basis of:
 o the dollar value of the contract on the annuity commencement date less any applicable premium tax ;
 o the annuity tables contained in the contract;
 o the type of annuity option selected; and
 o the investment results of the fund(s) selected.

In order to determine the amount of variable annuity payouts, we make the following calculation:
 o first, we determine the dollar amount of the first payout;

 o second, we credit the contract with a fixed number of annuity units based on the amount of the first payout; and
 o third, we calculate the value of the annuity units each period thereafter.

These steps are explained below.

The dollar amount of the first periodic variable annuity payout is determined by applying the total value of the accumulation units credited under the contract valued as of the annuity commencement date (less any premium taxes) to the annuity tables contained in the contract. The first variable annuity payout will be paid 14 days after the annuity commencement date. This day of the month will become the day on which all future annuity payouts will be paid. Amounts shown in the tables are based on the 1983 "a" Individual Annuity Mortality Tables, modified, with an assumed investment return at the rate of 5% per annum, depending on the terms of your contract. The first annuity payout is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. These annuity tables vary according to the form of annuity selected and the age of the annuitant at the annuity commencement date. The assumed interest rate is the measuring point for subsequent annuity payouts. If the actual net investment rate (annualized) exceeds the assumed interest rate, the payout will increase at a rate equal to the amount of such excess.

Conversely, if the actual rate is less than the assumed interest rate, annuity payouts will decrease. If the assumed rate of interest were to be increased, annuity payouts would start at a higher level but would decrease more rapidly or increase more slowly.

We may use sex-distinct annuity tables in contracts that are not associated with employer sponsored plans and where not prohibited by law.

At an annuity commencement date, the contract is credited with annuity units for each subaccount on which variable annuity payouts are based. The number of annuity units to be credited is determined by dividing the amount of the first periodic payout by the value of an annuity unit in each subaccount selected. Although the number of annuity units is fixed by this process, the value of such units will vary with the value of the underlying fund. The amount of the second and subsequent periodic payouts is determined by multiplying the contractowner's fixed number of annuity units in each subaccount by the appropriate annuity unit value for the valuation date ending 14 days prior to the date that payout is due.

The value of each subaccount's annuity unit will be set initially at $1.00. The annuity unit value for each subaccount at the end of any valuation date is determined by multiplying the subaccount annuity unit value for the immediately preceding valuation date by the product of:
 o The net investment factor of the subaccount for the valuation period for which the annuity unit value is being determined, and
 o A factor to neutralize the assumed investment return in the annuity table.

The value of the annuity units is determined as of a valuation date 14 days prior to the payment date in order to permit calculation of amounts of annuity payouts and mailing of checks in advance of their due dates. Such checks will normally be issued and mailed at least three days before the due date.


Proof of Age, Sex and Survival

We may require proof of age, sex, or survival of any payee upon whose age, sex, or survival payments depend.



Determination of Accumulation and Annuity Unit Value
A description of the days on which accumulation and annuity units will be valued is given in the prospectus. The New York Stock Exchange's (NYSE) most recent announcement (which is subject to change) states that it will be closed on weekends and on these holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If any of these holidays occurs on a weekend day, the Exchange may also be closed on the business day occurring just before or just after the holiday. It may also be closed on other days.

Since the portfolios of some of the fund and series will consist of securities primarily listed on foreign exchanges or otherwise traded outside the United States, those securities may be traded (and the net asset value of those fund and series and of the variable account could therefore be significantly affected) on days when the investor has no access to those funds and series.


Capital Markets


The capital and credit markets have been experiencing extreme volatility and disruption for more than twelve months. In some cases, the markets have exerted downward pressure on availability of liquidity and credit capacity for certain companies. As a result, the market for fixed income securities has experienced illiquidity, increased price volatility, credit downgrade events and increased expected probability of default. Securities that are less liquid are more difficult to value and may be hard to sell, if desired. During this time period, domestic and international equity markets have also been experiencing heightened volatility and turmoil, with issuers (such as our company) that have exposure to the real estate, mortgage and credit markets particularly affected.

In any particular year, our capital may increase or decrease depending on a variety of factors - the amount of our statutory income or losses (which itself is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.


Advertising & Ratings

We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

Nationally recognized rating agencies rate the financial strength of our Company. The ratings do not imply approval of the product and do not refer to the performance of the product, or to the VAA, including underlying investment options. Ratings are not recommendations to buy our products. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. In late September and early October of 2008, A.M. Best Company, Fitch, Moody's and Standard & Poor's each revised their outlook for the U.S. life insurance sector from stable to negative. Our financial strength ratings, which are intended to measure our ability to meet contract holder obligations, are an important factor affecting public confidence in most of our products and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our products as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings.


More About the S&P 500 Index

Investors look to indexes as a standard of market performance. Indexes are groups of stocks or bonds selected to represent an entire market. The S&P 500 Index is a widely used measure of large US company stock performance. It consists of the common stocks of 500 major corporations selected according to size, frequency and ease by which their stocks trade, and range and diversity of the American economy.

The LVIP SSgA S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the fund or any member of the public regarding the advisability of investing in securities generally or in the fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the fund. S&P has no obligation to take the needs of the fund or its shareholders into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the fund or the timing of the issuance or sale of the fund or in the determination or calculation of the equation by which the fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the fund.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND OR ITS SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Compound Interest Illustrations - These will emphasize several advantages of the variable annuity contract. For example, but not by way of illustration, the literature may emphasize the potential tax savings through tax deferral; the potential advantage of the variable annuity account over the fixed account; and the compounding effect when a client makes regular deposits to his or her contract.

Internet - An electronic communications network which may be used to provide information regarding Lincoln Life, performance of the subaccounts and advertisement literature.

Annuity Payout Illustrations. These will provide an initial benefit payment based in part on the annuitant, the contract value and the fixed and/or variable annuity payout option elected. In addition, variable annuity payout illustrations may show the historical results of a variable payout in a subaccount of the VAA.

Dollar-Cost Averaging Illustrations. These illustrations will generally discuss the price-leveling effect of making regular purchases in the same subaccounts over a period of time, to take advantage of the trends in market prices of the portfolio securities purchased for those subaccounts.

Additional Services
Dollar Cost Averaging (DCA) - You may systematically transfer, on a monthly basis, amounts from certain subaccounts, or the fixed side of the contract into the subaccounts over a period of 1, 2 or 3 years. The minimum amount to be dollar cost averaged is $10,000 for 1 year, and $25,000 for 2 years or 3 years. You may elect to participate in the DCA program at the time of application or at anytime before the annuity commencement date by completing an election form available from us. Once elected, the program will remain in effect until the earlier of:
 o the annuity commencement date;
 o the value of the amount being DCA'd is depleted; or
 o you cancel the program by written request or by telephone if we have your telephone authorization on file.

We reserve the right to discontinue this program at any time. DCA does not assure a profit or protect against loss. GVA III fixed account restrictions may apply.

Automatic Withdrawal Service (AWS) - AWS provides an automatic, periodic withdrawal of contract value to you. AWS may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the contractowner. You may elect to participate in AWS at the time of application or at any time before the annuity commencement date by sending a written request to us. The minimum contract value required to establish AWS is $10,000. You may cancel or make changes to your AWS program at any time by sending a written request to us. If telephone authorization has been elected, certain changes may be made by telephone. Notwithstanding the requirements of the program, any withdrawal must be permitted under Section 401(a)(9) of the IRC for qualified plans or permitted under Section 72 of the IRC for non-qualified contracts. To the extent that withdrawals under AWS do not qualify for an exemption from the contingent deferred sales charge, we will assess applicable surrender charges on those withdrawals. See Charges and Other Deductions - Surrender charge.

Systematic Transfer - This service allows you to fully liquidate your fixed account balance over five years and transfer the amounts into one or more of the subaccounts. You may change the receiving subaccount allocation at any time. A distribution or a non-scheduled transfer from the fixed account may cancel the systematic transfer program prematurely. The program will also be canceled prematurely if the fixed account balance falls to $0.

Account Sweep - The account sweep service allows you to keep a designated amount (the baseline amount) in one subaccount or the fixed account, and automatically transfer the excess to other variable subaccount(s) of your choice. The transfers may take place monthly, quarterly, semi-annually or annually. A $10,000 minimum balance in the holding account is required in order to begin this service. For account sweep to occur, the holding account balance must exceed the designated baseline amount by at least $50. You may change the receiving subaccount allocation at any time. Deposits to or distributions from the holding account will not adjust your baseline amount, but may affect the amount of money available to be transferred. A new account sweep program is required to change the designated baseline amount. GVA III fixed account restrictions may apply.

Beginning May 1, 2010, the account sweep service will no longer be available unless the contractowner has enrolled in this service prior to this date. Contractowners who are currently enrolled in this service will not be impacted by this charge.

Portfolio Rebalancing - Portfolio rebalancing is an option, which, if elected by the contractowner, restores to a pre-determined level the percentage of the contract value, allocated to each variable subaccount or the fixed account. This pre-determined level will be the allocation initially selected when the contract was purchased, unless subsequently changed. The portfolio rebalancing allocation may be changed at any time by submitting a written request to us. If portfolio rebalancing is elected, all purchase payments allocated to the variable subaccounts must be subject to portfolio rebalancing. Portfolio rebalancing may take place on either a quarterly, semi-annual or annual basis, as selected by the contractowner. You may choose to either rebalance within your designated investment accounts, or to rebalance your designated investment account based on your total account value within the group annuity contract. This second selection will move 100% of your balance based on your allocated percentages. For portfolio rebalancing to occur, the total transfer amount must be $50 or more. If this minimum transfer amount is not available, the transfer will not occur. You may change the designated investment accounts' allocations or percentages at any time. The portfolio rebalancing program will be cancelled prematurely if the selected rebalancing account balance falls to $0. GVA III fixed account restrictions may apply.




Other Information
Due to differences in redemption rates, tax treatment or other considerations, the interests of contractowners under the variable life accounts could conflict with those of contractowners under the VAA. In those cases, where assets from variable life and variable annuity separate accounts are invested in the same fund(s) (i.e., where mixed funding occurs), the Boards of Directors of the fund involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to replace shares of any fund with another investment, that fund may have to liquidate securities on a disadvantageous basis. Refer to the prospectus for each fund for more information about mixed funding.

Financial Statements

The December 31, 2009 financial statements of the VAA and the December 31, 2009 consolidated financial statements of Lincoln Life appear on the following pages.

                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                        CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 2009 AND 2008

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of
The Lincoln National Life Insurance Company

We have audited the accompanying consolidated balance sheets of The Lincoln National Life Insurance Company and its subsidiaries (the Company) as of December 31, 2009 and 2008, and the related consolidated statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2009. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Lincoln National Life Insurance Company and subsidiaries at December 31, 2009 and 2008, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2009, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 2 to the consolidated financial statements, in 2009 the Company changed its method of accounting for the recognition and presentation of other-than-temporary impairments.


/s/ Ernst & Young LLP
Philadelphia, Pennsylvania
April 1, 2010

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
CONSOLIDATED BALANCE SHEETS
(IN MILLIONS)

                                                                           AS OF DECEMBER 31,
                                                                          -------------------
                                                                            2009       2008
                                                                          --------   --------
ASSETS
Investments:
   Available-for-sale securities, at fair value:
      Fixed maturity (amortized cost: 2009 -- $58,816; 2008 -- $52,558)   $ 58,889   $ 46,489
      Equity (cost: 2009 -- $141; 2008 -- $187)                                155        139
   Trading securities                                                        2,366      2,189
   Mortgage loans on real estate                                             6,835      7,396
   Real estate                                                                 128        119
   Policy loans                                                              2,864      2,887
   Derivative investments                                                      841         60
   Other investments                                                           975        948
                                                                          --------   --------
         Total investments                                                  73,053     60,227
Cash and invested cash                                                       2,553      2,116
Deferred acquisition costs and value of business acquired                    9,396     11,184
Premiums and fees receivable                                                   302        445
Accrued investment income                                                      860        782
Reinsurance recoverables                                                     8,018     11,334
Reinsurance related embedded derivatives                                       139        167
Goodwill                                                                     3,011      3,520
Other assets                                                                 3,375      3,509
Separate account assets                                                     73,500     55,655
                                                                          --------   --------
         Total assets                                                     $174,207   $148,939
                                                                          ========   ========
LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Future contract benefits                                                  $ 13,940   $ 17,054
Other contract holder funds                                                 63,744     59,441
Short-term debt                                                                 21          4
Long-term debt                                                               1,925      2,080
Funds withheld reinsurance liabilities                                       3,137      2,243
Deferred gain on business sold through reinsurance                             516        542
Payables for collateral on investments                                       1,924        880
Other liabilities                                                            2,099      1,382
Separate account liabilities                                                73,500     55,655
                                                                          --------   --------
         Total liabilities                                                 160,806    139,281
                                                                          --------   --------
CONTINGENCIES AND COMMITMENTS (SEE NOTE 14)
STOCKHOLDER'S EQUITY
Common stock -- 10,000,000 shares, authorized, issued and outstanding       10,588      9,132
Retained earnings                                                            2,915      3,135
Accumulated other comprehensive loss                                          (102)    (2,609)
                                                                          --------   --------
         Total stockholder's equity                                         13,401      9,658
                                                                          --------   --------
            Total liabilities and stockholder's equity                    $174,207   $148,939
                                                                          ========   ========

           See accompanying Notes to Consolidated Financial Statements

CONSOLIDATED STATEMENTS OF INCOME
(IN MILLIONS, EXCEPT PER SHARE DATA)

                                                                                                FOR THE YEARS ENDED
                                                                                                    DECEMBER 31,
                                                                                             ------------------------
                                                                                              2009     2008     2007
                                                                                             ------   ------   ------
REVENUES
Insurance premiums                                                                           $1,816   $1,835   $1,664
Insurance fees                                                                                2,841    2,990    2,930
Net investment income                                                                         4,006    3,975    4,181
Realized loss:
   Total other-than-temporary impairment losses on securities                                  (643)    (682)    (257)
   Portion of loss recognized in other comprehensive income                                     262       --       --
                                                                                             ------   ------   ------
      Net other-than-temporary impairment losses on securities recognized in earnings          (381)    (682)    (257)
      Realized gain (loss), excluding other-than-temporary impairment losses on securities     (208)    (142)     130
                                                                                             ------   ------   ------
         Total realized loss                                                                   (589)    (824)    (127)
                                                                                             ------   ------   ------
Amortization of deferred gain on business sold through reinsurance                               73       76       83
Other revenues and fees                                                                         299      271      323
                                                                                             ------   ------   ------
      Total revenues                                                                          8,446    8,323    9,054
                                                                                             ------   ------   ------
BENEFITS AND EXPENSES
Interest credited                                                                             2,406    2,438    2,379
Benefits                                                                                      2,388    2,654    2,330
Underwriting, acquisition, insurance and other expenses                                       2,579    2,960    2,520
Interest and debt expense                                                                        93       85       82
Impairment of intangibles                                                                       729       --       --
                                                                                             ------   ------   ------
   Total benefits and expenses                                                                8,195    8,137    7,311
                                                                                             ------   ------   ------
      Income before taxes                                                                       251      186    1,743
      Federal income tax expense (benefit)                                                      163      (68)     504
                                                                                             ------   ------   ------
         Net income                                                                          $   88   $  254   $1,239
                                                                                             ======   ======   ======

           See accompanying Notes to Consolidated Financial Statements

CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
(IN MILLIONS)

                                                                  FOR THE YEARS ENDED
                                                                      DECEMBER 31,
                                                              ---------------------------
                                                                2009      2008      2007
                                                              -------   -------   -------
COMMON STOCK
Balance as of beginning-of-year                               $ 9,132   $ 9,105   $ 9,088
Lincoln National Corporation purchase price                        --        --        (9)
Capital contribution from Lincoln National Corporation          1,451        --        --
Stock compensation/issued for benefit plans                         5        27        26
                                                              -------   -------   -------
   Balance as of end-of-year                                   10,588     9,132     9,105
                                                              -------   -------   -------
RETAINED EARNINGS
Balance as of beginning-of-year                                 3,135     3,283     3,341
Cumulative effect from adoption of new accounting standards        97        --       (55)
Comprehensive income (loss)                                     2,692    (2,408)      876
Other comprehensive income (loss), net of tax                  (2,604)    2,662       363
                                                              -------   -------   -------
   Net income                                                      88       254     1,239
Dividends declared                                               (405)     (402)   (1,242)
                                                              -------   -------   -------
   Balance as of end-of-year                                    2,915     3,135     3,283
                                                              -------   -------   -------
ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)
Balance as of beginning-of-year                                (2,609)       53       416
Cumulative effect from adoption of new accounting standards       (97)       --        --
Other comprehensive income (loss), net of tax                   2,604    (2,662)     (363)
                                                              -------   -------   -------
   Balance as of end-of-year                                     (102)   (2,609)       53
                                                              -------   -------   -------
      Total stockholder's equity as of end-of-year            $13,361   $ 9,658   $12,441
                                                              =======   =======   =======

           See accompanying Notes to Consolidated Financial Statements

CONSOLIDATED STATEMENTS OF CASH FLOWS
(IN MILLIONS)

                                                                                    FOR THE YEARS ENDED
                                                                                        DECEMBER 31,
                                                                               ----------------------------
                                                                                 2009       2008      2007
                                                                               --------   -------   -------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                                     $     88   $   254   $ 1,239
Adjustments to reconcile net income to net cash provided by operating activities:
   Deferred acquisition costs, value of business acquired,
      deferred sales inducements and deferred front
      end loads deferrals and interest, net of amortization                        (371)     (237)     (916)
   Trading securities purchases, sales and maturities, net                          (20)      177       316
   Change in premiums and fees receivable                                           132       (61)      (88)
   Change in accrued investment income                                              (87)       19        13
   Change in future contract benefits                                            (3,165)    4,169       526
   Change in other contract holder funds                                            319       (71)      453
   Change in reinsurance related assets and liabilities                           2,790    (3,618)     (493)
   Change in federal income tax accruals                                            178    (45)      310
   Realized loss                                                                    589       824       127
   Impairment of intangibles                                                        729        --        --
   Amortization of deferred gain on business sold through reinsurance               (73)      (76)      (83)
   Other                                                                              1       (12)     (134)
                                                                               --------   -------   -------
      Net cash provided by operating activities                                   1,110     1,323     1,270
                                                                               --------   -------   -------
CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of available-for-sale securities                                      (13,075)   (5,776)   (8,606)
Sales of available-for-sale securities                                            3,614     1,506     3,453
Maturities of available-for-sale securities                                       3,209     3,732     4,087
Purchases of other investments                                                     (779)   (1,163)   (2,018)
Sales or maturities of other investments                                          1,102       907     1,880
Increase (decrease) in payables for collateral on investments                     1,044      (255)     (369)
Proceeds from sale of subsidiaries/businesses                                         6        --        --
Other                                                                               (51)     (117)      (84)
                                                                               --------   -------   -------
      Net cash provided used in investing activities                             (4,930)   (1,166)   (1,657)
                                                                               --------   -------   -------
CASH FLOWS FROM FINANCING ACTIVITIES
Issuance of long-term debt, net of issuance costs                                    --       250       375
Increase (decrease) in short-term debt                                                3       (14)       13
Deposits of fixed account values, including the fixed portion of variable        11,346     9,806     9,481
Withdrawals of fixed account values, including the fixed portion of variable     (5,440)   (5,910)   (6,645)
Transfers to and from separate accounts, net                                     (2,248)   (2,204)   (2,448)
Payment of funding agreements                                                        --      (550)       --
Common stock issued for benefit plans and excess tax benefits                        --         8        --
Capital contribution from parent company                                          1,001        --        --
Dividends paid to stockholders                                                     (405)     (402)     (787)
                                                                               --------   -------   -------
      Net cash provided by (used in) financing activities                         4,257       984       (11)
                                                                               --------   -------   -------
Net increase (decrease) in cash and invested cash                                   437     1,141      (398)
Cash and invested cash as of beginning-of-year                                    2,116       975     1,373
                                                                               --------   -------   -------
      Cash and invested cash as of end-of-year                                 $  2,553   $ 2,116   $   975
                                                                               ========   =======   =======

           See accompanying Notes to Consolidated Financial Statements

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF OPERATIONS

The Lincoln National Life Insurance Company ("LNL" or the "Company," which also may be referred to as "we," "our" or "us"), a wholly-owned subsidiary of Lincoln National Corporation ("LNC" or the "Parent Company"), is domiciled in the state of Indiana. We own 100% of the outstanding common stock of one insurance company subsidiary, Lincoln Life & Annuity Company of New York ("LLANY"). We also own several non-insurance companies, including Lincoln Financial Distributors ("LFD") and Lincoln Financial Advisors ("LFA"), LNC's whole-saling and retailing business units, respectively. LNL's principal businesses consist of underwriting annuities, deposit-type contracts and life insurance through multiple distribution channels. LNL is licensed and sells its products throughout the United States of America ("U.S.") and several U.S. territories. See Note 23 for additional information.

BASIS OF PRESENTATION

The accompanying consolidated financial statements are prepared in accordance with U.S. generally accepted accounting principles ("GAAP"). Certain GAAP policies, which significantly affect the determination of financial position, results of operations and cash flows, are summarized below.

On May 3, 2007, LNL made a dividend to LNC that transferred ownership of our formerly wholly-owned subsidiary, First Penn-Pacific Life Insurance Company ("FPP"), to LNC. The consolidated financial statements include the results of operations and financial condition of FPP from January 1, 2007 through May 3, 2007. FPP's results subsequent to May 3, 2007, are excluded from these consolidated financial statements. On May 7, 2009, LNC made a capital contribution to LNL that transferred ownership of Lincoln Financial Media ("LFM") to LNL. LFM's results subsequent to May 7, 2009, are included in these consolidated financial statements.

The insurance subsidiaries also submit financial statements to insurance industry regulatory authorities. Those financial statements are prepared on the basis of statutory accounting practices ("SAP") and are significantly different from financial statements prepared in accordance with GAAP. See Note 21 for additional discussion on SAP.

Certain amounts reported in prior years' consolidated financial statements have been reclassified to conform to the presentation adopted in the current year. These reclassifications had no effect on net income or stockholder's equity of the prior years.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PRINCIPLES OF CONSOLIDATION

The accompanying consolidated financial statements include the accounts of LNL and all other entities in which we have a controlling financial interest and any variable interest entities ("VIEs") in which we are the primary beneficiary. Entities in which we do not have a controlling financial interest and do not exercise significant management influence over the operating and financing decisions are reported using the equity method.

The carrying value of our investments that we account for using the equity method on our Consolidated Balance Sheets and equity in earnings on our Consolidated Statements of Income is not material. All material inter-company accounts and transactions have been eliminated in consolidation. See Note 4 for additional discussion on our VIEs.

ACCOUNTING ESTIMATES AND ASSUMPTIONS

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are: fair value of certain invested assets and derivatives, asset valuation allowances, deferred acquisition costs ("DAC"), value of business acquired ("VOBA"), deferred sales inducements ("DSI"), goodwill, future contract benefits, other contract holder funds which includes deferred front-end loads ("DFEL"), pension plans, income taxes and the potential effects of resolving litigated matters.

BUSINESS COMBINATIONS

For all business combination transactions occurring after January 1, 2009, we use the acquisition method of accounting. For more detail on the acquisition method, see Note 2 - "Adoption of New Accounting Standards - Business Combinations Topic." For all business combination transactions initiated after June 30, 2001, but before January 1, 2009, the purchase method of accounting has been used, and accordingly, the assets and liabilities of the acquired company have been recorded at their estimated fair values as of the merger date. The allocation of fair values may be subject to adjustment after the initial allocation for up to a one-year period as more information relative to the fair values as of the acquisition date becomes available. The consolidated financial statements include the results of operations of any acquired company since the acquisition date.

FAIR VALUE HIERARCHY

Our measurement of fair value is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk, which would include our own credit risk. Our estimate of an exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability ("exit price") in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability ("entry price"). Pursuant to the Fair Value Measurements and Disclosures Topic of the Financial Accounting Standards Board ("FASB") ACCOUNTING STANDARDS CODIFICATIONTM ("ASC"), we categorize our financial instruments carried at fair value into a three-level fair value hierarchy, based on the priority of inputs to the respective valuation technique. The three-level hierarchy for fair value measurement is defined as follows:

     - Level 1 - inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date as "blockage discounts" for large holdings of unrestricted financial instruments where quoted prices are readily and regularly available for an identical asset or liability in an active market are prohibited;

     - Level 2 - inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and

     - Level 3 - inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability, we make estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

When a determination is made to classify an asset or liability within Level 3 of the fair value hierarchy, the determination is based upon the significance of the unobservable inputs to the overall fair value measurement. Because certain securities trade in less liquid or illiquid markets with limited or no pricing information, the determination of fair value for these securities is inherently more difficult. However, Level 3 fair value investments may include, in addition to the unobservable or Level 3 inputs, observable components, which are components that are actively quoted or can be validated to market-based sources.

AVAILABLE-FOR-SALE SECURITIES -- FAIR VALUATION METHODOLOGIES AND ASSOCIATED INPUTS

Securities classified as available-for-sale ("AFS") consist of fixed maturity and equity securities and are stated at fair value with unrealized gains and losses included within accumulated other comprehensive income (loss) ("OCI"), net of associated DAC, VOBA, DSI, other contract holder funds and deferred income taxes. See Notes 5 and 15 for additional details.

We measure the fair value of our securities classified as AFS based on assumptions used by market participants in pricing the security. The most appropriate valuation methodology is selected based on the specific characteristics of the fixed maturity or equity security, and we consistently apply the valuation methodology to measure the security's fair value. Our fair value measurement is based on a market approach, which utilizes prices and other relevant information generated by market transactions involving identical or comparable securities. Sources of inputs to the market approach include third-party pricing services, independent broker quotations or pricing matrices. We use observable and unobservable inputs to our valuation methodologies. Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. In addition, market indicators, industry and economic events are monitored and further market data is acquired if certain triggers are met. For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable. For broker-quoted only securities, quotes from market makers or broker-dealers are obtained from sources recognized to be market participants. In order to validate the pricing information and broker-dealer quotes, we employ, where possible, procedures that include comparisons with similar observable positions, comparisons with subsequent sales, discussions with senior business leaders and brokers and observations of general market movements for those security classes. For those securities trading in less liquid or illiquid markets with limited or no pricing information, we use unobservable inputs in order to measure the fair value of these securities. In cases where this information is not available, such as for privately placed securities, fair value is estimated using an internal pricing matrix. This matrix relies on management's judgment concerning the discount rate used in calculating expected future cash flows, credit quality, industry sector performance and expected maturity.

We do not adjust prices received from third parties; however, we do analyze the third-party pricing services' valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to our valuation methodologies are based on a set of standard inputs that we generally use to evaluate all of our AFS securities. The standard inputs used in order of priority are benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all AFS securities on any given day. In addition to the defined standard inputs to our valuation methodologies, we also use Trade Reporting and Compliance Engine(TM) reported tables for our corporate bonds and vendor trading platform data for our U.S. Government bonds. Mortgage-backed securities ("MBS") and asset-backed securities ("ABS") utilize additional inputs which include new issues data, monthly payment information and monthly collateral performance, including prepayments, severity, delinquencies, step down features and over collateralization features. The valuation methodologies for our state and municipal bonds use additional inputs which include information from the Municipal Securities Rule Making Board, as well as material event notices, new issue data, issuer financial statements and Municipal Market Data benchmark yields. Our hybrid and redeemable preferred stocks and equity AFS securities utilize additional inputs of exchange prices (underlying and common stock of the same issuer).

AFS SECURITIES -- EVALUATION FOR RECOVERY OF AMORTIZED COST

We regularly review our AFS securities for declines in fair value that we determine to be other-than-temporary. For an equity security, if we do not have the ability and intent to hold the security for a sufficient period of time to allow for a recovery in value, we conclude that an other-than-temporary impairment ("OTTI") has occurred and the amortized cost of the equity security is written down to the current fair value, with a corresponding charge to realized gain (loss) on our Consolidated Statements of Income. When assessing our ability and intent to hold the equity security to recovery, we consider, among other things, the severity and duration of the decline in fair value of the equity security as well as the cause of the decline, a fundamental analysis of the liquidity, business prospects and overall financial condition of the issuer.

For our fixed maturity AFS securities, we generally consider the following to determine that our unrealized losses are not OTTI:

     -    The estimated range and average period until recovery;

     -    The estimated range and average holding period to maturity;

     -    Remaining payment terms of the security;

     - Current delinquencies and nonperforming assets of underlying collateral;

     -    Expected future default rates;

     - Collateral value by vintage, geographic region, industry concentration or property type;

     - Subordination levels or other credit enhancements as of the balance sheet date as compared to origination; and

     -    Contractual and regulatory cash obligations.

For a debt security, if we intend to sell a security or it is more likely than not we will be required to sell a debt security before recovery of its amortized cost basis and the fair value of the debt security is below amortized cost, we conclude that an OTTI has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized gain (loss) on our Consolidated Statements of Income. If we do not intend to sell a debt security or it is not more likely than not we will be required to sell a debt security before recovery of its amortized cost basis but the present value of the cash flows expected to be collected is less than the amortized cost of the debt security (referred to as the credit loss), we conclude that an OTTI has occurred and the amortized cost is written down to the estimated recovery value with a corresponding charge to realized gain (loss) on our Consolidated Statements of Income, as this amount is deemed the credit portion of the OTTI. The remainder of the decline to fair value is recorded in OCI to unrealized OTTI on AFS securities on our Consolidated Statements of Stockholder's Equity, as this amount is considered a noncredit (i.e., recoverable) impairment.

When assessing our intent to sell a debt security or if it is more likely than not we will be required to sell a debt security before recovery of its cost basis, we evaluate facts and circumstances such as, but not limited to, decisions to reposition our security portfolio, sale of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing. In order to determine the amount of the credit loss for a debt security, we calculate the recovery value by performing a discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover. The discount rate is the effective interest rate implicit in the underlying debt security. The effective interest rate is the original yield or the coupon if the debt security was previously impaired. See the discussion below for additional information on the methodology and significant inputs, by security type, which we use to determine the amount of a credit loss.

Our conclusion that it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis, the estimated future cash flows are equal to or greater than the amortized cost basis of the debt securities, or we have the ability to hold the equity AFS securities for a period of time sufficient for recovery is based upon our asset-liability management process. Management considers the following as part of the evaluation:

     -    The current economic environment and market conditions;

     -    Our business strategy and current business plans;

     - The nature and type of security, including expected maturities and exposure to general credit, liquidity, market and interest rate risk;

     - Our analysis of data from financial models and other internal and industry sources to evaluate the current effectiveness of our hedging and overall risk management strategies;

     - The current and expected timing of contractual maturities of our assets and liabilities, expectations of prepayments on investments and expectations for surrenders and withdrawals of life insurance policies and annuity contracts;

     -    The capital risk limits approved by management; and

     -    Our current financial condition and liquidity demands.

To determine the recovery period of a debt security, we consider the facts and circumstances surrounding the underlying issuer including, but not limited to, the following:

     -    Historic and implied volatility of the security;

     - Length of time and extent to which the fair value has been less than amortized cost;

     - Adverse conditions specifically related to the security or to specific conditions in an industry or geographic area;

     - Failure, if any, of the issuer of the security to make scheduled payments; and

     - Recoveries or additional declines in fair value subsequent to the balance sheet date.

In periods subsequent to the recognition of an OTTI, the AFS security is accounted for as if it had been purchased on the measurement date of the OTTI. Therefore, for the fixed maturity AFS security, the original discount or reduced premium is reflected in net investment income over the contractual term of the investment in a manner that produces a constant effective yield.

To determine recovery value of a corporate bond or ABS collateralized debt obligations ("CDOs"), we perform additional analysis related to the underlying issuer including, but not limited to, the following:

     - Fundamentals of the issuer to determine what we would recover if they were to file bankruptcy versus the price at which the market is trading;

     -    Fundamentals of the industry in which the issuer operates;

     - Earnings multiples for the given industry or sector of an industry that the underlying issuer operates within, divided by the outstanding debt to determine an expected recovery value of the security in the case of a liquidation;

     - Expected cash flows of the issuer (e.g., whether the issuer has cash flows in excess of what is required to fund its operations);

     -    Expectations regarding defaults and recovery rates;

     -    Changes to the rating of the security by a rating agency; and

     - Additional market information (e.g., if there has been a replacement of the corporate debt security).

Each quarter we review the cash flows for the MBS to determine whether or not they are sufficient to provide for the recovery of our amortized cost. We revise our cash flow projections only for those securities that are at most risk for impairment based on current credit enhancement and trends in the underlying collateral performance. To determine recovery value of a MBS, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

     - Discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover;

     - Level of creditworthiness of the home equity loans that back a collateralized mortgage obligations ("CMO"), residential mortgages that back a mortgage pass-through securities ("MPTS") or commercial mortgages that back a commercial MBS ("CMBS");

     - Susceptibility to fair value fluctuations for changes in the interest rate environment;

     - Susceptibility to reinvestment risks, in cases where market yields are lower than the securities' book yield earned;

     - Susceptibility to reinvestment risks, in cases where market yields are higher than the book yields earned on a security and our expectations of sale of such a security; and

     -    Susceptibility to variability of prepayments.

When evaluating MBS and mortgage-related ABS, we consider a number of pool-specific factors as well as market level factors when determining whether or not the impairment on the security is temporary or other-than-temporary. The most important factor is the performance of the underlying collateral in the security and the trends of that performance in the prior periods. We use this information about the collateral to forecast the timing and rate of mortgage loan defaults, including making projections for loans that are already delinquent and for those loans that are currently performing but may become delinquent in the future. Other factors used in this analysis include type of underlying collateral (e.g., prime, Alt-A or subprime), geographic distribution of underlying loans and timing of liquidations by state. Once default rates and timing assumptions are determined, we then make assumptions regarding the severity of a default if it were to occur. Factors that impact the severity assumption include expectations for future home price appreciation or depreciation, loan size, first lien versus second lien, existence of loan level private mortgage insurance, type of occupancy and geographic distribution of loans. Once default and severity assumptions are determined for the security in question, cash flows for the underlying collateral are projected including expected defaults and prepayments. These cash flows on the collateral are then translated to cash flows on our tranche based on the cash flow waterfall of the entire capital security structure. If this analysis indicates the entire principal on a particular security will not be returned, the security is reviewed for OTTI by comparing the expected cash flows to amortized cost. To the extent that the security has already been impaired or was purchased at a discount, such that the amortized cost of the security is less than or equal to the present value of cash flows expected to be collected, no impairment is required.

Otherwise, if the amortized cost of the security is greater than the present value of the cash flows expected to be collected, and the security was not purchased at a discount greater than the expected principal loss, then impairment is recognized.

We further monitor the cash flows of all of our AFS securities backed by pools on an ongoing basis. We also perform detailed analysis on all of our subprime, Alt-A, non-agency residential MBS and on a significant percentage of our AFS securities backed by pools of commercial mortgages. The detailed analysis includes revising projected cash flows by updating the cash flows for actual cash received and applying assumptions with respect to expected defaults, foreclosures and recoveries in the future. These revised projected cash flows are then compared to the amount of credit enhancement (subordination) in the structure to determine whether the amortized cost of the security is recoverable. If it is not recoverable, we record an impairment of the security.

TRADING SECURITIES

Trading securities consist of fixed maturity and equity securities in designated portfolios, some of which support modified coinsurance ("Modco") and coinsurance with funds withheld ("CFW") reinsurance arrangements. Investment results for the portfolios that support Modco and CFW reinsurance arrangements, including gains and losses from sales, are passed directly to the reinsurers pursuant to contractual terms of the reinsurance arrangements. Trading securities are carried at fair value and changes in fair value and changes in the fair value of embedded derivative liabilities associated with the underlying reinsurance arrangements, are recorded in realized gain (loss) on our Consolidated Statements of Income as they occur.

ALTERNATIVE INVESTMENTS

Alternative investments, which consist primarily of investments in Limited Partnerships ("LPs"), are included in other investments on our Consolidated Balance Sheets. We account for our investments in LPs using the equity method to determine the carrying value. Recognition of alternative investment income is delayed due to the availability of the related financial statements, which are generally obtained from the partnerships' general partners.

As a result, our venture capital, real estate and oil and gas portfolios are generally on a three-month delay and our hedge funds are on a one-month delay. In addition, the impact of audit adjustments related to completion of calendar-year financial statement audits of the investees are typically received during the second quarter of each calendar year. Accordingly, our investment income from alternative investments for any calendar year period may not include the complete impact of the change in the underlying net assets for the partnership for that calendar year period.

PAYABLES FOR COLLATERAL ON INVESTMENTS

When we enter into collateralized financing transactions on our investments, a liability is recorded equal to the cash collateral received. This liability is included within payables for collateral on investments on our Consolidated Balance Sheets. Income and expenses associated with these transactions are recorded as investment income and investment expenses within net investment income on our Consolidated Statements of Income. Changes in payables for collateral on investments are reflected within cash flows from investing activities on our Consolidated Statements of Cash Flows.

CREDIT-LINKED NOTES

We earn a spread between the coupon received on the credit-linked notes ("CLNs") and the interest credited on the funding agreements. Our CLNs were created using a special purpose trust that combines highly rated assets with credit default swaps to produce a multi-class structured security. The high quality assets in these transactions are AAA-rated ABS secured by a pool of credit card receivables. The credit default swaps in the underlying portfolios are actively managed by the investment manager for the pool of underlying issuers in each of the transactions, as permitted in the CLN agreements. The investment manager, from time to time, has directed substitutions of corporate names in the reference portfolio. When substituting corporate names, the issuing special purpose trust transacts with a third party to sell credit protection on a new issuer, selected by the investment manager. The cost to substitute the corporate names is based on market conditions and the liquidity of the corporate names. This new issuer will replace the issuer the investment manager has identified to remove from the pool of issuers. The substitution of corporate issuers does not revise the CLN agreement. The subordination and the participation in credit losses may change as a result of the substitution. The amount of the change is dependent upon the relative risk of the issuers removed and replaced in the pool of issuers.

Consistent with other debt market instruments, we are exposed to credit losses within the structure of the CLNs, which could result in principal losses to our investments. However, we have attempted to protect our investments from credit losses through the multi-tiered class structure of the CLN, which requires the subordinated classes of the investment pool to absorb all of the credit losses up to the current attachment point. LNL owns the mezzanine tranche of these investments.

Our evaluation of the CLNs for OTTI involves projecting defaults in the underlying collateral pool, making assumptions regarding severity and then comparing losses on the underlying collateral pool to the amount of subordination. We apply current published industry data of projected default rates to the underlying collateral pool to estimate the expected future losses. If expected losses were to exceed the attachment point, we may recognize an OTTI on the CLN. See Note 4 and Note 5 for additional discussion on our CLNs.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of valuation allowances. Interest income is accrued on the principal balance of the loan based on the loan's contractual interest rate. Premiums and discounts are amortized using the effective yield method over the life of the loan. Interest income and amortization of premiums and discounts are reported in net investment income on our Consolidated Statements of Income along with mortgage loan fees, which are recorded as they are incurred. Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement. When we determine that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated value. The loan's estimated value is based on: the present value of expected future cash flows discounted at the loan's effective interest rate, the loan's observable market price, or the fair value of the loan's collateral. Valuation allowances are maintained at a level we believe is adequate to absorb estimated probable credit losses. Our periodic evaluation of the adequacy of the allowance for losses is based on our past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. We do not accrue interest on impaired loans and loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income on our Consolidated Statements of Income when received, depending on the assessment of the collectibility of the loan. Mortgage loans deemed to be uncollectible are charged against the allowance for losses and subsequent recoveries, if any, are credited to the allowance for losses. All mortgage loans that are impaired have an established allowance for credit losses. Changes in valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Income.

POLICY LOANS

Policy loans represent loans we issue to contract holders that use the cash surrender value of their life insurance policy as collateral. Policy loans are carried at unpaid principal balances.

REAL ESTATE

Real estate includes both real estate held for the production of income and real estate held-for-sale. Real estate held for the production of income is carried at cost less accumulated depreciation. Depreciation is calculated on a straight-line basis over the estimated useful life of the asset. We periodically review properties held for the production of income for impairment. Properties whose carrying values are greater than their projected undiscounted cash flows are written down to estimated fair value, with impairment losses reported in realized gain (loss) on our Consolidated Statements of Income. The estimated fair value of real estate is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Real estate classified as held-for-sale is stated at the lower of depreciated cost or fair value less expected disposition costs at the time classified as held-for-sale. Real estate is not depreciated while it is classified as held-for-sale. Also, valuation allowances for losses are established, as appropriate, for real estate held-for-sale and any changes to the valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Income. Real estate acquired through foreclosure proceedings is recorded at fair value at the settlement date.

DERIVATIVE INSTRUMENTS

We hedge certain portions of our exposure to interest rate risk, foreign currency exchange risk, equity market risk and credit risk by entering into derivative transactions. All of our derivative instruments are recognized as either assets or liabilities on our Consolidated Balance Sheets at estimated fair value. We categorized derivatives into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique as discussed above in "Fair Value Hierarchy." The accounting for changes in the estimated fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship, and further, on the type of hedging relationship. For those derivative instruments that are designated and qualify as hedging instruments, we must designate the hedging instrument based upon the exposure being hedged: as a cash flow hedge, a fair value hedge or a hedge of a net investment in a foreign subsidiary.

For derivative instruments that are designated and qualify as a cash flow hedge, the effective portion of the gain or loss on the derivative instrument is reported as a component of accumulated OCI and reclassified into net income in the same period or periods during which the hedged transaction affects net income. The remaining gain or loss on the derivative instrument in excess of the cumulative change in the present value of designated future cash flows of the hedged item (hedge ineffectiveness), if any, is recognized in net income during the period of change. For derivative instruments not designated as hedging instruments but that are economic hedges, the gain or loss is recognized in net income within realized gain (loss) during the period of change.

We purchase and issue financial instruments and products that contain embedded derivative instruments. When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes. The embedded derivative, which is reported with the host instrument in the Consolidated Balance Sheets, is carried at fair value with changes in fair value reported in realized gain (loss) on our Consolidated Statements of Income. See Note 6 for additional discussion of our derivative instruments.

We employ several different methods for determining the fair value of our derivative instruments. The fair value of our derivative contracts are measured based on current settlement values, which are based on quoted market prices, industry standard models that are commercially available and broker quotes. These techniques project cash flows of the derivatives using current and implied future market conditions. We calculate the present value of the cash flows to measure the current fair market value of the derivative.

CASH AND CASH EQUIVALENTS

Cash and invested cash is carried at cost and includes all highly liquid debt instruments purchased with a maturity of three months or less.

DAC, VOBA, DSI AND DFEL

Commissions and other costs of acquiring universal life ("UL") insurance, variable universal life ("VUL") insurance, traditional life insurance, annuities and other investment contracts, which vary with and are related primarily to the production of new business, have been deferred (i.e., DAC) to the extent recoverable. VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date. Bonus credits and excess interest for dollar cost averaging contracts are considered DSI, and the unamortized balance is reported in other assets on our Consolidated Balance Sheets. Contract sales charges that are collected in the early years of an insurance contract are deferred (referred to as "DFEL"), and the unamortized balance is reported in other contract holder funds on our Consolidated Balance Sheets.

The methodology for determining the amortization of DAC, VOBA, DSI and DFEL varies by product type. For all insurance contracts, amortization is based on assumptions consistent with those used in the development of the underlying contract adjusted for emerging experience and expected trends. Both DAC and VOBA amortization is reported within underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income. DSI is expensed in interest credited on our Consolidated Statements of Income. The amortization of DFEL is reported within insurance fees on our Consolidated Statements of Income.

Acquisition costs for UL and VUL insurance and investment-type products, which include fixed and variable deferred annuities, are generally amortized over the lives of the policies in relation to the incidence of estimated gross profits ("EGPs") from surrender charges, investment, mortality net of reinsurance ceded and expense margins and actual realized gain (loss) on investments. Contract lives for UL and VUL policies are estimated to be 30 years, based on the expected lives of the contracts. Contract lives for fixed and variable deferred annuities are 14 to 20 years for the traditional, long surrender charge period products and 8 to 10 years for the more recent short-term or no surrender charge variable products. The front-end load annuity product has an assumed life of 25 years. Longer lives are assigned to those blocks that have demonstrated favorable lapse experience.

All traditional contracts, including traditional life insurance, which include individual whole life, group business and term life insurance contracts, are amortized over periods of 10 to 30 years on either a straight-line basis or as a level percent of premium of the related policies depending on the block of business. There is currently no DAC, VOBA, DSI or DFEL balance or related amortization for fixed and variable payout annuities.

The carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on debt securities classified as AFS and certain derivatives and embedded derivatives. Amortization expense of DAC, VOBA, DSI and DFEL reflects an assumption for an expected level of credit-related investment losses. When actual credit-related investment losses are realized, we recognize a true-up to our DAC, VOBA, DSI and DFEL amortization within realized gain (loss) on our Consolidated Statements of Income reflecting the incremental impact of actual versus expected credit-related investment losses. These actual to expected amortization adjustments can create volatility from period to period in realized gain (loss).

On a quarterly basis, we may record an adjustment to the amounts included within our Consolidated Balance Sheets for DAC, VOBA, DSI and DFEL with an offsetting benefit or charge to revenue or expense for the impact of the difference between future EGPs used in the prior quarter and the emergence of actual and updated future EGPs in the current quarter ("retrospective unlocking"). In addition, in the third quarter of each year, we conduct our annual comprehensive review of the assumptions and the projection models used for our estimates of future gross profits underlying the amortization of DAC, VOBA, DSI and DFEL and the calculations of the embedded derivatives and reserves for annuity and life insurance products with living benefit and death benefit guarantees. These assumptions include investment margins, mortality, retention, rider utilization and maintenance expenses (costs associated with maintaining records relating to insurance and individual and group annuity contracts and with the processing of premium collections, deposits, withdrawals and commissions). Based on our review, the cumulative balances of DAC, VOBA, DSI and DFEL, included on our Consolidated Balance Sheets, are adjusted with an offsetting benefit or charge to revenue or amortization expense to reflect such change ("prospective unlocking - assumption changes"). We may also identify and implement actuarial modeling refinements ("prospective unlocking - model refinements") that result in increases or decreases to the carrying values of DAC, VOBA, DSI, DFEL, embedded derivatives and reserves for annuity and life insurance products with living benefit and death benefit guarantees. The primary distinction between retrospective and prospective unlocking is that retrospective unlocking is driven by the difference between actual gross profits compared to EGPs each period, while prospective unlocking is driven by changes in assumptions or projection models related to our projections of future EGPs.

DAC, VOBA, DSI and DFEL are reviewed periodically to ensure that the unamortized portion does not exceed the expected recoverable amounts.

REINSURANCE

Our insurance companies enter into reinsurance agreements with other companies in the normal course of business. Assets and liabilities and premiums and benefits from certain reinsurance contracts that grant statutory surplus relief to other insurance companies are netted on our Consolidated Balance Sheets and Consolidated Statements of Income, respectively, because there is a right of offset explicit in the reinsurance agreements. All other reinsurance agreements are reported on a gross basis on our Consolidated Balance Sheets as an asset for amounts recoverable from reinsurers or as a component of other liabilities for amounts, such as premiums, owed to the reinsurers, with the exception of Modco agreements for which the right of offset also exists. Reinsurance premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums, benefits and DAC are reported net of insurance ceded.

GOODWILL

We recognize the excess of the purchase price, plus the fair value of any noncontrolling interest in the acquiree, over the fair value of identifiable net assets acquired as goodwill. Goodwill is not amortized, but is reviewed at least annually for indications of value impairment, with consideration given to financial performance and other relevant factors. In addition, certain events, including a significant adverse change in legal factors or the business climate, an adverse action or assessment by a regulator or unanticipated competition, would cause us to review the carrying amounts of goodwill for impairment. We are required to perform a two-step test in our evaluation of the carrying value of goodwill for impairment. In Step 1 of the evaluation, the fair value of each reporting unit is determined and compared to the carrying value of the reporting unit. If the fair value is greater than the carrying value, then the carrying value is deemed to be sufficient and Step 2 is not required. If the fair value estimate is less than the carrying value, it is an indicator that impairment may exist and Step 2 is required to be performed. In Step 2, the implied fair value of the reporting unit's goodwill is determined by assigning the reporting unit's fair value as determined in Step 1 to all of its net assets (recognized and unrecognized) as if the reporting unit had been acquired in a business combination at the date of the impairment test. If the implied fair value of the reporting unit's goodwill is lower than its carrying amount, goodwill is impaired and written down to its fair value, and a charge is reported in impairment of intangibles on our Consolidated Statements of Income.

SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS

Specifically identifiable intangible assets, net of accumulated amortization, are reported in other assets on our Consolidated Balance Sheets. The carrying values of specifically identifiable intangible assets are reviewed periodically for indicators of impairment in value, including unexpected or adverse changes in the following: the economic or competitive environments in which the Company operates; profitability analyses; cash flow analyses; and the fair value of the relevant business operation. If there was an indication of impairment, then the cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary and reported in impairment of intangibles on our Consolidated Statements of Income.

Sales force intangibles are attributable to the value of the distribution system acquired in the Insurance Solutions - Life Insurance segment. These assets are amortized on a straight-line basis over their useful life of 25 years.

Specifically identifiable intangible assets also include Federal Communications Commission ("FCC") licenses and other agreements reported within Other Operations. The FCC licenses are not amortized.

OTHER LONG-LIVED ASSETS

Property and equipment owned for company use is included in other assets on our Consolidated Balance Sheets and is carried at cost less allowances for depreciation. Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment.

We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable. For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value. The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset. An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held-for-use until they are disposed.

Long-lived assets to be sold are classified as held-for-sale and are no longer depreciated. Certain criteria have to be met in order for the long-lived asset to be classified as held-for-sale, including that a sale is probable and expected to occur within one year. Long-lived assets classified as held-for-sale are recorded at the lower of their carrying amount or fair value less cost to sell.

SEPARATE ACCOUNT ASSETS AND LIABILITIES

We maintain separate account assets, which are reported at fair value. The related liabilities are reported at an amount equivalent to the separate account assets. Investment risks associated with market value changes are borne by the contract holders, except to the extent of minimum guarantees made by the Company with respect to certain accounts. See Note 11 for additional information regarding arrangements with contractual guarantees.

We issue variable annuity contracts through our separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities). We also issue variable annuity and life contracts through separate accounts that include various types of guaranteed death benefit ("GDB"), guaranteed withdrawal benefit ("GWB") and guaranteed income benefit ("GIB") features. The GDB features include those where we contractually guarantee to the contract holder either: return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"); total deposits made to the contract less any partial withdrawals plus a minimum return ("minimum return"); or the highest contract value on any contract anniversary date through age 80 minus any payments or withdrawals following the contract anniversary ("anniversary contract value").

As discussed in Note 6, certain features of these guarantees are accounted for as embedded derivative reserves, whereas other guarantees are accounted for as benefit reserves. Other guarantees contain characteristics of both and are accounted for under an approach that calculates the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each guaranteed living benefit ("GLB") feature. We use derivative instruments to hedge our exposure to the risks and earnings volatility that result from the embedded derivatives for living benefits in certain of our variable annuity products. The change in fair value of these instruments tends to move in the opposite direction of the change in the value of the associated reserves. The net impact of these changes is reported as a component of realized gain (loss) on our Consolidated Statements of Income in a category referred to as GLBs.

The "market consistent scenarios" used in the determination of the fair value of the GWB liability are similar to those used by an investment bank to value derivatives for which the pricing is not transparent and the aftermarket is nonexistent or illiquid. In our calculation, risk-neutral Monte-Carlo simulations resulting in over 10 million scenarios are utilized to value the entire block of guarantees. The market consistent scenario assumptions, as of each valuation date, are those we view to be appropriate for a hypothetical market participant. The market consistent inputs include assumptions for the capital markets (e.g., implied volatilities, correlation among indices, risk-free swap curve, etc.), policyholder behavior (e.g., policy lapse, benefit utilization, mortality, etc.), risk margins, administrative expenses and a margin for profit. We believe these assumptions are consistent with those that would be used by a market participant; however, as the related markets develop we will continue to reassess our assumptions. It is possible that different valuation techniques and assumptions could produce a materially different estimate of fair value.

FUTURE CONTRACT BENEFITS AND OTHER CONTRACT HOLDER FUNDS

The liabilities for future contract benefits and claim reserves for UL and VUL insurance policies consist of contract account balances that accrue to the benefit of the contract holders, excluding surrender charges. The liabilities for future insurance contract benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of contract issue. Investment yield assumptions for traditional direct individual life reserves for all contracts range from 2.25% to 7.75% depending on the time of contract issue. The investment yield assumptions for immediate and deferred paid-up annuities range from 1.00% to 13.50%. These investment yield assumptions are intended to represent an estimation of the interest rate experience for the period that these contract benefits are payable.

The liabilities for future claim reserves for variable annuity products containing GDB features are calculated by estimating the present value of total expected benefit payments over the life of the contract divided by the present value of total expected assessments over the life of the contract ("benefit ratio") multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GDB payments plus interest. The change in the reserve for a period is the benefit ratio multiplied by the assessments recorded for the period less GDB claims paid in the period plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI.

With respect to our future contract benefits and other contract holder funds, we continually review: overall reserve position, reserving techniques and reinsurance arrangements. As experience develops and new information becomes known, liabilities are adjusted as deemed necessary. The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The business written or assumed by us includes participating life insurance contracts, under which the contract holder is entitled to share in the earnings of such contracts via receipt of dividends. The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations.

UL and VUL products with secondary guarantees represented approximately 41% of permanent life insurance in force as of December 31, 2009, and approximately 71% of sales for these products in 2009. Liabilities for the secondary guarantees on UL-type products are calculated by multiplying the benefit ratio by the cumulative assessments recorded from contract inception through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI. The accounting for secondary guarantee benefits impacts, and is impacted by, EGPs used to calculate amortization of DAC, VOBA, DFEL and DSI.

Future contract benefits on our Consolidated Balance Sheets include GLB features and remaining guaranteed interest and similar contracts that are carried at fair value, which represents approximate surrender value including an estimate for our nonperformance risk. Our LINCOLN SMARTSECURITY(R) Advantage GWB feature, GIB and 4LATER(R) features have elements of both insurance benefits and embedded derivatives. We weight these features and their associated reserves accordingly based on their hybrid nature. We classify these items in Level 3 within the hierarchy levels described above in "Fair Value Hierarchy."

The fair value of our indexed annuity contexts is based on their approximate surrender values.

BORROWED FUNDS

LNL's short-term borrowings are defined as borrowings with contractual or expected maturities of one year or less. Long-term borrowings have contractual or expected maturities greater than one year.

DEFERRED GAIN ON BUSINESS SOLD THROUGH REINSURANCE

Our reinsurance operations were acquired by Swiss Re Life & Health America, Inc. ("Swiss Re") in December 2001 through a series of indemnity reinsurance transactions. We are recognizing the gain related to these transactions at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years. In addition, for the deferred loss on the reinsurance ceded to LNBAR, we are recognizing it over 30 years.

COMMITMENTS AND CONTINGENCIES

Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable.

INSURANCE FEES

Insurance fees for investment and interest-sensitive life insurance contracts consist of asset-based fees, cost of insurance charges, percent of premium charges, contract administration charges and surrender charges that are assessed against contract holder account balances. Investment products consist primarily of individual and group variable and fixed deferred annuities. Interest-sensitive life insurance products include UL insurance, VUL insurance and other interest-sensitive life insurance policies. These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance.

In bifurcating the embedded derivative of our GLB features on our variable annuity products, we attribute to the embedded derivative the portion of total fees collected from the contract holder that relate to the GLB riders (the "attributed fees"), which are not reported within insurance fees on our Consolidated Statements of Income. These attributed fees represent the present value of future claims expected to be paid for the GLB at the inception of the contract plus a margin that a theoretical market participant would include for risk/profit and are reported within realized gain (loss) on our Consolidated Statements of Income.

The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees. Asset-based fees, cost of insurance and contract administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned. Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract by the contract holder in accordance with contractual terms.

For investment and interest-sensitive life insurance contracts, the amounts collected from contract holders are considered deposits and are not included in revenue.

INSURANCE PREMIUMS

Our insurance premiums for traditional life insurance and group insurance products are recognized as revenue when due from the contract holder. Our traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies. Our group non-medical insurance products consist primarily of term life, disability and dental.

NET INVESTMENT INCOME

Dividends and interest income, recorded in net investment income, are recognized when earned. Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield.

For ABS and MBS, included in the trading and AFS fixed maturity securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and a catch up adjustment is recorded in the current period. In addition, the new effective yield, which reflects anticipated future payments, is used prospectively. Any adjustments resulting from changes in effective yield are reflected in net investment income on our Consolidated Statements of Income.

REALIZED GAIN (LOSS)

Realized gain (loss) on our Consolidated Statements of Income includes realized gains and losses from the sale of investments, write-downs for other-than-temporary impairments of investments, derivative and embedded derivative gains and losses, gains and losses on the sale of subsidiaries and businesses and net gains and losses on reinsurance embedded derivative and trading securities. Realized gains and losses on the sale of investments are determined using the specific identification method. Realized gain (loss) is recognized in net income, net of associated amortization of DAC, VOBA, DSI and DFEL. Realized gain (loss) is also net of allocations of investment gains and losses to certain contract holders and certain funds withheld on reinsurance arrangements for which we have a contractual obligation.

OTHER REVENUES AND FEES

Other revenues and fees consists primarily of fees attributable to broker-dealer services recorded as earned at the time of sale, changes in the market value of our seed capital investments and communications sales recognized as earned, net of agency and representative commissions.

INTEREST CREDITED

Interest credited includes interest credited to contract holder account balances. Interest crediting rates associated with funds invested in our general account during 2007 through 2009 ranged from 3.00% to 9.00%.

BENEFITS

Benefits for UL and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances. Benefits also include the change in reserves for life insurance products with secondary guarantee benefits and annuity products with guaranteed death benefits. For traditional life, group health and disability income products, benefits are recognized when incurred in a manner consistent with the related premium recognition policies.

PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS

Pursuant to the accounting rules for our obligations to employees under our various pension and other postretirement benefit plans, we are required to make a number of assumptions to estimate related liabilities and expenses. We use assumptions for the weighted-average discount rate and expected return on plan assets to estimate pension expense. The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans. The expected long-term rate of return on plan assets is initially established at the beginning of the plan year based on historical and projected future rates of return and is the average rate of earnings expected on the funds invested or to be invested in the plan. The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate. See Note 18 for additional information.

STOCK-BASED COMPENSATION

In general, we expense the fair value of stock awards included in our incentive compensation plans. As of the date LNC's Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology, and the fair value of other stock awards is based upon the market value of the stock. The fair value of the awards is expensed over the service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder's equity. We classify certain stock awards as liabilities. For these awards, the settlement value is classified as a liability on our Consolidated Balance Sheets and the liability is marked-to-market through net income at the end of each reporting period. Stock-based compensation expense is reflected in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income. See Note 20 for additional information.

INTEREST AND DEBT EXPENSES

Interest expense on our short-term and long-term debt is recognized as due and any associated premiums, discounts, costs or hedges are amortized (accreted) over the term of the related borrowing utilizing the effective interest method.

INCOME TAXES

We have elected to file consolidated federal income tax returns with LNC and its subsidiaries. Pursuant to an intercompany tax sharing agreement with LNC, we provide for income taxes on a separate return filing basis. The tax sharing agreement also provides that we will receive benefit for net operating losses, capital losses and tax credits which are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax returns of LNC. Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to the extent required to reduce the deferred tax asset to an amount that we expect, more likely than not, will be realized. See Note 7 for additional information.

2. NEW ACCOUNTING STANDARDS

ADOPTION OF NEW ACCOUNTING STANDARDS

In June 2009, the FASB amended the current hierarchy of GAAP, and identified the FASB ASC as the single source of authoritative GAAP recognized by the FASB. Although the FASB ASC did not change current GAAP, it superseded all existing non-Securities and Exchange Commission ("SEC") accounting and reporting standards as of the effective date. The accounting guidance in the FASB ASC is organized by topical reference, with all the contents having the same level of authority. We adopted the FASB ASC as of September 30, 2009, and have revised all of the referencing of GAAP accounting standards in this filing to reflect the appropriate references in the new FASB ASC.

BUSINESS COMBINATIONS TOPIC

In December 2007, the FASB revised the accounting guidance related to the Business Combinations Topic of the FASB ASC. This revised accounting guidance retained the fundamental requirements for recognizing a business combination, but established revised principles and requirements for the acquirer in a business combination to measure and recognize the acquisition-date fair values of identifiable assets acquired, liabilities assumed and any noncontrolling interests in the acquiree. In addition, goodwill is measured as the excess of the consideration transferred, plus the fair value of any noncontrolling interest in the acquiree, in excess of the fair values of the identifiable net assets acquired. Any contingent consideration is recognized at the acquisition-date fair value, acquisition costs must be expensed in the period the costs are incurred and financial statement disclosures were enhanced to provide users with information to evaluate the nature and financial effects of the business combination. We adopted these revisions for acquisitions occurring after January 1, 2009. The adoption did not have a material impact on our consolidated financial condition or results of operations.

In April 2009, the FASB further amended the guidance in the Business Combinations Topic related to the recognition and measurement of contingencies acquired in a business combination. Contingent assets acquired and liabilities assumed (jointly referred to as "pre-acquisition contingencies") in a business combination are measured as of the acquisition-date fair value only if fair value can be determined during the measurement period. If the fair value cannot be determined during the measurement period, but information is available as of the end of the measurement period indicating the pre-acquisition contingency is both probable and can be reasonably estimated, then the pre-acquisition contingency is recognized as of the acquisition date based on the estimated amount. Subsequent to the acquisition date, the measurement of pre-acquisition contingencies is dependent on the nature of the contingency. We adopted these amendments for acquisitions occurring after January 1, 2009. The adoption did not have a material impact on our consolidated financial condition or results of operations.

COMPENSATION -- RETIREMENT BENEFITS TOPIC

In December 2008, the FASB amended the disclosure requirements for the Compensation - Retirement Benefits Topic of the FASB ASC, which requires enhanced disclosures regarding the plan assets of an employer's defined benefit pension or other postretirement benefit plans. The new disclosures include information regarding the investment allocation decisions made for plan assets, the fair value of each major category of plan assets disclosed separately for pension plans and other postretirement benefit plans and the inputs and valuation techniques used to measure the fair value of plan assets, including the level within the fair value hierarchy as defined by the Fair Value Measurements and Disclosures Topic of the FASB ASC. In addition, enhanced disclosures are required for fair value measurements of plan assets using Level 3 inputs. We adopted these amendments effective December 31, 2009, and have prospectively included the enhanced disclosures related to the applicable employee benefit plans in Note 18.

CONSOLIDATIONS TOPIC

In December 2007, the FASB amended the Consolidations Topic of the FASB ASC to establish accounting and reporting standards for noncontrolling interests, which represents the portion of equity in a subsidiary not attributable, directly or indirectly, to the parent. Noncontrolling interests must be identified, labeled and presented clearly on the face of the applicable consolidated financial statements, with amounts attributable to the parent and to the noncontrolling interest clearly identified. Changes in a parent's ownership interest while the parent retains its controlling financial interest must be consistently accounted for as an equity transaction. When a subsidiary is deconsolidated, any retained noncontrolling equity investment in the former subsidiary must be initially measured at fair value. The gain or loss on the deconsolidation of the subsidiary is measured using the fair value of any noncontrolling equity investment rather than the carrying amount of that retained investment. In addition, financial statement disclosures must clearly distinguish between the interests of the parent and the interests of the noncontrolling owners. We adopted these amendments effective January 1, 2009. The adoption did not have a material impact on our consolidated financial condition and results of operations.

DERIVATIVES AND HEDGING TOPIC

In March 2008, the FASB amended the Derivatives and Hedging Topic of the FASB ASC to expand the qualitative and quantitative disclosure requirements for derivative instruments and hedging activities to include how and why an entity uses derivative instruments; how derivative instruments and related hedged items are accounted for in accordance with the FASB ASC guidance; and how derivative instruments and related hedged items affect an entity's financial position, financial performance and cash flows. Quantitative disclosure requirements include a tabular format by primary underlying risk and accounting designation for the fair value amount, cross-referencing the location of derivative instruments in the financial statements, the amount and location of gains and losses in the financial statements for derivative instruments and related hedged items and disclosures regarding credit-risk-related contingent features in derivative instruments. These expanded disclosure requirements apply to all derivative instruments within the scope of the Derivatives and Hedging Topic of the FASB ASC, nonderivative hedging instruments and all hedged items designated and qualifying as hedges. We adopted these amendments effective January 1, 2009, and have prospectively included the enhanced disclosures related to our derivative instruments and hedging activities in Note 6.

In addition, in June 2008, the FASB amended the Derivatives and Hedging Topic regarding the evaluation of an instrument (or embedded feature) indexed to an entity's own stock. The amendments to the accounting guidance require a two-step process to determine whether an equity-linked instrument (or embedded feature) is indexed to an entity's own stock first by evaluating the instrument's contingent exercise provisions, if any, and second, by evaluating the instrument's settlement provisions. We adopted this amendment to the FASB ASC effective January 1, 2009, for all outstanding instruments as of that date. The adoption did not have a material impact on our consolidated financial condition and results of operations.

FAIR VALUE MEASUREMENTS AND DISCLOSURES TOPIC

In September 2006, the FASB updated the Fair Value Measurements and Disclosure Topic of the FASB ASC in order to establish a framework for measuring fair value under current accounting guidance that requires or permits fair value measurement, as well as to enhance disclosures about fair value measurements used by an entity. In the updated accounting guidance, the FASB retained the notion of an exchange price, but clarified that exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability (exit price) in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, rather than the price that would be paid to acquire the asset or receive a liability (entry price). Fair value measurement is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk, which would include the reporting entity's own credit risk. Inputs to the valuation techniques used to measure fair value were prioritized through a three-level fair value hierarchy defined as follows:

     - Level 1 - inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date. "Blockage discounts" for large holdings of unrestricted financial instruments where quoted prices are readily and regularly available for an identical asset or liability in an active market are prohibited;

     - Level 2 - inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and

     - Level 3 - inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability, we make estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment.

We have certain guaranteed benefit features within our annuity products that, prior to January 1, 2008, were recorded using fair value pricing, and we continue to measure these benefits using fair value pricing after the adoption of these updates to the Fair Value Measurements and Disclosures Topic, utilizing Level 3 inputs and some Level 2 inputs, which are reflective of the hypothetical market participant perspective for fair value measurement, including liquidity assumptions and assumptions regarding the Company's own credit or non-performance risk. In addition, disclosure requirements for annual and interim reporting were enhanced to focus on the inputs used to measure fair value, including those measurements using significant unobservable inputs and the effects of the measurements on earnings. See Notes 1 and 22 for additional information about our fair value disclosures for financial instruments.

We adopted the updates to the Fair Value Measurements and Disclosures Topic of the FASB ASC effective January 1, 2008, by recording increases (decreases) to the following categories (in millions) on our consolidated financial statements:

ASSETS
DAC                                                      $ (3)
VOBA                                                       (8)
Other assets -- DSI                                        (1)
                                                         ----
   Total assets                                          $(12)
                                                         ====

LIABILITIES
Future contract benefits:
   Remaining guaranteed interest and similar contracts   $(20)
Other liabilities -- income tax liabilities                 3
                                                         ----
      Total liabilities                                  $(17)
                                                         ====

REVENUES
Realized gain                                            $ 10
   Federal income tax                                       3
                                                         ----
      Increase to net income                             $  7
                                                         ====

See Note 1 for discussion of the methodologies and assumptions used to determine the fair value of our financial instruments carried at fair value.

In February 2007, the FASB amended the Fair Value Measurements and Disclosures Topic of the FASB ASC to allow an entity to make an irrevocable election, on specific election dates, to measure eligible items at fair value. If an entity elected the fair value option, unrealized gains and losses are recognized in earnings at each subsequent reporting date, and any upfront costs and fees related to the item are recognized in earnings as incurred. Effective January 1, 2008, we elected not to adopt the fair value option for any financial assets or liabilities that existed as of that date.

In April 2009, the FASB amended the Fair Value Measurements and Disclosures Topic to provide additional guidance and key considerations for estimating fair value when the volume and level of activity for an asset or liability has significantly decreased in relation to normal market activity, as well as additional guidance on circumstances that may indicate a transaction is not orderly. A change in a valuation technique resulting from the adoption of this amended guidance is accounted for as a change in accounting estimate in accordance with the FASB ASC. As permitted under the transition guidance, we elected to early adopt these amendments to the Fair Value Measurements and Disclosures Topic effective January 1, 2009. The adoption did not have a material impact on our consolidated financial condition or results of operations.

In August 2009, the FASB issued Accounting Standards Update ("ASU") No.
2009-05, "Measuring Liabilities at Fair Value" ("ASU 2009-05") to provide further guidance on the application of fair value measurement to liabilities. These amendments provide valuation techniques to be used when measuring the fair value of a liability when a quoted price in an active market is not available. In addition, these amendments indicate that an entity is not required to include a separate input or adjustment to other inputs related to a restriction that prevents the transfer of the liability and clarify when a quoted price for a liability would be considered a Level 1 input. We adopted the accounting guidance in ASU 2009-05 for the reporting period ending December 31, 2009. The adoption did not have a material impact on our consolidated financial condition and results of operations.

In September 2009, the FASB issued ASU No. 2009-12, "Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)" ("ASU 2009-12"), to permit the use of net asset value per share, without further adjustment, to estimate the fair value of investments in investment companies that do not have readily determinable fair values. The net asset value per share must be calculated in a manner consistent with the measurement principles of the Financial Services - Investment Companies Topic of the FASB ASC and can be used by investors in investments such as hedge funds, private equity funds, venture capital funds and real estate funds. If it is probable the investment will be sold for an amount other than net asset value, the investor is required to estimate the fair value of the investment. In addition, enhanced disclosures are required for all investments within the scope of this accounting update. We adopted the guidance in ASU 2009-12 as of and for the year ended December 31, 2009. The adoption did not have a material impact on our consolidated financial condition or results of operations

FINANCIAL SERVICES -- INSURANCE INDUSTRY TOPIC

In September 2005, the American Institute of Certified Public Accountants issued accounting guidance which amended the Financial Services - Insurance Industry Topic of the FASB ASC related to the accounting by insurance enterprises for DAC in connection with modifications or exchanges of insurance contracts. Contract modifications that result in a substantially unchanged contract are accounted for as a continuation of the replaced contract. Contract modifications that result in a substantially changed contract are accounted for as an extinguishment of the replaced contract. We adopted these amendments to the Financial Services - Insurance Industry Topic effective January 1, 2007, by recording decreases to total assets of $69 million, total liabilities of $28 million and retained earnings of $41 million on our Consolidated Balance Sheets. In addition, this adoption also resulted in an approximately $17 million increase to underwriting, acquisition, insurance and other expenses in our Consolidated Statements of Income for the year ended December 31, 2007, which was attributable to changes in DAC and VOBA deferrals and amortization.

In May 2008, the FASB updated the Financial Services - Insurance Industry Topic of the FASB ASC with accounting guidance applicable to financial guarantee insurance and reinsurance contracts not accounted for as derivative instruments. This accounting guidance changed current accounting practice related to the recognition and measurement of premium revenue and claim liabilities such that premium revenue recognition is linked to the amount of insurance protection and the period in which it is provided, and a claim liability is recognized when it is expected that a claim loss will exceed the unearned premium revenue. We do not hold any significant financial guarantee insurance and reinsurance contracts, and as such, the adoption of this amended accounting guidance on January 1, 2009, did not have a material impact on our consolidated financial condition and results of operations.

INCOME TAXES TOPIC

In June 2006, the FASB amended the Income Taxes Topic of the FASB ASC in order to provide a comprehensive model for how companies should recognize, measure, present and disclose in their financial statements uncertain tax positions taken or expected to be taken on a tax return. Companies are required to determine whether it is "more likely than not" that an individual tax position will be sustained upon examination by the appropriate taxing authority prior to any part of the benefit being recognized in the financial statements. We adopted the amendments to the Income Taxes Topic effective January 1, 2007, by recording an increase in the liability for unrecognized tax benefits of $14 million on our Consolidated Balance Sheets, offset by a reduction to the beginning balance of retained earnings.

INTANGIBLES -- GOODWILL AND OTHER TOPIC

In April 2008, the FASB amended the Intangibles - Goodwill and Other Topic of the FASB ASC related to the determination of the useful life of intangible assets. When developing renewal or extension assumptions in determining the useful life of recognized intangible assets, an entity must consider its own historical experience in renewing or extending similar arrangements. Absent the historical experience, an entity should use market participant assumptions consistent with the highest and best use of the asset. The amendments also require enhance financial statement disclosure regarding the extent to which expected future cash flows associated with the asset are affected by an entity's intent and/or ability to renew or extend an arrangement. We adopted these amendments effective January 1, 2009, and applied the guidance prospectively to recognized intangible assets acquired after the effective date and applied the disclosure requirements to all intangible assets recognized as of, and subsequent to, the effective date. The adoption did not have a material impact on our consolidated financial condition and results of operations.

INVESTMENTS -- DEBT AND EQUITY SECURITIES TOPIC

In April 2009, the FASB replaced the guidance in the Investments - Debt and Equity Securities Topic of the FASB ASC related to OTTI. Under this new accounting guidance, management's assertion that it has the intent and ability to hold an impaired debt security until recovery was replaced by the requirement for management to assert if it either has the intent to sell the debt security or if it is more likely than not the entity will be required to sell the debt security before recovery of its amortized cost basis. If management intends to sell the debt security or it is more likely than not the entity will be required to sell the debt security before recovery of its amortized cost basis, an OTTI shall be recognized in earnings equal to the entire difference between the debt security's amortized cost basis and its fair value as of the balance sheet date. After the recognition of an OTTI, the debt security is accounted for as if it had been purchased on the measurement date of the OTTI, with an amortized cost basis equal to the previous amortized cost basis less the OTTI recognized in earnings.

If management does not intend to sell the debt security and it is not more likely than not the entity will be required to sell the debt security before recovery of its amortized cost basis, but the present value of the cash flows expected to be collected is less than the amortized cost basis of the debt security (referred to as the credit loss), an OTTI is considered to have occurred. In this instance, the total OTTI must be bifurcated into the amount related to the credit loss, which is recognized in earnings, with the remaining amount of the total OTTI attributed to other factors (referred to as the noncredit portion) recognized as a separate component in OCI. After the recognition of an OTTI, the debt security is accounted for as if it had been purchased on the measurement date of the OTTI, with an amortized cost basis equal to the previous amortized cost basis less the OTTI recognized in earnings. In addition, the amendments to this topic expand and increase the frequency of existing disclosures about OTTI for debt and equity securities regarding expected cash flows, credit losses and the aging of securities with unrealized losses.

As permitted by the transition guidance, we early adopted these amendments to the Investments - Debt and Equity Securities Topic effective January 1, 2009, by recording an increase of $97 million to the opening balance of retained earnings with a corresponding decrease to accumulated OCI on our Consolidated Statements of Stockholder's Equity to reclassify the non-credit portion of previously other-than-temporarily impaired debt securities held as of January 1, 2009. The following summarizes the components (in millions) for this cumulative effect adjustment:

                                                   NET
                                   UNREALIZED   UNREALIZED
                                      OTTI         LOSS
                                     ON AFS       ON AFS
                                   SECURITIES   SECURITIES   TOTAL
                                   ----------   ----------   -----
Increase in amortized cost of
   fixed maturity AFS securities      $33          $152      $185
Change in DAC, VOBA,
   DSI, and DFEL                       (6)          (30)      (36)
Income tax                             (9)          (43)      (52)
                                      ---          ----      ----
   Net cumulative effect
      adjustment                      $18           $79      $ 97
                                      ===           ===      ====

The cumulative effect adjustment was calculated for all debt securities held as of January 1, 2009, for which an OTTI was previously recognized, and for which we did not intend to sell the security and it was not more likely than not that we would be required to sell the security before recovery of its amortized cost, by comparing the present value of cash flows expected to be received as of January 1, 2009, to the amortized cost basis of the debt securities. The discount rate used to calculate the present value of the cash flows expected to be collected was the rate for each respective debt security in effect before recognizing any OTTI. In addition, because the carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on fixed maturity AFS securities, we recognized a true-up to our DAC, VOBA, DSI and DFEL balances for this cumulative effect adjustment.

The following summarizes the increase to the amortized cost of our fixed maturity AFS securities (in millions) as of January 1, 2009, resulting from the recognition of the cumulative effect adjustment:

Corporate bonds                          $121
CMOs                                       62
CDOs                                        2
                                         ----
   Total fixed maturity AFS securities   $185
                                         ====

In addition, we include on the face of our Consolidated Statements of Income the total OTTI recognized in realized gain (loss), with an offset for the amount of noncredit impairments recognized in accumulated OCI. We disclose the amount of OTTI recognized in accumulated OCI in Note 15, and the enhanced disclosures related to OTTI are included in Note 5.

INVESTMENTS -- EQUITY METHOD AND JOINT VENTURES TOPIC

In November 2008, the FASB amended the Investments - Equity Method and Joint Ventures Topic of the FASB ASC to address the impact to the accounting for equity method investments resulting from recent amendments to the Business Combinations and Consolidations Topics. The amendments require the subsequent issuances of shares by the equity method investee, which may reduce the investor's ownership percentage, be accounted for as if the investor sold a proportionate share of the investment, with gain or loss recognized through earnings. We adopted the amendments on January 1, 2009, prospectively for all investments accounted for under the equity method. The adoption did not have a material impact on our consolidated financial condition and results of operations.

INVESTMENTS -- OTHER TOPIC

In January 2009, the FASB revised the Investments - Other Topic of the FASB ASC in order to eliminate the requirement for holders of beneficial interests to estimate cash flow using a market participant's assumptions regarding current information and events in determining the current fair value of the security. The revised accounting guidance requires the use of all available information relevant to the security, including information about past events, current conditions and reasonable and supportable forecasts. We adopted the revisions to the Investments - Other Topic as of December 31, 2008. The adoption did not have a material impact on our consolidated financial condition or results of operations.

SUBSEQUENT EVENTS TOPIC

In May 2009, the FASB updated the Subsequent Events Topic of the FASB ASC in order to establish standards of accounting for the disclosure of events that take place after the balance sheet date, but before the financial statements are issued. The effect of all subsequent events that existed as of the balance sheet date must be recognized in the financial statements. For those events that did not exist as of the balance sheet date, but arose after the balance sheet date and before the financial statements are issued, recognition is not required, but depending on the nature of the event, disclosure may be required in order to keep the financial statements from being misleading. On February 24, 2010, the FASB amended its guidance on subsequent events to remove the requirements to disclose the date through which an entity has evaluated subsequent events. This change alleviated potential conflicts with current SEC guidance.

TRANSFERS AND SERVICING TOPIC

In February 2008, the FASB updated the Transfers and Servicing Topic of the FASB ASC regarding transfers of financial assets and the guidance for when a repurchase financing should be considered a linked transaction. Under a repurchase financing transaction, the transferor and the transferee are not permitted to separately account for the transfer of a financial asset and a related repurchase financing unless the two transactions have a valid and distinct business or economic purpose for being entered into separately and the repurchase financing does not result in the initial transferor regaining control over the financial asset. In addition, an initial transfer of a financial asset and a repurchase financing entered into contemporaneously with, or in contemplation of, one another, must meet specific criteria in order to receive separate accounting treatment. We adopted this update effective January 1, 2009, and the adoption did not have a material impact on our consolidated financial condition and results of operations.

FUTURE ADOPTION OF NEW ACCOUNTING STANDARDS

CONSOLIDATIONS TOPIC

In June 2009, the FASB issued ASU No. 2009-17, "Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities" ("ASU 2009-17"), which amends the consolidation guidance related to VIEs. Primarily, the current quantitative analysis used under the Consolidations Topic of the FASB ASC will be eliminated and replaced with a qualitative approach that is focused on identifying the variable interest that has the power to direct the activities that most significantly impact the performance of the VIE and absorb losses or receive returns that could potentially be significant to the VIE. In addition, this new accounting standard will require an ongoing reassessment of the primary beneficiary of the VIE, rather than reassessing the primary beneficiary only upon the occurrence of certain pre-defined events. ASU 2009-17 will be effective as of the beginning of the annual reporting period that begins after November 15, 2009, and requires the reconsideration of all VIEs for consolidation in which an entity has a variable interest upon the effective date of these amendments.

In preparation for our adoption of ASU 2009-17 effective January 1, 2010, we are continuing to evaluate our involvement with entities we have determined are VIEs. Based on this evaluation, we may be required to consolidate the VIEs associated with our investment in CLNs. Upon the initial adoption of ASU 2009-17, if we consolidate the assets and liabilities of these VIEs, we have estimated the impact to be approximately $200 million, after-tax, which will be recorded as a cumulative effect adjustment to the beginning balance of retained earnings as of January 1, 2010. See Note 5 for more detail regarding our CLNs.

FAIR VALUE MEASUREMENTS AND DISCLOSURES TOPIC

In January 2010, the FASB issued ASU No. 2010-06, "Improving Disclosures about Fair Value Measurements" ("ASU 2010-06"), which primarily requires new disclosures related to the levels within the fair value hierarchy. An entity will be required to disclose significant transfers in and out of Levels 1 and 2 of the fair value hierarchy, and separately present information related to purchases, sales, issuances and settlements in the reconciliation of fair value measurements classified as Level 3. In addition, ASU 2010-06 will amend the fair value disclosure requirement for pension and postretirement benefit plan assets to require this disclosure at the investment class level. ASU 2010-06 will be effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures related to purchases, sales, issuances and settlements for Level 3 fair value measurements, which are effective for reporting periods beginning after December 15, 2010. We will include the disclosures as required by ASU 2010-06 in the notes to our consolidated financial statements effective January 1, 2010, except for the disclosures related to Level 3 fair value measurements, which we will include in the notes to our consolidated financial statements effective January 1, 2011.

TRANSFERS AND SERVICING TOPIC

In June 2009, the FASB issued ASU No. 2009-16, "Accounting for Transfers of Financial Assets" ("ASU 2009-16"), which will eliminate the concept of a qualifying special-purpose entity ("SPE") and will remove the scope exception for a qualifying SPE from the Consolidations Topic of the FASB ASC. As a result, previously unconsolidated qualifying SPEs must be reevaluated for consolidation by the sponsor or transferor. In addition, this accounting update amends the accounting guidance related to transfers of financial assets in order to address practice issues that have been highlighted by the events of the recent economic decline. ASU 2009-16 is effective as of the beginning of the annual reporting period that begins after November 15, 2009. The recognition and measurement provisions will be applied to transfers that occur on or after the effective date and all qualifying SPEs that exist on and after the effective date must be evaluated for consolidation. We will adopt the provisions of ASU 2009-16 effective January 1, 2010, and do not expect the adoption will have a material impact on our consolidated financial condition and results of operations.

3. FUNDS WITHHELD AGREEMENT, REINSURANCE ASSUMED, CAPITAL CONTRIBUTION, REINSURANCE CEDED AND DIVIDEND

FUNDS WITHHELD AGREEMENT WITH LINCOLN NATIONAL REINSURANCE COMPANY (BARBADOS) LIMITED ("LNBAR")

We completed a funds withheld transaction with LNBAR during the fourth quarter of 2009 whereby we acquired the hedging program for certain GLB variable annuity products with GWB and GIB features. This transaction resulted in the receipt of cash of $162 million, an increase to derivative investments of $790 million and an increase in funds withheld reinsurance liabilities of $952 million. For further information on our hedging program regarding this matter, see "Guaranteed Living Benefit Embedded Derivative Reserves" in Note 6.

REINSURANCE ASSUMED FROM FPP

We completed a reinsurance transaction during the fourth quarter of 2009 whereby we assumed a block of business from FPP, a wholly-owned subsidiary of LNC. The following summarizes the impact of this transaction (in millions) on our Consolidated Balance Sheets:

ASSETS
Deferred acquisition costs                          $48
Other assets                                         15
                                                    ---
   Total assets                                     $63
                                                    ===

LIABILITIES
Future contract benefits                            $15
Deferred gain on business sold through reinsurance   47
Other liabilities                                     1
                                                    ---
    Total liabilities                               $63
                                                    ===

CAPITAL CONTRIBUTION OF LFM

On May 7, 2009, LNC made a capital contribution to LNL that transferred ownership of LFM to LNL. The following summarizes the impact of this capital contribution (in millions):

                                                 CAPITAL
                                              CONTRIBUTION
                                                  VALUE
                                              ------------
Cash and invested cash                            $  1
Goodwill                                           174
Specifically identifiable intangible assets        168
Other assets                                        21
Short-term debt                                    (14)
Other liabilities                                  (70)
                                                  ----
   Total capital contribution of LFM              $280
                                                  ====

The caption capital contribution from LNC, in the accompanying Consolidated Statements of Stockholder's Equity, includes the $280 million capital contribution of LFM presented above.

REINSURANCE CEDED TO LNBAR

We completed a reinsurance transaction during the fourth quarter of 2008 whereby we ceded a block of business to LNBAR, a wholly-owned subsidiary of LNC, which resulted in the release of approximately $240 million of capital previously supporting a portion of statutory reserves related to our insurance products with secondary guarantees. The following summarizes the impact of this transaction (in millions) on our Consolidated Balance Sheets:

ASSETS
Deferred acquisition costs and value of
   business acquired                                 $(230)
Other assets                                          (130)
                                                     -----
      Total assets                                   $(360)
                                                     =====
LIABILITIES
Future contract benefits                             $(539)
Other contract holder funds                            (47)
Funds withheld reinsurance liabilities                 434
Deferred loss on business sold through reinsurance     (78)
Other liabilities                                     (130)
                                                     -----
   Total liabilities                                 $(360)
                                                     =====

DIVIDEND OF FPP

On May 3, 2007, LNL made a dividend to LNC that transferred ownership of our formerly wholly-owned subsidiary, FPP, to LNC. The following summarizes this dividend (in millions):

                                                     DIVIDENDED
                                                        VALUE
                                                     ----------
Investments                                           $ 1,809
Cash and invested cash                                     20
Deferred acquisition costs and value of
   business acquired                                      246
Premiums and fees receivable                                2
Accrued investment income                                  24
Reinsurance recoverables                                  669
Goodwill                                                    2
Future contract benefits                                 (705)
Other contract holder funds                            (1,509)
Other liabilities                                         (66)
                                                      -------
   Total dividend of FPP                              $   492
                                                      =======

The caption dividends declared, in the accompanying Consolidated Statements of Stockholder's Equity, includes the $492 million dividend of FPP presented above.

4. VARIABLE INTEREST ENTITIES

Our involvement with VIEs is primarily to invest in assets that allow us to gain exposure to a broadly diversified portfolio of asset classes. We have carefully analyzed each VIE to determine whether we are the primary beneficiary. Based on our analysis of the expected losses and residual returns of the VIEs in which we have a variable interest, we have concluded that there are no VIEs for which we are the primary beneficiary, and, as such, we have not consolidated the VIEs in our consolidated financial statements. However, for those VIEs in which we are not the primary beneficiary, but hold a variable interest, we recognize the fair value of our variable interest on our consolidated financial statements.

Information (in millions) included on our Consolidated Balance Sheets for those VIEs where we had significant variable interest and where we were a sponsor was as follows:

                          AS OF DECEMBER 31, 2009
                      -------------------------------
                                             MAXIMUM
                       TOTAL      TOTAL        LOSS
                      ASSETS   LIABILITIES   EXPOSURE
                      ------   -----------   --------
Credit-linked notes    $322        $--         $600

                           AS OF DECEMBER 31, 2008
                      -------------------------------
                                             MAXIMUM
                       TOTAL      TOTAL       LOSS
                      ASSETS   LIABILITIES   EXPOSURE
                      ------   -----------   --------
Credit-linked notes    $50         $--         $600

CREDIT-LINKED NOTES

We invested in two CLNs where the note holders do not have voting rights or decision-making capabilities. The entities that issued the CLNs are financed by the note holders, and, as such, the note holders participate in the expected losses and residual returns of the entities. Because the note holders' investment does not permit them to make decisions about the entities' activities that would have a significant effect on the success of the entities, we have determined that these entities are VIEs. As of December 31, 2009, we are not the primary beneficiary of the VIEs as the multi-tiered class structure of the CLNs requires the subordinated classes of the investment pool to absorb credit losses prior to our class of notes. As a result, we will not absorb the majority of the expected losses and the coupon we receive on the CLNs limits our participation in the residual returns. For information regarding our exposure to loss in our CLNs, see "Credit-Linked Notes" in Note 5.

5. INVESTMENTS

AFS SECURITIES

Pursuant to the Fair Value Measurements and Disclosures Topic of the FASB ASC, we have categorized AFS securities into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3), as described in Note 1, which also includes additional disclosures regarding our fair value measurements.

The amortized cost, gross unrealized gains, losses and OTTI and fair value of AFS securities (in millions) were as follows:

                                                          AS OF DECEMBER 31, 2009
                                             -----------------------------------------------
                                                              GROSS UNREALIZED
                                             AMORTIZED   -------------------------     FAIR
                                                COST      GAINS   LOSSES   OTTI(1)    VALUE
                                             ---------   ------   ------   -------   -------
FIXED MATURITY SECURITIES
Corporate bonds                              $43,046     $2,195   $1,084    $ 63     $44,094
U.S. Government bonds                            136         12       --      --         148
Foreign government bonds                         473         25        9      --         489
MBS:
   CMOs                                        5,819        246      289     149       5,627
   MPTS                                        2,874         61       26      --       2,909
   CMBS                                        2,332         46      330      --       2,048
ABS:
   CDOs                                          189         10       33       9         157
   CLNs                                          600         --      278      --         322
State and municipal bonds                      1,983         14       54      --       1,943
Hybrid and redeemable preferred securities     1,364         33      245      --       1,152
                                             -------     ------   ------    ----     -------
      Total fixed maturity securities         58,816      2,642    2,348     221      58,889
                                             -------     ------   ------    ----     -------
EQUITY SECURITIES
Banking securities                                25         --        1      --          24
Insurance securities                              44          2       --      --          46
Other financial services securities               22         12        6      --          28
Other securities                                  50          7       --      --          57
                                             -------     ------   ------    ----     -------
      Total equity securities                    141         21        7      --         155
                                             -------     ------   ------    ----     -------
         Total AFS securities                $58,957     $2,663   $2,355    $221     $59,044
                                             =======     ======   ======    ====     =======

----------
(1) This amount is comprised of the gross unrealized OTTI cumulative effect adjustment as discussed in Note 2 and the amount reflected on our Consolidated Statements of Income during the year ended December 31, 2009, adjusted for other changes, including but not limited to, sales of fixed maturity AFS securities.

                                                       AS OF DECEMBER 31, 2008
                                             -------------------------------------------
                                                            GROSS UNREALIZED
                                             AMORTIZED   ---------------------     FAIR
                                                COST     GAINS   LOSSES   OTTI    VALUE
                                             ---------   -----   ------   ----   -------
FIXED MATURITY SECURITIES
Corporate bonds                               $38,608     $608   $4,341    $--   $34,875
U.S. Government bonds                             158       36       --     --       194
Foreign government bonds                          509       33       48     --       494
MBS:
   CMOs                                         6,612      168      733     --     6,047
   MPTS                                         1,749       57       37     --     1,769
   CMBS                                         2,428        7      588     --     1,847
ABS:
   CDOs                                           255        6      102     --       159
   CLNs                                           600       --      550     --        50
State and municipal bonds                         118        2        2     --       118
Hybrid and redeemable preferred securities      1,521        6      591     --       936
                                              -------     ----   ------    ---   -------
      Total fixed maturity securities          52,558      923    6,992     --    46,489
                                              -------     ----   ------    ---   -------
EQUITY SECURITIES
Banking securities                                 34       --       20     --        14
Insurance securities                               71        1       20     --        52
Other financial services securities                28        4        7     --        25
Other securities                                   54        4       10     --        48
                                              -------     ----   ------    ---   -------
      Total equity securities                     187        9       57     --       139
                                              -------     ----   ------    ---   -------
         Total AFS securities                 $52,745     $932   $7,049    $--   $46,628
                                              =======     ====   ======    ===   =======

The amortized cost and fair value of fixed maturity AFS securities by contractual maturities (in millions) were as follows:

                                                    AS OF
                                              DECEMBER 31, 2009
                                             -------------------
                                             AMORTIZED    FAIR
                                                COST      VALUE
                                             ---------   -------
Due in one year or less                       $ 1,891    $ 1,923
Due after one year through five years          13,021     13,578
Due after five years through ten years         15,821     16,447
Due after ten years                            16,269     15,878
                                              -------    -------
   Subtotal                                    47,002     47,826
MBS                                            11,025     10,584
CDOs                                              189        157
CLNs                                              600        322
                                              -------    -------
      Total fixed maturity AFS securities     $58,816    $58,889
                                              =======    =======

Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

The fair value and gross unrealized losses, including the portion of OTTI recognized in OCI, of AFS securities (in millions), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

                                                                                   AS OF DECEMBER 31, 2009
                                                                ----------------------------------------------------------------
                                                                 LESS THAN OR EQUAL      GREATER THAN
                                                                  TO TWELVE MONTHS       TWELVE MONTHS            TOTAL
                                                                -------------------   -------------------   --------------------
                                                                           GROSS                 GROSS                   GROSS
                                                                         UNREALIZED            UNREALIZED             UNREALIZED
                                                                 FAIR    LOSSES AND    FAIR    LOSSES AND    FAIR     LOSSES AND
                                                                 VALUE      OTTI       VALUE      OTTI       VALUE       OTTI
                                                                ------   ----------   ------   ----------   -------   ----------
FIXED MATURITY SECURITIES
Corporate bonds                                                 $4,163      $221      $5,638     $  926     $ 9,801     $1,147
U.S. Government bonds                                                1        --           3         --           4         --
Foreign government bonds                                            30        --          46          9          76          9
MBS:
   CMOs                                                            382       151         870        287       1,252        438
   MPTS                                                          1,227        14          81         12       1,308         26
   CMBS                                                            152        13         619        317         771        330
ABS:
   CDOs                                                              9         6         127         36         136         42
   CLNs                                                             --        --         322        278         322        278
State and municipal bonds                                        1,190        45          53          9       1,243         54
Hybrid and redeemable preferred securities                         105         5         795        240         900        245
                                                                ------      ----      ------     ------     -------     ------
      Total fixed maturity securities                            7,259       455       8,554      2,114      15,813      2,569
                                                                ------      ----      ------     ------     -------     ------
EQUITY SECURITIES
Banking securities                                                   1         1          --         --           1          1
Insurance securities                                                 8        --          --         --           8         --
Other financial services securities                                  4         6          --         --           4          6
Other securities                                                     1        --          --         --           1         --
                                                                ------      ----      ------     ------     -------     ------
      Total equity securities                                       14         7          --         --          14          7
                                                                ------      ----      ------     ------     -------     ------
         Total AFS securities                                   $7,273      $462      $8,554     $2,114     $15,827     $2,576
                                                                ======      ====      ======     ======     =======     ======
Total number of AFS securities in an unrealized loss position                                                            1,696
                                                                                                                         =====

                                                                                     AS OF DECEMBER 31, 2008
                                                                -----------------------------------------------------------------
                                                                 LESS THAN OR EQUAL       GREATER THAN
                                                                  TO TWELVE MONTHS        TWELVE MONTHS              TOTAL
                                                                --------------------   -------------------   --------------------
                                                                             GROSS                GROSS                   GROSS
                                                                  FAIR    UNREALIZED    FAIR    UNREALIZED     FAIR    UNREALIZED
                                                                 VALUE      LOSSES      VALUE     LOSSES      VALUE      LOSSES
                                                                -------   ----------   ------   ----------   -------   ----------
FIXED MATURITY SECURITIES
Corporate bonds                                                 $18,373     $2,282     $5,692     $2,059     $24,065     $4,341
U.S. Government bonds                                                 3         --         --         --           3         --
Foreign government bonds                                            145         15         50         33         195         48
MBS:
   CMOs                                                             807        279        688        454       1,495        733
   MPTS                                                              95         25         51         12         146         37
   CMBS                                                           1,099        169        474        419       1,573        588
ABS:
   CDOs                                                              76         21         67         81         143        102
   CLNs                                                              --         --         50        550          50        550
State and municipal bonds                                            28          2          2         --          30          2
Hybrid and redeemable preferred securities                          448        261        406        330         854        591
                                                                -------     ------     ------     ------     -------     ------
      Total fixed maturity securities                            21,074      3,054      7,480      3,938      28,554      6,992
                                                                -------     ------     ------     ------     -------     ------
EQUITY SECURITIES
Banking securities                                                   14         20         --         --          14         20
Insurance securities                                                 30         20         --         --          30         20
Other financial services securities                                  16          7         --         --          16          7
Other securities                                                     22          9          2          1          24         10
                                                                -------     ------     ------     ------     -------     ------
      Total equity securities                                        82         56          2          1          84         57
                                                                -------     ------     ------     ------     -------     ------
         Total AFS securities                                   $21,156     $3,110     $7,482     $3,939     $28,638     $7,049
                                                                =======     ======     ======     ======     =======     ======
Total number of AFS securities in an unrealized loss position                                                             3,507
                                                                                                                         ======

The fair value, gross unrealized losses, the portion of OTTI recognized in OCI (in millions) and number of AFS securities where the fair value had declined and remained below amortized cost by greater than 20% were as follows:

                                                               AS OF DECEMBER 31, 2009
                                                      -----------------------------------------
                                                                GROSS UNREALIZED
                                                       FAIR     ----------------    NUMBER OF
                                                       VALUE     LOSSES   OTTI    SECURITIES(1)
                                                      ------     ------   ----    -------------
Less than six months                                  $  415     $  125   $  4          80
Six months or greater, but less than nine months         115         60     --          25
Nine months or greater, but less than twelve months      409        160     93          96
Twelve months or greater                               1,623      1,264    116         309
                                                      ------     ------   ----         ---
   Total AFS securities                               $2,562     $1,609   $213         510
                                                      ======     ======   ====         ===

                                                               AS OF DECEMBER 31, 2008
                                                      -----------------------------------------
                                                                GROSS UNREALIZED
                                                       FAIR     ----------------    NUMBER OF
                                                       VALUE     LOSSES   OTTI    SECURITIES(1)
                                                      ------     ------   ----    -------------
Less than six months                                  $  781     $  389    $--          159
Six months or greater, but less than nine months       1,141        536     --          206
Nine months or greater, but less than twelve months    1,552        785     --          223
Twelve months or greater                               4,027      3,509     --          785
                                                      ------     ------    ---        -----
   Total AFS securities                               $7,501     $5,219    $--        1,373
                                                      ======     ======    ===        =====

----------
(1) We may reflect a security in more than one aging category based on various purchase dates.

We regularly review our investment holdings for OTTI. Based upon this review, the cause of the $4.5 billion decrease in our gross AFS securities unrealized losses for the year ended December 31, 2009, was attributable primarily to increased liquidity in several market segments and improved credit fundamentals (i.e., market improvement and narrowing credit spreads), partially offset by the cumulative adjustment resulting from the adoption of new accounting guidance related to the recognition of OTTI, which resulted in the $152 million increase in amortized cost in AFS securities as discussed in Note 2. As discussed further below, we believe the unrealized loss position as of December 31, 2009, does not represent OTTI as we did not intend to sell these fixed maturity AFS securities, it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis, the estimated future cash flows were equal to or greater than the amortized cost basis of the debt securities or we had the ability and intent to hold the equity AFS securities for a period of time sufficient for recovery.

Based upon this evaluation as of December 31, 2009, management believed we had the ability to generate adequate amounts of cash from our normal operations (e.g., insurance premiums and fees and investment income) to meet cash requirements with a prudent margin of safety without requiring the sale of our temporarily-impaired securities.

As of December 31, 2009, the unrealized losses associated with our corporate bond securities were attributable primarily to loans backed by commercial loans and individual issuer companies. For our corporate bond securities with commercial loans as the underlying collateral, we evaluated the projected credit losses in the security and concluded that we had sufficient subordination or other credit enhancement when compared with our estimate of credit losses for the individual security and we expected to recover the entire amortized cost for each security. For individual issuers, we performed detailed analysis of the financial performance of the issuer and determined that we expected to recover the entire amortized cost for each security.

As of December 31, 2009, the unrealized losses associated with our MBS and ABS CDOs were attributable primarily to collateral losses and credit spreads. We assessed for credit impairment using a cash flow model as discussed above. The key assumptions included default rates, severities and prepayment rates. We estimated losses for a security by forecasting the underlying loans in each transaction. The forecasted loan performance was used to project cash flows to the various tranches in the structure, as applicable. Cash flow forecasts also considered, as applicable, independent industry analyst reports and forecasts, sector credit ratings and other independent market data. Based upon our assessment of the expected credit losses of the security given the performance of the underlying collateral compared to our subordination or other credit enhancement, we expected to recover the entire amortized cost basis of each security.

As of December 31, 2009, the unrealized losses associated with our hybrid and redeemable preferred securities were attributable primarily to wider credit spreads caused by illiquidity in the market and subordination within the capital structure as well as credit risk of specific issuers. For our hybrid and redeemable preferred securities, we evaluated the financial performance of the issuer based upon credit performance and investment ratings and determined we expected to recover the entire amortized cost of each security.

Changes in the amount of credit loss of OTTI recognized in net income where the portion related to other factors was recognized in OCI (in millions) on fixed maturity AFS securities were as follows:

                                                    FOR THE
                                                  YEAR ENDED
                                                 DECEMBER 31,
                                                     2009
                                                 ------------
Balance as of beginning-of-year                      $ --
   Cumulative effect from adoption of new
      accounting standard                              30
   Increases attributable to:
      Credit losses on securities for which an
         OTTI was not previously recognized           259
   Decreases attributable to:
      Securities sold                                 (29)
                                                     ----
         Balance as of end-of-year                   $260
                                                     ====

During the year ended December 31, 2009, we recorded credit losses on securities for which an OTTI was not previously recognized as we determined the cash flows expected to be collected would not be sufficient to recover the entire amortized cost basis of the security. The credit losses we recorded on securities for which an OTTI was not previously recognized were attributable primarily to one or a combination of the following reasons:

     -    Failure of the issuer of the security to make scheduled payments;

     -    Deterioration of creditworthiness of the issuer;

     -    Deterioration of conditions specifically related to the security;

     - Deterioration of fundamentals of the industry in which the issuer operates;

     - Deterioration of fundamentals in the economy including, but not limited to, higher unemployment and lower housing prices; and

     -    Deterioration of the rating of the security by a rating agency.

We recognize the OTTI attributed to the noncredit portion as a separate component in OCI referred to as unrealized OTTI on AFS securities.

TRADING SECURITIES

Trading securities at fair value (in millions) consisted of the following:

                                             AS OF DECEMBER 31,
                                             ------------------
                                                2009     2008
                                               ------   ------
FIXED MATURITY SECURITIES
Corporate bonds                                $1,641   $1,467
U.S. Government bonds                             370      414
Foreign government bonds                           29       38
MBS:
   MPTS                                            60       31
   CMOs                                           124      118
   CMBS                                            81       76
State and municipal bonds                          18       13
Hybrid and redeemable preferred securities         41       30
                                               ------   ------
      Total fixed maturity securities           2,364    2,187
Other equity securities                             2        2
                                               ------   ------
         Total trading securities              $2,366   $2,189
                                               ======   ======

The portion of the market adjustment for losses that relate to trading securities still held as of December 31, 2009, 2008 and 2007 was $126 million, $172 million and $8 million, respectively.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate principally involve commercial real estate. The commercial loans are geographically diversified throughout the U.S. with the largest concentrations in California and Texas, which accounted for approximately 29% and 30% of mortgage loans as of December 31, 2009 and 2008, respectively. The number of impaired mortgage loans and the carrying value of impaired mortgage loans (in millions) were as follows:

                                      AS OF DECEMBER 31,
                                      ------------------
                                          2009   2008
                                          ----   ----
Number of impaired mortgage loans            2     --
                                          ====    ===
Impaired mortgage loans                   $ 22    $--
Valuation allowance associated with
   impaired mortgage loans                  (8)    --
                                          ----    ---
   Carrying value of impaired
      mortgage loans                      $ 14    $--
                                          ====    ===

The average carrying value and associated interest income on the impaired mortgage loans (in millions) is as follows:

                                FOR THE YEARS ENDED
                                    DECEMBER 31,
                                -------------------
                                 2009   2008   2007
                                 ----   ----   ----
Average carrying value for
   impaired loans                 $ 8   $--     $11
Interest income recognized on
   impaired mortgage loans         --    --       1
Amount of interest income
   collected on impaired
   mortgage loans                  --    --       1

ALTERNATIVE INVESTMENTS

As of December 31, 2009 and 2008, alternative investments included investments in approximately 99 and 102 different partnerships, respectively, and the portfolio represented less than 1% and 1% of our overall invested assets, respectively.

NET INVESTMENT INCOME

The major categories of net investment income (in millions) on our Consolidated Statements of Income were as follows:

                                 FOR THE YEARS ENDED
                                    DECEMBER 31,
                              ------------------------
                               2009     2008     2007
                              ------   ------   ------
NET INVESTMENT INCOME
Fixed maturity AFS
   securities                 $3,373   $3,236   $3,264
Equity AFS securities              7        8       19
Trading securities               148      154      163
Mortgage loans on
   real estate                   451      473      491
Real estate                       17       20       41
Standby real estate equity
   commitments                     1        3       12
Policy loans                     169      177      172
Invested cash                      8       45       78
Alternative investments          (54)     (34)     102
Consent fees                       5        5       10
Other investments                  8       --        7
                              ------   ------   ------
   Investment income           4,133    4,087    4,359
Investment expense              (127)    (112)    (178)
                              ------   ------   ------
      Net investment income   $4,006   $3,975   $4,181
                              ======   ======   ======

REALIZED LOSS RELATED TO INVESTMENTS

The detail of the realized loss related to investments (in millions) was as follows:

                                     FOR THE YEARS ENDED
                                         DECEMBER 31,
                                   -----------------------
                                    2009     2008     2007
                                   -----   -------   -----
Fixed maturity AFS securities:
   Gross gains                     $ 154   $    49   $ 120
   Gross losses                     (687)   (1,059)   (176)
Equity AFS securities:
   Gross gains                         5         1       3
   Gross losses                      (27)      (33)   (111)
Gain (loss) on other
   investments                      (100)       31      22
Associated amortization
   expense of DAC, VOBA, DSI
   and DFEL and changes in
   other contract holder funds
   and funds withheld
   reinsurance liabilities           157       244      29
                                   -----   -------   -----
      Total realized loss on
         investments, excluding
         trading securities         (498)     (767)   (113)
      Loss on certain derivative
         instruments                 (35)      (83)     (2)
      Associated amortization
         expense of DAC, VOBA,
         DSI and DFEL and
         changes in other
         contract holder funds        --        --       1
                                   -----   -------   -----
         Total realized loss on
            investments and
            certain derivative
            instruments,
            excluding trading
            securities             $(533)  $  (850)  $(114)
                                   =====   =======   =====

Details underlying write-downs taken as a result of OTTI (in millions) that was recognized in net income and included in realized loss on AFS securities above, and the portion of OTTI recognized in OCI (in millions) were as follows:

                                   FOR THE YEARS ENDED
                                      DECEMBER 31,
                                  --------------------
                                   2009    2008   2007
                                  -----   -----   ----
OTTI RECOGNIZED IN
   NET INCOME
Fixed maturity securities:
   Corporate bonds                $ 209   $ 527   $119
   Foreign government bonds          --      --      1
   MBS:
      CMOs                          237     289     17
      CMBS                           --       1      2
   ABS:
      CDOs                           39       1      7
   Hybrid and redeemable
      preferred securities           67      50     --
                                  -----   -----   ----
      Total fixed maturity
         securities                 552     868    146
                                  -----   -----   ----
Equity securities:
   Banking securities                10      --     --
   Insurance securities               8       1     --
   Other financial services
      securities                      3      24    111
   Other securities                   6       7     --
                                  -----   -----   ----
      Total equity securities        27      32    111
                                  -----   -----   ----
         Gross OTTI recognized
            in net income           579     900    257
         Associated amortization
            expense of DAC,
            VOBA, DSI and
            DFEL                   (198)   (218)    --
                                  -----   -----   ----
            Net OTTI recognized
               in net income,
               pre-tax            $ 381   $ 682   $257
                                  =====   =====   ====
PORTION OF OTTI
   RECOGNIZED IN OCI
Gross OTTI recognized in OCI      $ 339   $  --   $ --
Associated amortization
   expense of DAC, VOBA,
   DSI and DFEL                     (77)     --     --
                                  -----   -----   ----
   Net portion of OTTI
      recognized in OCI, pre-tax  $ 262   $  --   $ --
                                  =====   =====   ====

DETERMINATION OF CREDIT LOSSES ON CORPORATE BONDS AND ABS CDOS

As of December 31, 2009, we reviewed our corporate bond and ABS CDO portfolios for potential shortfall in contractual principal and interest based on numerous subjective and objective inputs. The factors used to determine the amount of credit loss for each individual security, include, but are not limited to, near term risk, substantial discrepancy between book and market value, sector or company-specific volatility, negative operating trends and trading levels wider than peers.

DETERMINATION OF CREDIT LOSSES ON MBS

As of December 31, 2009, default rates were projected by considering underlying MBS loan performance and collateral type. Projected default rates on existing delinquencies vary between 25% to 100% depending on loan type and severity of delinquency status. In addition, we estimate the potential contributions of currently performing loans that may become delinquent in the future based on the change in delinquencies and loan liquidations experienced in the recent history. Finally, we develop a default rate timing curve by aggregating the defaults for all loans (delinquent loans, foreclosure and real estate owned and new delinquencies from currently performing loans) in the pool to project the future expected cash flows.

We use certain available loan characteristics such as lien status, loan sizes and occupancy to estimate the loss severity of loans. Second lien loans are assigned 100% severity, if defaulted. For first lien loans, we assume a minimum of 30% loan severity with higher severity assumed for investor properties and further housing price depreciation.

PAYABLES FOR COLLATERAL ON INVESTMENTS

The carrying values of the payables for collateral on investments (in millions) and the fair value of the related investments included on our Consolidated Balance Sheets consisted of the following:

                                                                                             AS OF DECEMBER 31,
                                                                                    ------------------------------------
                                                                                           2009               2008
                                                                                    -----------------   ----------------
                                                                                    CARRYING    FAIR    CARRYING    FAIR
                                                                                      VALUE     VALUE     VALUE    VALUE
                                                                                    --------   ------   --------   -----
Collateral payable held for derivative investments(1)                                $  634    $  634     $(17)     $(17)
Securities pledged under securities lending agreements(2)                               501       479      427       410
Securities pledged under reverse repurchase agreements(3)                               344       359      470       496
Securities pledged for Treasury Asset-Backed Securities Loan Facility ("TALF")(4)       345       386       --        --
Securities pledged for Federal Home Loan Bank of Indianapolis Securities
   ("FHLBI")(5)                                                                         100       111       --        --
                                                                                     ------    ------     ----      ----
   Total payables for collateral on investments                                      $1,924    $1,969     $880      $889
                                                                                     ======    ======     ====      ====

----------
(1) We obtain collateral based upon contractual provisions with our counterparties. These agreements take into consideration the counterparties' credit rating as compared to ours, the fair value of the derivative investments and specified thresholds that once exceeded result in the receipt of cash that is typically invested in cash and invested cash. See Note 6 for details about maximum collateral potentially required to post on our credit default swaps.

(2) Our pledged securities under securities lending agreements are included in fixed maturity AFS securities on our Consolidated Balance Sheets. We generally obtain collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. We value collateral daily and obtain additional collateral when deemed appropriate. The cash received in our securities lending program is typically invested in cash and invested cash or fixed maturity AFS securities.

(3) Our pledged securities under reverse repurchase agreements are included in fixed maturity AFS securities on our Consolidated Balance Sheets. We obtain collateral in an amount equal to 95% of the fair value of the securities, and our agreements with third parities contain contractual provisions to allow for additional collateral to be obtained when necessary. The cash received in our reverse repurchase program is typically invested in fixed maturity AFS securities.

(4) Our pledged securities for TALF are included in fixed maturity AFS securities on our Consolidated Balance Sheets. We obtain collateral in an amount that has typically averaged 90% of the fair value of the TALF securities. The cash received in these transactions is invested in fixed maturity AFS securities.

(5) Our pledged securities for FHLBI are included in fixed maturity AFS securities on our Consolidated Balance Sheets. We generally obtain collateral in an amount equal to 85% to 95% of the fair value of the FHLBI securities. The cash received in these transactions is typically invested in cash and invested cash or fixed maturity AFS securities.

Increase (decrease) in payables for collateral on investments (in millions) included on our Consolidated Statements of Cash Flows consisted of the following:

                                     FOR THE YEARS ENDED
                                         DECEMBER 31,
                                   ----------------------
                                    2009     2008    2007
                                   ------   -----   -----
Collateral payable held for
   derivative investments          $  651   $ (17)  $  --
Securities pledged under
   securities lending
   agreements                          74    (228)   (369)
Securities pledged under
   reverse repurchase
   agreements                        (126)    (10)     --
Securities pledged
   for TALF                           345      --      --
Securities pledged for FHLBI          100      --      --
                                   ------   -----   -----
   Total increase (decrease) in
      payables for collateral on
      investments                  $1,044   $(255)  $(369)
                                   ======   =====   =====

INVESTMENT COMMITMENTS

As of December 31, 2009, our investment commitments for fixed maturity AFS securities (primarily private placements), limited partnerships, real estate and mortgage loans on real estate were $786 million, which included $381 million of limited partnerships, $220 million of standby commitments to purchase real estate upon completion and leasing and $182 million of private placements.

CONCENTRATIONS OF FINANCIAL INSTRUMENTS

As of December 31, 2009 and 2008, our most significant investment in one issuer was our investment securities issued by the Federal Home Loan Mortgage Corporation with a fair value of $4.5 billion and $3.3 billion, or 6% and 5% of our invested assets portfolio totaling $73.1 billion and $60.2 billion, respectively. As of December 31, 2009 and 2008, our most significant investment in one industry was our investment securities in the CMO industry with a fair value of $6.6 billion and $6.5 billion, or 9% and 11% of the invested assets portfolio, respectively. We utilized the industry classifications to obtain the concentration of financial instruments amount, as such, this amount will not agree to the AFS securities table above.

CREDIT-LINKED NOTES

As of December 31, 2009 and 2008, respectively, other contract holder funds on our Consolidated Balance Sheets included $600 million outstanding in funding agreements. We invested the proceeds of $600 million received for issuing two funding agreements in 2006 and 2007 into two separate CLNs originated by a third party company. The CLNs are included in fixed maturity AFS securities on our Consolidated Balance Sheets.

To date, there has been one default in the underlying collateral pool of the $400 million CLN and two defaults in the underlying collateral pool of the $200 million CLN. There has been no event of default on the CLNs themselves. Based upon our analysis, the remaining subordination as represented by the attachment point should be sufficient to absorb future credit losses, subject to changing market conditions. Similar to other debt market instruments, our maximum principal loss is limited to our original investment of $600 million as of December 31, 2009.

During the year ended December 31, 2009, as in the general markets, spreads on these transactions have tightened, reducing unrealized losses. We had unrealized losses of $278 million on the $600 million in CLNs and $550 million on the $600 million in CLNs as of December 31, 2009 and 2008, respectively. As described more fully in the realized loss related to investments section above, we regularly review our investment holdings for OTTI. Based upon this review, we believe that these securities were not OTTI as of December 31, 2009 and 2008, respectively. The following summarizes the fair value to amortized cost ratio of the CLNs:


                                  AS OF      AS OF DECEMBER 31,
                               JANUARY 31,   ------------------
                                  2010           2009   2008
                               -----------       ----   ----
Fair value to amortized
   cost ratio                      52%            54%    8%

The following summarizes information regarding our investments in these securities (dollars in millions) as of December 31, 2009:

                               AMOUNT AND DATE OF ISSUANCE
                               ---------------------------
                                     $400          $200
                                DECEMBER 2006   APRIL 2007
                                -------------   ----------
Amortized cost                    $     400      $    200
Fair value                              209           113
Original attachment point
   (subordination)                     5.50%         2.05%
Current attachment point
   (subordination)                     4.78%         1.48%
Maturity                           12/20/16       3/20/17
Current rating of tranche               B-            Ba3
Current rating of underlying
   collateral pool                 Aa1-Caa2        Aaa-B1
Number of entities                      124            99
Number of countries                      19            23

The following summarizes the exposure of the CLNs' underlying collateral by industry and rating as of December 31, 2009:

                                     AAA    AA      A     BBB    BB    B     CC   TOTAL
                                     ---   ----   ----   ----   ---   ---   ---   -----
INDUSTRY
Financial intermediaries             0.4%   3.5%   7.2%   0.5%  0.0%  0.0%  0.0%   11.6%
Telecommunications                   0.0%   0.0%   5.9%   4.0%  1.1%  0.0%  0.0%   11.0%
Oil and gas                          0.0%   1.4%   1.2%   4.9%  0.0%  0.0%  0.0%    7.5%
Utilities                            0.0%   0.0%   2.4%   2.1%  0.0%  0.0%  0.0%    4.5%
Chemicals and plastics               0.0%   0.0%   2.3%   1.6%  0.0%  0.0%  0.0%    3.9%
Drugs                                0.3%   2.5%   0.9%   0.0%  0.0%  0.0%  0.0%    3.7%
Retailers (except food & drug)       0.0%   0.0%   0.7%   1.8%  1.1%  0.0%  0.0%    3.6%
Industrial equipment                 0.0%   0.0%   2.9%   0.3%  0.0%  0.0%  0.0%    3.2%
Sovereign                            0.0%   0.3%   1.6%   1.4%  0.0%  0.0%  0.0%    3.3%
Property and Casualty Insurance      0.0%   0.0%   1.6%   1.1%  0.0%  0.0%  0.5%    3.2%
Forest products                      0.0%   0.0%   0.0%   1.6%  1.4%  0.0%  0.0%    3.0%
Other Industry < 3% (28 Industries)  0.9%   2.8%  15.6%  17.1%  3.4%  1.7%  0.0%   41.5%
                                     ---   ----   ----   ----   ---   ---   ---   -----
   Total by industry                 1.6%  10.5%  42.3%  36.4%  7.0%  1.7%  0.5%  100.0%
                                     ===   ====   ====   ====   ===   ===   ===   =====

6. DERIVATIVE INSTRUMENTS

TYPES OF DERIVATIVE INSTRUMENTS AND DERIVATIVE STRATEGIES

We maintain an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk, basis risk, equity market risk and credit risk. We assess these risks by continually identifying and monitoring changes in interest rate exposure, foreign currency exposure, equity market exposure and credit exposure that may adversely impact expected future cash flows and by evaluating hedging opportunities. Derivative instruments that are used as part of our interest rate risk management strategy include interest rate swap agreements, interest rate futures and interest rate cap agreements. Derivative instruments that are used as part of our foreign currency risk management strategy include foreign currency swaps, currency futures and foreign currency forwards. Call options based on LNC stock, call options based on the Standard & Poor's ("S&P") 500 Index(R) ("S&P 500"), variance swaps, put options and equity futures are used as part of our equity market risk management strategy. We also use credit default swaps as part of our credit risk management strategy.

We evaluate and recognize our derivative instruments in accordance with the Derivatives and Hedging Topic of the FASB ASC. As of December 31, 2009, we had derivative instruments that were designated and qualifying as cash flow hedges. We also had embedded derivatives that did not qualify as hedging instruments and derivative instruments that were economic hedges, but were not designed to meet the requirements to be accounted for as a hedge. See Note 1 for a detailed discussion of the accounting treatment for derivative instruments.

Our derivative instruments are monitored by LNC's Asset Liability Management Committee and LNC's Equity Risk Management Committee as part of those committees' oversight of our derivative activities. These committees are responsible for implementing various hedging strategies that are developed through their analysis of financial simulation models and other internal and industry sources. The resulting hedging strategies are incorporated into our overall risk management strategies.

We use a hedging strategy designed to mitigate the risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with living benefit guarantees offered in our variable annuity products, including the LINCOLN SMARTSECURITY(R) Advantage GWB feature, the 4LATER(R) Advantage GIB feature and the I4LIFE(R) Advantage GIB feature. See "Guaranteed Living Benefit Embedded Derivative Reserves" below for further details.

See Note 22 for disclosures required by the Fair Value Measurements and Disclosures Topic of the FASB ASC.

We have derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the credit exposure. Outstanding derivative instruments with off-balance-sheet risks (in millions) were as follows:

                                                                          AS OF DECEMBER 31, 2009
                                                        --------------------------------------------------------
                                                                                                   (LIABILITY)
                                                                                 ASSET CARRYING     CARRYING
                                                           NUMBER                 OR FAIR VALUE   OR FAIR VALUE
                                                            OF        NOTIONAL   --------------   --------------
                                                        INSTRUMENTS    AMOUNTS    GAIN     LOSS   GAIN     LOSS
                                                        -----------   --------   ------   -----   ----   -------
DERIVATIVE INSTRUMENTS DESIGNATED AND
   QUALIFYING AS HEDGING INSTRUMENTS
Cash flow hedges:
   Interest rate swap agreements(1)                            85      $   620   $   24   $ (45)  $ --   $    --
   Foreign currency swaps(1)                                   13          340       33     (19)    --        --
                                                          -------      -------   ------   -----   ----   -------
      Total derivative instruments designated and
         qualifying as hedging instruments                     98          960       57     (64)    --        --
                                                          -------      -------   ------   -----   ----   -------
DERIVATIVE INSTRUMENTS NOT DESIGNATED AND
   NOT QUALIFYING AS HEDGING INSTRUMENTS
Interest rate cap agreements (1)                               20        1,000       --      --     --        --
Interest rate futures (1)                                  19,073        2,333       --      --     --        --
Equity futures (1)                                         21,149        1,147       --      --     --        --
Interest rate swap agreements (1)                              81        6,232       63    (349)    --        --
Foreign currency forwards (1)                                  17        1,035       12     (91)    --        --
Credit default swaps (2)                                       14          220       --      --     --       (65)
Put options (1)                                               114        4,093      935      --     --        --
Call options (based on LNC stock) (1)                           1            9       --      --     --        --
Call options (based on S&P 500) (1)                           559        3,440      215      --     --        --
Variance swaps (1)                                             36           26       66     (22)    --        --
Currency futures (1)                                        3,664          505       --      --     --        --
Embedded derivatives:
   Deferred compensation plans (2)                              6           --       --      --     --      (314)
   Indexed annuity contracts (3)                          108,119           --       --      --     --      (419)
   GLB embedded derivative reserves (3)                   261,309           --       --      --    308      (984)
   Reinsurance related embedded derivatives (4)                --           --      139      --     --        --
   AFS securities embedded derivatives (1)                      2           --       19      --     --        --
                                                          -------      -------   ------   -----   ----   -------
      Total derivative instruments not designated and
         not qualifying as hedging instruments            414,164       20,040    1,449    (462)   308    (1,782)
                                                          -------      -------   ------   -----   ----   -------
            Total derivative instruments                  414,262      $21,000   $1,506   $(526)  $308   $(1,782)
                                                          =======      =======   ======   =====   ====   =======

                                                                         AS OF DECEMBER 31, 2008
                                                        --------------------------------------------------------
                                                                                                   (LIABILITY)
                                                                                 ASSET CARRYING     CARRYING
                                                           NUMBER                 OR FAIR VALUE   OR FAIR VALUE
                                                             OF       NOTIONAL   --------------   --------------
                                                        INSTRUMENTS    AMOUNTS    GAIN    LOSS    GAIN     LOSS
                                                        -----------   --------    ----   -----    ----   -------
DERIVATIVE INSTRUMENTS DESIGNATED AND
   QUALIFYING AS HEDGING INSTRUMENTS
Cash flow hedges:
   Interest rate swap agreements(1)                           106      $  780     $ 70   $(121)   $ --   $    --
   Foreign currency swaps(1)                                   14         366       68      (3)     --        --
                                                          -------      ------     ----   -----    ----   -------
      Total derivative instruments designated and
         qualifying as hedging instruments                    120       1,146      138    (124)     --        --
                                                          -------      ------     ----   -----    ----   -------
DERIVATIVE INSTRUMENTS NOT DESIGNATED AND
   NOT QUALIFYING AS HEDGING INSTRUMENTS
Interest rate cap agreements(1)                                44       2,200       --      --      --        --
Credit default swaps(2)                                        11         149       --      --      --       (51)
Call options (based on LNC stock)(1)                            2          18       --      --      --        --
Call options (based on S&P 500)(1)                            553       2,951       31      --      --        --
Embedded derivatives:
   Deferred compensation plans(2)                               7          --       --      --      --      (223)
   Indexed annuity contracts(3)                            80,809          --       --      --      --      (252)
   GLB embedded derivative reserves(3)                    215,597          --       --      --     517    (3,421)
   Reinsurance related embedded derivatives(4)                 --          --      167      --      --        --
   AFS securities embedded derivatives(1)                       3          --       15      --      --        --
                                                          -------      ------     ----   -----    ----   -------
      Total derivative instruments not designated and
         not qualifying as hedging instruments            297,026       5,318      213      --     517    (3,947)
                                                          -------      ------     ----   -----    ----   -------
            Total derivative instruments                  297,146      $6,464     $351   $(124)   $517   $(3,947)
                                                          =======      ======     ====   =====    ====   =======

----------
(1)  Reported in derivative investments on our Consolidated Balance Sheets.

(2)  Reported in other liabilities on our Consolidated Balance Sheets.

(3)  Reported in future contract benefits on our Consolidated Balance Sheets.

(4) Reported in reinsurance related embedded derivatives on our Consolidated Balance Sheets.

The maturity of the notional amounts of derivative financial instruments (in millions) was as follows:

                                                                REMAINING LIFE AS OF DECEMBER 31, 2009
                                                            -----------------------------------------------
                                                            LESS THAN   1 - 5    5 - 10   10 - 30
                                                             1 YEAR     YEARS     YEARS    YEARS     TOTAL
                                                            ---------   ------   ------   -------   -------
DERIVATIVE INSTRUMENTS DESIGNATED AND
   QUALIFYING AS HEDGING INSTRUMENTS
Cash flow hedges:
   Interest rate swap agreements                              $   24    $   94   $  236    $  266   $   620
   Foreign currency swaps                                         --        94      165        81       340
                                                              ------    ------   ------    ------   -------
      Total derivative instruments designated and
         qualifying as hedging instruments                        24       188      401       347       960
                                                              ------    ------   ------    ------   -------
DERIVATIVE INSTRUMENTS NOT DESIGNATED AND
   NOT QUALIFYING AS HEDGING INSTRUMENTS
Interest rate cap agreements                                     850       150       --        --     1,000
Interest rate futures                                          2,333        --       --        --     2,333
Equity futures                                                 1,147        --       --        --     1,147
Interest rate swap agreements                                    395     1,735    1,538     2,564     6,232
Foreign currency forwards                                      1,035        --       --        --     1,035
Credit default swaps                                              20        40      160        --       220
Put options                                                       --     1,289    2,679       125     4,093
Call options (based on LNC stock)                                  9        --       --        --         9
Call options (based on S&P 500)                                2,616       824       --        --     3,440
Variance swaps                                                    --         3       23        --        26
Currency futures                                                 505        --       --        --       505
                                                              ------    ------   ------    ------   -------
      Total derivative instruments not designated and not
         qualifying as hedging instruments                     8,910     4,041    4,400     2,689    20,040
                                                              ------    ------   ------    ------   -------
Total derivative instruments with notional amounts            $8,934    $4,229   $4,801    $3,036   $21,000
                                                              ======    ======   ======    ======   =======

The change in our unrealized loss on derivative instruments in accumulated OCI (in millions) was as follows:

                                                                         FOR THE
                                                                       YEAR ENDED
                                                                      DECEMBER 31,
                                                                          2009
                                                                      ------------
UNREALIZED LOSS ON DERIVATIVE INSTRUMENTS
Balance as of beginning-of-year                                           $(15)
Other comprehensive income (loss):
   Unrealized holding losses arising during the period:
      Cash flow hedges:
         Interest rate swap agreements                                      33
         Foreign currency swaps                                            (52)
   Change in DAC, VOBA, DSI and other contract holder funds                 22
   Income tax benefit                                                        2
   Less:
      Reclassification adjustment for gains included in net income:
         Cash flow hedges:
            Interest rate swap agreements(1)                                 4
      Income tax expense                                                    (1)
                                                                          ----
               Balance as of end-of-year                                  $(13)
                                                                          ====

(1) The OCI offset is reported within net investment income on our Consolidated Statements of Income.

The settlement payments and mark-to-market adjustments on derivative instruments (in millions) recorded on our Consolidated Statements of Income were as follows:

                                         FOR THE YEARS ENDED
                                             DECEMBER 31,
                                        --------------------
                                         2009    2008   2007
                                        -----   -----   ----
DERIVATIVE INSTRUMENTS
   DESIGNATED AND QUALIFYING
   AS HEDGING INSTRUMENTS
Cash flow hedges:
   Interest rate swap
      agreements(1)                     $   3   $   4   $  5
   Foreign currency swaps(1)                2      (1)    (1)
                                        -----   -----   ----
         Total derivative instruments
            designated and qualifying
            as hedging instruments          5       3      4
                                        -----   -----   ----
DERIVATIVE INSTRUMENTS NOT
   DESIGNATED AND NOT
   QUALIFYING AS HEDGING
   INSTRUMENTS
Interest rate futures(2)                  (60)     --     --
Equity futures(2)                         (55)     --     --
Interest rate swap agreements(2)         (150)     --     --
Foreign currency forwards(1)               23      --     --
Credit default swaps(1)                     2       1     --
Put options(2)                           (136)     --     --
Call options (based on LNC
   stock)(2)                               --      (8)    (3)
Call options (based on
   S&P 500)(2)                             84    (204)     6
Variance swaps(2)                         (39)     --     --
Currency futures(2)                       (18)     --     --
Embedded derivatives:
   Deferred compensation plans(3)         (10)     (1)   (15)
   Indexed annuity contracts(2)             6      37    (12)
   GLB embedded derivative
      reserves(2)                          24     (21)   (25)
   Reinsurance related embedded
      derivatives(2)                     (155)    226      7
                                        -----   -----   ----
         Total derivative instruments
            not designated and not
            qualifying as hedging
            instruments                  (484)     30    (42)
                                        -----   -----   ----
               Total derivative
                  instruments           $(479)  $  33   $(38)
                                        =====   =====   ====

----------
(1)  Reported in net investment income on our Consolidated Statements of Income.

(2)  Reported in realized loss on our Consolidated Statements of Income.

(3) Reported in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income.

DERIVATIVE INSTRUMENTS DESIGNATED AND QUALIFYING AS CASH FLOW HEDGES

Gains (losses) (in millions) on derivative instruments designated as cash flow hedges were as follows:

                                    FOR THE YEARS ENDED
                                        DECEMBER 31,
                                    -------------------
                                    2009   2008   2007
                                    ----   ----   ----
Ineffective portion recognized in
   realized loss                    $(1)    $ 1   $(1)
                                    ===     ===   ===
Gain recognized as a component of
   OCI with the offset to:
   Net investment income            $ 4     $ 2   $ 3
   Benefit recovery (expense)        --      --     1
                                    ---     ---   ---
                                    $ 4     $ 2   $ 4
                                    ===     ===   ===

As of December 31, 2009, none of the deferred net gains on derivative instruments in accumulated OCI are expected to be reclassified to earnings during 2010. A reclassification would be due primarily to the receipt of interest payments associated with variable rate securities and forecasted purchases, payment of interest on our long-term debt, the receipt of interest payments associated with foreign currency securities and the periodic vesting of stock appreciation rights ("SARs").

For the years ended December 31, 2009, 2008 and 2007, there were no material reclassifications to earnings due to hedged firm commitments no longer deemed probable or due to hedged forecasted transactions that had not occurred by the end of the originally specified time period.

INTEREST RATE SWAP AGREEMENTS

We use a portion of our interest rate swap agreements to hedge the interest rate risk to our exposure to floating rate bond coupon payments, replicating a fixed rate bond. An interest rate swap is a contractual agreement to exchange payments at one or more times based on the actual or expected price level, performance or value of one or more underlying interest rates. We are required to pay the counterparty the stream of variable interest payments based on the coupon payments from the hedged bonds, and in turn, receive a fixed payment from the counterparty at a predetermined interest rate. The net receipts or payments from these interest rate swaps are recorded on our Consolidated Statements of Income as specified in the table above. The gains or losses on interest rate swaps hedging our interest rate exposure on floating rate bond coupon payments are reclassified from accumulated OCI to net income as the related bond interest is accrued.

In addition, we use interest rate swap agreements to hedge our exposure to fixed rate bond coupon payments and the change in underlying asset values as interest rates fluctuate. The net receipts or payments from these interest rate swaps are recorded on our Consolidated Statements of Income as specified in the table above.

As of December 31, 2009, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was June 2037.

FOREIGN CURRENCY SWAPS

We use foreign currency swaps, which are traded over-the-counter, to hedge some of the foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. A foreign currency swap is a contractual agreement to exchange the currencies of two different countries at a specified rate of exchange in the future. The gains or losses on foreign currency swaps hedging foreign exchange risk exposure on foreign currency bond coupon payments are reclassified from accumulated OCI to net income as the related bond interest is accrued.

As of December 31, 2009, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was July 2022.

DERIVATIVE INSTRUMENTS NOT DESIGNATED AND NOT QUALIFYING AS HEDGING INSTRUMENTS

We use various other derivative instruments for risk management and income generation purposes that either do not qualify for hedge accounting treatment or have not currently been designated by us for hedge accounting treatment.

INTEREST RATE CAP AGREEMENTS

Interest rate cap agreements entitle us to receive quarterly payments from the counterparties on specified future reset dates, contingent on future interest rates. For each cap, the amount of such quarterly payments, if any, is determined by the excess of a market interest rate over a specified cap rate, multiplied by the notional amount divided by four. The purpose of our interest rate cap agreement program is to provide a level of protection from the effect of rising interest rates for our annuity business, within our Retirement Solutions - Annuities and Retirement Solutions - Defined Contribution segments. The interest rate cap agreements provide an economic hedge of the annuity line of business. However, the interest rate cap agreements do not qualify for hedge accounting treatment.

INTEREST RATE FUTURES AND EQUITY FUTURES

We use interest rate futures and equity futures contracts to hedge the liability exposure on certain options in variable annuity products. These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price. Cash settlements on the change in market value of financial futures contracts, along with the resulting gains or losses, are recorded on our Consolidated Statements of Income as specified in the table above.

INTEREST RATE SWAP AGREEMENTS

We use interest rate swap agreements to hedge the liability exposure on certain options in variable annuity products. The change in market value and periodic cash settlements are recorded as a component of realized loss on our Consolidated Statements of Income.

FOREIGN CURRENCY FORWARDS

We use foreign currency forward contracts to hedge the currency risk on certain investments associated with our variable annuity products. The foreign currency forward contracts obligate us to deliver a specified amount of currency at a future date and a specified exchange rate. The contract does not qualify for hedge accounting under the Derivatives and Hedging Topic of the FASB ASC. Therefore, all gains or losses on the foreign currency forward contracts are recorded as a component of realized loss on our Consolidated Statements of Income.

CREDIT DEFAULT SWAPS

We buy credit default swaps to hedge against a drop in bond prices due to credit concerns of certain bond issuers. A credit default swap allows us to put the bond back to the counterparty at par upon a default event by the bond issuer. A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring. Our credit default swaps are not currently qualified for hedge accounting treatment.

We also sell credit default swaps to offer credit protection to investors. The credit default swaps hedge the investor against a drop in bond prices due to credit concerns of certain bond issuers. A credit default swap allows the investor to put the bond back to us at par upon a default event by the bond issuer. A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

Information related to our open credit default swap liabilities for which we are the seller (in millions) was as follows:

                              AS OF DECEMBER 31, 2009
             ---------------------------------------------------------
              REASON     NATURE       CREDIT                  MAXIMUM
               FOR         OF       RATING OF       FAIR     POTENTIAL
 MATURITY    ENTERING   RECOURSE   COUNTERPARTY   VALUE(1)     PAYOUT
----------   --------   --------   ------------   --------   ---------
3/20/2010      (2)         (4)         A2/A         $ --       $ 10
6/20/2010      (2)         (4)         A1/A           --         10
12/20/2012     (3)         (4)        Aa3/A+          --         10
12/20/2012     (3)         (4)        Aa3/A+          --         10
12/20/2012     (3)         (4)         A1/A           --         10
12/20/2012     (3)         (4)         A1/A           --         10
12/20/2016     (3)         (4)        A2/A(5)        (11)        24
12/20/2016     (3)         (4)        A2/A(5)         (8)        24
3/20/2017      (3)         (4)        A2/A(5)         (3)        23
3/20/2017      (3)         (4)        A2/A(5)         (9)        22
3/20/2017      (3)         (4)        A2/A(5)         (5)        18
3/20/2017      (3)         (4)        A2/A(5)        (13)        18
3/20/2017      (3)         (4)        A2/A(5)         (4)        17
3/20/2017      (3)         (4)        A2/A(5)        (12)        14
                                                    ----       ----
                                                    $(65)      $220
                                                    ====       ====

                              AS OF DECEMBER 31, 2008
             ---------------------------------------------------------
              REASON     NATURE       CREDIT                  MAXIMUM
               FOR         OF        RATING OF      FAIR     POTENTIAL
 MATURITY    ENTERING   RECOURSE   COUNTERPARTY   VALUE(1)    PAYOUT
----------   --------   --------   ------------   --------   ---------
3/20/2010      (2)         (4)        Aa3/A+        $ (1)      $ 10
6/20/2010      (2)         (4)         Aa2/A          --         10
12/20/2012     (3)         (4)        Aa2/A+          --         10
12/20/2012     (3)         (4)        Aa2/A+          --         10
12/20/2012     (3)         (4)         A1/A           --         10
12/20/2012     (3)         (4)         A1/A           (1)        10
3/20/2017      (3)         (4)        A2/A(5)        (14)        22
3/20/2017      (3)         (4)        A2/A(5)        (10)        14
3/20/2017      (3)         (4)        A2/A(5)         (8)        18
3/20/2017      (3)         (4)        A2/A(5)        (11)        18
3/20/2017      (3)         (4)        A2/A(5)         (6)        17
                                                    ----       ----
                                                    $(51)      $149
                                                    ====       ====

----------
(1) Broker quotes are used to determine the market value of credit default swaps.

(2) Credit default swap was entered into in order to generate income by providing protection on a highly rated basket of securities in return for a quarterly payment.

(3) Credit default swap was entered into in order to generate income by providing default protection in return for a quarterly payment.

(4) Seller does not have the right to demand indemnification/compensation from third parties in case of a loss (payment) on the contract.

(5) These credit default swaps were sold to a counterparty of the issuing special purpose trust as discussed in the "Credit-Linked Notes" section in
     Note 5.

Details underlying the associated collateral of our open credit default swaps for which we are the seller as of December 31, 2009, if credit risk related contingent features were triggered (in millions) were as follows:

                                           AS OF
                                       DECEMBER 31,
                                       ------------
                                       2009   2008
                                       ----   -----
Maximum potential payout               $220   $149
Less:
   Counterparty thresholds               30     30
                                       ----   ----
      Maximum collateral potentially
         required to post              $190   $119
                                       ====   ====

Certain of our credit default swap agreements contain contractual provisions that allow for the netting of collateral with our counterparties related to all of our collateralized financing transactions that we have outstanding. In the event that these netting agreements were not in place, fair values of the associated investments, counterparties' credit ratings as compared to ours and specified thresholds that once exceeded result in the payment of cash would have required that we post approximately $55 million as of December 31, 2009.

PUT OPTIONS

We use put options to hedge the liability exposure on certain options in variable annuity products. Put options are contracts that require counterparties to pay us at a specified future date the amount, if any, by which a specified equity index is less than the strike rate stated in the agreement, applied to a notional amount. The change in market value of the put options along with the resulting gains or losses on terminations and expirations are recorded on our Consolidated Statements of Income as specified in the table above.

CALL OPTIONS (BASED ON LNC STOCK)

We use call options on LNC stock to hedge the expected increase in liabilities arising from SARs granted on LNC stock. Call options hedging vested SARs are not eligible for hedge accounting treatment. The mark-to-market changes are recorded on our Consolidated Statements of Income as specified in the table above.

CALL OPTIONS (BASED ON S&P 500)

We use indexed annuity contracts to permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500. Contract holders may elect to re-balance index options at renewal dates, either annually or biannually. As of each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, subject to minimum guarantees. We purchase call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period. The mark-to-market of the options held generally offsets the change in value of the embedded derivative within the indexed annuity, both of which are recorded on our Consolidated Statements of Income as specified in the table above.

VARIANCE SWAPS

We use variance swaps to hedge the liability exposure on certain options in variable annuity products. Variance swaps are contracts entered into at no cost and whose payoff is the difference between the realized variance of an underlying index and the fixed variance rate determined as of inception. The change in market value and resulting gains and losses on terminations and expirations are recorded on our Consolidated Statements of Income as specified in the table above.

CURRENCY FUTURES

We use currency futures to hedge foreign exchange risk associated with certain options in variable annuity products. Currency futures exchange one currency for another at a specified date in the future at a specified exchange rate. These contracts do not qualify for hedge accounting treatment; therefore, all cash settlements along with the resulting gains or losses are recorded on our Consolidated Statements of Income as specified in the table above.

EMBEDDED DERIVATIVE INSTRUMENTS NOT DESIGNATED AND NOT QUALIFYING AS HEDGING INSTRUMENTS

DEFERRED COMPENSATION PLANS

We have certain deferred compensation plans that have embedded derivative instruments. The liability related to these plans varies based on the investment options selected by the participants. The liability related to certain investment options selected by the participants is marked-to-market through net income on our Consolidated Statements of Income as specified in the table above.

INDEXED ANNUITY CONTRACTS

We distribute indexed annuity contracts that permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500. This feature represents an embedded derivative under the Derivatives and Hedging Topic of the FASB ASC. Contract holders may elect to re-balance index options at renewal dates, either annually or biannually. As of each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, subject to minimum guarantees. We purchase S&P 500 call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period. The mark-to-market of the options held generally offsets the change in value of the embedded derivative within the indexed annuity, both of which are recorded on our Consolidated Statements of Income as specified in the table above.

GUARANTEED LIVING BENEFIT EMBEDDED DERIVATIVE RESERVES

We have certain GLB variable annuity products with GWB and GIB features that are embedded derivatives. Certain features of these guarantees, notably our GIB and 4LATER(R) features, have elements of both insurance benefits accounted for under the Financial Services - Insurance - Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC ("benefit reserves") and embedded derivatives accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC ("embedded derivative reserves"). We calculate the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each GLB feature. The change in embedded derivative reserves flows through our Consolidated Statements of Income as specified in the table above. As of December 31, 2009, we had $23.5 billion of account values that were attributable to variable annuities with a GWB feature and $9.3 billion of account values that were attributable to variable annuities with a GIB feature.

We use a hedging strategy designed to mitigate the risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with GWB and GIB features. The hedging strategy is designed such that changes in the value of the hedge contracts due to changes in equity markets, interest rates and implied volatilities move in the opposite direction of changes in embedded derivative reserves of the GWB and GIB caused by those same factors. As part of our current hedging program, equity markets, interest rates and volatility in market conditions are monitored on a daily basis. We re-balance our hedge positions based upon changes in these factors as needed. While we actively manage our hedge positions, these hedge positions may not be totally effective in offsetting changes in the embedded derivative reserve due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments and our ability to purchase hedging instruments at prices consistent with our desired risk and return trade off. However, the hedging results do not impact LNL due to a funds withheld agreement with LNBAR, which causes the financial impact of the derivatives as well as the cash flow activity to be reflected on LNBAR.

REINSURANCE RELATED EMBEDDED DERIVATIVES

We have certain Modco and CFW reinsurance arrangements with embedded derivatives related to the withheld assets of the related funds. These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance arrangements. Changes in the estimated fair value of these derivatives as they occur are recorded on our Consolidated Statements of Income as specified in the table above. Offsetting these amounts are corresponding changes in the estimated fair value of trading securities in portfolios that support these arrangements. These embedded derivatives, which are included in reinsurance related embedded derivatives on our Consolidated Balance Sheets, were $(140) million and $15 million as of December 31, 2009 and 2008, respectively.

We are involved in an inter-company reinsurance agreement where we cede to LNBAR the risk under certain UL contracts for no-lapse benefit guarantees. If our contract holders' account value is not sufficient to pay the cost of insurance charges required to keep the policy inforce, and the contract holder has made required deposits, LNBAR will reimburse us for the charges. These embedded derivatives, which are included in reinsurance related embedded derivatives on our Consolidated Balance Sheets, were $279 million and $152 million as of December 31, 2009 and 2008, respectively.

AFS SECURITIES EMBEDDED DERIVATIVES

We own various debt securities that either contain call options to exchange the debt security for other specified securities of the borrower, usually common stock, or contain call options to receive the return on equity-like indexes. The change in fair value of these embedded derivatives flows through our Consolidated Statements of Income as specified in the table above.

CREDIT RISK

We are exposed to credit loss in the event of nonperformance by our counterparties on various derivative contracts and reflect assumptions regarding the credit or nonperformance risk.

The nonperformance risk is based upon assumptions for each counterparty's credit spread over the estimated weighted average life of the counterparty exposure less collateral held. The credit risk associated with such agreements is minimized by purchasing such agreements from financial institutions with long-standing, superior performance records. Additionally, we maintain a policy of requiring all derivative contracts to be governed by an International Swaps and Derivatives Association ("ISDA") Master Agreement. We and LNC are required to maintain minimum ratings as a matter of routine practice in negotiating ISDA agreements. Under some ISDA agreements, we have agreed to maintain certain financial strength or claims-paying ratings. A downgrade below these levels could result in termination of the derivatives contract, at which time any amounts payable by us would be dependent on the market value of the underlying derivative contract. In certain transactions, we and the counterparty have entered into a collateral support agreement requiring either party to post collateral when net exposures exceed pre-determined thresholds. These thresholds vary by counterparty and credit rating. We do not believe the inclusion of termination or collateralization events pose any material threat to the liquidity position of any insurance subsidiary of the Company. The amount of such exposure is essentially the net replacement cost or market value less collateral held for such agreements with each counterparty if the net market value is in our favor. As of December 31, 2009, the exposure was $159 million.

The amounts recognized (in millions) by S&P credit rating of counterparty as of December 31, 2009, for which we had the right to reclaim cash collateral or were obligated to return cash collateral, were as follows:

                COLLATERAL     COLLATERAL
 S&P CREDIT     POSTED BY      POSTED BY
 RATING OF    COUNTERPARTY   LNC (HELD BY
COUNTERPARTY  (HELD BY LNC)  COUNTERPARTY)
------------  -------------  -------------
    AAA            $  3          $  --
     AA             140             --
    AA-             272             --
     A+             171            (13)
     A              328           (240)
                   ----          -----
                   $914          $(253)
                   ====          =====

7. FEDERAL INCOME TAXES

The federal income tax expense (benefit) (in millions) was as follows:

                               FOR THE YEARS ENDED
                                   DECEMBER 31,
                              ---------------------
                              2009     2008    2007
                              ----    -----    ----
Current                       $172    $(292)   $372
Deferred                        (9)     224     132
                              ----    -----    ----
   Total federal income tax
      expense (benefit)       $163    $ (68)   $504
                              ====    =====    ====

A reconciliation of the effective tax rate differences (in millions) was as follows:

                                 FOR THE YEARS ENDED
                                    DECEMBER 31,
                                --------------------
                                2009    2008    2007
                                ----    ----    ----
Tax rate of 35% times pre-tax
   income                       $ 88    $ 65    $610
Effect of:
Goodwill                         238      --      --
   Separate account dividend
      received deduction         (77)    (82)    (88)
Tax credits                      (47)    (25)    (22)
   Prior year tax return
      adjustment                 (60)    (34)    (14)
Other items                       21       8      18
                                ----    -----    ----

      Provision (benefit) for
         income taxes           $163    $(68)   $504
                                ====    ====    ====
Effective tax rate               N/M     N/M      29%
                                ====    ====    ====

The effective tax rate is a ratio of tax expense over pre-tax income. Because the pre-tax income of $251 million and $186 million in 2009 and 2008, respectively, resulted in a tax expense of $163 million in 2009 and a tax benefit of $68 million in 2008, the effective tax rate was not meaningful. The separate account dividend received deduction included in the table above is exclusive of any prior years' tax return adjustment.

The federal income tax asset (liability) (in millions), which is included in other liabilities as of December 31, 2009, and other assets as of December 31, 2008, on our Consolidated Balance Sheets, was as follows:


                                    AS OF DECEMBER 31,
                                    ------------------
                                       2009    2008
                                      -----    ----
Current                               $(250)   $(66)
Deferred                               (523)    954
                                      -----    ----
   Total federal income tax asset
      (liability)                     $(773)   $888
                                      =====    ====

Significant components of our deferred tax assets and liabilities (in millions) were as follows:

                                              AS OF DECEMBER 31,
                                              ------------------
                                                2009     2008
                                               ------   ------
DEFERRED TAX ASSETS
Future contract benefits and other
   contract holder funds                       $1,778   $1,616
Net unrealized loss on AFS securities              --    2,142
Other investments                                 317      362
Reinsurance deferred gain                         163      190
Modco embedded derivative                          49       --
Compensation and benefit plans                    145      153
Net capital loss                                  112       --
Ceding commission asset                             3        5
Other                                              81      102
                                               ------   ------
      Total deferred tax assets                 2,648    4,570
                                               ------   ------
DEFERRED TAX LIABILITIES
DAC                                             1,947    1,992
VOBA                                              734    1,317
Intangibles                                       192      140
Net unrealized gain on AFS securities              38       --
Net unrealized gain on trading securities          55       12
Modco embedded derivative                          --        5
Other                                             205      150
                                               ------   ------
      Total deferred tax liabilities            3,171    3,616
                                               ------   ------
         Net deferred tax asset (liability)    $ (523)  $  954
                                               ======   ======

LNL and its affiliates, with the exception of Jefferson-Pilot Life Insurance Company ("JPL"), Jefferson Pilot Financial Insurance Company ("JPFIC") and Jefferson Pilot LifeAmerica Insurance Company ("JPLA") as noted below, are part of a consolidated federal income tax filing with LNC. JPL filed a separate federal income tax return until its merger with LNL on April 2, 2007. JPFIC filed a separate federal income tax return until its merger into LNL on July 2, 2007. JPLA was part of a consolidated federal income tax filing with JPFIC until its merger with LLANY on April 2, 2007.

We are required to establish a valuation allowance for any gross deferred tax assets that are unlikely to reduce taxes payable in future years' tax returns. As of December 31, 2009 and 2008, we concluded that it was more likely than not that all gross deferred tax assets will reduce taxes payable in future years. Accordingly, no valuation allowance was necessary as of December 31, 2009 and 2008.

As of December 31, 2009, LNL had net capital loss carryforwards of $319 million which will expire in 2014. LNL believes that it is more likely than not that the capital losses will be fully utilized within the allowable carryforward period.

The application of GAAP requires us to evaluate the recoverability of our deferred tax assets and establish a valuation allowance if necessary, to reduce our deferred tax asset to an amount that is more likely than not to be realizable. Considerable judgment and the use of estimates are required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, we consider many factors, including: the nature and character of the deferred tax assets and liabilities; taxable income in prior carryback years; future reversals of temporary differences; the length of time carryovers can be utilized; and any tax planning strategies we would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, including our capital loss deferred tax asset, will be realized.

As discussed in Note 2, we adopted new guidance in the Income Taxes Topic of the FASB ASC on January 1, 2007. As of December 31, 2009 and 2008, $180 million and $142 million, respectively, of our unrecognized tax benefits presented below, if recognized, would have impacted our income tax expense and our effective tax rate. We anticipate a change to our unrecognized tax benefits during 2010 in the range of none to $45 million.

A reconciliation of the unrecognized tax benefits (in millions) was as follows:

                                            FOR THE YEARS ENDED
                                                DECEMBER 31,
                                            -------------------
                                                2009   2008
                                                ----   ----
Balance as of beginning-of-year                 $264   $290
   Increases for prior year tax positions         26     16
   Decreases for prior year tax positions         (1)   (46)
   Increases for current year tax
      positions                                   11     20
   Decreases for current year tax
      positions                                   (7)    (6)
   Decreases for settlements with taxing
      authorities                                 --     (8)
   Decreases for lapse of statute of
      limitations                                 --     (2)
                                                ----   ----
         Balance as of end-of-year              $293   $264
                                                ====   ====

We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense. During the years ended December 31, 2009, 2008 and 2007, we recognized interest and penalty expense related to uncertain tax positions of $11 million, $1 million and $19 million, respectively. We had accrued interest and penalty expense related to the unrecognized tax benefits of $75 million and $64 million as of December 31, 2009 and 2008, respectively.

We are subject to annual tax examinations from the Internal Revenue Service ("IRS"). During the third quarter of 2008, the IRS completed its examination for tax years 2003 and 2004 resulting in a proposed assessment. We believe a portion of the assessment is inconsistent with the existing law and are protesting it through the established IRS appeals process. We do not anticipate that any adjustments that might result from such audits would be material to our consolidated results of operations or financial condition. We are currently under audit by the IRS for years 2005 and 2006. The Jefferson-Pilot subsidiaries acquired in the April 2006 merger are subject to a separate IRS examination cycle. For the former Jefferson-Pilot Corporation and its subsidiaries, the IRS is examining the tax year ended April 2, 2006.

8. DAC, VOBA, DSI AND DFEL

During the fourth quarter of 2008, we recorded a decrease to income totaling $242 million, for a reversion to the mean FOR THE YEARS prospective unlocking of DAC, VOBA, DSI and DFEL as a result of significant and sustained declines in the equity markets during 2008. During 2009, we did not have a reversion to the mean prospective unlocking of DAC, VOBA, DSI and DFEL. The pre-tax impact for these items is included within the prospective unlocking line items in the changes in DAC, VOBA, DSI and DFEL tables below.

Changes in DAC (in millions) were as follows:

                                            FOR THE YEARS
                                         ENDED DECEMBER 31,
                                     ---------------------------
                                       2009      2008      2007
                                     -------    ------    ------
Balance as of beginning-of-year      $ 7,421    $5,765    $4,577
   Cumulative effect of the
      adoption of new accounting
      standards                           --        --       (31)
   Dividend of FPP                        --        --      (246)
   Reinsurance assumed (ceded)            48      (230)       --
   Transfer of business to a third
      party                              (37)       --        --
   Deferrals                           1,614     1,811     2,002
   Amortization, net of interest:
      Prospective unlocking --
         assumption changes              (15)     (368)       27
      Prospective unlocking --
         model refinements                --        44       (49)
      Retrospective unlocking             82      (120)       64
      Other amortization, net of
         interest                       (748)     (712)     (753)
   Adjustment related to realized
      gains                               91       137        78
   Adjustment related to
      unrealized gains (losses)       (1,146)    1,094        96
                                     -------    ------    ------
         Balance as of end-of-year   $ 7,310    $7,421    $5,765
                                     =======    ======    ======

Changes in VOBA (in millions) were as follows:

                                            FOR THE YEARS
                                          ENDED DECEMBER 31,
                                     ---------------------------
                                       2009      2008      2007
                                     -------    ------    ------
Balance as of beginning-of-year      $ 3,763    $2,809    $3,032
   Cumulative effect of the
      adoption of new accounting
      standards                           --        --       (35)
   Business acquired                      --        --        14
   Transfer of business to a third
      party                             (255)       --        --
   Deferrals                              30        40        46
   Amortization:
      Prospective unlocking --
         assumption changes              (20)       (7)       13
      Prospective unlocking --
         model refinements                --         6        (2)
      Retrospective unlocking            (44)      (38)       13
      Other amortization                (349)     (335)     (421)
   Accretion of interest(1)              102       116       125
   Adjustment related to realized
      gains                               43        98        --
   Adjustment related to
      unrealized gains (losses)       (1,184)    1,074        24
                                     -------    ------    ------
         Balance as of end-of-year   $ 2,086    $3,763    $2,809
                                     =======    ======    ======

(1) The interest accrual rates utilized to calculate the accretion of interest ranged from 4.00% to 7.25%.

Estimated future amortization of VOBA, net of interest (in millions), as of December 31, 2009, was as follows:

2010         $  246
2011            207
2012            185
2013            167
2014            139
Thereafter    1,260
             ------
   Total     $2,204
             ======

Changes in DSI (in millions) were as follows:

                                        FOR THE YEARS
                                     ENDED DECEMBER 31,
                                     ------------------
                                     2009   2008   2007
                                     ----   ----   ----
Balance as of beginning-of-year      $310   $279   $194
   Cumulative effect of the
      adoption of new accounting
      standards                        --     --     (3)
   Deferrals                           76     96    116
   Amortization, net of interest:
      Prospective unlocking --
         assumption changes            --    (37)     2
      Prospective unlocking --
         model refinements             --     --     (1)
      Retrospective unlocking          11     (6)     1
      Other amortization, net of
         interest                     (38)   (28)   (35)
   Adjustment related to realized
      gains                             3      6      5
   Adjustment related to
      unrealized losses                (1)    --     --
                                     ----   ----   ----
         Balance as of end-of-year   $361   $310   $279
                                     ====   ====   ====

Changes in DFEL (in millions) were as follows:

                                                 FOR THE YEARS
                                              ENDED DECEMBER 31,
                                            ----------------------
                                             2009     2008    2007
                                            ------   -----   -----
Balance as of beginning-of-year             $  948   $ 768   $ 572
   Cumulative effect of the adoption of
      new accounting standards                  --      --      (2)
   Dividend of FPP                              --      --     (36)
   Reinsurance ceded                            --     (47)     --
   Transfer of business to a third party       (11)     --      --
   Deferrals                                   496     428     409
   Amortization, net of interest:
      Prospective unlocking --
         assumption changes                    (22)    (37)      1
      Prospective unlocking -- model
         refinements                            --      25     (26)
      Retrospective unlocking                   (3)    (41)      9
      Other amortization, net of interest     (141)   (150)   (161)
   Adjustment related to realized gains          5       2       2
   Adjustment related to unrealized
      gains                                      1      --      --
                                            ------   -----   -----
         Balance as of end-of-year          $1,273   $ 948   $ 768
                                            ======   =====   =====

9. REINSURANCE

The following summarizes reinsurance amounts (in millions) recorded on our Consolidated Statements of Income, excluding amounts attributable to the indemnity reinsurance transaction with Swiss Re:

                                       FOR THE YEARS
                                     ENDED DECEMBER 31,
                                ---------------------------
                                  2009      2008      2007
                                -------   -------   -------
Direct insurance premiums
   and fees                     $ 5,874   $ 5,863   $ 5,645
Reinsurance assumed                  10        18        12
Reinsurance ceded                (1,227)   (1,056)   (1,063)
                                -------   -------   -------
   Total insurance premiums
      and fees, net             $ 4,657   $ 4,825   $ 4,594
                                =======   =======   =======
Direct insurance benefits       $ 3,530   $ 4,254   $ 3,579
Reinsurance recoveries netted
   against benefits              (1,142)   (1,600)   (1,249)
                                -------   -------   -------
   Total benefits, net          $ 2,388   $ 2,654   $ 2,330
                                =======   =======   =======

We cede insurance to other companies. The portion of risks exceeding our retention limit is reinsured with other insurers. We seek reinsurance coverage within the businesses that sell life insurance in order to limit our exposure to mortality losses and enhance our capital management.

Under our reinsurance program, we reinsure approximately 45% to 50% of the mortality risk on newly issued non-term life insurance contracts and approximately 30% to 35% of total mortality risk including term insurance contracts. Our policy for this program is to retain no more than $10 million on a single insured life issued on fixed and VUL insurance contracts. Additionally, the retention per single insured life for term life insurance and for corporate-owned life insurance is $2 million for each type of insurance. Portions of our deferred annuity business have been reinsured on a Modco basis with other companies to limit our exposure to interest rate risks. As of December 31, 2009, the reserves associated with these reinsurance arrangements totaled $995 million. To cover products other than life insurance, we acquire other insurance coverages with retentions and limits.

We obtain reinsurance from a diverse group of reinsurers, and we monitor concentration as well as financial strength ratings of our principal reinsurers. Our reinsurance operations were acquired by Swiss Re in December 2001, through a series of indemnity reinsurance transactions. Swiss Re represents our largest reinsurance exposure. Under the indemnity reinsurance agreements, Swiss Re reinsured certain of our liabilities and obligations. As we are not relieved of our legal liability to the ceding companies, the liabilities and obligations associated with the reinsured contracts remain on our Consolidated Balance Sheets with a corresponding reinsurance receivable from Swiss Re, which totaled $3.6 billion as of December 31, 2009. Swiss Re has funded a trust, with a balance of $1.9 billion as of December 31, 2009, to support this business. As a result of Swiss Re's S&P financial strength rating dropping below AA-, Swiss Re was required to fund an additional trust of approximately $1.4 billion as of December 31, 2009, to support this business. Swiss Re funded the new trust during the fourth quarter of 2009. In addition to various remedies that we would have in the event of a default by Swiss Re, we continue to hold assets in support of certain of the transferred reserves. These assets are reported within trading securities or mortgage loans on real estate on our Consolidated Balance Sheets. Our liabilities for funds withheld and embedded derivatives as of December 31, 2009, included $1.8 billion and $30 million, respectively, related to the business reinsured by Swiss Re.

We recorded the gain related to the indemnity reinsurance transactions on the business sold to Swiss Re as a deferred gain in the liability section of our Consolidated Balance Sheets. The deferred gain is being amortized into income at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years. During 2009, 2008 and 2007 we amortized $50 million, $50 million and $55 million, after-tax, respectively, of deferred gain on business sold through reinsurance.

Because of ongoing uncertainty related to personal accident business, the reserves related to these exited business lines carried on our Consolidated Balance Sheets as of December 31, 2009, may ultimately prove to be either excessive or deficient. For instance, in the event that future developments indicate that these reserves should be increased, the Company would record a current period non-cash charge to record the increase in reserves. Because Swiss Re is responsible for paying the underlying claims to the ceding companies, we would record a corresponding increase in reinsurance recoverable from Swiss Re. However, we are not permitted to take the full benefit in earnings for the recording of the increase in the reinsurance recoverable in the period of the change. Rather, we would increase the deferred gain recognized upon the closing of the indemnity reinsurance transaction with Swiss Re and would report a cumulative amortization "catch-up" adjustment to the deferred gain balance as increased earnings recognized in the period of change. Any amount of additional increase to the deferred gain above the cumulative amortization "catch-up" adjustment must continue to be deferred and will be amortized into income in future periods over the remaining period of expected run-off of the underlying business. We would not transfer any cash to Swiss Re as a result of these developments.

In the second quarter of 2007, we recognized increased reserves on the business sold and recognized a deferred gain that is being amortized into income at the rate that earnings are expected to emerge within a 15 year period. This adjustment resulted in a non-cash charge of $13 million, after-tax, to increase reserves, which was partially offset by a cumulative "catch-up" adjustment to the deferred gain amortization of $5 million, after-tax, for a total decrease to net income of $8 million.

10. GOODWILL AND SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS

The changes in the carrying amount of goodwill (in millions) by reportable segment were as follows:

                                           FOR THE YEAR ENDED DECEMBER 31, 2009
                          ---------------------------------------------------------------------
                           ACQUISITION
                            BALANCE AS       CAPITAL                  DISPOSITIONS    BALANCE
                          OF BEGINNING-   CONTRIBUTION                     AND       AS OF END-
                             OF-YEAR          VALUE      IMPAIRMENT       OTHER       OF-YEAR
                          -------------   ------------   ----------   ------------   ----------
Retirement Solutions:
   Annuities                  $1,040          $ --         $(600)          $--         $  440
   Defined Contribution           20            --            --            --             20
Insurance Solutions:
   Life Insurance              2,186            --            --            --          2,186
   Group Protection              274            --            --            --            274
Other Operations                  --           174           (79)           (4)            91
                              ------          ----         -----           ---         ------
      Total goodwill          $3,520          $174         $(679)          $(4)        $3,011
                              ======          ====         =====           ===         ======

                                          FOR THE YEAR ENDED DECEMBER 31, 2008
                          --------------------------------------------------------------------
                           ACQUISITION
                            BALANCE AS    ACQUISITION                DISPOSITIONS    BALANCE
                          OF BEGINNING-    ACCOUNTING                     AND       AS OF END-
                             OF-YEAR      ADJUSTMENTS   IMPAIRMENT       OTHER       OF-YEAR
                          -------------   -----------   ----------   ------------   ----------
Retirement Solutions:
   Annuities                  $1,046         $ (6)          $--           $--         $1,040
   Defined Contribution           20           --            --            --             20
Insurance Solutions:
   Life Insurance              2,199          (13)           --            --          2,186
   Group Protection              274           --            --            --            274
                              ------         ----           ---           ---         ------
      Total goodwill          $3,539         $(19)          $--           $--         $3,520
                              ======         ====           ===           ===         ======

Included in the acquisition accounting adjustments above were adjustments related to income tax deductions recognized when stock options attributable to mergers were exercised or the release of unrecognized tax benefits acquired through mergers.

We perform a Step 1 goodwill impairment analysis on all of our reporting units at least annually on October 1. The Step 1 analysis for the reporting units within our Insurance Solutions and Retirement Solutions segments utilizes primarily a discounted cash flow valuation technique. In determining the estimated fair value of these reporting units, we incorporate consideration of discounted cash flow calculations, LNC's share price and assumptions that market participants would make in valuing these reporting units. Our fair value estimations are based primarily on an in-depth analysis of projected future cash flows and relevant discount rates, which considered market participant inputs ("income approach"). The discounted cash flow analysis required us to make judgments about revenues, earnings projections, capital market assumptions and discount rates. For our Media reporting unit, we primarily use discounted cash flow calculations to determine the implied fair value for this reporting unit.

As of October 1, 2009 and 2008, we performed a Step 1 goodwill impairment analysis on all of our reporting units. All of our reporting units passed the Step 1 analysis, except for our Media reporting unit, which required a Step 2 analysis to be completed. In our Step 2 analysis, we estimated the implied fair value of the reporting unit's goodwill as determined by assigning the reporting unit's fair value determined in Step 1 to all of its net assets (recognized and unrecognized) as if the reporting unit had been acquired in a business combination at the date of the impairment test. We utilized very detailed forecasts of cash flows and market observable inputs in determining a fair value of the net assets for each of the reporting units similar to what would be estimated in a business combination between market participants. The implied fair value of goodwill for our Media reporting unit was lower than its carrying amount; therefore, goodwill was impaired and written down to its fair value for this reporting unit.

The 2009 impairment recorded in Other Operations for our media business was a result of declines in current and forecasted advertising revenue for the entire radio market. Our impairment tests showed the implied fair value of our Media reporting unit was lower than its carrying amount; therefore, we recorded non-cash impairments of goodwill (set forth above) and specifically identifiable intangible assets set forth below of $50 million.

As of March 31, 2009, we performed a Step 1 goodwill impairment analysis on all of our reporting units as a result of our performing an interim test due to volatile capital markets that provided indicators that a potential impairment could be present. All of our reporting units passed the Step 1 analysis, except for our Retirement Solutions - Annuities reporting unit, which required a Step 2 analysis to be completed. Based upon our Step 2 analysis, we recorded goodwill impairment for the Retirement Solutions - Annuities reporting unit in the first quarter of 2009 for $600 million, which was attributable primarily to higher discount rates driven by higher debt costs and equity market volatility, deterioration in sales and declines in equity markets. There were no indicators of impairment as of December 31, 2009, due primarily to the continued improvement in the equity markets and lower discount rates.

The gross carrying amounts and accumulated amortization (in millions) for each major specifically identifiable intangible asset class by reportable segment were as follows:

                                                                AS OF DECEMBER 31,
                                                -------------------------------------------------
                                                          2009                      2008
                                                -----------------------   -----------------------
                                                  GROSS                     GROSS
                                                CARRYING    ACCUMULATED   CARRYING    ACCUMULATED
                                                 AMOUNT    AMORTIZATION    AMOUNT    AMORTIZATION
                                                --------   ------------   --------   ------------
Insurance Solutions -- Life Insurance:
   Sales force                                    $100          $15         $100          $11
Retirement Solutions -- Defined Contribution:
   Mutual fund contract rights(1)(2)                 2           --            3           --
Other Operations:
   FCC licenses(1)(3)                              118           --           --           --
                                                  ----          ---         ----          ---
      Total                                       $220          $15         $103          $11
                                                  ====          ===         ====          ===

----------

(1)  No amortization recorded as the intangible asset has indefinite life.

(2) We recorded mutual fund contract rights impairment of $1 million for the year ended December 31, 2009.

(3) We recorded FCC licenses impairment of $49 million for the year ended December 31, 2009.

Future estimated amortization of specifically identifiable intangible assets (in millions) as of December 31, 2009, was as follows:

2010         $ 4
2011           4
2012           4
2013           4
2014           4
Thereafter    65
   Total     $85

11. GUARANTEED BENEFIT FEATURES

Information on the GDB features outstanding (dollars in millions) was as follows (our variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive):

                                    AS OF DECEMBER 31,
                                   -------------------
                                     2009       2008
                                   --------   --------
RETURN OF NET DEPOSITS
Total account value                $ 44,712   $ 33,907
Net amount at risk(1)                 1,888      6,337
Average attained age of contract
   holders                         57 YEARS   56 years
MINIMUM RETURN
Total account value                $    203   $    191
Net amount at risk(1)                    65        109
Average attained age of contract
   holders                         69 YEARS   68 years
Guaranteed minimum return                 5%         5%
ANNIVERSARY CONTRACT VALUE
Total account value                $ 21,431   $ 16,950
Net amount at risk(1)                 4,021      8,402
Average attained age of contract
   holders                         65 YEARS   65 years

----------
(1) Represents the amount of death benefit in excess of the account balance. The decrease in net amount at risk when comparing December 31, 2009, to December 31, 2008, was attributable primarily to the rise in equity markets and associated increase in the account values.

The determination of GDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience. The following summarizes the balances of and changes in the liabilities for GDB (in millions), which were recorded in future contract benefits on our Consolidated Balance Sheets:

                                          FOR THE YEARS ENDED
                                              DECEMBER 31,
                                          -------------------
                                           2009   2008   2007
                                          -----   ----   ----
Balance as of beginning-of-year           $ 277   $ 38    $23
   Cumulative effect of the adoption of
      new accounting standards               --     --     (4)
   Changes in reserves                      (33)   312     25
   Benefits paid                           (173)   (73)    (6)
                                          -----   ----    ---
      Balance as of end-of-year           $  71   $277    $38
                                          =====   ====    ===

Account balances of variable annuity contracts with guarantees (in millions) were invested in separate account investment options as follows:

                                    AS OF DECEMBER 31,
                                    ------------------
                                       2009      2008
                                     -------   -------
ASSET TYPE
Domestic equity                      $32,489   $24,878
International equity                  12,379     9,204
Bonds                                  9,942     6,701
Money market                           6,373     5,802
                                     -------   -------
   Total                             $61,183   $46,585
                                     =======   =======
Percent of total variable annuity
   separate account values                97%       99%

Future contract benefits also include reserves for our products with secondary guarantees for our products sold through our Insurance Solutions - Life Insurance segment. These UL and VUL products with secondary guarantees represented approximately 40% of permanent life insurance in force as of December 31, 2009, and approximately 64% of sales for these products in 2009.

12. OTHER CONTRACT HOLDER FUNDS

Details of other contract holder funds (in millions) were as follows:

                                          AS OF DECEMBER 31,
                                          ------------------
                                             2009     2008
                                           -------   -------
Account values and other contract
   holder funds                            $61,821   $57,875
DFEL                                         1,273       948
Contract holder dividends payable              494       498
Premium deposit funds                          100       109
Undistributed earnings on participating
   business                                     56        11
                                           -------   -------
   Total other contract holder funds       $63,744   $59,441
                                           =======   =======

As of December 31, 2009 and 2008, participating policies comprised approximately 1.30% of the face amount of insurance in force, and dividend expenses were $89 million, $92 million and $85 million for the years ended December 31, 2009, 2008 and 2007, respectively.

13.  SHORT-TERM AND LONG-TERM DEBT

Details underlying short-term and long-term debt (in millions) were as follows:

                                     AS OF DECEMBER 31,
                                     ------------------
                                       2009     2008
                                      ------   ------
Short-term debt(1)                    $   21   $    4
                                      ======   ======
Long-term debt:
   Note due LNC, due 2010             $   --   $  155
   LIBOR + 0.03% note, due 2017          250      250
   LIBOR + 1.00% note, due 2037          375      375
   Surplus Notes due LNC:
      9.76% surplus note, due 2024        50       50
      6.56% surplus note, due 2028       500      500
      6.03% surplus note, due 2028       750      750
                                      ------   ------
         Total surplus notes           1,300    1,300
                                      ------   ------
            Total long-term debt      $1,925   $2,080
                                      ======   ======

----------
(1)  The short-term debt represents short-term notes payable to LNC.

There are no future principal payments due on long-term debt in the next five years.

On December 31, 2009, LNC made a capital contribution of $171 million to forgive an outstanding balance on a note due to LNC from a consolidated subsidiary of LNL. The caption "Capital contribution from Lincoln National Corporation" in the accompanying Consolidated Statements of Stockholder's Equity includes the $171 million capital contribution.

In the third quarter of 2008, LNL made an investment of $19 million in the FHLBI, a AAA-rated entity, and made an additional investment of $2 million in the second quarter of 2009. This relationship provides us with another source of liquidity as an alternative to commercial paper and repurchase agreements as well as provides funding at comparatively low borrowing rates. We are allowed to borrow up to 20 times the amount of our common stock investment in the FHLBI through a credit facility with the FHLBI. Our borrowing capacity under this credit facility does not have an expiration date and continues while our investment in the FHLBI common stock remains outstanding as long as we maintain a satisfactory level of creditworthiness and we do not incur a material adverse change in our financial, business, regulatory or other areas that would materially affect our operations and viability. All borrowings from the FHLBI are required to be secured by certain investments owned by LNL. On December 4, 2008, the LNC and LNL Boards of Directors approved an additional common stock investment of $56 million, which would increase our total borrowing capacity up to $1.5 billion upon completion of that incremental investment. As of December 31, 2009, based on our actual common stock investment, we had borrowing capacity of up to approximately $411 million from the FHLBI. We had a $250 million floating-rate term loan outstanding under the facility due June 20, 2017, which may be prepaid beginning June 20, 2010 (classified within long-term debt on our Consolidated Balance Sheets as presented in the above table). During the second quarter of 2009, we also borrowed $100 million at a rate of 0.8% that is due June 3, 2010 (classified within payables for collateral on investments on our Consolidated Balance Sheets).

On October 9, 2007, we issued a note of $375 million to LNC. This note calls for us to pay the principal amount of the note on or before October 9, 2037, and interest to be paid quarterly at an annual rate of LIBOR + 1.00%.

During 2007, our surplus note for $50 million to HARCO Capital Corporation was transferred to LNC. This note calls for us to pay the principal amount of the note on or before September 30, 2024, and interest to be paid semiannually at an annual rate of 9.76%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part twice per year. Any payment of interest or repayment of principal may be paid only if we have obtained the prior written approval of the Indiana Insurance Commissioner, have adequate earned surplus funds for such payment and if such payment would not cause us to violate the statutory capital requirements as set forth in the General Statutes of Indiana.

We issued a surplus note for $500 million to LNC in 1998. This note calls for us to pay the principal amount of the note on or before March 31, 2028, and interest to be paid quarterly at an annual rate of 6.56%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital surplus as of the date of note issuance of $2.3 billion, and subject to approval by the Indiana Insurance Commissioner.

We issued a surplus note for $750 million to LNC in 1998. This note calls for us to pay the principal amount of the note on or before December 31, 2028, and interest to be paid quarterly at an annual rate of 6.03%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital surplus as of the date of note issuance of $2.4 billion, and subject to approval by the Indiana Insurance Commissioner.

14.  CONTINGENCIES AND COMMITMENTS

CONTINGENCIES

REGULATORY AND LITIGATION MATTERS

Regulatory bodies, such as state insurance departments, the SEC, Financial Industry Regulatory Authority and other regulatory bodies regularly make inquiries and conduct examinations or investigations concerning our compliance with, among other things, insurance laws, securities laws and laws governing the activities of broker-dealers.

In the ordinary course of its business, LNL and its subsidiaries are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of LNL. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to our operating results for any particular reporting period.

COMMITMENTS

LEASES

We lease our home office in Fort Wayne, Indiana through sale-leaseback agreements. The agreements provide for a 25-year lease period with options to renew for six additional terms of five years each. The agreements also provide us with the right of first refusal to purchase the properties during the terms of the lease, including renewal periods, at a price defined in the agreements. We also have the option to purchase the leased properties at fair market value as defined in the agreements on the last day of the initial 25-year lease period or the last day of any of the renewal periods. In 2006, we exercised the right and option to extend the Fort Wayne lease for two extended terms such that the lease shall expire in 2019. We retain our right and option to exercise the remaining four extended terms of five years each in accordance with the lease agreement.

Total rental expense on operating leases for the years ended December 31, 2009, 2008 and 2007, was $47 million, $49 million and $56 million, respectively. Future minimum rental commitments (in millions) as of December 31, 2009, were as follows:

2010          $44
2011           40
2012           34
2013           28
2014           21
Thereafter    100
             ----
   Total     $267
             ====

INFORMATION TECHNOLOGY COMMITMENT

In February 1998, LNC signed a seven-year contract with IBM Global Services for information technology services for the Fort Wayne operations. In February 2004, LNC completed renegotiations and extended the contract through February 2010. Following the original termination date of this agreement, LNC has contractual rights to extend this agreement for up to two additional years. LNC executed one of the optional extensions to extend the contract through February 2011. Annual costs are dependent on usage but are expected to be approximately $9 million.

MEDIA COMMITMENTS

LFM has future commitments of approximately $30 million through 2013, related primarily to employment contracts and rating service contracts.

VULNERABILITY FROM CONCENTRATIONS

As of December 31, 2009, we did not have a concentration of: business transactions with a particular customer or lender; sources of supply of labor or services used in the business; or a market or geographic area in which business is conducted that makes it vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to our financial position.

Although we do not have any significant concentration of customers, our American Legacy Variable Annuity ("ALVA") product offered in our Retirement Solutions - Annuities segment is significant to this segment. The ALVA product accounted for 28%, 37% and 46% of Retirement Solutions - Annuities' variable annuity product deposits in 2009, 2008 and 2007, respectively, and represented approximately 61%, 62% and 66% of our total Retirement Solutions - Annuities' variable annuity product account values as of December 31, 2009, 2008 and 2007, respectively. In addition, fund choices for certain of our other variable annuity products offered in our Retirement Solutions - Annuities segment include American Fund Insurance Series(SM) ("AFIS") funds. For the Retirement Solutions - Annuities segment, AFIS funds accounted for 33%, 44% and 55% of variable annuity product deposits in 2009, 2008 and 2007, respectively, and represented 69%, 70% and 75% of the segment's total variable annuity product account values as of December 31, 2009, 2008 and 2007, respectively.

STANDBY REAL ESTATE EQUITY COMMITMENTS

Historically, we have entered into standby commitments, which obligated us to purchase real estate at a specified cost if a third-party sale does not occur within approximately one year after construction is completed. These commitments were used by a developer to obtain a construction loan from an outside lender on favorable terms. In return for issuing the commitment, we received an annual fee and a percentage of the profit when the property is sold. Our long-term expectation is that we will be obligated to fund a small portion of these commitments that remain outstanding. However, due to the current economic environment, we may experience increased funding obligations.

As of December 31, 2009 and 2008, we had standby real estate equity commitments totaling $220 million and $267 million, respectively. During 2009, we funded commitments of $46 million and the fair value of the associated real estate of $32 million is included on our Consolidated Balance Sheets, which resulted in the recognition of $14 million in realized losses. In addition, we recorded an estimated loss of $69 million in 2009 on projects due to our belief that our requirement to fund the projects in accordance with the standby equity commitment is probable. During the year ended December 31, 2009, we recorded $83 million to realized loss on our Consolidated Statements of Income.

During 2009, we suspended entering into new standby real estate commitments.

OTHER CONTINGENCY MATTERS

State guaranty funds assess insurance companies to cover losses to contract holders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. We have accrued for expected assessments net of estimated future premium tax deductions of $14 million and $11 million as of December 31, 2009 and 2008, respectively.

GUARANTEES

We have guarantees with off-balance-sheet risks having contractual values of zero and $1 million as of December 31, 2009 and 2008, respectively, whose contractual amounts represent credit exposure. We have sold commercial mortgage loans through grantor trusts, which issued pass-through certificates. We have agreed to repurchase any mortgage loans which remain delinquent for 90 days at a repurchase price substantially equal to the outstanding principal balance plus accrued interest thereon to the date of repurchase. In case of default by borrowers, we have recourse to the underlying real estate. It is management's opinion that the value of the properties underlying these commitments is sufficient that in the event of default, the impact would not be material to us. These guarantees expired in 2009. Our assessment of the off-balance-sheet risk was based upon the borrower's credit rating of Baa1.

During 2009, LNC sold the capital stock of one of its subsidiaries, Lincoln National (UK) PLC ("Lincoln UK"). However, Lincoln Insurance Services Limited ("LIS"), a subsidiary of LNC, retained certain pension plan assets and liabilities associated with Lincoln UK's business. In connection with this transaction, the Company has guaranteed LIS's obligations to the pension plan. Pursuant to the terms of this guarantee, the Company would be required to pay LIS's obligations in the event that LIS does not pay any amount that is due in respect of its pension plan obligations. Further, the Company would also be required to accelerate payment of all liabilities owing to the pension plan in the event of a corporate payment event, as defined in the Guaranty, primarily related to creditworthiness of the Company. As of December 31, 2009, the Company's assessed risk of payment under the guarantee is remote. This assessment has been determined in consideration of the pension plan's assets supporting the obligations and the funding available through LIS and LNC.

TAX MATTERS

Changes to the Internal Revenue Code, administrative rulings or court decisions could increase our effective tax rate. In this regard, on August 16, 2007, the IRS issued a revenue ruling that purports, among other things, to modify the calculation of the separate account dividends-received deduction received by life insurance companies. Subsequently, the IRS issued another revenue ruling that suspended the August 16, 2007, ruling and announced a new regulation project on the issue. See Note 7 for the impact of the separate account dividends-received deduction on our effective tax rate.

15. SHARES AND STOCKHOLDER'S EQUITY

All authorized and issued shares of LNL are owned by LNC.

ACCUMULATED OCI

The following summarizes the components and changes in ac- UNREALIZED GAIN
(LOSS) ON cumulated OCI (in millions):

                                            FOR THE YEARS ENDED
                                                DECEMBER 31,
                                        --------------------------
                                         2009        2008     2007
                                        -------    -------   -----
UNREALIZED GAIN (LOSS) ON
   AFS SECURITIES
Balance as of beginning-of-year         $(2,562)   $    76   $ 421
   Cumulative effect of the adoption
      of new accounting standards           (79)        --      --
   Unrealized holding gains (losses)
      arising during the year             6,021     (7,316)   (871)
   Change in DAC, VOBA, DSI and
      other contract holder funds        (2,305)     2,522     177
   Income tax benefit (expense)          (1,324)     1,703     243
   Change in foreign currency
      exchange rate adjustment               26        (66)     18
   Less:
      Reclassification adjustment for
         losses included in net
         income                            (556)    (1,042)   (164)
      Associated amortization of
         DAC, VOBA, DSI and DFEL            158        244      29
      Income tax benefit                    139        279      47
                                        -------    -------   -----
            Balance as of end-of-year   $    36    $(2,562)  $  76
                                        =======    =======   =====

UNREALIZED OTTI ON
   AFS SECURITIES
Balance as of beginning-of-year         $    --    $    --   $  --
(Increases) attributable to:
   Cumulative effect of the adoption
      of new accounting standards           (18)        --      --
   Portion of OTTI recognized in OCI
      during the year                      (339)        --      --
   Change in DAC, VOBA, DSI and
      DFEL                                   77         --      --
   Income tax benefit                        92         --      --
Decreases attributable to:
   Sales, maturities or other
      settlements of AFS securities         151         --      --
   Change in DAC, VOBA, DSI and
      DFEL                                  (28)        --      --
   Income tax expense                       (43)        --      --
                                        -------    -------   -----
            Balance as of end-of-year   $  (108)   $    --   $  --
                                        =======    =======   =====

                                             FOR THE YEARS ENDED
                                                 DECEMBER 31,
                                        ---------------------------
                                          2009       2008     2007
                                        -------    -------   -----
UNREALIZED GAIN (LOSS) ON
   DERIVATIVE INSTRUMENTS
Balance as of beginning-of-year         $   (15)   $   (19)  $  (9)
   Unrealized holding gains (losses)
      arising during the year               (27)       (42)     14
   Change in DAC, VOBA, DSI and
      DFEL                                   22        (36)     (6)
   Income tax benefit                        15         27      11
   Change in foreign currency
      exchange rate adjustment              (31)         1     (30)
   Less:
      Reclassification adjustment for
         losses included in net
         income                             (35)       (83)     (2)
      Associated amortization of
         DAC, VOBA, DSI and DFEL             --         --       1
      Income tax benefit                     12         29      --
                                        -------    -------   -----
            Balance as of end-of-year   $   (13)   $   (15)  $ (19)
                                        =======    =======   =====

FUNDED STATUS OF EMPLOYEE
   BENEFIT PLANS
Balance as of beginning-of-year         $   (32)   $    (4)  $   4
   Adjustment arising during the
      year                                   23        (45)    (13)
   Income tax benefit (expense)              (8)        17       5
                                        -------    -------   -----
            Balance as of end-of-year   $   (17)   $   (32)  $  (4)
                                        =======    =======   =====

16. REALIZED LOSS

Details underlying realized loss (in millions) reported on our Consolidated Statements of Income were as follows:

                                          FOR THE YEARS ENDED
                                              DECEMBER 31,
                                         ---------------------
                                          2009    2008    2007
                                         -----   -----   -----
Total realized loss on investments
   and certain derivative instruments,
   excluding trading securities(1)       $(533)  $(850)  $(114)
Gain on certain reinsurance
   derivative/trading securities(2)        (42)      5       2
Indexed annuity net derivative
   results(3):
   Gross gain (loss)                         8      13     (17)
   Associated amortization benefit
      (expense) of DAC, VOBA,
      DSI and DFEL                          (5)     22       9
Guaranteed living benefits(4):
   Gross gain (loss)                       (10)      2     (36)
   Associated amortization benefit
      (expense) of DAC, VOBA,
      DSI and DFEL                          (8)    (16)     29
Gain on sale of subsidiaries/
   businesses                                1      --      --
                                         -----   -----   -----
         Total realized loss             $(589)  $(824)  $(127)
                                         =====   =====   =====

----------
(1)  See "Realized Loss Related to Investments" section in Note 5.

(2) Represents changes in the fair value of total return swaps (embedded derivatives) related to various modified coinsurance and coinsurance with funds withheld reinsurance arrangements that have contractual returns related to various assets and liabilities associated with these arrangements. Changes in the fair value of these derivatives are offset by the change in fair value of trading securities in the portfolios that support these arrangements.

(3) Represents the net difference between the change in the fair value of the S&P 500 call options that we hold and the change in the fair value of the embedded derivative liabilities of our indexed annuity products along with changes in the fair value of embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products. The year ended December 31, 2008, included a $10 million gain from the initial impact of adopting the Fair Value Measurements and Disclosures Topic of the FASB ASC.

(4) Represents the net difference in the change in embedded derivative reserves of our GLB products and the change in the fair value of the derivative instruments we own to hedge, including the cost of purchasing the hedging instruments.

17. UNDERWRITING, ACQUISITION, INSURANCE, RESTRUCTURING AND OTHER EXPENSES

Details underlying underwriting, acquisition, insurance and other expenses (in millions) were as follows:

                                FOR THE YEARS ENDED
                                    DECEMBER 31,
                             -------------------------
                              2009     2008      2007
                             ------   ------   -------
Commissions                  $1,693   $1,851   $ 2,051
General and administrative
   expenses                   1,264    1,285     1,246
DAC and VOBA deferrals
   and interest, net of
   amortization                (652)    (437)   (1,065)
Other intangibles
   amortization                   4        4         4
Media expenses                   40       --        --
Taxes, licenses and fees        182      199       192
Merger-related expenses          16       50        92
Restructuring charges for
   expense initiatives           32        8        --
                             ------   ------   -------
      Total                  $2,579   $2,960   $ 2,520
                             ======   ======   =======

All merger-related and restructuring charges are included in underwriting, acquisition, insurance and other expenses within primarily Other Operations on our Consolidated Statements of Income in the year incurred.

2008 RESTRUCTURING PLAN

Starting in December 2008, we implemented a restructuring plan in response to the economic downturn and sustained market volatility, which focused on reducing expenses. Our cumulative pre-tax charges amounted to $40 million for severance, benefits and related costs associated with the plan for workforce reduction and other restructuring actions.

18. PENSION, POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE BENEFIT PLANS

LNC and LNL maintain qualified funded defined benefit pension plans for our employees and agents, respectively. LNC and LNL also maintain non-qualified, unfunded defined benefit pension plans for certain employees, including certain former employees of acquired companies, and agents, respectively. In addition, for certain former employees LNC has supplemental retirement plans that provide defined benefit pension benefits in excess of limits imposed by federal tax law. All of LNC's and LNL's defined benefit pension plans were "frozen" as of December 31, 2007, or earlier. For our frozen plans, there are no new participants and no future accruals of benefits from the date of the freeze.

The eligibility requirements for each plan are described in each plan document and vary for each plan based on completion of a specified period of continuous service or date of hire, subject to age limitations. The frozen pension plan benefits are calculated either on a traditional or cash balance formula. Those formulas are based upon years of credited service and eligible earnings as defined in each plan document. The traditional formula provides benefits stated in terms of a single life annuity payable at age 65. Under the cash balance formula benefits are stated as a lump sum hypothetical account balance. That account balance equals the sum of the employee's accumulated annual benefit credits plus interest credits. Benefit credits, which are based on years of service and base salary plus bonus, ceased as of the date the plan was frozen. Interest Credits continue until the employee's benefit is paid.

LNC and LNL also sponsor a voluntary employees' beneficiary association ("VEBA") trust that provides postretirement medical, dental and life insurance benefits to retired full-time employees and agents who, depending on the plan, have worked for us for 10 years and attained age 55 (age 60 for agents). VEBAs are a special type of tax-exempt trust used to provide employee benefits that are subject to preferential tax treatment under the Internal Revenue Code. Medical and dental benefits are available to spouses and other eligible dependents of retired employees and agents. Retirees may be required to contribute toward the cost of these benefits. Eligibility and the amount of required contribution for these benefits varies based upon a variety of factors including years of service and year of retirement. Effective January 1, 2008, the postretirement plan providing benefits to former employees of Jeffer-son-Pilot was amended such that only employees who had attained age 55 with a minimum of 10 years of service by December 31, 2007, and who later retire on or after age 60 with 15 years of service will be eligible to receive life insurance benefits when they retire.

OBLIGATIONS, FUNDED STATUS AND ASSUMPTIONS

Information (in millions) with respect to our defined benefit plan asset activity and defined benefit plan obligations was as follows:

                                                        AS OF AND FOR THE YEARS ENDED DECEMBER 31,
                                                        ------------------------------------------
                                                           2009    2008          2009    2008
                                                          -----   -----         -----   -----
                                                                                    OTHER
                                                        PENSION BENEFITS   POSTRETIREMENT BENEFITS
                                                        ----------------   -----------------------
CHANGE IN PLAN ASSETS
Fair value as of beginning-of-year                        $ 101   $ 140         $   4   $   4
Actual return on plan assets                                 25     (31)           --      --
Company and participant contributions                        --      --             3       3
Benefits paid                                                (7)     (8)           (3)     (3)
                                                          -----   -----         -----   -----
   Fair value as of end-of-year                             119     101             4       4
                                                          -----   -----         -----   -----
CHANGE IN BENEFIT OBLIGATION
Balance as of beginning-of-year                             115     116            20      20
Interest cost                                                 7       7             1       1
Plan participants' contributions                             --      --             1       1
Actuarial (gains) losses                                     (3)     --             1       1
Benefits paid                                                (7)     (8)           (3)     (3)
   Balance as of end-of-year                                112     115            20      20
                                                          -----   -----         -----   -----
      Funded status of the plans                          $   7   $ (14)        $ (16)  $ (16)
                                                          =====   =====         =====   =====
AMOUNTS RECOGNIZED ON THE CONSOLIDATED BALANCE SHEETS
Other assets                                              $  12   $   5         $  --   $  --
Other liabilities                                            (5)    (19)          (16)    (16)
                                                          -----   -----         -----   -----
   Net amount recognized                                  $   7   $ (14)        $ (16)  $ (16)
                                                          =====   =====         =====   =====
AMOUNTS RECOGNIZED IN ACCUMULATED OCI, NET OF TAX
Net (gain) loss                                           $  19   $  35         $  (1)  $  (3)
Prior service credit                                         --      --            (1)     --
                                                          -----   -----         -----   -----
   Net amount recognized                                  $  19   $  35         $  (2)  $  (3)
                                                          =====   =====         =====   =====
RATE OF INCREASE IN COMPENSATION
Salary continuation plan                                   4.00%    N/A           N/A     N/A
All other plans                                             N/A     N/A          4.00%   4.00%
WEIGHTED-AVERAGE ASSUMPTIONS
Benefit obligations:
   Weighted-average discount rate                          6.00%   6.00%         6.00%   6.00%
   Expected return on plan assets                          8.00%   8.00%         6.50%   6.50%
Net periodic benefit cost:
   Weighted-average discount rate                          6.00%   6.00%         6.00%   6.00%
   Expected return on plan assets                          8.00%   8.00%         6.50%   6.50%

Consistent with our benefit plans' year end, we use December 31 as the measurement date.

The discount rate was determined based on a corporate yield curve as of December 31, 2009, and projected benefit obligation cash flows for the pension plans. We reevaluate this assumption each plan year. For 2010, our discount rate for the pension plans will be 6%.

The expected return on plan assets was determined based on historical and expected future returns of the various asset categories, using the plan's target plan allocation. We reevaluate this assumption each plan year. For 2010, our expected return on plan assets is 8.00% for the plans. The expected return on plan assets by asset class for the pension plans is as follows:

U.S. PLANS
Fixed maturity securities       4.75%
Common stock:
   Domestic large cap equity   11.23%
   International equity        11.43%
Cash and invested assets        0.00%

The calculation of the accumulated postretirement benefit obligation assumes a weighted-average annual rate of increase in the per capita cost of covered benefits (i.e., health care cost trend rate) was as follows:

                                                     AS OF DECEMBER 31,
                                                     ------------------
                                                     2009   2008   2007
                                                     ----   ----   ----
Health care cost trend rate                           N/A    N/A     12%
Pre-65 health care cost trend rate                     10%    10%   N/A
Post-65 health care cost trend rate                    13%    12%   N/A
Ultimate trend rate                                     5%     5%     5%
Year that the rate reaches the ultimate trend rate   2020   2019   2018

In order to improve the measurement of the heath care trend rate with industry trends and practice, we separated our trend rate to assess the pre-65 and post-65 populations separately for the year ended December 31, 2009 and 2008. We expect the health care cost trend rate for 2010 to be 9.5% for pre-65 and 9.5% for the post-65 population. The health care cost trend rate assumption is a key percentage that affects the amounts reported. A one-percentage point increase in assumed health care cost trend rates would have increased the accumulated postretirement benefit obligation by less than $1 million and total service and interest cost components by less than $1 million. A one-percentage point decrease in assumed health care cost trend rates would have decreased the accumulated postretirement benefit obligation by less $1 million and total service and interest cost components by less than $1 million.

Information for our pension plans with an accumulated benefit obligation in excess of plan assets (in millions) was as follows:

                                 AS OF DECEMBER 31,
                                 ------------------
                                     2009   2008
                                     ----   ----
U.S. PLAN
Accumulated benefit obligation        $90    $91
Projected benefit obligation           90     91
Fair value of plan assets              85     72

COMPONENTS OF NET PERIODIC BENEFIT COST

The components of net defined benefit pension plan and postretirement benefit plan expense (in millions) were as follows:

                                                      FOR THE YEARS ENDED DECEMBER 31,
                                             --------------------------------------------------
                                              PENSION BENEFITS    OTHER POSTRETIREMENT BENEFITS
                                             ------------------   -----------------------------
                                             2009   2008   2007         2009   2008   2007
                                             ----   ----   ----         ----   ----   ----
U.S. PLAN
Interest cost                                 $ 7   $  7   $  7          $ 1    $ 1    $ 1
Expected return on plan assets                 (7)   (11)   (11)          --     --     --
Recognized net actuarial loss (gain)            5      1     --           (1)    (1)    (1)
                                              ---   ----   ----          ---    ---    ---
   Net periodic benefit expense (recovery)    $ 5   $ (3)  $ (4)         $--    $--    $--
                                              ===   ====   ====          ===    ===    ===

We expect our 2010 U.S pension plans' expense to be approximately less than $1 million.

For 2010, the estimated amount of amortization from accumulated OCI into net periodic benefit expense related to net actuarial loss or gain is expected to be approximately $2 million loss for our pension benefit plan and less than $1 million gain for our postretirement benefit plan.

PLAN ASSETS

Our pension plan asset target allocations by asset category for the years ended December 31, 2009 and 2008, based on estimated fair values were as follows:

                                 TARGET
                               ALLOCATION
                               ----------
U.S. PLAN
Fixed maturity securities          50%
Common stock:
   Domestic large cap equity       35%
   International equity            15%
Cash and invested assets            0%

The primary investment objective for the assets related to our defined benefit pension plan is for capital appreciation with an emphasis on avoiding undue risk. Investments can be made in various asset classes and styles, including, but not limited to: domestic and international equity, fixed income securities and other asset classes the investment managers deem prudent. Three- and five-year time horizons are utilized as there are inevitably short-run fluctuations, which will cause variations in investment performance.

Our defined benefit plan assets have been combined into a master retirement trust where a variety of qualified managers, with Northern Trust as the manager of managers, are expected to rank in the upper 50% of similar funds over the three-year periods and above an appropriate index over five-year periods. Managers are monitored for adherence to approved investment policy guidelines, changes in material factors and legal or regulatory actions. Managers not meeting these criteria are subject to additional due diligence review, corrective action or possible termination.

FAIR VALUE OF PLAN ASSETS

See "Fair Value Hierarchy" in Note 1 for discussion of how we categorize our pension plan assets, into a three-level fair value hierarchy.

The following summarizes our fair value measurements of pension plan assets (in millions) on a recurring basis by the three-level fair value hierarchy:

                                             AS OF DECEMBER 31, 2009
                                 ------------------------------------------------
                                   QUOTED
                                   PRICES
                                  IN ACTIVE
                                 MARKETS FOR   SIGNIFICANT    SIGNIFICANT
                                  IDENTICAL    OBSERVABLE    UNOBSERVABLE   TOTAL
                                   ASSETS        INPUTS         INPUTS      FAIR
                                  (LEVEL 1)     (LEVEL 2)      (LEVEL 3)    VALUE
                                 -----------   -----------   ------------   -----
U.S. PENSION PLANS ASSET CLASS
Fixed maturity securities:
   Corporate bonds                  $ --           $ 47           $--        $ 47
   U.S. Government bonds              --              4            --           4
   Foreign government bonds           --              2            --           2
   MBS:
      CMOs                            --              1            --           1
      MPTS                                           --                        --
      CMBS                            --              2            --           2
   ABS                                --             --            --          --
   State and municipal bonds          --              1            --           1
Common stock                          18             42            --          60
Cash and invested assets              --              2            --           2
                                     ---           ----           ---        ----
         Total                       $18           $101           $--        $119
                                     ===           ====           ===        ====

The following summarizes changes to our U.S. pension plan assets (in millions) classified within Level 3 of the fair value hierarchy as reported above:

                                          FOR THE YEAR ENDED DECEMBER 31, 2009
                             --------------------------------------------------------------
                                         RETURN ON ASSETS                 TRANSFERS
                                        ------------------   PURCHASES,     IN OR
                             BEGINNING              SOLD     SALES AND      OUT OF   ENDING
                                FAIR    HELD AT    DURING   SETTLEMENTS,   LEVEL 3,   FAIR
                               VALUE    YEAR END  THE YEAR      NET          NET     VALUE
                             ---------  --------  --------  ------------  ---------  ------
Fixed maturity securities:
   Corporate bonds              $1         $--      $--         $--          $(1)      $--

VALUATION METHODOLOGIES AND ASSOCIATED INPUTS FOR PENSION PLAN ASSETS

The fair value measurements of our plan assets are based on assumptions used by market participants in pricing the security. The most appropriate valuation methodology is selected based on the specific characteristics of the security, and the valuation methodology is consistently applied to measure the security's fair value. The fair value measurement is based on a market approach, which utilizes prices and other relevant information generated by market transactions involving identical or comparable securities. Sources of inputs to the market approach include third-party pricing services, independent broker quotations or pricing matrices. Both observable and unobservable inputs are used in the valuation methodologies. Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. In addition, market indicators, industry and economic events are monitored and further market data is acquired if certain triggers are met. For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable. For broker-quoted only securities, quotes from market makers or broker-dealers are obtained from sources recognized to be market participants. In order to validate the pricing information and broker-dealer quotes, procedures are employed, where possible, that include comparisons with similar observable positions, comparisons with subsequent sales, discussions with brokers and observations of general market movements for those security classes. For those securities trading in less liquid or illiquid markets with limited or no pricing information, unobservable inputs are used in order to measure the fair value of these securities. In cases where this information is not available, such as for privately placed securities, fair value is estimated using an internal pricing matrix. This matrix relies on judgment concerning the discount rate used in calculating expected future cash flows, credit quality, industry sector performance and expected maturity.

Prices received from third parties are not adjusted; however, the third-party pricing services' valuation methodologies and related inputs are evaluated and additional evaluation is performed to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to the valuation methodologies are based on general standard inputs. The standard inputs used in order of priority are benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all securities on any given day.

Cash and invested cash is carried at cost, which approximates fair value. This category includes highly liquid debt instruments purchased with a maturity of three months or less. Due to the nature of these assets, we believe these assets should be classified as Level 2.

PLAN CASH FLOWS

It is LNC's practice to make contributions to the qualified pension plans to comply with minimum funding requirements of the Employee Retirement Income Security Act of 1974, as amended. In accordance with such practice, no contributions were made nor required for the years ended December 31, 2009 or 2008. No contributions are required nor expected to be made in 2010.

We expect the following benefit payments (in millions):

                       PENSION              U.S. OTHER
                        PLANS           POSTRETIREMENT PLANS
                       -------   ----------------------------------
                        U.S.                                NOT
                       DEFINED   REFLECTING              REFLECTING
                       BENEFIT    MEDICARE    MEDICARE    MEDICARE
                       PENSION     PART D      PART D      PART D
                        PLANS     SUBSIDY     SUBSIDY     SUBSIDY
                       -------   ----------   --------   ----------
2010                      $8         $2         $--          $2
2011                       8          2          --           2
2012                       9          2          --           2
2013                       9          2          --           2
2014                       9          4          (1)          5
Following five years
   thereafter             44          5          (1)          6

19. DEFINED CONTRIBUTION AND DEFERRED COMPENSATION PLANS

DEFINED CONTRIBUTION PLANS

LNC sponsors contributory defined contribution plans for eligible employees and agents, including those of LNL, which includes money purchase plans ("MPP"). LNL make contributions and matching contributions to each of the active plans in accordance with the plan document and various limitations under Section 401(a) of the Internal Revenue Code of 1986, as amended.

The expenses (in millions) for our 401(k) plans and MPP were as follows:

                         FOR THE YEARS ENDED
                             DECEMBER 31,
                         -------------------
                         2009   2008   2007
                         ----   ----   ----
Employee 401(k) plan      $58    $54    $31
Agent 401(k) plan           2      3      5
Agent MPP plan              1      1      1
                          ---    ---    ---
Total expenses for the
   401(k) plans and MPP   $61    $58    $37
                          ===    ===    ===

DEFERRED COMPENSATION PLANS

LNC sponsors six separate non-qualified unfunded, deferred compensation plans for various groups: employees, agents, non-employee directors, and certain agents.

The terms of the plans provide that participants who select our stock as the measure for their investment return will receive shares of our stock in settlement of this portion of their accounts at the time of distribution. In addition, participants are precluded from diversifying any portion of their deferred compensation plan account that has been credited to the stock unit fund. Consequently, changes in value of our stock do not affect the expenses associated with this portion of the deferred compensation plan.

The investment earnings expenses for certain investment options within the respective plans are hedged by total return swaps. Participant's account values increase or decrease due to investment earnings driven by market fluctuation. Our expenses increase or decrease in direct proportion to the market's change for the participants' investment options. The total return swaps allow us to minimize the investment earnings expenses. Presented below for the respective plans we have netted the investment earnings due to market fluctuation with the results of the total return swaps. For further discussion on our total return swaps related to our deferred compensation plans see Note 6.

Information (in millions) with respect to these plans was as follows:

                                      AS OF DECEMBER 31,
                                      ------------------
                                          2009   2008
                                          ----   ----
Total liabilities                         $314   $223
Investment held to fund liabilities        118    100

THE DEFERRED COMPENSATION PLAN FOR EMPLOYEES

Eligible participants in this plan may elect to defer payment of a portion of their compensation as defined by the plan. Plan participants may select from a menu of "phantom" investment options (identical to those offered under our qualified savings plans) used as investment measures for calculating the investment return notionally credited to their deferrals. Under the terms of the plan, LNC agrees to pay out amounts based upon the aggregate performance of the investment measures selected by the participant. LNC makes matching contributions to these plans based upon amounts placed into the deferred compensation plans by individuals after participants have exceeded applicable limits of the Internal Revenue Code. The amount of LNC contribution is calculated in accordance with the plan document, which is similar to our 401(k) plans. Expenses (in millions) for this plan were as follows:

                                     FOR THE YEARS ENDED
                                         DECEMBER 31,
                                     -------------------
                                     2009   2008   2007
                                     ----   ----   ----
Employer matching contributions       $ 4    $5     $ 1
Increase (decrease) in measurement
   of liabilites, net of LNC total
   return swap                          6     1      10
                                      ---    --     ---
      Total plan expenses             $10    $6     $11
                                      ===    ==     ===

DEFERRED COMPENSATION PLAN FOR AGENTS

LNC sponsors three deferred compensation plans for certain eligible agents. Eligible participants in this plan may elect to defer payment of a portion of their compensation as defined by the plan. The plan's participants may select from a menu of "phantom" investment options (identical to those offered under our qualified savings plans) used as investment measures for calculating the investment return notionally credited to their deferrals. Under the terms of this plan, we agree to pay out amounts based upon the aggregate performance of the investment measures selected by the participant. LNC make matching contributions to these plans based upon amounts placed into the deferred compensation plans by individuals after participants have exceeded applicable limits of the Internal Revenue Code. The amount of our contribution is calculated in accordance with the plan document, which is similar to our 401(k) plans. Expenses (in millions) for these plans were as follows:

                                         FOR THE YEARS ENDED
                                             DECEMBER 31,
                                         -------------------
                                         2009   2008   2007
                                         ----   ----   ----
Employer matching contributions           $ 2    $ 2    $ 3
Increase in measurement of liabilites,
   net of total return swap                 4     --      5
                                          ---    ---    ---
      Total expenses for agents           $ 6    $ 2    $ 8
                                          ===    ===    ===

DEFERRED COMPENSATION PLAN FOR FORMER JEFFERSON-PILOT AGENTS

Eligible former agents of Jefferson-Pilot may participate in this deferred compensation plan. Eligible agents are allowed to defer commissions and bonuses and specify where these deferral commissions will be invested in selected mutual funds. Agents participate in the plan with the understanding that the return on these funds cannot be received until a specified age or in the event of a significant lifestyle change. The funded amount is re-balanced to match the funds that have been elected under the agent compensation plan. The plan obligation increases with contributions, deferrals and investment income, and decreases with withdrawals and investment losses. The plan's assets increase with investment gains and decrease with investment losses and payouts of death benefits. Expenses (income) for this plan were $1 million, ($2) million and $1 million for the years ended December 31, 2009, 2008 and 2007, respectively.

20.  STOCK-BASED INCENTIVE COMPENSATION PLANS

Our employees are included in LNC's various incentive plans that provide for the issuance of stock options, SARs, restricted stock awards, performance shares (performance-vested shares as opposed to time-vested shares) and deferred stock units - also referred to as "restricted stock units." LNC has a policy of issuing new shares to satisfy option exercises.

Total compensation expense (in millions) for all of our stock-based incentive compensation plans was as follows:

                         FOR THE YEARS ENDED
                             DECEMBER 31,
                         -------------------
                         2009   2008   2007
                         ----   ----   ----
Stock options             $ 6    $ 8    $10
Shares                     (1)     2      3
SARs                        1      4      5
Restricted stock            6      5      6
                          ---    ---    ---
   Total                  $12    $19    $24
                          ===    ===    ===
Recognized tax benefit    $ 4    $ 7    $ 8

21.  STATUTORY INFORMATION AND RESTRICTIONS

We prepare financial statements in accordance with SAP prescribed or permitted by the insurance departments of our states of domicile, which may vary materially from GAAP. Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners ("NAIC") as well as state laws, regulations and administrative rules. Permitted SAP encompasses all accounting practices not so prescribed. The principal differences between statutory financial statements and financial statements prepared in accordance with GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, assets and liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.

Specified statutory information (in millions) was as follows:

                      AS OF DECEMBER 31,
                      ------------------
                        2009     2008
                       ------   ------
Capital and surplus    $6,300   $4,700

                                      FOR THE YEARS ENDED
                                          DECEMBER 31,
                                      -------------------
                                      2009    2008   2007
                                      ----   -----   ----
Net gain from operations, after-tax   $867   $ 510   $688
Net income (loss)                      (35)   (261)   971
Dividends to LNC Parent Company        405     400    770

The decrease in statutory net loss for the year ended December 31, 2009, from that of 2008 was primarily due to the improved market conditions in 2009. The new statutory reserving standard (commonly called "VACARVM") that was developed by the NAIC replaced current statutory reserve practices for variable annuities with guaranteed benefits, such as GWBs, and was effective December 31, 2009. The actual effect of adoption was relatively neutral to RBC ratios and future dividend capacity of our insurance subsidiaries with a slight decrease in statutory reserves offset by a higher capital requirement. We utilize captive reinsurance structures, as well as third-party reinsurance arrangements, to lessen the negative impact on statutory capital and dividend capacity in our life insurance subsidiaries.

The decline in statutory net income in 2008 from that of 2007 was primarily due to a significant increase in realized losses on investments combined with reserve strain due to deteriorating market conditions throughout 2008.

Our states of domicile, Indiana for LNL and New York for LLANY, have adopted certain prescribed accounting practices that differ from those found in NAIC SAP. These prescribed practices are the use of continuous Commissioners Annuity Reserve Valuation Method ("CARVM") in the calculation of reserves as prescribed by the state of New York and the calculation of reserves on universal life policies based on the Indiana universal life method as prescribed by the state of Indiana. We also have several accounting practices permitted by the states of domicile that differ from those found in NAIC
SAP. Specifically, these are as follows:

- Accounting and reporting as an admitted asset and a form of surplus as of December 31, 2009, equaling to the lesser of the face amount of all amounts outstanding under a letter of credit ("LOC") and the value of the Valuation of Life Insurance Policies Model Regulation ("XXX") additional statutory reserves;

- The use of a more conservative valuation interest rate on certain annuities as of December 31, 2009 and 2008;

- The use of less conservative mortality tables on certain life insurance products as of December 31, 2008; and

- A less conservative standard in determining the admitted amount of deferred tax assets as of December 31, 2008.

The effects on statutory surplus compared to NAIC statutory surplus from the use of these prescribed and permitted practices (in millions) were as follows:

                                            AS OF DECEMBER 31,
                                            ------------------
                                               2009   2008
                                               ----   ----
Calculation of reserves using the Indiana
    universal life method                      $328   $289
Calculation of reserves using
    continuous CARVM                             (6)   (10)
Conservative valuation rate on certain
    variable annuities                          (11)   (12)
Less conservative mortality tables on
    certain life insurance products              --     16
Less conservative standard in determining
    the amount of deferred tax assets            --    298
Lesser of LOC and XXX additional reserve
    reported as surplus                         412     --

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and the payment of dividends to the holding company. Under Indiana laws and regulations, LNL may pay dividends to LNC within the statutory limitations without prior approval of the Indiana Insurance Commissioner (the "Commissioner"). The current statutory limitation is the greater of 10% of the insurer's policyholders' surplus, as shown on its last annual statement on file with the Commissioner or the insurer's statutory net gain from operations for the previous twelve months. If a proposed dividend, along with all other dividends paid within the preceding twelve consecutive months exceeds the statutory limitation, LNL must receive prior approval of the Commissioner to pay such dividend.

Indiana law gives the Commissioner broad discretion to disapprove requests for dividends in excess of these limits. LNC is also the holder of surplus notes issued by LNL. The payment of principal and interest on the surplus notes to LNC must be approved by the Commissioner as well. LLANY is subject to similar, but not identical, regulatory restrictions as LNL with regard to the transfer of funds and the payment of dividends. The NAIC allows our U.S. insurance subsidiaries to include certain deferred tax assets in our statutory capital and surplus, but we are not able to consider the benefit from this when calculating available dividends. We expect we could pay dividends of approximately $685 million in 2010 without prior approval from the respective insurance commissioners.

22. FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying values and estimated fair values of our financial instruments (in millions) were as follows:

                                                                    AS OF DECEMBER 31,
                                                         -----------------------------------------
                                                                 2009                 2008
                                                         -------------------   -------------------
                                                         CARRYING     FAIR     CARRYING    FAIR
                                                          VALUE       VALUE      VALUE     VALUE
                                                         --------   --------   --------   --------
ASSETS
AFS securities:
   Fixed maturity                                        $ 58,889   $ 58,889   $ 46,489   $ 46,489
   Equity                                                     155        155        139        139
Trading securities                                          2,366      2,366      2,189      2,189
Mortgage loans on real estate                               6,835      6,967      7,396      7,116
Derivative investments                                        841        841         60         60
Other investments                                             975        975        948        948
Cash and invested cash                                      2,553      2,553      2,116      2,116
Reinsurance related embedded derivatives                      139        139        167        167
Separate account assets                                    73,500     73,500     55,655     55,655
LIABILITIES
Future contract benefits:
   Indexed annuity contracts                                 (419)      (419)      (252)      (252)
   GLB embedded derivative reserves                          (676)      (676)    (2,904)    (2,904)
Other contract holder funds:
   Remaining guaranteed interest and similar contracts       (940)      (940)      (782)      (782)
   Account value of certain investment contracts          (24,039)   (24,244)   (21,893)   (22,338)
Short-term debt                                               (21)       (21)        (4)        (4)
Long-term debt                                             (1,925)    (1,714)    (2,080)    (1,503)
OFF-BALANCE-SHEET
Guarantees                                                     --         --         --         (1)

VALUATION METHODOLOGIES AND ASSOCIATED INPUTS FOR FINANCIAL INSTRUMENTS NOT CARRIED AT FAIR VALUE

The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments not carried at fair value. Considerable judgment is required to develop these assumptions used to measure fair value. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

MORTGAGE LOANS ON REAL ESTATE

The fair value of mortgage loans on real estate is established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt service coverage, loan to value, quality of tenancy, borrower and payment record. The fair value for impaired mortgage loans is based on the present value of expected future cash flows discounted at the loan's effective interest rate, the loan's market price or the fair value of the collateral if the loan is collateral dependent.

OTHER INVESTMENTS

The carrying value of our assets classified as other investments on our Consolidated Balance Sheets approximates their fair value. Other investments include LPs and other privately held investments that are accounted for using the equity method of accounting.

OTHER CONTRACT HOLDER FUNDS

Other contract holder funds on our Consolidated Balance Sheets includes remaining guaranteed interest and similar contracts and account values of certain investment contracts. The fair value for the remaining guaranteed interest and similar contracts is estimated using discounted cash flow calculations as of the balance sheet date. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued. As of December 31, 2009, and December 31, 2008, the remaining guaranteed interest and similar contracts carrying value approximated fair value. The fair value of the account values of certain investment contracts is based on their approximate surrender value as of the balance sheet date.

SHORT-TERM AND LONG-TERM DEBT

The fair value of long-term debt is based on quoted market prices or estimated using discounted cash flow analysis determined in conjunction with our incremental borrowing rate as of the balance sheet date for similar types of borrowing arrangements where quoted prices are not available. For short-term debt, excluding current maturities of long-term debt, the carrying value approximates fair value.

GUARANTEES

Our guarantees relate to mortgage loan pass-through certificates. Based on historical performance where repurchases have been negligible and the current status of the debt, none of the loans are delinquent and the fair value liability for the guarantees related to mortgage loan pass-through certificates is insignificant.

FINANCIAL INSTRUMENTS CARRIED AT FAIR VALUE

We did not have any assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2009, or December 31, 2008, and we noted no changes in our valuation methodologies between these periods.

The following summarizes our financial instruments carried at fair value (in millions) on a recurring basis by the fair value hierarchy levels described above:

                                                                  AS OF DECEMBER 31, 2009
                                                   ---------------------------------------------------
                                                     QUOTED
                                                     PRICES
                                                    IN ACTIVE
                                                   MARKETS FOR   SIGNIFICANT   SIGNIFICANT
                                                    IDENTICAL    OBSERVABLE    UNOBSERVABLE     TOTAL
                                                     ASSETS        INPUTS         INPUTS        FAIR
                                                    (LEVEL 1)     (LEVEL 2)      (LEVEL 3)      VALUE
                                                   -----------   -----------   ------------   --------
ASSETS
Investments:
   Fixed maturity AFS securities:
      Corporate bonds                                  $ 55       $ 41,904       $ 2,135      $ 44,094
      U.S. Government bonds                             112             33             3           148
      Foreign government bonds                           --            397            92           489
      MBS:
         CMOs                                            --          5,593            34         5,627
         MPTS                                            --          2,808           101         2,909
         CMBS                                            --          1,796           252         2,048
      ABS:
         CDOs                                            --              4           153           157
         CLNs                                            --             --           322           322
      State and municipal bonds                          --          1,943            --         1,943
      Hybrid and redeemable preferred securities         15          1,005           132         1,152
   Equity AFS securities:
      Banking securities                                 23              1            --            24
      Insurance securities                                3             --            43            46
      Other financial services securities                --              6            22            28
      Other securities                                   34             --            23            57
   Trading securities                                     2          2,274            90         2,366
   Derivative investments                                --           (397)        1,238           841
Cash and invested cash                                   --          2,553            --         2,553
Reinsurance related embedded derivatives                 --            139            --           139
Separate account assets                                  --         73,500            --        73,500
                                                       ----       --------       -------      --------
         Total assets                                  $244       $133,559       $ 4,640      $138,443
                                                       ====       ========       =======      ========
LIABILITIES
Future contract benefits:
   Indexed annuity contracts                           $ --       $     --       $  (419)     $   (419)
   GLB embedded derivative reserves                      --             --          (676)         (676)
                                                       ----       --------       -------      --------
      Total liabilities                                $ --       $     --       $(1,095)     $ (1,095)
                                                       ====       ========       =======      ========

                                                                 AS OF DECEMBER 31, 2008
                                                   ---------------------------------------------------
                                                     QUOTED
                                                     PRICES
                                                    IN ACTIVE
                                                   MARKETS FOR   SIGNIFICANT    SIGNIFICANT
                                                    IDENTICAL    OBSERVABLE    UNOBSERVABLE    TOTAL
                                                     ASSETS         INPUTS         INPUTS       FAIR
                                                    (LEVEL 1)     (LEVEL 2)      (LEVEL 3)      VALUE
                                                   -----------   -----------   ------------   --------
ASSETS
Investments:
   Fixed maturity AFS securities:
      Corporate bonds                                  $ 54       $ 32,419       $ 2,402      $ 34,875
      U.S. Government bonds                             158             33             3           194
      Foreign government bonds                           --            434            60           494
      MBS:
         CMOs                                            --          5,887           160         6,047
         MPTS                                            --          1,751            18         1,769
         CMBS                                            --          1,609           238         1,847
      ABS:
         CDOs                                            --              9           150           159
         CLNs                                            --             --            50            50
      State and municipal bonds                          --             --           118           118
      Hybrid and redeemable preferred securities          8            835            93           936
   Equity AFS securities:
      Banking securities                                 14             --            --            14
      Insurance securities                                2             --            50            52
      Other financial services securities                --              5            20            25
      Other securities                                   25             --            23            48
   Trading securities                                     2          2,110            77         2,189
   Derivative investments                                --            (18)           78            60
Cash and invested cash                                   --          2,116            --         2,116
Reinsurance related embedded derivatives                 --            167            --           167
Separate account assets                                  --         55,655            --        55,655
                                                       ----       --------       -------      --------
         Total assets                                  $263       $103,012       $ 3,540      $106,815
                                                       ====       ========       =======      ========
LIABILITIES
Future contract benefits:
   Indexed annuity contracts                           $ --       $     --       $  (252)     $   (252)
   GLB embedded derivative reserves                      --             --        (2,904)       (2,904)
                                                       ----       --------       -------      --------
      Total liabilities                                $ --       $     --       $(3,156)     $ (3,156)
                                                       ====       ========       =======      ========

The following summarizes changes to our financial instruments carried at fair value (in millions) and classified within Level 3 of the fair value hierarchy. This summary excludes any impact of amortization of DAC, VOBA, DSI and DFEL. The gains and losses below may include changes in fair value due in part to observable inputs that are a component of the valuation methodology.

                                                                   FOR THE YEAR ENDED DECEMBER 31, 2009
                                                   -------------------------------------------------------------------
                                                                                        SALES,
                                                                 ITEMS                ISSUANCES,    TRANSFERS
                                                               INCLUDED     GAINS    MATURITIES,      IN OR
                                                   BEGINNING      IN      (LOSSES)   SETTLEMENTS,     OUT OF    ENDING
                                                      FAIR        NET        IN         CALLS,       LEVEL 3,    FAIR
                                                     VALUE      INCOME       OCI          NET         NET(1)     VALUE
                                                   ---------   --------   --------   ------------   ---------   ------
Investments:
   Fixed maturity AFS securities:
      Corporate bonds                               $ 2,402     $  (46)     $316        $ (161)     $(376)      $2,135
      U.S. Government bonds                               3         --        --            --         --            3
      Foreign government bonds                           60          1         2            10         19           92
      MBS:
         CMOs                                           160         (7)       34           (13)      (140)          34
         MPTS                                            18         --         1            97        (15)         101
         CMBS                                           238          1        57           (44)        --          252
      ABS:
         CDOs                                           150        (35)       61           (21)        (2)         153
         CLNs                                            50         --       272            --         --          322
      State and municipal bonds                         118         --        (1)          (17)      (100)          --
      Hybrid and redeemable preferred securities         93        (21)       48             3          9          132
   Equity AFS securities:
      Insurance securities                               50         (7)       20           (20)        --           43
      Other financial services securities                20         (2)        7            (3)        --           22
      Other securities                                   23          2        (1)           (1)        --           23
   Trading securities                                    77         35        --            (7)       (15)          90
   Derivative investments                                78        (87)       (7)        1,254         --        1,238
Future contract benefits:
   Indexed annuity contracts                           (252)         6        --          (173)        --         (419)
   GLB embedded derivative reserves                  (2,904)     2,411        --          (183)        --         (676)
                                                    -------     ------      ----        ------      -----       ------
         Total, net                                 $   384     $2,251      $809        $  721      $(620)      $3,545
                                                    =======     ======      ====        ======      =====       ======

                                                                   FOR THE YEAR ENDED DECEMBER 31, 2008
                                                   --------------------------------------------------------------------
                                                                                        SALES,
                                                                 ITEMS                ISSUANCES,    TRANSFERS
                                                               INCLUDED     GAINS    MATURITIES,      IN OR
                                                   BEGINNING      IN      (LOSSES)   SETTLEMENTS,     OUT OF     ENDING
                                                      FAIR        NET        IN         CALLS,       LEVEL 3,     FAIR
                                                     VALUE      INCOME       OCI          NET         NET(1)     VALUE
                                                   ---------   --------   --------   ------------   ---------   -------
Investments:
   Fixed maturity AFS securities:
      Corporate bonds                               $2,479     $  (150)   $  (440)      $ (10)        $ 523     $ 2,402
      U.S. Government bonds                              3          --         --          --            --           3
      Foreign government bonds                          79          --        (12)         (7)           --          60
      MBS:
         CMOs                                          275         (21)       (53)        (12)          (29)        160
         MPTS                                           52          --        (11)          1           (24)         18
         CMBS                                          362          --       (193)         27            42         238
      ABS:
         CDOs                                          184           1        (85)         50            --         150
         CLNs                                          660          --       (360)         --          (250)         50
      State and municipal bonds                        138          --         (2)        (32)           14         118
      Hybrid and redeemable preferred securities        93          --        (43)         35             8          93
   Equity AFS securities:
      Banking securities                                --          (1)        --           1            --          --
      Insurance securities                               2          (1)       (18)         67            --          50
      Other financial services securities               35         (23)        (2)         10            --          20
      Other securities                                  17          (5)         3           8            --          23
   Trading securities                                  107         (28)        --         (13)           11          77
   Derivative investments                              195        (237)        29          91            --          78
Future contract benefits:
   Indexed annuity contracts                          (389)         37         --         100            --        (252)
   GLB embedded derivative reserves                   (279)     (2,476)        --        (149)           --      (2,904)
                                                    ------     -------    -------       -----         -----     -------
         Total, net                                 $4,013     $(2,904)   $(1,187)      $ 167         $ 295     $   384
                                                    ======     =======    =======       =====         =====     =======

----------
(1) Transfers in or out of Level 3 for AFS and trading securities are displayed at amortized cost as of the beginning-of-period. For AFS and trading securities, the difference between beginning-of-period amortized cost and beginning-of-period fair value was included in OCI and earnings, respectively, in prior periods.

The following provides the components of the items included in net income, excluding any impact of amortization on DAC, VOBA, DSI and DFEL and changes in future contract benefits, (in millions) as reported above:

                                                            FOR THE YEAR ENDED DECEMBER 31, 2009
                                                  --------------------------------------------------------
                                                                             GAINS
                                                                           (LOSSES)
                                                                          FROM SALES,  UNREALIZED
                                                  (AMORTIZATION)          MATURITIES,    HOLDING
                                                    ACCRETION,           SETTLEMENTS,     GAINS
                                                        NET        OTTI      CALLS     (LOSSES)(1)   TOTAL
                                                  --------------  -----  ------------  -----------  ------
Investments:
   Fixed maturity AFS securities:
      Corporate bonds                                  $(1)       $ (40)     $(5)        $   --     $  (46)
      Foreign government bonds                          --           --        1             --          1
      MBS:
         CMOs                                           --           (6)      (1)            --         (7)
         CMBS                                            1           --       --             --          1
      ABS:
         CDOs                                           --          (37)       2             --        (35)
      Hybrid and redeemable preferred securities        --          (21)      --             --        (21)
   Equity AFS securities:
      Insurance securities                              --           (8)       1             --         (7)
      Other financial services securities               --           (2)      --             --         (2)
      Other securities                                  --           --        2             --          2
   Trading securities(2)                                 2           --       --             33         35
   Derivative investments(3)                            --           --       (1)           (86)       (87)
Future contract benefits:
   Indexed annuity contracts                            --           --       23            (17)         6
   GLB embedded derivative reserves                     --           --       45          2,366      2,411
                                                       ---        -----      ---         ------     ------
         Total, net                                    $ 2        $(114)     $67         $2,296     $2,251
                                                       ===        =====      ===         ======     ======

                                                     FOR THE YEAR ENDED DECEMBER 31, 2008
                                           ---------------------------------------------------------
                                                                      GAINS
                                                                    (LOSSES)
                                                                   FROM SALES,  UNREALIZED
                                           (AMORTIZATION)          MATURITIES,    HOLDING
                                             ACCRETION,           SETTLEMENTS,     GAINS
                                                 NET        OTTI      CALLS     (LOSSES)(1)   TOTAL
                                           --------------  -----  ------------  -----------  -------
Investments:
   Fixed maturity AFS securities:
      Corporate bonds                            $ 1       $(143)    $  (8)       $    --    $  (150)
      MBS:
         CMOs                                      1         (23)        1             --        (21)
         CMBS                                     --          (1)        1             --         --
      ABS:
         CDOs                                     --          (1)        2             --          1
   Equity AFS securities:
      Banking securities                          --          (1)       --             --         (1)
      Insurance securities                        --          (1)       --             --         (1)
      Other financial services securities         --         (23)       --             --        (23)
      Other securities                            --          (6)        1             --         (5)
   Trading securities(2)                           2          (7)       --            (23)       (28)
   Derivative investments(3)                      --          --      (108)          (129)      (237)
Future contract benefits:
   Indexed annuity contracts                      --          --        14             23         37
   GLB embedded derivative reserves               --          --         8         (2,484)    (2,476)
                                                 ---       -----     -----        -------    -------
         Total, net                              $ 4       $(206)    $ (89)       $(2,613)   $(2,904)
                                                 ===       =====     =====        =======    =======

----------
(1) This change in unrealized gains or losses relates to assets and liabilities that we still held as of December 31, 2009 or 2008, as applicable.

(2) Amortization and accretion, net and unrealized holding losses are included in net investment income on our Consolidated Statements of Income. All other amounts are included in realized loss on our Consolidated Statements of Income.

(3) All amounts are included in realized loss on our Consolidated Statements of Income.

23. SEGMENT INFORMATION

We provide products and services in two operating businesses and report results through four business segments as follows:

BUSINESS               CORRESPONDING SEGMENTS
--------------------   ----------------------
Retirement Solutions   Annuities
                       Defined Contribution

Insurance Solutions    Life Insurance
                       Group Protection

We also have Other Operations, which includes the financial data for operations that are not directly related to the business segments. Our reporting segments reflect the manner by which our chief operating decision makers view and manage the business. The following is a brief description of these segments and Other Operations.

RETIREMENT SOLUTIONS

The Retirement Solutions business provides its products through two segments:
Annuities and Defined Contribution. The Retirement Solutions - Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering individual fixed annuities, including indexed annuities and variable annuities. The Retirement Solutions - Defined Contribution segment provides employer-sponsored variable and fixed annuities and mutual-fund based programs in the 401(k), 403(b) and 457 marketplaces.

INSURANCE SOLUTIONS

The Insurance Solutions business provides its products through two segments:
Life Insurance and Group Protection. The Insurance Solutions - Life Insurance segment offers wealth protection and transfer opportunities through term insurance, a linked-benefit product (which is a UL policy linked with riders that provide for long-term care costs) and both single and survivorship versions of UL and VUL, including corporate-owned UL and VUL insurance and bank-owned UL and VUL insurance products. The Insurance Solutions - Group Protection segment offers group life, disability and dental insurance to employers, and its products are marketed primarily through a national distribution system of regional group offices. These offices develop business through employee benefit brokers, third-party administrators and other employee benefit firms.

OTHER OPERATIONS

Other Operations includes investments related to excess capital and other corporate investments; benefit plan net liability; the unamortized deferred gain on indemnity reinsurance related to the sale of reinsurance to Swiss Re in 2001; the results of certain disability income business due to the rescission of a reinsurance agreement with Swiss Re; the Institutional Pension business, which is a closed-block of pension business, the majority of which was sold on a group annuity basis, and is currently in run-off. Segment operating revenues and income (loss) from operations are internal measures used by our management and Board of Directors to evaluate and assess the results of our segments. Income
(loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:

- Realized gains and losses associated with the following ("excluded realized loss"):

     -    Sale or disposal of securities;

     -    Impairments of securities;

     - Change in the fair value of embedded derivatives within certain reinsurance arrangements and the change in the fair value of our related trading securities;

     - Change in the fair value of the derivatives we own to hedge our GDB riders within our variable annuities;

     - Change in the GLB embedded derivative reserves, net of the change in the fair value of the derivatives we own to hedge the changes in the embedded derivative reserves; and

     - Changes in the fair value of the embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC.

- Change in reserves accounted for under the Financial Services - Insurance - Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC resulting from benefit ratio unlocking on our GDB and GLB riders ("benefit ratio unlocking");

-    Income (loss) from the initial adoption of new accounting standards;

- Income (loss) from reserve changes (net of related amortization) on business sold through reinsurance;

-    Gain (loss) on early extinguishment of debt;

-    Losses from the impairment of intangible assets; and

-    Income (loss) from discontinued operations.

Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:

-    Excluded realized loss;

- Amortization of DFEL arising from changes in GDB and GLB benefit ratio unlocking;

- Amortization of deferred gains arising from the reserve changes on business sold through reinsurance; and

-    Revenue adjustments from the initial adoption of new accounting standards.

We use our prevailing corporate federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure. Operating revenues and income (loss) from operations do not replace revenues and net income as the GAAP measures of our consolidated results of operations.

Segment information (in millions) was as follows:

                                   FOR THE YEARS ENDED
                                      DECEMBER 31,
                               --------------------------
                                2009      2008      2007
                               ------    ------    ------
REVENUES
Operating revenues:
   Retirement Solutions:
      Annuities                $2,085    $2,191    $2,276
      Defined Contribution        911       913       968
                               ------    ------    ------
         Total Retirement
            Solutions           2,996     3,104     3,244
                               ------    ------    ------
   Insurance Solutions:
      Life Insurance            3,926     4,003     3,963
      Group Protection          1,713     1,640     1,500
                               ------    ------    ------
         Total Insurance
            Solutions           5,639     5,643     5,463
                               ------    ------    ------
   Other Operations               451       435       473
Excluded realized
   loss, pre-tax                 (643)     (863)     (135)
Amortization of deferred
   gain from reserve changes
   on business sold through
   reinsurance, pre-tax             3         3         9
Amortization of DFEL
   associated with benefit
   ratio unlocking, pre-tax        --         1        --
                               ------    ------    ------
      Total revenues           $8,446    $8,323    $9,054
                               ======    ======    ======

                                    FOR THE YEARS ENDED
                                       DECEMBER 31,
                                 ------------------------
                                  2009     2008     2007
                                 -----    -----    ------
NET INCOME
Income (loss) from operations:
   Retirement Solutions:
      Annuities                  $ 355    $ 154    $  418
      Defined Contribution         124      117       171
                                 -----    -----    ------
         Total Retirement
            Solutions              479      271       589
                                 -----    -----    ------
   Insurance Solutions:
      Life Insurance               617      489       667
      Group Protection             124      104       114
                                 -----    -----    ------
         Total Insurance
            Solutions              741      593       781
                                 -----    -----    ------
   Other Operations                 (7)     (47)      (34)
Excluded realized
   loss, after-tax                (418)    (561)      (88)
Income (loss) from reserve
   changes (net of related
   amortization) on business
   sold through reinsurance,
   after-tax                         2        2        (7)
Impairment of intangibles,
   after-tax                      (709)      --        --
Benefit ratio unlocking,
   after-tax                        --       (4)       (2)
                                 -----    -----    ------
   Net income                    $  88    $ 254    $1,239
                                 =====    =====    ======

                                   FOR THE YEARS ENDED
                                      DECEMBER 31,
                                ------------------------
                                 2009     2008     2007
                                ------   ------   ------
NET INVESTMENT INCOME
Retirement Solutions:
   Annuities                    $1,020   $  958   $1,022
   Defined Contribution            732      695      708
                                ------   ------   ------
      Total Retirement
         Solutions               1,752    1,653    1,730
                                ------   ------   ------
Insurance Solutions:
   Life Insurance                1,827    1,867    1,975
   Group Protection                127      117      115
                                ------   ------   ------
      Total Insurance
         Solutions               1,954    1,984    2,090
                                ------   ------   ------
Other Operations                   300      338      361
                                ------   ------   ------
         Total net investment
            income              $4,006   $3,975   $4,181
                                ======   ======   ======

                                  FOR THE YEARS ENDED
                                     DECEMBER 31,
                                 --------------------
                                 2009    2008    2007
                                 ----   ------   ----
AMORTIZATION OF DAC AND
   VOBA, NET OF INTEREST
Retirement Solutions:
   Annuities                     $356   $  729   $373
   Defined Contribution            71      130     93
                                 ----   ------   ----
      Total Retirement
         Solutions                427      859    466
                                 ----   ------   ----
Insurance Solutions:
   Life Insurance                 519      519    486
   Group Protection                46       36     31
                                 ----   ------   ----
      Total Insurance
         Solutions                565      555    517
                                 ----   ------   ----
         Total amortization of
            DAC and VOBA,
            net of interest      $992   $1,414   $983
                                 ====   ======   ====

                                     FOR THE YEARS ENDED
                                        DECEMBER 31,
                                   ----------------------
                                    2009     2008    2007
                                   -----    -----    ----
FEDERAL INCOME TAX
   EXPENSE (BENEFIT)
Retirement Solutions:
   Annuities                       $  42    $ (76)   $123
   Defined Contribution               45       26      66
                                   -----    -----    ----
      Total Retirement
         Solutions                    87      (50)    189
                                   -----    -----    ----
Insurance Solutions:
   Life Insurance                    271      240     338
   Group Protection                   67       56      61
                                   -----    -----    ----
      Total Insurance
         Solutions                   338      296     399
                                   -----    -----    ----
Other Operations                     (21)     (11)    (33)
Excluded realized loss              (225)    (302)    (47)
Amortization of deferred gain
   (loss) on reinsurance related
   to reserve changes                  1        1      (3)
                                   -----    -----    ----
Impairment of intangibles            (16)      --      --
Benefit ratio unlocking               (1)      (2)     (1)
                                   -----    -----    ----
         Total federal income
            tax expense
            (benefit)              $ 163    $ (68)   $504
                                   =====    =====    ====

                                    AS OF DECEMBER 31,
                                   -------------------
                                     2009       2008
                                   --------   --------
ASSETS
Retirement Solutions:
   Annuities                       $ 80,700   $ 65,206
   Defined Contribution              26,689     22,930
                                   --------   --------
      Total Retirement Solutions    107,389     88,136
                                   --------   --------
Insurance Solutions:
   Life Insurance                    50,825     46,588
   Group Protection                   2,845      2,482
                                   --------   --------
      Total Insurance Solutions      53,670     49,070
                                   --------   --------
Other Operations                     13,148     11,733
                                   --------   --------
         Total                     $174,207   $148,939
                                   ========   ========

24. SUPPLEMENTAL DISCLOSURES OF CASH FLOW DATA

The following summarizes our supplemental cash flow data (in millions):

                                       FOR THE YEARS ENDED
                                           DECEMBER 31,
                                      ---------------------
                                       2009    2008    2007
                                      -----    ----    ----
Interest paid                         $  96    $ 81    $104
Income taxes paid (received)            (15)    (23)    194
Significant non-cash investing
   and financing transactions:
   Funds withheld agreement
      with LNBAR:
      Carrying value of assets        $ 790    $ --    $ --
      Carrying value of
         liabilities                   (790)     --      --
                                      -----    ----    ----
         Total acquired from
            LNBAR                     $  --    $ --    $ --
                                      =====    ====    ====
   Capital contribution of LFM:
      Carrying value of assets
         (includes cash and
         invested cash)               $ 364    $ --    $ --
      Carrying value of liabilities     (84)     --      --
                                      -----    ----    ----
         Total capital contribution
            of LFM                    $ 280    $ --    $ --
                                      =====    ====    ====
   Reinsurance assumed from FPP:
      Carrying value of assets        $  63    $ --    $ --
      Carrying value of
         liabilities                    (63)     --      --
                                      -----    ----    ----
         Total reinsurance assumed
            from FPP                  $  --    $ --    $ --
                                      =====    ====    ====

                                      FOR THE YEARS ENDED
                                         DECEMBER 31,
                                    ----------------------
                                    2009    2008     2007
                                    ----   -----   -------
Sale of subsidiaries/business
   Proceeds from sale of
      subsidiaries/business         $ 6    $  --   $    --
   Assets disposed (includes
      cash and invested
      cash)                          (5)      --        --
                                    ----   -----   -------
      Gain on sale of subsidiary/
         business                   $ 1    $  --   $    --
                                    ====   =====   =======
Reinsurance ceded to LNBAR:
   Carrying value of assets         $--    $ 360   $    --
   Carrying value of
      liabilities                    --     (360)       --
                                    ----   -----   -------
      Total reinsurance
         ceded to LNBAR             $--    $  --   $    --
                                    ====   =====   =======
Dividend of FPP:
   Carrying value of assets
      (includes cash and
      invested cash)                $--    $  --   $ 2,772
   Carrying value of
      liabilities                    --       --    (2,280)
                                    ----   -----   -------
      Total dividend of FPP         $--    $  --   $   492
                                    ====   =====   =======
Business combinations:
   Fair value of assets acquired
      (includes cash and
      invested cash)                $--    $  --   $    41
   Fair value of liabilities
      assumed                        --       --       (50)
                                    ----   -----   -------
      Total purchase price          $--    $  --   $    (9)
                                    ====   =====   =======

25. TRANSACTIONS WITH AFFILIATES

Transactions with affiliates (in millions) recorded on our consolidated financial statements were as follows:

                                     AS OF DECEMBER 31,
                                     ------------------
                                       2009       2008
                                      ------    -------
Assets with affiliates:
   Corporate bonds(1)                 $  100    $  115
   Reinsurance on ceded
      reinsurance contracts(2)           279       152
   Cash management agreement
      investment(3)                      142       478
   Service agreement receivable(3)       (51)      (13)
Liabilities with affiliates:
   Reinsurance future contract
      benefits on ceded reinsurance
      contracts(4)                     2,414     4,688
   Inter-company short-term debt(5)       21         4
   Inter-company long-term debt(6)     1,675     1,841

                                   FOR THE YEARS ENDED
                                       DECEMBER 31,
                                 -----------------------
                                  2009     2008     2007
                                 -----    -----    -----
Revenues with affiliates:
   Premiums paid on ceded
      reinsurance contracts(7)   $(235)   $(222)   $(308)
   Net investment income on
      cash management
      agreement(8)                   1       11       28
   Fees for management of
      general account(8)           (68)     (65)     (62)
Benefits and expenses with
   affiliates:
   Reinsurance (recoveries)
      benefits on ceded
      reinsurance contracts(9)    (220)    (655)    (337)
   Service agreement
      payments(10)                  21       (2)      10
   Transfer pricing
      arrangement(10)              (32)     (32)     (38)
   Interest expense on
      inter-company debt(11)        90       83       82

----------
(1)  Reported in fixed maturity AFS securities on our Consolidated Balance
     Sheets.

(2) Reported in reinsurance related embedded derivatives on our Consolidated Balance Sheets.

(3)  Reported in other assets on our Consolidated Balance Sheets.

(4)  Reported in future contract benefits on our Consolidated Balance Sheets.

(5)  Reported in short-term debt on our Consolidated Balance Sheets.

(6)  Reported in long-term debt on our Consolidated Balance Sheets.

(7)  Reported in insurance premiums on our Consolidated Statements of Income.

(8)  Reported in net investment income on our Consolidated Statement of Income.

(9)  Reported in benefits on our Consolidated Statements of Income.

(10) Reported in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income.

(11) Reported in interest and debt expense on our Consolidated Statements of Income.

CORPORATE BONDS

LNC issues corporate bonds to us for a predetermined face value to be repaid by LNC at a predetermined maturity with a specified interest rate. We purchase these investments for our segmented portfolios that have yield, duration and other characteristics.

CASH MANAGEMENT AGREEMENT

In order to manage our capital more efficiently, we participate in an inter-company cash management program where LNC can lend to or borrow from us to meet short-term borrowing needs. The cash management program is essentially a series of demand loans, which are permitted under applicable insurance laws, among LNC and its affiliates that reduces overall borrowing costs by allowing LNC and its subsidiaries to access internal resources instead of incurring third-party transaction costs. The borrowing and lending limit is currently the lesser of 3% of our admitted assets and 25% of its surplus, in both cases, as of its most recent year end.

SERVICE AGREEMENT

In accordance with service agreements with LNC and other subsidiaries of LNC for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and also receive an allocation of corporate overhead from LNC. Corporate overhead expenses are assigned based on specific methodologies for each function. The majority of the expenses are assigned based on the following methodologies: assets by product, assets under management, weighted number of policy applications, weighted policies in force and sales.

TRANSFER PRICING ARRANGEMENT

A transfer pricing arrangement is in place between LFD and Delaware Management Holdings, Inc. ("Delaware") related to the wholesaling of Delaware's investment products.

FEES FOR MANAGEMENT OF GENERAL ACCOUNT

Delaware is responsible for the management of our general account investments. On January 4, 2010, we closed on a purchase and sale agreement pursuant to which all of the outstanding capital stock of Delaware was sold. In addition, we entered into investment advisory agreements with Delaware, pursuant to which Delaware will continue to manage the majority of our general account insurance assets.

CEDED REINSURANCE CONTRACTS

As discussed in Note 9, we cede and accept reinsurance from affiliated companies. We cede certain guaranteed benefit risks

(including certain GDB and GWB benefits) to LNBAR. We also cede reserves related to certain risks for certain UL policies, which resulted from recent actuarial reserving guidelines.

As discussed in Note 3, we cede to LNBAR the risk under certain UL contracts for no-lapse benefit guarantees.

Substantially all reinsurance ceded to affiliated companies is with unauthorized companies. To take a reserve credit for such reinsurance, we hold assets from the reinsurer, including funds held under reinsurance treaties, and are the beneficiary on letters of credit aggregating $2.4 billion and $1.7 billion as of December 31, 2009 and 2008, respectively. The letters of credit are issued by banks and represent guarantees of performance under the reinsurance agreement, and are guaranteed by LNC.

                     LINCOLN LIFE VARIABLE ANNUITY ACCOUNT Q

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2009

                                                                                                           MORTALITY &
                                                                                                             EXPENSE
                                                                CONTRACT                      CONTRACT      GUARANTEE
                                                                PURCHASES                   REDEMPTIONS      CHARGES
                                                                DUE FROM                       DUE TO       PAYABLE TO
                                                               THE LINCOLN                  THE LINCOLN    THE LINCOLN
                                                              NATIONAL LIFE                NATIONAL LIFE  NATIONAL LIFE
                                                                INSURANCE                    INSURANCE      INSURANCE
SUBACCOUNT                                       INVESTMENTS     COMPANY     TOTAL ASSETS     COMPANY        COMPANY      NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class B            $ 1,520,608     $ 1,733      $ 1,522,341     $    --          $ 37      $ 1,522,304
ABVPSF Growth and Income Class B                   2,080,637       1,007        2,081,644          --            49        2,081,595
American Century VP Inflation Protection             122,251         464          122,715          --             3          122,712
American Funds Global Growth Class 2               6,157,484       3,790        6,161,274          --           126        6,161,148
American Funds Growth Class 2                     29,173,953       6,884       29,180,837          --           611       29,180,226
American Funds Growth-Income Class 2              16,013,472       3,851       16,017,323          --           308       16,017,015
American Funds International Class 2              13,661,872       1,081       13,662,953          --           294       13,662,659
BlackRock Global Allocation V.I.                      84,982           5           84,987          --             2           84,985
Delaware VIP Diversified Income                    8,323,472      23,504        8,346,976          --           184        8,346,792
Delaware VIP High Yield                            2,554,786         642        2,555,428          --            53        2,555,375
Delaware VIP REIT                                  5,454,489       3,365        5,457,854          --           133        5,457,721
Delaware VIP Small Cap Value Service Class         6,457,138       2,772        6,459,910          --           156        6,459,754
Delaware VIP Trend                                 4,691,288          --        4,691,288      13,080           106        4,678,102
Delaware VIP Value                                 6,250,743       2,806        6,253,549          --           130        6,253,419
DWS VIP Alternative Asset Allocation Plus
   Class A                                            53,899          --           53,899          --             1           53,898
DWS VIP Equity 500 Index Class A                   6,582,647         740        6,583,387          --           150        6,583,237
DWS VIP Small Cap Index Class A                    2,591,752         682        2,592,434          --            57        2,592,377
Fidelity VIP Contrafund Service Class             12,095,374       5,820       12,101,194          --           259       12,100,935
Fidelity VIP Growth Service Class                  2,635,441       2,134        2,637,575          --            64        2,637,511
LVIP Baron Growth Opportunities Service Class      5,002,162       4,610        5,006,772          --           123        5,006,649
LVIP Cohen & Steers Global Real Estate               211,859          87          211,946          --             5          211,941
LVIP Delaware Bond                                14,920,233       1,533       14,921,766          --           321       14,921,445
LVIP Delaware Foundation Aggressive Allocation     2,037,896       1,362        2,039,258          --            49        2,039,209
LVIP Delaware Foundation Conservative
   Allocation                                      7,159,607         730        7,160,337          --           133        7,160,204
LVIP Delaware Foundation Moderate Allocation          50,284          87           50,371          --             1           50,370
LVIP Delaware Growth and Income                    9,934,667          --        9,934,667       5,482           203        9,928,982
LVIP Delaware Social Awareness                     9,606,353          --        9,606,353       3,909           189        9,602,255
LVIP Delaware Special Opportunities                7,924,979       3,719        7,928,698          --           173        7,928,525
LVIP Global Income                                    45,922          86           46,008          --             1           46,007
LVIP Janus Capital Appreciation                    4,535,819         567        4,536,386          --           100        4,536,286
LVIP Mondrian International Value                  8,505,364          --        8,505,364       1,232           176        8,503,956
LVIP Money Market                                  9,402,467       5,731        9,408,198          --           220        9,407,978
LVIP SSgA Bond Index                                  50,375          --           50,375          --             1           50,374
LVIP SSgA Emerging Markets 100                       340,077         659          340,736          --             9          340,727
LVIP SSgA International Index                         13,408          92           13,500          --            --           13,500
LVIP SSgA S&P 500 Index                              561,985         641          562,626          --            15          562,611
LVIP SSgA Small-Cap Index                             73,113         375           73,488          --             2           73,486
LVIP T. Rowe Price Structured Mid-Cap Growth       3,384,215         392        3,384,607          --            81        3,384,526
LVIP Wells Fargo Intrinsic Value                   7,747,430          --        7,747,430       7,868           163        7,739,399
LVIP Wilshire 2010 Profile                           301,493          35          301,528          --             8          301,520
LVIP Wilshire 2020 Profile                           757,618       4,850          762,468          --            20          762,448
LVIP Wilshire 2030 Profile                         1,213,684       5,884        1,219,568          --            29        1,219,539
LVIP Wilshire 2040 Profile                           712,328       6,304          718,632          --            17          718,615
LVIP Wilshire Aggressive Profile                   4,796,680      12,454        4,809,134          --           122        4,809,012
LVIP Wilshire Conservative Profile                 2,155,940       3,517        2,159,457          --            52        2,159,405
LVIP Wilshire Moderate Profile                     6,544,885      15,137        6,560,022          --           158        6,559,864
LVIP Wilshire Moderately Aggressive Profile        7,927,056      39,312        7,966,368          --           188        7,966,180
MFS VIT Utilities                                  6,643,327       4,710        6,648,037          --           164        6,647,873
NB AMT Mid-Cap Growth                              3,922,583          --        3,922,583      16,377            95        3,906,111

See accompanying notes.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 2009

                                                   DIVIDENDS
                                                      FROM       MORTALITY AND         NET
                                                   INVESTMENT       EXPENSE         INVESTMENT
SUBACCOUNT                                           INCOME    GUARANTEE CHARGES  INCOME (LOSS)
-----------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class B               $     --       $ (10,056)        $(10,056)
ABVPSF Growth and Income Class B                      67,790         (15,516)          52,274
American Century VP Inflation Protection                 623            (191)             432
American Funds Global Growth Class 2                  72,071         (34,961)          37,110
American Funds Growth Class 2                        161,548        (181,912)         (20,364)
American Funds Growth-Income Class 2                 220,166         (92,143)         128,023
American Funds International Class 2                 176,232         (85,479)          90,753
BlackRock Global Allocation V.I.                         994            (154)             840
Delaware VIP Diversified Income                      452,445         (59,297)         393,148
Delaware VIP High Yield                              128,125         (14,693)         113,432
Delaware VIP REIT                                    185,931         (36,164)         149,767
Delaware VIP Small Cap Value Service Class            32,717         (44,428)         (11,711)
Delaware VIP Trend                                        --         (29,787)         (29,787)
Delaware VIP Value                                   175,039         (40,094)         134,945
DWS VIP Alternative Asset Allocation Plus Class A         --             (87)             (87)
DWS VIP Equity 500 Index Class A                     162,069         (46,956)         115,113
DWS VIP Small Cap Index Class A                       36,938         (17,000)          19,938
Fidelity VIP Contrafund Service Class                135,330         (78,972)          56,358
Fidelity VIP Growth Service Class                      7,720         (18,517)         (10,797)
LVIP Baron Growth Opportunities Service Class             --         (35,910)         (35,910)
LVIP Cohen & Steers Global Real Estate                    --          (1,319)          (1,319)
LVIP Delaware Bond                                   606,700        (105,144)         501,556
LVIP Delaware Foundation Aggressive Allocation        29,627         (14,609)          15,018
LVIP Delaware Foundation Conservative Allocation     192,221         (48,440)         143,781
LVIP Delaware Foundation Moderate Allocation             576             (70)             506
LVIP Delaware Growth and Income                       97,781         (64,560)          33,221
LVIP Delaware Social Awareness                        58,634         (56,653)           1,981
LVIP Delaware Special Opportunities                   66,522         (51,654)          14,868
LVIP Global Income                                       675            (100)             575
LVIP Janus Capital Appreciation                       33,098         (30,693)           2,405
LVIP Mondrian International Value                    250,277         (55,547)         194,730
LVIP Money Market                                     30,720         (86,036)         (55,316)
LVIP SSgA Bond Index                                     171             (64)             107
LVIP SSgA Emerging Markets 100                         3,232            (725)           2,507
LVIP SSgA International Index                            172             (40)             132
LVIP SSgA S&P 500 Index                                6,610          (3,700)           2,910
LVIP SSgA Small-Cap Index                                439            (449)             (10)
LVIP T. Rowe Price Structured Mid-Cap Growth           2,779         (22,384)         (19,605)
LVIP Wells Fargo Intrinsic Value                      80,674         (49,806)          30,868
LVIP Wilshire 2010 Profile                             4,391          (1,318)           3,073
LVIP Wilshire 2020 Profile                            10,705          (4,765)           5,940
LVIP Wilshire 2030 Profile                            14,638          (6,703)           7,935
LVIP Wilshire 2040 Profile                             6,335          (3,758)           2,577
LVIP Wilshire Aggressive Profile                     266,620         (33,794)         232,826
LVIP Wilshire Conservative Profile                    81,144         (17,098)          64,046
LVIP Wilshire Moderate Profile                       246,035         (47,404)         198,631
LVIP Wilshire Moderately Aggressive Profile          295,319         (51,441)         243,878
MFS VIT Utilities                                    269,534         (49,097)         220,437
NB AMT Mid-Cap Growth                                     --         (27,744)         (27,744)

See accompanying notes.

                                                                    DIVIDENDS                       NET CHANGE      NET INCREASE
                                                                       FROM          TOTAL        IN UNREALIZED      (DECREASE)
                                                    NET REALIZED   NET REALIZED   NET REALIZED   APPRECIATION OR   IN NET ASSETS
                                                     GAIN (LOSS)     GAIN ON      GAIN (LOSS)      DEPRECIATION      RESULTING
SUBACCOUNT                                         ON INVESTMENTS  INVESTMENTS   ON INVESTMENTS   ON INVESTMENTS  FROM OPERATIONS
---------------------------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class B               $   (37,890)     $     --      $   (37,890)     $  531,292       $  483,346
ABVPSF Growth and Income Class B                       (308,104)           --         (308,104)        600,413          344,583
American Century VP Inflation Protection                    145            --              145             720            1,297
American Funds Global Growth Class 2                   (188,875)           --         (188,875)      1,831,924        1,680,159
American Funds Growth Class 2                        (1,554,793)           --       (1,554,793)      9,591,568        8,016,411
American Funds Growth-Income Class 2                 (1,126,932)           --       (1,126,932)      4,684,107        3,685,198
American Funds International Class 2                   (709,944)       56,344         (653,600)      4,457,477        3,894,630
BlackRock Global Allocation V.I.                            607            --              607           1,112            2,559
Delaware VIP Diversified Income                          23,125            --           23,125       1,311,612        1,727,885
Delaware VIP High Yield                                 (62,540)           --          (62,540)        653,989          704,881
Delaware VIP REIT                                      (829,812)           --         (829,812)      1,704,583        1,024,538
Delaware VIP Small Cap Value Service Class             (314,318)           --         (314,318)      1,835,431        1,509,402
Delaware VIP Trend                                     (322,308)           --         (322,308)      1,964,278        1,612,183
Delaware VIP Value                                     (502,157)           --         (502,157)      1,253,737          886,525
DWS VIP Alternative Asset Allocation Plus Class A            12            --               12           1,364            1,289
DWS VIP Equity 500 Index Class A                       (428,967)           --         (428,967)      1,661,645        1,347,791
DWS VIP Small Cap Index Class A                        (200,146)      138,534          (61,612)        574,744          533,070
Fidelity VIP Contrafund Service Class                (1,262,827)        2,906       (1,259,921)      4,407,483        3,203,920
Fidelity VIP Growth Service Class                      (110,534)        1,981         (108,553)        678,330          558,980
LVIP Baron Growth Opportunities Service Class          (238,444)           --         (238,444)      1,609,326        1,334,972
LVIP Cohen & Steers Global Real Estate                  (14,202)           --          (14,202)         70,002           54,481
LVIP Delaware Bond                                          (79)           --              (79)      1,685,778        2,187,255
LVIP Delaware Foundation Aggressive Allocation         (176,042)           --         (176,042)        627,902          466,878
LVIP Delaware Foundation Conservative Allocation       (744,119)           --         (744,119)      2,062,437        1,462,099
LVIP Delaware Foundation Moderate Allocation                  2            --                2           1,880            2,388
LVIP Delaware Growth and Income                      (1,266,033)           --       (1,266,033)      3,094,259        1,861,447
LVIP Delaware Social Awareness                         (332,097)      425,674           93,577       2,055,349        2,150,907
LVIP Delaware Special Opportunities                    (480,992)      205,659         (275,333)      2,047,450        1,786,985
LVIP Global Income                                           28            --               28            (235)             368
LVIP Janus Capital Appreciation                        (193,671)           --         (193,671)      1,459,790        1,268,524
LVIP Mondrian International Value                      (706,947)       58,980         (647,967)      1,900,155        1,446,918
LVIP Money Market                                            --           110              110              --          (55,206)
LVIP SSgA Bond Index                                         70            --               70            (362)            (185)
LVIP SSgA Emerging Markets 100                            1,696            --            1,696          23,177           27,380
LVIP SSgA International Index                                66            --               66             774              972
LVIP SSgA S&P 500 Index                                  (5,181)           --           (5,181)        110,328          108,057
LVIP SSgA Small-Cap Index                               (11,329)          112          (11,217)         22,788           11,561
LVIP T. Rowe Price Structured Mid-Cap Growth            (82,494)           --          (82,494)      1,097,139          995,040
LVIP Wells Fargo Intrinsic Value                       (915,709)           --         (915,709)      2,274,115        1,389,274
LVIP Wilshire 2010 Profile                                1,646         2,416            4,062          26,273           33,408
LVIP Wilshire 2020 Profile                                3,684         7,751           11,435         101,356          118,731
LVIP Wilshire 2030 Profile                               (3,455)        9,209            5,754         183,813          197,502
LVIP Wilshire 2040 Profile                                5,149         5,618           10,767         108,918          122,262
LVIP Wilshire Aggressive Profile                       (126,528)      209,912           83,384         724,974        1,041,184
LVIP Wilshire Conservative Profile                      (43,611)       16,921          (26,690)        377,570          414,926
LVIP Wilshire Moderate Profile                         (108,101)      105,854           (2,247)      1,159,786        1,356,170
LVIP Wilshire Moderately Aggressive Profile            (179,571)      168,110          (11,461)      1,346,561        1,578,978
MFS VIT Utilities                                      (410,147)           --         (410,147)      1,800,265        1,610,555
NB AMT Mid-Cap Growth                                  (117,095)           --         (117,095)      1,047,058          902,219

STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2008 AND 2009

                                                              ABVPSF                                 AMERICAN
                                                              GLOBAL       ABVPSF      AMERICAN       FUNDS
                                                             THEMATIC    GROWTH AND    CENTURY        GLOBAL
                                                              GROWTH       INCOME    VP INFLATION     GROWTH
                                                             CLASS B       CLASS B    PROTECTION     CLASS 2
                                                            SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
--------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                               $1,505,591  $ 3,634,046    $     --    $ 5,440,876
Changes From Operations:
   - Net investment income (loss)                              (10,278)      23,202          --         57,978
   - Net realized gain (loss) on investments                     5,033      294,394          --        334,306
   - Net change in unrealized depreciation on investments     (743,340)  (1,640,509)         --     (2,654,385)
                                                            ----------  -----------    --------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                            (748,585)  (1,322,913)         --     (2,262,101)
Change From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                        529,783      631,017          --      2,023,223
   - Contract withdrawals                                     (455,589)  (1,184,462)         --     (1,445,653)
                                                            ----------  -----------    --------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                 74,194     (553,445)         --        577,570
                                                            ----------  -----------    --------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                       (674,391)  (1,876,358)         --     (1,684,531)
                                                            ----------  -----------    --------    -----------
NET ASSETS AT DECEMBER 31, 2008                                831,200    1,757,688          --      3,756,345
Changes From Operations:
   - Net investment income (loss)                              (10,056)      52,274         432         37,110
   - Net realized gain (loss) on investments                   (37,890)    (308,104)        145       (188,875)
   - Net change in unrealized appreciation or depreciation
     on investments                                            531,292      600,413         720      1,831,924
                                                            ----------  -----------    --------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                             483,346      344,583       1,297      1,680,159
Change From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                        340,804      400,864     126,022      1,461,893
   - Contract withdrawals                                     (133,046)    (421,540)     (4,607)      (737,249)
                                                            ----------  -----------    --------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                207,758      (20,676)    121,415        724,644
                                                            ----------  -----------    --------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                        691,104      323,907     122,712      2,404,803
                                                            ----------  -----------    --------    -----------
NET ASSETS AT DECEMBER 31, 2009                             $1,522,304  $ 2,081,595    $122,712    $ 6,161,148
                                                            ==========  ===========    ========    ===========

See accompanying notes.

                                                              AMERICAN       AMERICAN       AMERICAN
                                                                FUNDS         FUNDS          FUNDS         BLACKROCK
                                                               GROWTH     GROWTH-INCOME  INTERNATIONAL       GLOBAL
                                                               CLASS 2       CLASS 2        CLASS 2     ALLOCATION V.I.
                                                             SUBACCOUNT     SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                               $ 47,566,654   $ 23,278,052   $ 20,099,317      $     --
Changes From Operations:
   - Net investment income (loss)                                    741        176,450        149,010            --
   - Net realized gain (loss) on investments                   3,358,994       (179,822)     1,566,266            --
   - Net change in unrealized depreciation on investments    (22,437,938)    (8,728,153)    (9,763,477)           --
                                                            ------------   ------------   ------------      --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                           (19,078,203)    (8,731,525)    (8,048,201)           --
Change From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                        6,750,851      5,729,124      4,311,059            --
   - Contract withdrawals                                    (14,167,705)    (7,958,153)    (7,139,793)           --
                                                            ------------   ------------   ------------      --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                               (7,416,854)    (2,229,029)    (2,828,734)           --
                                                            ------------   ------------   ------------      --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                      (26,495,057)   (10,960,554)   (10,876,935)           --
                                                            ------------   ------------   ------------      --------
NET ASSETS AT DECEMBER 31, 2008                               21,071,597     12,317,498      9,222,382            --
Changes From Operations:
   - Net investment income (loss)                                (20,364)       128,023         90,753           840
   - Net realized gain (loss) on investments                  (1,554,793)    (1,126,932)      (653,600)          607
   - Net change in unrealized appreciation or depreciation
     on investments                                            9,591,568      4,684,107      4,457,477         1,112
                                                            ------------   ------------   ------------      --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                             8,016,411      3,685,198      3,894,630         2,559
Change From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                        4,315,994      2,577,808      2,670,761       123,992
   - Contract withdrawals                                     (4,223,776)    (2,563,489)    (2,125,114)      (41,566)
                                                            ------------   ------------   ------------      --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                   92,218         14,319        545,647        82,426
                                                            ------------   ------------   ------------      --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                        8,108,629      3,699,517      4,440,277        84,985
                                                            ------------   ------------   ------------      --------
NET ASSETS AT DECEMBER 31, 2009                             $ 29,180,226   $ 16,017,015   $ 13,662,659      $ 84,985
                                                            ============   ============   ============      ========

                                                                                                      DELAWARE VIP
                                                            DELAWARE VIP                                SMALL CAP
                                                            DIVERSIFIED   DELAWARE VIP  DELAWARE VIP      VALUE      DELAWARE VIP
                                                               INCOME      HIGH YIELD       REIT      SERVICE CLASS      TREND
                                                             SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                                $ 7,443,239   $1,480,925    $ 7,744,450   $ 8,227,840    $ 8,230,021
Changes From Operations:
   - Net investment income (loss)                                265,170      111,069         99,690       (23,686)       (46,827)
   - Net realized gain (loss) on investments                     (14,463)     (42,201)     1,505,006       (72,779)       834,194
   - Net change in unrealized depreciation on investments       (805,951)    (477,649)    (3,952,482)   (2,212,641)    (4,126,684)
                                                             -----------   ----------    -----------   -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                              (555,244)    (408,781)    (2,347,786)   (2,309,106)    (3,339,317)
Change From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                        3,589,684      496,729      1,724,162     1,927,551      1,204,878
   - Contract withdrawals                                     (3,647,380)    (343,388)    (2,970,101)   (3,250,921)    (3,019,110)
                                                             -----------   ----------    -----------   -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                  (57,696)     153,341     (1,245,939)   (1,323,370)    (1,814,232)
                                                             -----------   ----------    -----------   -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                         (612,940)    (255,440)    (3,593,725)   (3,632,476)    (5,153,549)
                                                             -----------   ----------    -----------   -----------    -----------
NET ASSETS AT DECEMBER 31, 2008                                6,830,299    1,225,485      4,150,725     4,595,364      3,076,472
Changes From Operations:
   - Net investment income (loss)                                393,148      113,432        149,767       (11,711)       (29,787)
   - Net realized gain (loss) on investments                      23,125      (62,540)      (829,812)     (314,318)      (322,308)
   - Net change in unrealized appreciation or depreciation
     on investments                                            1,311,612      653,989      1,704,583     1,835,431      1,964,278
                                                             -----------   ----------    -----------   -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                             1,727,885      704,881      1,024,538     1,509,402      1,612,183
Change From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                        1,466,321    1,116,860      1,152,219     1,297,705        607,768
   - Contract withdrawals                                     (1,677,713)    (491,851)      (869,761)     (942,717)      (618,321)
                                                             -----------   ----------    -----------   -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                 (211,392)     625,009        282,458       354,988        (10,553)
                                                             -----------   ----------    -----------   -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                        1,516,493    1,329,890      1,306,996     1,864,390      1,601,630
                                                             -----------   ----------    -----------   -----------    -----------
NET ASSETS AT DECEMBER 31, 2009                              $ 8,346,792   $2,555,375    $ 5,457,721   $ 6,459,754    $ 4,678,102
                                                             ===========   ==========    ===========   ===========    ===========

                                                                             DWS VIP
                                                                           ALTERNATIVE
                                                                              ASSET        DWS VIP        DWS VIP
                                                            DELAWARE VIP   ALLOCATION    EQUITY 500      SMALL CAP
                                                                VALUE     PLUS CLASS A  INDEX CLASS A  INDEX CLASS A
                                                             SUBACCOUNT    SUBACCOUNT    SUBACCOUNT      SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                                $ 9,273,507     $    --     $11,505,586    $ 3,299,079
Changes From Operations:
   - Net investment income (loss)                                152,751          --         143,931         23,187
   - Net realized gain (loss) on investments                     445,467          --          89,532        189,374
   - Net change in unrealized depreciation on investments     (3,490,041)         --      (4,011,068)    (1,263,505)
                                                             -----------     -------     -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                            (2,891,823)         --      (3,777,605)    (1,050,944)
Change From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                        1,237,644          --       1,477,841        739,995
   - Contract withdrawals                                     (2,250,007)         --      (3,520,686)    (1,014,933)
                                                             -----------     -------     -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                               (1,012,363)         --      (2,042,845)      (274,938)
                                                             -----------     -------     -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                       (3,904,186)         --      (5,820,450)    (1,325,882)
                                                             -----------     -------     -----------    -----------
NET ASSETS AT DECEMBER 31, 2008                                5,369,321          --       5,685,136      1,973,197
Changes From Operations:
   - Net investment income (loss)                                134,945         (87)        115,113         19,938
   - Net realized gain (loss) on investments                    (502,157)         12        (428,967)       (61,612)
   - Net change in unrealized appreciation or depreciation
     on investments                                            1,253,737       1,364       1,661,645        574,744
                                                             -----------     -------     -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                               886,525       1,289       1,347,791        533,070
Change From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                        1,039,476      52,873         849,302        505,902
   - Contract withdrawals                                     (1,041,903)       (264)     (1,298,992)      (419,792)
                                                             -----------     -------     -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                   (2,427)     52,609        (449,690)        86,110
                                                             -----------     -------     -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                          884,098      53,898         898,101        619,180
                                                             -----------     -------     -----------    -----------
NET ASSETS AT DECEMBER 31, 2009                              $ 6,253,419     $53,898     $ 6,583,237    $ 2,592,377
                                                             ===========     =======     ===========    ===========

See accompanying notes.


                                                                                           LVIP BARON         LVIP
                                                             FIDELITY VIP  FIDELITY VIP      GROWTH      COHEN & STEERS
                                                              CONTRAFUND      GROWTH      OPPORTUNITIES      GLOBAL
                                                            SERVICE CLASS  SERVICE CLASS  SERVICE CLASS   REAL ESTATE
                                                              SUBACCOUNT    SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                                $17,581,106    $ 3,890,734    $ 5,965,570      $ 55,240
Changes From Operations:
   - Net investment income (loss)                                 23,187         (2,394)       (42,203)          919
   - Net realized gain (loss) on investments                    (228,756)        52,995        157,208        (4,781)
   - Net change in unrealized depreciation on investments     (7,074,832)    (1,692,980)    (2,410,959)      (60,109)
                                                             -----------    -----------    -----------      --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                            (7,280,401)    (1,642,379)    (2,295,954)      (63,971)
Change From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                        3,764,886        889,242      1,339,580       137,156
   - Contract withdrawals                                     (4,658,998)    (1,307,879)    (1,619,192)      (29,980)
                                                             -----------    -----------    -----------      --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                 (894,112)      (418,637)      (279,612)      107,176
                                                             -----------    -----------    -----------      --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                       (8,174,513)    (2,061,016)    (2,575,566)       43,205
                                                             -----------    -----------    -----------      --------
NET ASSETS AT DECEMBER 31, 2008                                9,406,593      1,829,718      3,390,004        98,445
Changes From Operations:
   - Net investment income (loss)                                 56,358        (10,797)       (35,910)       (1,319)
   - Net realized gain (loss) on investments                  (1,259,921)      (108,553)      (238,444)      (14,202)
   - Net change in unrealized appreciation or depreciation
     on investments                                            4,407,483        678,330      1,609,326        70,002
                                                             -----------    -----------    -----------      --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                             3,203,920        558,980      1,334,972        54,481
Change From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                        2,312,964        540,872      1,041,518       128,876
   - Contract withdrawals                                     (2,822,542)      (292,059)      (759,845)      (69,861)
                                                             -----------    -----------    -----------      --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                 (509,578)       248,813        281,673        59,015
                                                             -----------    -----------    -----------      --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                        2,694,342        807,793      1,616,645       113,496
                                                             -----------    -----------    -----------      --------
NET ASSETS AT DECEMBER 31, 2009                              $12,100,935    $ 2,637,511    $ 5,006,649      $211,941
                                                             ===========    ===========    ===========      ========

                                                                             LVIP         LVIP
                                                                           DELAWARE     DELAWARE    LVIP DELAWARE      LVIP
                                                                LVIP      FOUNDATION   FOUNDATION    FOUNDATION      DELAWARE
                                                              DELAWARE    AGGRESSIVE  CONSERVATIVE    MODERATE      GROWTH AND
                                                                BOND      ALLOCATION   ALLOCATION    ALLOCATION       INCOME
                                                             SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                               $15,158,631  $ 2,956,804   $14,860,701     $    --     $17,771,323
Changes From Operations:
   - Net investment income (loss)                               511,990      126,003       166,201          --          66,181
   - Net realized gain (loss) on investments                   (204,090)     136,870       707,870          --         918,606
   - Net change in unrealized depreciation on investments      (908,574)  (1,164,201)   (4,203,362)         --      (6,649,142)
                                                            -----------  -----------   -----------     -------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                             (600,674)    (901,328)   (3,329,291)         --      (5,664,355)
Change From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                       4,468,221      564,498     1,501,350          --       1,281,661
   - Contract withdrawals                                    (7,302,865)  (1,085,989)   (5,680,623)         --      (4,218,258)
                                                            -----------  -----------   -----------     -------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                              (2,834,644)    (521,491)   (4,179,273)         --      (2,936,597)
                                                            -----------  -----------   -----------     -------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                      (3,435,318)  (1,422,819)   (7,508,564)         --      (8,600,952)
                                                            -----------  -----------   -----------     -------     -----------
NET ASSETS AT DECEMBER 31, 2008                              11,723,313    1,533,985     7,352,137          --       9,170,371
Changes From Operations:
   - Net investment income (loss)                               501,556       15,018       143,781         506          33,221
   - Net realized gain (loss) on investments                        (79)    (176,042)     (744,119)          2      (1,266,033)
   - Net change in unrealized appreciation or depreciation
     on investments                                           1,685,778      627,902     2,062,437       1,880       3,094,259
                                                            -----------  -----------   -----------     -------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                            2,187,255      466,878     1,462,099       2,388       1,861,447
Change From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                       3,112,636      282,173       803,293      48,010         803,910
   - Contract withdrawals                                    (2,101,759)    (243,827)   (2,457,325)        (28)     (1,906,746)
                                                            -----------  -----------   -----------     -------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                               1,010,877       38,346    (1,654,032)     47,982      (1,102,836)
                                                            -----------  -----------   -----------     -------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                       3,198,132      505,224      (191,933)     50,370         758,611
                                                            -----------  -----------   -----------     -------     -----------
NET ASSETS AT DECEMBER 31, 2009                             $14,921,445  $ 2,039,209   $ 7,160,204     $50,370     $ 9,928,982
                                                            ===========  ===========   ===========     =======     ===========

                                                                LVIP         LVIP
                                                              DELAWARE     DELAWARE                     LVIP JANUS
                                                               SOCIAL       SPECIAL          LVIP        CAPITAL
                                                             AWARENESS   OPPORTUNITIES  GLOBAL INCOME  APPRECIATION
                                                             SUBACCOUNT   SUBACCOUNT      SUBACCOUNT    SUBACCOUNT
-------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                               $12,318,085   $11,293,781      $    --      $ 7,356,706
Changes From Operations:
   - Net investment income (loss)                                20,762        30,177           --           (6,600)
   - Net realized gain (loss) on investments                    617,196       660,098           --           64,966
   - Net change in unrealized depreciation on investments    (4,687,476)   (4,501,909)          --       (2,641,255)
                                                            -----------   -----------      -------      -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                           (4,049,518)   (3,811,634)          --       (2,582,889)
Change From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                       1,268,901     1,899,143           --          653,547
   - Contract withdrawals                                    (2,130,615)   (3,169,290)          --       (1,924,868)
                                                            -----------   -----------      -------      -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                (861,714)   (1,270,147)          --       (1,271,321)
                                                            -----------   -----------      -------      -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                      (4,911,232)   (5,081,781)          --       (3,854,210)
                                                            -----------   -----------      -------      -----------
NET ASSETS AT DECEMBER 31, 2008                               7,406,853     6,212,000           --        3,502,496
Changes From Operations:
   - Net investment income (loss)                                 1,981        14,868          575            2,405
   - Net realized gain (loss) on investments                     93,577      (275,333)          28         (193,671)
   - Net change in unrealized appreciation or depreciation
     on investments                                           2,055,349     2,047,450         (235)       1,459,790
                                                            -----------   -----------      -------      -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                            2,150,907     1,786,985          368        1,268,524
Change From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                         922,732     1,192,558       46,123          320,910
   - Contract withdrawals                                      (878,237)   (1,263,018)        (484)        (555,644)
                                                            -----------   -----------      -------      -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                  44,495       (70,460)      45,639         (234,734)
                                                            -----------   -----------      -------      -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                       2,195,402     1,716,525       46,007        1,033,790
                                                            -----------   -----------      -------      -----------
NET ASSETS AT DECEMBER 31, 2009                             $ 9,602,255   $ 7,928,525      $46,007      $ 4,536,286
                                                            ===========   ===========      =======      ===========

See accompanying notes.


                                                                LVIP
                                                              MONDRIAN                                LVIP SSgA     LVIP SSgA
                                                            INTERNATIONAL      LVIP       LVIP SSgA    EMERGING   INTERNATIONAL
                                                                VALUE      MONEY MARKET  BOND INDEX  MARKETS 100      INDEX
                                                             SUBACCOUNT     SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                                $13,615,512    $ 9,858,474    $    --    $     --       $    --
Changes From Operations:
   - Net investment income (loss)                                432,520        156,594         --          --            --
   - Net realized gain (loss) on investments                     629,652             44         --          --            --
   - Net change in unrealized depreciation on investments     (5,924,242)            --         --          --            --
                                                             -----------    -----------    -------    --------       -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                            (4,862,070)       156,638         --          --            --
Change From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                        2,307,029      6,908,625         --          --            --
   - Contract withdrawals                                     (3,414,644)    (5,990,984)        --          --            --
                                                             -----------    -----------    -------    --------       -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                               (1,107,615)       917,641         --          --            --
                                                             -----------    -----------    -------    --------       -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                       (5,969,685)     1,074,279         --          --            --
                                                             -----------    -----------    -------    --------       -------
NET ASSETS AT DECEMBER 31, 2008                                7,645,827     10,932,753         --          --            --
Changes From Operations:
   - Net investment income (loss)                                194,730        (55,316)       107       2,507           132
   - Net realized gain (loss) on investments                    (647,967)           110         70       1,696            66
   - Net change in unrealized appreciation or depreciation
     on investments                                            1,900,155             --       (362)     23,177           774
                                                             -----------    -----------    -------    --------       -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                             1,446,918        (55,206)      (185)     27,380           972
Change From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                        1,403,186      4,351,891     57,413     359,576        14,610
   - Contract withdrawals                                     (1,991,975)    (5,821,460)    (6,854)    (46,229)       (2,082)
                                                             -----------    -----------    -------    --------       -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                 (588,789)    (1,469,569)    50,559     313,347        12,528
                                                             -----------    -----------    -------    --------       -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                          858,129     (1,524,775)    50,374     340,727        13,500
                                                             -----------    -----------    -------    --------       -------
NET ASSETS AT DECEMBER 31, 2009                              $ 8,503,956    $ 9,407,978    $50,374    $340,727       $13,500
                                                             ===========    ===========    =======    ========       =======

                                                                                        LVIP
                                                                                    T. ROWE PRICE      LVIP
                                                             LVIP SSgA   LVIP SSgA    STRUCTURED    WELLS FARGO
                                                              S&P 500    SMALL-CAP     MID-CAP       INTRINSIC
                                                              INDEX       INDEX        GROWTH          VALUE
                                                            SUBACCOUNT  SUBACCOUNT   SUBACCOUNT     SUBACCOUNT
---------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                                $  37,748   $ 16,087    $ 4,279,625    $16,191,776
Changes From Operations:
   - Net investment income (loss)                                6,475        283        (27,216)        64,216
   - Net realized gain (loss) on investments                   (10,865)       733         61,089        (50,127)
   - Net change in unrealized depreciation on investments      (59,975)   (18,533)    (1,641,003)    (5,105,879)
                                                             ---------   --------    -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                             (64,365)   (17,517)    (1,607,130)    (5,091,790)
Change From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                        320,372     59,923        688,026      1,585,981
   - Contract withdrawals                                      (61,878)   (11,223)    (1,267,081)    (6,100,785)
                                                             ---------   --------    -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                258,494     48,700       (579,055)    (4,514,804)
                                                             ---------   --------    -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                        194,129     31,183     (2,186,185)    (9,606,594)
                                                             ---------   --------    -----------    -----------
NET ASSETS AT DECEMBER 31, 2008                                231,877     47,270      2,093,440      6,585,182
Changes From Operations:
   - Net investment income (loss)                                2,910        (10)       (19,605)        30,868
   - Net realized gain (loss) on investments                    (5,181)   (11,217)       (82,494)      (915,709)
   - Net change in unrealized appreciation or depreciation
     on investments                                            110,328     22,788      1,097,139      2,274,115
                                                             ---------   --------    -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                             108,057     11,561        995,040      1,389,274
Change From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                        361,973     42,250        565,294        889,398
   - Contract withdrawals                                     (139,296)   (27,595)      (269,248)    (1,124,455)
                                                             ---------   --------    -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                222,677     14,655        296,046       (235,057)
                                                             ---------   --------    -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                        330,734     26,216      1,291,086      1,154,217
                                                             ---------   --------    -----------    -----------
NET ASSETS AT DECEMBER 31, 2009                              $ 562,611   $ 73,486    $ 3,384,526    $ 7,739,399
                                                             =========   ========    ===========    ===========

                                                                LVIP          LVIP          LVIP          LVIP
                                                              WILSHIRE      WILSHIRE      WILSHIRE      WILSHIRE
                                                            2010 PROFILE  2020 PROFILE  2030 PROFILE  2040 PROFILE
                                                             SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                                 $ 28,077      $  41,789    $   47,561    $  31,223
Changes From Operations:
   - Net investment income (loss)                                  127          1,521         1,260         (151)
   - Net realized gain (loss) on investments                   (12,343)       (38,046)       (1,982)         (13)
   - Net change in unrealized depreciation on investments       (4,014)       (58,905)     (123,924)     (60,662)
                                                              --------      ---------    ----------    ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                             (16,230)       (95,430)     (124,646)     (60,826)
Change From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                        103,481        590,189       570,125      271,600
   - Contract withdrawals                                      (96,590)      (239,991)      (83,638)      (6,856)
                                                              --------      ---------    ----------    ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                  6,891        350,198       486,487      264,744
                                                              --------      ---------    ----------    ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                         (9,339)       254,768       361,841      203,918
                                                              --------      ---------    ----------    ---------
NET ASSETS AT DECEMBER 31, 2008                                 18,738        296,557       409,402      235,141
Changes From Operations:
   - Net investment income (loss)                                3,073          5,940         7,935        2,577
   - Net realized gain (loss) on investments                     4,062         11,435         5,754       10,767
   - Net change in unrealized appreciation on investments       26,273        101,356       183,813      108,918
                                                              --------      ---------    ----------    ---------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            33,408        118,731       197,502      122,262
Change From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                        288,080        518,428       769,844      574,856
   - Contract withdrawals                                      (38,706)      (171,268)     (157,209)    (213,644)
                                                              --------      ---------    ----------    ---------
NET INCREASE IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                249,374        347,160       612,635      361,212
                                                              --------      ---------    ----------    ---------
TOTAL INCREASE IN NET ASSETS                                   282,782        465,891       810,137      483,474
                                                              --------      ---------    ----------    ---------
NET ASSETS AT DECEMBER 31, 2009                               $301,520      $ 762,448    $1,219,539    $ 718,615
                                                              ========      =========    ==========    =========

See accompanying notes.

                                                                LVIP         LVIP          LVIP
                                                              WILSHIRE     WILSHIRE      WILSHIRE
                                                             AGGRESSIVE  CONSERVATIVE    MODERATE
                                                              PROFILE      PROFILE        PROFILE
                                                             SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
--------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                               $ 3,422,718   $ 1,605,143  $ 4,851,349
Changes From Operations:
   - Net investment income (loss)                                (8,807)       24,124       57,728
   - Net realized gain (loss) on investments                        901        (8,653)      61,797
   - Net change in unrealized depreciation on investments    (1,686,181)     (337,854)  (1,572,048)
                                                            -----------   -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                           (1,694,087)     (322,383)  (1,452,523)
Change From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                       1,929,132     1,495,522    2,480,563
   - Contract withdrawals                                      (924,006)   (1,072,766)  (1,611,420)
                                                            -----------   -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                               1,005,126       422,756      869,143
                                                            -----------   -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                        (688,961)      100,373     (583,380)
                                                            -----------   -----------  -----------
NET ASSETS AT DECEMBER 31, 2008                               2,733,757     1,705,516    4,267,969
Changes From Operations:
   - Net investment income (loss)                               232,826        64,046      198,631
   - Net realized gain (loss) on investments                     83,384       (26,690)      (2,247)
   - Net change in unrealized appreciation on investments       724,974       377,570    1,159,786
                                                            -----------   -----------  -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          1,041,184       414,926    1,356,170
Change From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                       1,477,630       952,820    1,947,462
   - Contract withdrawals                                      (443,559)     (913,857)  (1,011,737)
                                                            -----------   -----------  -----------
NET INCREASE IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                               1,034,071        38,963      935,725
                                                            -----------   -----------  -----------
TOTAL INCREASE IN NET ASSETS                                  2,075,255       453,889    2,291,895
                                                            -----------   -----------  -----------
NET ASSETS AT DECEMBER 31, 2009                             $ 4,809,012   $ 2,159,405  $ 6,559,864
                                                            ===========   ===========  ===========

                                                            LVIP WILSHIRE
                                                              MODERATELY                   NB AMT
                                                              AGGRESSIVE     MFS VIT      MID-CAP
                                                               PROFILE      UTILITIES     GROWTH
                                                              SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
---------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                                $ 4,721,323   $ 7,031,312  $ 5,309,494
Changes From Operations:
   - Net investment income (loss)                                 13,087        35,581      (34,650)
   - Net realized gain (loss) on investments                      (2,859)      850,843      101,197
   - Net change in unrealized depreciation on investments     (1,898,455)   (3,848,168)  (2,261,066)
                                                             -----------   -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                            (1,888,227)   (2,961,744)  (2,194,519)
Change From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                        2,817,129     2,721,859    1,201,835
   - Contract withdrawals                                     (1,339,316)   (1,984,949)  (1,596,165)
                                                             -----------   -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                1,477,813       736,910     (394,330)
                                                             -----------   -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                         (410,414)   (2,224,834)  (2,588,849)
                                                             -----------   -----------  -----------
NET ASSETS AT DECEMBER 31, 2008                                4,310,909     4,806,478    2,720,645
Changes From Operations:
   - Net investment income (loss)                                243,878       220,437      (27,744)
   - Net realized gain (loss) on investments                     (11,461)     (410,147)    (117,095)
   - Net change in unrealized appreciation on investments      1,346,561     1,800,265    1,047,058
                                                             -----------   -----------  -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS           1,578,978     1,610,555      902,219
Change From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                        2,976,782     1,608,182      788,708
   - Contract withdrawals                                       (900,489)   (1,377,342)    (505,461)
                                                             -----------   -----------  -----------
NET INCREASE IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                2,076,293       230,840      283,247
                                                             -----------   -----------  -----------
TOTAL INCREASE IN NET ASSETS                                   3,655,271     1,841,395    1,185,466
                                                             -----------   -----------  -----------
NET ASSETS AT DECEMBER 31, 2009                              $ 7,966,180   $ 6,647,873  $ 3,906,111
                                                             ===========   ===========  ===========

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2009

1. ACCOUNTING POLICIES AND VARIABLE ACCOUNT INFORMATION

THE VARIABLE ACCOUNT: Lincoln Life Variable Annuity Account Q (Variable Account) is a segregated investment account of The Lincoln National Life Insurance Company (the Company) and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a unit investment trust. The operations of the Variable Account, which commenced on June 1, 1998, are part of the operations of the Company. The Variable Account consists of a Multi-Fund(R) Group Variable Annuity (GVA) product offering a mortality and expense guarantee reduction for accounts with a value greater than or equal to $5,000,000, but less than $100,000,000, and a further reduction for accounts with a value greater than or equal to $100,000,000.

The assets of the Variable Account are owned by the Company. The Variable Account's assets support the annuity contracts and may not be used to satisfy liabilities arising from any other business of the Company.

BASIS OF PRESENTATION: The accompanying financial statements have been prepared in accordance with United States generally accepted accounting principles for unit investment trusts.

ACCOUNTING ESTIMATES: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts as of the date of the financial statements. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts that require use of estimates is the fair value of certain assets.

INVESTMENTS: The assets of the Variable Accounts are divided into variable subaccounts, each of which is invested in shares of forty-nine mutual funds (the Funds) of ten diversified open-end management investment companies, each Fund with its own investment objective. The Funds are:

AllianceBernstein Variable Products Series Fund, Inc. (ABVPSF):
   ABVPSF Global Thematic Growth Class B Fund
   ABVPSF Growth and Income Class B Fund

American Century Variable Portfolios, Inc. (American Century VP):
   American Century VP Inflation Protection Portfolio

American Funds Insurance Series (American Funds):
   American Funds Global Growth Class 2 Fund
   American Funds Growth Class 2 Fund
   American Funds Growth-Income Class 2 Fund
   American Funds International Class 2 Fund

BlackRock Variable Series Funds, Inc. (BlackRock):
   BlackRock Global Allocation V.I. Fund

Delaware VIP Trust (Delaware VIP)*:
   Delaware VIP Diversified Income Series
   Delaware VIP High Yield Series
   Delaware VIP REIT Series
   Delaware VIP Small Cap Value Service Class Series
   Delaware VIP Trend Series
   Delaware VIP Value Series

DWS Scudder VIP Funds (DWS VIP):
   DWS VIP Alternative Asset Allocation Plus Class A Fund
   DWS VIP Equity 500 Index Class A Fund
   DWS VIP Small Cap Index Class A Fund

Fidelity Variable Insurance Products Fund (Fidelity VIP):
   Fidelity VIP Contrafund Service Class Portfolio
   Fidelity VIP Growth Service Class Portfolio

Lincoln Variable Insurance Products Trust (LVIP)*:
   LVIP Baron Growth Opportunities Service Class
   LVIP Cohen & Steers Global Real Estate
   LVIP Delaware Bond
   LVIP Delaware Foundation Aggressive Allocation
   LVIP Delaware Foundation Conservative Allocation
   LVIP Delaware Foundation Moderate Allocation
   LVIP Delaware Growth and Income
   LVIP Delaware Social Awareness
   LVIP Delaware Special Opportunities
   LVIP Global Income
   LVIP Janus Capital Appreciation
   LVIP Mondrian International Value
   LVIP Money Market
   LVIP SSgA Bond Index
   LVIP SSgA Emerging Markets 100
   LVIP SSgA International Index
   LVIP SSgA S&P 500 Index
   LVIP SSgA Small-Cap Index
   LVIP T. Rowe Price Structured Mid-Cap Growth
   LVIP Wells Fargo Intrinsic Value
   LVIP Wilshire 2010 Profile
   LVIP Wilshire 2020 Profile
   LVIP Wilshire 2030 Profile
   LVIP Wilshire 2040 Profile
   LVIP Wilshire Aggressive Profile
   LVIP Wilshire Conservative Profile
   LVIP Wilshire Moderate Profile
   LVIP Wilshire Moderately Aggressive Profile

MFS Variable Insurance Trust (MFS VIT):
   MFS VIT Utilities Series

Neuberger Berman Advisors Management Trust (NB AMT):
   NB AMT Mid-Cap Growth Fund

*    Denotes an affiliate of The Lincoln National Life Insurance Company.

As of December 31, 2009, Delaware VIP Trust was an affiliate of the Company. On January 4, 2010, Lincoln National Corporation (the parent of the Company) sold Delaware Management Holdings Inc. and its subsidiaries, including Delaware Management Company, which is the investment advisor for the Delaware VIP Trust funds.

Investments in the Funds are stated at fair value as determined by the closing net asset value per share on De-cember 31, 2009. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments.

The Variable Account's investments in the Funds are valued in accordance with the Fair Value Measurements and Disclosure Topic of the FASB ASC (Topic). The Topic defines fair value as the price that the Variable Account would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Topic also establishes a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assessment regarding the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The Variable Account's investments in the Funds are assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 - inputs to the valuation methodology are quoted prices in active markets

Level 2 - inputs to the valuation methodology are observable, directly or indirectly

Level 3 - inputs to the valuation methodology are unobservable and reflect assumptions on the part of the reporting entity

The Variable Account's investments in the Funds are valued within the fair value hierarchy as Level 2. Net asset value is quoted by the Funds as derived by the fair value of the Funds' underlying investments. The Funds are not considered Level 1 as they are not traded in the open market; rather the Company sells and redeems shares at net asset value with the Funds.

Investment transactions are accounted for on a trade date basis. The cost of investments sold is determined by the average cost method.

DIVIDENDS: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

FEDERAL INCOME TAXES: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable or receivable with respect to the Variable Account's net investment income and the net realized gain (loss) on investments.

ANNUITY RESERVES: Reserves on contracts not involving life contingencies are calculated using an assumed investment return of 3%, 4%, 5% or 6%, as approved in each state. Reserves on contracts involving life contingencies are calculated using a modification of the 1983a Individual Mortality Table and an assumed investment return of 3%, 4%, 5% or 6%, as approved in each state.

INVESTMENT FUND CHANGES: During 2008, the LVIP S&P 500 Index Fund changed its name to the LVIP SSgA S&P 500 Index Fund and the LVIP Small-Cap Index Fund changed its name to the LVIP SSgA Small-Cap Index Fund.

During 2009, the American Century VP Inflation Protection Portfolio, the BlackRock Global Allocation V.I. Fund, the DWS VIP Alternative Asset Allocation Plus Class A Fund, the LVIP Delaware Foundation Moderate Allocation Fund, the LVIP Global Income Fund, the LVIP SSgA Bond Index Fund, the LVIP SSgA Emerging Markets 100 Fund and the LVIP SSgA International Index Fund became available as investment options for account contract owners. Accordingly, the 2009 statements of operations and statements of changes in net assets and total return and investment income ratios in note 3 for these subaccounts are for the period from the commencement of operations to December 31, 2009.

During 2009, the ABVPSF Global Technology Class B Fund changed its name to the ABVPSF Global Thematic Growth Class B Fund and the LVIP FI Equity-Income Fund changed its name to the LVIP Wells Fargo Intrinsic Value Fund.

During 2009, the LVIP Delaware Managed Fund merged into the LVIP Delaware Foundation Conservative Allocation Fund and the LVIP UBS Global Asset Allocation Fund merged into the LVIP Delaware Foundation Aggressive Allocation Fund.

2. MORTALITY AND EXPENSE GUARANTEES AND OTHER TRANSACTIONS WITH AFFILIATES

Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The rates are as follows:

- Multi-Fund(R) GVA with account value greater than or equal to $100,000,000 at a daily rate of .0015068493% (.550% on an annual basis).

- Multi-Fund(R) GVA with account value greater than or equal to $5,000,000, but less than $100,000,000, at a daily rate of .0020547945% (.750% on an annual basis).

- Multi-Fund(R) GVA with account value less than $5,000,000 at a daily rate of .00274521% (1.002% on an annual basis).

No amounts were retained by the Company for total or partial withdrawals of account balances. The Company is responsible for all sales, general, and administrative expenses applicable to the Variable Account.

3. FINANCIAL HIGHLIGHTS

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable annuity contracts as of and for each year or period in the five years ended December 31, 2009, follows:

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                             MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                    TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
--------------------------------------------------------------------------------------------------------------------------------
ABVPSF GLOBAL THEMATIC GROWTH CLASS B
            2009                 0.550%   1.002%   $ 4.78    $ 4.93      314,558   $ 1,522,304    51.61%     52.30%      0.00%
            2008                 0.550%   1.002%     3.16      3.24      260,652       831,200   -47.99%    -47.75%      0.00%
            2007                 0.550%   1.002%     6.07      6.20      245,740     1,505,591    18.70%     19.23%      0.00%
            2006                 0.550%   1.002%     5.11      5.20      204,500     1,055,142     7.30%      7.57%      0.00%
            2005                 0.750%   1.002%     4.76      4.83      172,700       828,840     2.61%      2.87%      0.00%
ABVPSF GROWTH CLASS B
            2005                 0.750%   1.002%     7.77      7.88       74,109       578,894    10.52%     10.80%      0.00%
ABVPSF GROWTH AND INCOME CLASS B
            2009                 0.550%   1.002%     9.70      9.90      213,063     2,081,595    19.15%     19.69%      3.63%
            2008                 0.550%   1.002%     8.14      8.27      214,373     1,757,688   -41.29%    -41.02%      1.71%
            2007                 0.550%   1.002%    13.86     14.02      260,358     3,634,046     3.82%      4.28%      1.21%
            2006                 0.550%   1.002%    13.35     13.44      228,703     3,067,619    15.82%     16.11%      0.66%
            2005                 0.750%   1.002%    11.53     11.58       78,776       911,310     3.55%      3.81%      1.44%
AMERICAN CENTURY VP INFLATION PROTECTION
            2009     6/23/09     0.750%   1.002%    10.61     10.63       11,558       122,712     4.68%      5.65%      1.58%
AMERICAN FUNDS GLOBAL GROWTH CLASS 2
            2009                 0.550%   1.002%    14.88     15.19      408,885     6,161,148    40.89%     41.52%      1.53%
            2008                 0.550%   1.002%    10.56     10.74      352,000     3,756,345   -39.00%    -38.73%      1.93%
            2007                 0.550%   1.002%    17.31     17.52      311,595     5,440,876    13.70%     14.22%      2.96%
            2006                 0.550%   1.002%    15.23     15.33      202,904     3,108,078    19.22%     19.53%      0.85%
            2005                 0.750%   1.002%    12.77     12.83      100,875     1,293,140    12.94%     13.22%      0.69%
AMERICAN FUNDS GROWTH CLASS 2
            2009                 0.550%   1.002%     9.34      9.64    3,065,776    29,180,226    38.02%     38.65%      0.67%
            2008                 0.550%   1.002%     6.77      6.95    3,060,572    21,071,597   -44.53%    -44.28%      0.74%
            2007                 0.550%   1.002%    12.20     12.47    3,837,181    47,566,654    11.23%     11.73%      0.80%
            2006                 0.550%   1.002%    10.97     11.16    3,623,666    40,271,821     9.12%      9.39%      0.84%
            2005                 0.750%   1.002%    10.05     10.20    3,192,120    32,447,262    15.03%     15.32%      0.75%
AMERICAN FUNDS GROWTH-INCOME CLASS 2
            2009                 0.550%   1.002%    10.91     11.14    1,446,971    16,017,015    29.93%     30.52%      1.64%
            2008                 0.550%   1.002%     8.39      8.53    1,449,207    12,317,498   -38.47%    -38.19%      1.60%
            2007                 0.550%   1.002%    13.64     13.80    1,689,935    23,278,052     4.00%      4.47%      1.68%
            2006                 0.550%   1.002%    13.12     13.20    1,235,415    16,310,774    14.05%     14.34%      1.77%
            2005                 0.750%   1.002%    11.50     11.55      879,946    10,159,341     4.78%      5.04%      1.62%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                             MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                    TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
--------------------------------------------------------------------------------------------------------------------------------
AMERICAN FUNDS INTERNATIONAL CLASS 2
            2009                 0.550%   1.002%   $11.65    $12.02    1,152,797   $13,662,659    41.65%     42.29%      1.60%
            2008                 0.550%   1.002%     8.23      8.45    1,103,214     9,222,382   -42.70%    -42.44%      1.72%
            2007                 0.550%   1.002%    14.36     14.67    1,378,307    20,099,317    18.83%     19.36%      1.64%
            2006                 0.550%   1.002%    12.08     12.29    1,126,477    13,788,160    17.79%     18.09%      1.78%
            2005                 0.750%   1.002%    10.26     10.40      870,024     9,024,057    20.29%     20.60%      1.75%
BLACKROCK GLOBAL ALLOCATION V.I.
            2009     6/26/09     0.750%   1.002%    11.40     11.66        7,410        84,985    11.18%     13.75%      2.89%
DELAWARE VIP DIVERSIFIED INCOME
            2009                 0.550%   1.002%    14.58     14.88      566,923     8,346,792    25.69%     26.26%      6.06%
            2008                 0.550%   1.002%    11.60     11.79      583,683     6,830,299    -5.49%     -5.07%      4.00%
            2007                 0.550%   1.002%    12.27     12.42      602,113     7,443,239     6.56%      7.04%      2.36%
            2006                 0.550%   1.002%    11.52     11.59      310,894     3,596,126     6.84%      7.11%      0.98%
            2005                 0.750%   1.002%    10.78     10.82      102,943     1,112,786    -1.44%     -1.19%      0.45%
DELAWARE VIP GLOBAL BOND
            2006                 0.000%   0.000%       --        --           --            --     0.00%      0.00%      1.91%
            2005                 0.750%   1.002%     1.66      1.69      722,275     1,211,309    -9.56%     -9.34%     12.47%
DELAWARE VIP HIGH YIELD
            2009                 0.550%   1.002%    12.89     13.13      196,305     2,555,375    47.49%     48.16%      6.86%
            2008                 0.550%   1.002%     8.74      8.86      139,338     1,225,485   -24.93%    -24.59%      8.34%
            2007                 0.550%   1.002%    11.64     11.75      126,646     1,480,925     1.77%      2.23%      3.31%
            2006                 0.550%   1.002%    11.44     11.48       35,074       401,985    11.33%     11.61%      3.09%
            2005     7/12/05     0.750%   1.002%    10.27     10.29        1,017        10,449    -0.09%      0.89%      0.00%
DELAWARE VIP REIT
            2009                 0.550%   1.002%    20.90     21.56      258,235     5,457,721    22.08%     22.64%      4.50%
            2008                 0.550%   1.002%    17.12     17.58      240,012     4,150,725   -35.71%    -35.42%      2.47%
            2007                 0.550%   1.002%    26.63     27.22      287,864     7,744,450   -14.80%    -14.41%      1.40%
            2006                 0.550%   1.002%    31.25     31.78      319,238    10,067,649    31.31%     31.64%      1.69%
            2005                 0.750%   1.002%    23.80     24.15      261,055     6,263,441     6.10%      6.37%      1.69%
DELAWARE VIP SMALL CAP VALUE SERVICE CLASS
            2009                 0.550%   1.002%     1.66      1.70    3,857,606     6,459,754    30.25%     30.84%      0.64%
            2008                 0.550%   1.002%     1.27      1.30    3,578,426     4,595,364   -30.77%    -30.45%      0.50%
            2007                 0.550%   1.002%     1.84      1.87    4,433,017     8,227,840    -7.77%     -7.35%      0.25%
            2006                 0.550%   1.002%     1.99      2.02    3,882,110     7,790,468    14.73%     15.02%      0.02%
            2005                 0.750%   1.002%     1.74      1.76    3,022,566     5,280,460     8.06%      8.33%      0.13%
DELAWARE VIP TREND
            2009                 0.550%   1.002%     2.09      2.16    2,203,968     4,678,102    53.18%     53.88%      0.00%
            2008                 0.550%   1.002%     1.36      1.40    2,221,789     3,076,472   -47.27%    -47.03%      0.00%
            2007                 0.550%   1.002%     2.58      2.65    3,132,915     8,230,021     9.64%     10.14%      0.00%
            2006                 0.550%   1.002%     2.35      2.41    3,104,466     7,420,654     6.52%      6.79%      0.00%
            2005                 0.750%   1.002%     2.21      2.25    2,874,151     6,435,495     4.80%      5.07%      0.00%
DELAWARE VIP VALUE
            2009                 0.550%   1.002%     1.81      1.87    3,385,546     6,253,419    16.79%     17.32%      3.26%
            2008                 0.550%   1.002%     1.55      1.59    3,399,318     5,369,321   -34.09%    -33.79%      2.91%
            2007                 0.550%   1.002%     2.35      2.41    3,876,153     9,273,507    -3.69%     -3.26%      1.52%
            2006                 0.550%   1.002%     2.44      2.49    3,452,641     8,547,165    22.86%     23.17%      1.45%
            2005                 0.750%   1.002%     1.98      2.02    2,727,325     5,485,916     4.97%      5.24%      1.53%
DWS VIP ALTERNATIVE ASSET ALLOCATION PLUS CLASS A
            2009     7/9/09      1.002%   1.002%    11.25     11.25        4,792        53,898    15.11%     15.11%      0.00%
DWS VIP EQUITY 500 INDEX CLASS A
            2009                 0.550%   1.002%     8.83      9.13      734,126     6,583,237    25.06%     25.63%      2.82%
            2008                 0.550%   1.002%     7.06      7.27      793,408     5,685,136   -37.78%    -37.50%      2.49%
            2007                 0.550%   1.002%    11.34     11.63      999,394    11,505,586     4.25%      4.72%      1.48%
            2006                 0.550%   1.002%    10.88     11.09    1,123,369    12,385,607    14.37%     14.66%      0.97%
            2005                 0.750%   1.002%     9.51      9.68      836,894     8,057,748     3.63%      3.89%      1.51%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                             MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                    TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
--------------------------------------------------------------------------------------------------------------------------------
DWS VIP SMALL CAP INDEX CLASS A
            2009                 0.550%   1.002%   $14.21    $14.70      179,044   $ 2,592,377    25.31%     25.88%      1.73%
            2008                 0.550%   1.002%    11.34     11.68      171,069     1,973,197   -34.78%    -34.49%      1.66%
            2007                 0.550%   1.002%    17.39     17.83      186,871     3,299,079    -2.88%     -2.44%      0.88%
            2006                 0.550%   1.002%    17.91     18.26      189,558     3,439,926    16.32%     16.61%      0.60%
            2005                 0.750%   1.002%    15.39     15.66      156,009     2,430,328     3.22%      3.48%      0.64%
FIDELITY VIP CONTRAFUND SERVICE CLASS
            2009                 0.550%   1.002%    13.40     13.86      886,054    12,100,935    34.31%     34.92%      1.31%
            2008                 0.550%   1.002%     9.98     10.27      925,832     9,406,593   -43.19%    -42.93%      0.91%
            2007                 0.550%   1.002%    17.57     18.00      984,069    17,581,106    16.34%     16.86%      0.91%
            2006                 0.550%   1.002%    15.10     15.39      901,417    13,813,981    10.48%     10.76%      1.14%
            2005                 0.750%   1.002%    13.67     13.90      736,255    10,194,974    15.68%     15.97%      0.17%
FIDELITY VIP GROWTH SERVICE CLASS
            2009                 0.550%   1.002%     7.59      7.85      343,415     2,637,511    26.87%     27.44%      0.36%
            2008                 0.550%   1.002%     5.98      6.16      302,255     1,829,718   -47.76%    -47.52%      0.76%
            2007                 0.550%   1.002%    11.45     11.74      335,473     3,890,734    25.61%     26.17%      0.60%
            2006                 0.550%   1.002%     9.12      9.30      302,394     2,790,004     5.67%      5.93%      0.28%
            2005                 0.750%   1.002%     8.63      8.77      311,752     2,719,249     4.62%      4.88%      0.38%
JANUS ASPEN SERIES WORLDWIDE
            2005                 0.750%   1.002%     9.50      9.66      334,649     3,213,407     4.81%      5.07%      1.39%
LVIP BARON GROWTH OPPORTUNITIES SERVICE CLASS
            2009                 0.550%   1.002%    16.53     17.10      299,251     5,006,649    36.95%     37.57%      0.00%
            2008                 0.550%   1.002%    12.07     12.43      277,915     3,390,004   -39.74%    -39.47%      0.00%
            2007                 0.550%   1.002%    20.03     20.53      294,591     5,965,570     2.39%      2.85%      0.00%
            2006                 0.550%   1.002%    19.57     19.95      238,975     4,715,928    14.37%     14.66%      0.00%
            2005                 0.750%   1.002%    17.11     17.40      180,206     3,104,802     2.33%      2.59%      0.00%
LVIP COHEN & STEERS GLOBAL REAL ESTATE
            2009                 0.550%   1.002%     6.47      6.55       32,679       211,941    36.45%     37.08%      0.00%
            2008                 0.550%   1.002%     4.74      4.78       20,727        98,445   -42.61%    -42.35%      1.83%
            2007     6/12/07     0.550%   1.002%     8.26      8.29        6,679        55,240   -12.63%     -4.43%      0.65%
LVIP DELAWARE BOND
            2009                 0.550%   1.002%     8.57      8.89    1,705,149    14,921,445    17.72%     18.25%      4.57%
            2008                 0.550%   1.002%     7.28      7.52    1,581,616    11,723,313    -3.89%     -3.46%      4.41%
            2007                 0.550%   1.002%     7.58      7.79    1,966,018    15,158,631     4.39%      4.87%      5.17%
            2006                 0.550%   1.002%     7.26      7.42    1,733,233    12,771,125     3.67%      3.93%      4.85%
            2005                 0.750%   1.002%     7.00      7.14    1,356,120     9,614,892     1.62%      1.87%      4.65%
LVIP DELAWARE FOUNDATION AGGRESSIVE ALLOCATION
            2009                 0.550%   1.002%     3.67      3.80      548,333     2,039,209    30.68%     31.27%      1.76%
            2008                 0.550%   1.002%     2.81      2.90      539,014     1,533,985   -33.89%    -33.59%      6.25%
            2007                 0.550%   1.002%     4.24      4.36      686,357     2,956,804     5.31%      5.79%      1.75%
            2006                 0.550%   1.002%     4.03      4.12      593,314     2,419,231    13.37%     13.65%      1.44%
            2005                 0.750%   1.002%     3.55      3.62      511,350     1,837,921     5.74%      6.00%      1.29%
LVIP DELAWARE FOUNDATION CONSERVATIVE ALLOCATION
            2009                 0.550%   1.002%     6.42      6.66    1,084,992     7,160,204    21.62%     22.17%      2.64%
            2008                 0.550%   1.002%     5.28      5.45    1,357,821     7,352,137   -27.69%    -27.36%      2.15%
            2007                 0.550%   1.002%     7.30      7.50    1,988,790    14,860,701     3.54%      4.01%      2.47%
            2006                 0.550%   1.002%     7.05      7.21    1,832,523    13,175,205     9.47%      9.74%      2.49%
            2005                 0.750%   1.002%     6.44      6.57    1,713,911    11,229,397     3.48%      3.74%      2.58%
LVIP DELAWARE FOUNDATION MODERATE ALLOCATION
            2009     7/6/09      0.750%   1.002%    11.80     11.82        4,263        50,370     8.40%     19.32%      2.59%
LVIP DELAWARE GROWTH AND INCOME
            2009                 0.550%   1.002%    11.08     11.49      874,386     9,928,982    23.44%     24.00%      1.11%
            2008                 0.550%   1.002%     8.98      9.26      998,502     9,170,371   -36.41%    -36.12%      1.22%
            2007                 0.550%   1.002%    14.12     14.50    1,232,783    17,771,323     5.06%      5.54%      1.15%
            2006                 0.550%   1.002%    13.44     13.73    1,290,132    17,654,453    11.24%     11.52%      1.14%
            2005                 0.750%   1.002%    12.08     12.31    1,629,512    20,011,016     4.49%      4.75%      1.33%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                             MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                    TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
--------------------------------------------------------------------------------------------------------------------------------
LVIP DELAWARE SOCIAL AWARENESS
            2009                 0.550%   1.002%   $ 6.44    $ 6.68    1,454,620   $ 9,602,255    28.70%     29.29%      0.73%
            2008                 0.550%   1.002%     5.00      5.16    1,447,052     7,406,853   -35.07%    -34.77%      0.90%
            2007                 0.550%   1.002%     7.71      7.92    1,566,536    12,318,085     1.94%      2.40%      0.86%
            2006                 0.550%   1.002%     7.56      7.72    1,633,029    12,565,948    11.19%     11.47%      0.88%
            2005                 0.750%   1.002%     6.80      6.93    1,654,251    11,425,663    10.91%     11.19%      0.87%
LVIP DELAWARE SPECIAL OPPORTUNITIES
            2009                 0.550%   1.002%    14.79     15.33      525,454     7,928,525    29.14%     29.73%      1.00%
            2008                 0.550%   1.002%    11.45     11.81      532,294     6,212,000   -37.27%    -36.98%      1.11%
            2007                 0.550%   1.002%    18.25     18.75      607,929    11,293,781     2.77%      3.24%      0.96%
            2006                 0.550%   1.002%    17.76     18.15      580,635    10,470,682    14.90%     15.18%      1.37%
            2005                 0.750%   1.002%    15.46     15.75      476,787     7,471,588    14.49%     14.78%      1.31%
LVIP GLOBAL INCOME
            2009     6/17/09     0.750%   1.002%    10.74     10.82        4,260        46,007     6.84%      7.72%      3.37%
LVIP JANUS CAPITAL APPRECIATION
            2009                 0.550%   1.002%     2.40      2.49    1,851,144     4,536,286    37.14%     37.77%      0.85%
            2008                 0.550%   1.002%     1.75      1.81    1,962,007     3,502,496   -41.41%    -41.15%      0.66%
            2007                 0.550%   1.002%     2.99      3.07    2,416,022     7,356,706    19.22%     19.76%      0.28%
            2006                 0.550%   1.002%     2.51      2.56    2,470,936     6,293,711     8.58%      8.85%      0.19%
            2005                 0.750%   1.002%     2.31      2.35    2,547,880     5,963,646     3.16%      3.42%      0.25%
LVIP MONDRIAN INTERNATIONAL VALUE
            2009                 0.550%   1.002%     3.21      3.33    2,589,717     8,503,956    20.03%     20.57%      3.32%
            2008                 0.550%   1.002%     2.68      2.76    2,796,741     7,645,827   -37.29%    -37.00%      4.79%
            2007                 0.550%   1.002%     4.27      4.38    3,128,588    13,615,512    10.38%     10.88%      2.08%
            2006                 0.550%   1.002%     3.87      3.95    2,639,920    10,372,739    28.71%     29.03%      3.13%
            2005                 0.750%   1.002%     3.00      3.06    2,056,975     6,273,461    11.42%     11.70%      2.38%
LVIP MONEY MARKET
            2009                 0.550%   1.002%     3.11      3.22    2,983,197     9,407,978    -0.70%     -0.25%      0.31%
            2008                 0.550%   1.002%     3.13      3.23    3,444,302    10,932,753     1.32%      1.78%      2.29%
            2007                 0.550%   1.002%     3.09      3.18    3,148,460     9,858,474     3.92%      4.39%      4.83%
            2006                 0.550%   1.002%     2.97      3.04    2,015,228     6,073,629     3.64%      3.90%      4.61%
            2005                 0.750%   1.002%     2.87      2.93    1,631,121     4,735,979     1.76%      2.02%      2.81%
LVIP SSgA BOND INDEX
            2009     7/13/09     0.750%   1.002%    10.33     10.38        4,853        50,374     1.86%      1.98%      1.21%
LVIP SSgA EMERGING MARKETS 100
            2009     6/26/09     0.750%   1.002%    13.64     14.29       24,748       340,727    36.02%     36.20%      2.12%
LVIP SSgA INTERNATIONAL INDEX
            2009     6/26/09     0.750%   1.002%    12.12     12.48        1,102        13,500    19.21%     20.97%      2.04%
LVIP SSgA S&P 500 INDEX
            2009                 0.750%   1.002%     7.50      7.55       74,889       562,611    24.85%     25.17%      1.69%
            2008                 0.750%   1.002%     6.01      6.04       38,536       231,877   -37.82%    -37.67%      5.40%
            2007     6/15/07     0.750%   1.002%     9.67      9.68        3,899        37,748    -3.87%      1.44%      0.88%
LVIP SSgA SMALL-CAP INDEX
            2009                 0.750%   1.002%     7.50      7.55        9,785        73,486    24.77%     25.08%      0.92%
            2008                 0.750%   1.002%     6.01      6.04        7,853        47,270   -34.63%    -34.47%      1.77%
            2007     7/13/07     0.750%   1.002%     9.20      9.21        1,748        16,087   -10.44%      0.37%      0.68%
LVIP T. ROWE PRICE STRUCTURED MID-CAP GROWTH
            2009                 0.550%   1.002%     1.56      1.61    2,141,452     3,384,526    44.88%     45.54%      0.11%
            2008                 0.550%   1.002%     1.08      1.11    1,919,831     2,093,440   -43.35%    -43.09%      0.00%
            2007                 0.550%   1.002%     1.90      1.95    2,223,002     4,279,625    12.45%     12.96%      0.00%
            2006                 0.550%   1.002%     1.69      1.72    2,056,260     3,513,758     8.19%      8.46%      0.00%
            2005                 0.750%   1.002%     1.56      1.59    1,946,836     3,071,287     8.72%      8.99%      0.00%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                             MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                    TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
--------------------------------------------------------------------------------------------------------------------------------
LVIP WELLS FARGO INTRINSIC VALUE
            2009                 0.550%   1.002%   $ 2.65    $ 2.74    2,862,705   $ 7,739,399    22.07%     22.62%      1.22%
            2008                 0.550%   1.002%     2.17      2.24    2,977,364     6,585,182   -38.94%    -38.66%      1.32%
            2007                 0.550%   1.002%     3.55      3.65    4,471,583    16,191,776     3.31%      3.78%      1.22%
            2006                 0.550%   1.002%     3.44      3.51    4,534,963    15,839,654    10.16%     10.44%      1.32%
            2005                 0.750%   1.002%     3.12      3.18    4,500,549    14,240,912     3.45%      3.71%      1.19%
LVIP WILSHIRE 2010 PROFILE
            2009                 0.750%   1.002%     9.74      9.80       30,948       301,520    23.16%     23.47%      3.22%
            2008                 0.750%   1.002%     7.90      7.94        2,366        18,738   -24.67%    -24.48%      1.26%
            2007    10/11/07     0.750%   1.002%    10.49     10.51        2,672        28,077     0.21%      0.33%      0.42%
LVIP WILSHIRE 2020 PROFILE
            2009                 0.750%   1.002%     9.31      9.37       81,768       762,448    24.41%     24.72%      2.15%
            2008                 0.750%   1.002%     7.48      7.51       39,621       296,557   -27.62%    -27.44%      1.67%
            2007     6/21/07     0.750%   1.002%    10.34     10.35        4,041        41,789     1.24%      3.96%      0.71%
LVIP WILSHIRE 2030 PROFILE
            2009                 0.750%   1.002%     9.07      9.13      134,072     1,219,539    26.67%     26.99%      1.93%
            2008                 0.750%   1.002%     7.16      7.19       57,083       409,402   -31.47%    -31.30%      1.29%
            2007     6/21/07     0.750%   1.002%    10.44     10.46        4,549        47,561     2.63%      3.12%      0.55%
LVIP WILSHIRE 2040 PROFILE
            2009                 0.750%   1.002%     8.50      8.55       84,287       718,615    29.65%     29.97%      1.52%
            2008                 0.750%   1.002%     6.55      6.58       35,841       235,141   -36.19%    -36.03%      0.79%
            2007     6/13/07     0.750%   1.002%    10.27     10.29        3,039        31,223     3.47%      6.97%      1.57%
LVIP WILSHIRE AGGRESSIVE PROFILE
            2009                 0.550%   1.002%    10.59     10.78      452,556     4,809,012    29.49%     30.08%      7.34%
            2008                 0.550%   1.002%     8.18      8.29      333,608     2,733,757   -41.05%    -40.79%      0.67%
            2007                 0.550%   1.002%    13.87     14.00      246,380     3,422,718     9.91%     10.41%      0.99%
            2006                 0.550%   1.002%    12.62     12.67      155,011     1,957,800    15.38%     15.67%      1.17%
            2005     7/1/05      0.750%   1.002%    10.94     10.96        7,861        86,018     6.19%      8.94%      0.00%
LVIP WILSHIRE CONSERVATIVE PROFILE
            2009                 0.550%   1.002%    11.88     12.10      180,796     2,159,405    23.60%     24.16%      4.24%
            2008                 0.550%   1.002%     9.61      9.74      176,773     1,705,516   -19.25%    -18.89%      2.41%
            2007                 0.550%   1.002%    11.90     12.01      134,363     1,605,143     6.70%      7.18%      2.31%
            2006                 0.550%   1.002%    11.15     11.20       49,661       555,017     8.25%      8.52%      2.35%
            2005     6/23/05     0.750%   1.002%    10.30     10.32        5,755        59,308     2.66%      2.89%      0.00%
LVIP WILSHIRE MODERATE PROFILE
            2009                 0.550%   1.002%    11.63     11.84      560,906     6,559,864    26.76%     27.34%      4.59%
            2008                 0.550%   1.002%     9.17      9.30      463,185     4,267,969   -27.35%    -27.02%      2.12%
            2007                 0.550%   1.002%    12.63     12.74      382,694     4,851,349     8.18%      8.67%      1.65%
            2006                 0.550%   1.002%    11.67     11.72      202,936     2,373,754    10.92%     11.20%      1.50%
            2005     6/30/05     0.750%   1.002%    10.52     10.54       39,983       421,080     3.79%      5.01%      0.00%
LVIP WILSHIRE MODERATELY AGGRESSIVE PROFILE
            2009                 0.550%   1.002%    11.07     11.27      715,150     7,966,180    27.74%     28.32%      5.00%
            2008                 0.550%   1.002%     8.67      8.78      495,423     4,310,909   -34.08%    -33.78%      1.17%
            2007                 0.550%   1.002%    13.15     13.27      358,033     4,721,323     8.72%      9.21%      1.95%
            2006                 0.550%   1.002%    12.09     12.14      184,879     2,239,697    13.00%     13.29%      1.57%
            2005     7/1/05      0.750%   1.002%    10.70     10.72       27,238       291,636     5.09%      6.61%      0.00%
MFS VIT UTILITIES
            2009                 0.550%   1.002%     1.62      1.66    4,078,601     6,647,873    31.89%     32.49%      4.91%
            2008                 0.550%   1.002%     1.23      1.25    3,893,060     4,806,478   -38.29%    -38.01%      1.46%
            2007                 0.550%   1.002%     1.99      2.02    3,515,704     7,031,312    26.62%     27.20%      0.81%
            2006                 0.550%   1.002%     1.57      1.59    2,029,192     3,202,270    29.96%     30.28%      1.75%
            2005                 0.750%   1.002%     1.21      1.22    1,390,120     1,686,788    15.67%     15.97%      0.45%
NB AMT MID-CAP GROWTH
            2009                 0.550%   1.002%    12.11     12.53      318,390     3,906,111    30.29%     30.88%      0.00%
            2008                 0.550%   1.002%     9.29      9.57      289,301     2,720,645   -43.93%    -43.68%      0.00%
            2007                 0.550%   1.002%    16.58     16.99      316,502     5,309,494    21.31%     21.86%      0.00%
            2006                 0.550%   1.002%    13.67     13.94      230,318     3,180,093    13.55%     13.84%      0.00%
            2005                 0.750%   1.002%    12.03     12.24      206,395     2,505,965    12.61%     12.89%      0.00%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                             MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                    TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
--------------------------------------------------------------------------------------------------------------------------------
NB AMT PARTNERS
            2005                 0.750%   1.002%   $12.99    $13.21       64,156   $   841,633    16.87%     17.16%      0.94%
PUTNAM VT GLOBAL HEALTH CARE CLASS IB
            2006                 0.000%   0.000%       --        --           --            --     0.00%      0.00%      0.31%
            2005                 0.750%   1.002%     1.04      1.05      525,346       548,214    12.07%     12.35%      0.05%

(1) Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received.

(2) These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.

(3) As the unit value is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity.

(4) These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity.

(5) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

4. PURCHASES AND SALES OF INVESTMENTS

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2009:

                                                    AGGREGATE   AGGREGATE
                                                     COST OF    PROCEEDS
SUBACCOUNT                                          PURCHASES  FROM SALES
-------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class B              $  276,944  $  113,864
ABVPSF Growth and Income Class B                      391,341     437,737
American Century VP Inflation Protection              156,553      35,167
American Funds Global Growth Class 2                1,219,325     479,500
American Funds Growth Class 2                       2,451,127   2,775,595
American Funds Growth-Income Class 2                1,932,577   1,873,749
American Funds International Class 2                1,994,649   1,538,914
BlackRock Global Allocation V.I.                      139,880      56,617
Delaware VIP Diversified Income                     1,524,011   1,424,210
Delaware VIP High Yield                             1,143,628     418,542
Delaware VIP REIT                                     827,171     444,331
Delaware VIP Small Cap Value Service Class            773,046     525,122
Delaware VIP Trend                                    445,378     552,422
Delaware VIP Value                                  1,041,630     975,812
DWS VIP Alternative Asset Allocation Plus Class A      52,859         336
DWS VIP Equity 500 Index Class A                      635,225   1,308,973
DWS VIP Small Cap Index Class A                       554,973     350,869
Fidelity VIP Contrafund Service Class               1,524,848   2,110,789
Fidelity VIP Growth Service Class                     456,576     254,229
LVIP Baron Growth Opportunities Service Class         602,534     465,782

                                                    AGGREGATE   AGGREGATE
                                                     COST OF    PROCEEDS
SUBACCOUNT                                          PURCHASES  FROM SALES
-------------------------------------------------------------------------
LVIP Cohen & Steers Global Real Estate             $  126,082  $   67,951
LVIP Delaware Bond                                  2,680,596   1,557,422
LVIP Delaware Foundation Aggressive Allocation        248,913     303,879
LVIP Delaware Foundation Conservative Allocation      759,107   2,467,375
LVIP Delaware Foundation Moderate Allocation           48,440          38
LVIP Delaware Growth and Income                       598,577   1,833,192
LVIP Delaware Social Awareness                      1,134,353     749,591
LVIP Delaware Special Opportunities                   969,387     847,085
LVIP Global Income                                     53,823       7,694
LVIP Janus Capital Appreciation                       243,053     554,996
LVIP Mondrian International Value                   1,236,939   1,727,511
LVIP Money Market                                   2,586,925   4,838,114
LVIP SSgA Bond Index                                   57,559       6,892
LVIP SSgA Emerging Markets 100                        359,420      44,216
LVIP SSgA International Index                          14,510       1,942
LVIP SSgA S&P 500 Index                               370,013     143,183
LVIP SSgA Small-Cap Index                              41,005      26,492
LVIP T. Rowe Price Structured Mid-Cap Growth          436,183     215,628
LVIP Wells Fargo Intrinsic Value                      696,404   1,182,284
LVIP Wilshire 2010 Profile                            276,920      22,058
LVIP Wilshire 2020 Profile                            451,873      94,037
LVIP Wilshire 2030 Profile                            689,995      65,288
LVIP Wilshire 2040 Profile                            424,242      59,556
LVIP Wilshire Aggressive Profile                    1,801,001     345,843
LVIP Wilshire Conservative Profile                    898,181     785,659
LVIP Wilshire Moderate Profile                      1,900,764     705,705
LVIP Wilshire Moderately Aggressive Profile         2,964,258     552,327
MFS VIT Utilities                                   1,414,851   1,001,032
NB AMT Mid-Cap Growth                                 560,971     395,802

5. INVESTMENTS

The following is a summary of investments owned at December 31, 2009:

                                                                NET
                                                     SHARES    ASSET   FAIR VALUE      COST
SUBACCOUNT                                           OWNED     VALUE   OF SHARES    OF SHARES
----------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class B                 93,060  $16.34  $ 1,520,608  $ 1,446,845
ABVPSF Growth and Income Class B                     137,973   15.08    2,080,637    2,869,943
American Century VP Inflation Protection              11,383   10.74      122,251      121,531
American Funds Global Growth Class 2                 315,768   19.50    6,157,484    6,367,209
American Funds Growth Class 2                        632,841   46.10   29,173,953   32,333,956
American Funds Growth-Income Class 2                 513,582   31.18   16,013,472   18,742,251
American Funds International Class 2                 798,473   17.11   13,661,872   14,200,487
BlackRock Global Allocation V.I.                       5,696   14.92       84,982       83,870
Delaware VIP Diversified Income                      758,058   10.98    8,323,472    7,396,068
Delaware VIP High Yield                              450,580    5.67    2,554,786    2,404,300
Delaware VIP REIT                                    703,805    7.75    5,454,489    8,638,405
Delaware VIP Small Cap Value Service Class           265,945   24.28    6,457,138    7,068,024
Delaware VIP Trend                                   182,540   25.70    4,691,288    5,031,977
Delaware VIP Value                                   428,133   14.60    6,250,743    7,385,726
DWS VIP Alternative Asset Allocation Plus Class A      4,268   12.63       53,899       52,535
DWS VIP Equity 500 Index Class A                     563,101   11.69    6,582,647    7,015,491
DWS VIP Small Cap Index Class A                      261,793    9.90    2,591,752    3,092,808
Fidelity VIP Contrafund Service Class                588,583   20.55   12,095,374   14,536,297
Fidelity VIP Growth Service Class                     87,965   29.96    2,635,441    3,012,232
LVIP Baron Growth Opportunities Service Class        208,850   23.95    5,002,162    5,344,817
LVIP Cohen & Steers Global Real Estate                33,496    6.33      211,859      206,630
LVIP Delaware Bond                                 1,119,969   13.32   14,920,233   14,302,537
LVIP Delaware Foundation Aggressive Allocation       180,297   11.30    2,037,896    2,353,891
LVIP Delaware Foundation Conservative Allocation     552,567   12.96    7,159,607    8,265,958
LVIP Delaware Foundation Moderate Allocation           3,987   12.61       50,284       48,404

                                                                NET
                                                     SHARES    ASSET   FAIR VALUE      COST
SUBACCOUNT                                           OWNED     VALUE   OF SHARES    OF SHARES
----------------------------------------------------------------------------------------------
LVIP Delaware Growth and Income                      383,830  $25.88  $ 9,934,667  $12,858,495
LVIP Delaware Social Awareness                       348,523   27.56    9,606,353   10,673,651
LVIP Delaware Special Opportunities                  261,525   30.30    7,924,979    9,169,596
LVIP Global Income                                     4,245   10.82       45,922       46,157
LVIP Janus Capital Appreciation                      233,216   19.45    4,535,819    4,751,399
LVIP Mondrian International Value                    545,460   15.59    8,505,364    9,827,869
LVIP Money Market                                    940,247   10.00    9,402,467    9,402,467
LVIP SSgA Bond Index                                   4,772   10.56       50,375       50,737
LVIP SSgA Emerging Markets 100                        30,798   11.04      340,077      316,900
LVIP SSgA International Index                          1,785    7.51       13,408       12,634
LVIP SSgA S&P 500 Index                               72,346    7.77      561,985      511,365
LVIP SSgA Small-Cap Index                              5,128   14.26       73,113       69,219
LVIP T. Rowe Price Structured Mid-Cap Growth         301,060   11.24    3,384,215    3,289,974
LVIP Wells Fargo Intrinsic Value                     677,223   11.44    7,747,430   10,211,483
LVIP Wilshire 2010 Profile                            31,501    9.57      301,493      279,153
LVIP Wilshire 2020 Profile                            82,332    9.20      757,618      714,522
LVIP Wilshire 2030 Profile                           133,431    9.10    1,213,684    1,153,448
LVIP Wilshire 2040 Profile                            82,810    8.60      712,328      664,428
LVIP Wilshire Aggressive Profile                     500,645    9.58    4,796,680    5,459,815
LVIP Wilshire Conservative Profile                   191,011   11.29    2,155,940    2,058,909
LVIP Wilshire Moderate Profile                       596,943   10.96    6,544,885    6,615,581
LVIP Wilshire Moderately Aggressive Profile          761,046   10.42    7,927,056    8,153,974
MFS VIT Utilities                                    289,848   22.92    6,643,327    7,296,874
NB AMT Mid-Cap Growth                                184,679   21.24    3,922,583    3,896,471

6. CHANGES IN UNITS OUTSTANDING

The change in units outstanding for the year ended December 31, 2009, is as follows:

                                                     UNITS       UNITS    NET INCREASE
SUBACCOUNT                                           ISSUED    REDEEMED    (DECREASE)
--------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class B                 89,714     (35,808)      53,906
ABVPSF Growth and Income Class B                      50,888     (52,198)      (1,310)
American Century VP Inflation Protection              15,270      (3,712)      11,558
American Funds Global Growth Class 2                 128,464     (71,579)      56,885
American Funds Growth Class 2                        595,601    (590,397)       5,204
American Funds Growth-Income Class 2                 306,906    (309,142)      (2,236)
American Funds International Class 2                 295,836    (246,253)      49,583
BlackRock Global Allocation V.I.                      14,070      (6,660)       7,410
Delaware VIP Diversified Income                      128,530    (145,290)     (16,760)
Delaware VIP High Yield                              107,806     (50,839)      56,967
Delaware VIP REIT                                     77,177     (58,954)      18,223
Delaware VIP Small Cap Value Service Class         1,038,849    (759,669)     279,180
Delaware VIP Trend                                   433,959    (451,780)     (17,821)
Delaware VIP Value                                   759,405    (773,177)     (13,772)
DWS VIP Alternative Asset Allocation Plus Class A      4,826         (34)       4,792
DWS VIP Equity 500 Index Class A                     117,959    (177,241)     (59,282)
DWS VIP Small Cap Index Class A                       44,922     (36,947)       7,975
Fidelity VIP Contrafund Service Class                228,505    (268,283)     (39,778)
Fidelity VIP Growth Service Class                     94,085     (52,925)      41,160
LVIP Baron Growth Opportunities Service Class         80,251     (58,915)      21,336
LVIP Cohen & Steers Global Real Estate                26,332     (14,380)      11,952
LVIP Delaware Bond                                   412,036    (288,503)     123,533
LVIP Delaware Foundation Aggressive Allocation        99,368     (90,049)       9,319
LVIP Delaware Foundation Conservative Allocation     160,509    (433,338)    (272,829)
LVIP Delaware Foundation Moderate Allocation           4,266          (3)       4,263
LVIP Delaware Growth and Income                       94,485    (218,601)    (124,116)
LVIP Delaware Social Awareness                       183,424    (175,856)       7,568
LVIP Delaware Special Opportunities                  101,777    (108,617)      (6,840)
LVIP Global Income                                     5,414      (1,154)       4,260
LVIP Janus Capital Appreciation                      180,940    (291,803)    (110,863)
LVIP Mondrian International Value                    546,897    (753,921)    (207,024)

                                                     UNITS       UNITS    NET INCREASE
SUBACCOUNT                                           ISSUED    REDEEMED    (DECREASE)
--------------------------------------------------------------------------------------
LVIP Money Market                                  1,493,116  (1,954,221)    (461,105)
LVIP SSgA Bond Index                                   5,522        (669)       4,853
LVIP SSgA Emerging Markets 100                        28,474      (3,726)      24,748
LVIP SSgA International Index                          1,286        (184)       1,102
LVIP SSgA S&P 500 Index                               62,257     (25,904)      36,353
LVIP SSgA Small-Cap Index                              6,996      (5,064)       1,932
LVIP T. Rowe Price Structured Mid-Cap Growth         453,309    (231,688)     221,621
LVIP Wells Fargo Intrinsic Value                     439,404    (554,063)    (114,659)
LVIP Wilshire 2010 Profile                            33,023      (4,441)      28,582
LVIP Wilshire 2020 Profile                            65,807     (23,660)      42,147
LVIP Wilshire 2030 Profile                            98,980     (21,991)      76,989
LVIP Wilshire 2040 Profile                            76,933     (28,487)      48,446
LVIP Wilshire Aggressive Profile                     187,747     (68,799)     118,948
LVIP Wilshire Conservative Profile                    93,584     (89,561)       4,023
LVIP Wilshire Moderate Profile                       210,391    (112,670)      97,721
LVIP Wilshire Moderately Aggressive Profile          339,607    (119,880)     219,727
MFS VIT Utilities                                  1,322,635  (1,137,094)     185,541
NB AMT Mid-Cap Growth                                 83,113     (54,024)      29,089

The change in units outstanding for the year ended December 31, 2008, is as follows:

                                                     UNITS       UNITS    NET INCREASE
SUBACCOUNT                                           ISSUED    REDEEMED    (DECREASE)
--------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class B                118,639    (103,727)      14,912
ABVPSF Growth and Income Class B                      63,447    (109,432)     (45,985)
American Funds Global Growth Class 2                 148,212    (107,807)      40,405
American Funds Growth Class 2                        719,397  (1,496,006)    (776,609)
American Funds Growth-Income Class 2                 520,613    (761,341)    (240,728)
American Funds International Class 2                 393,823    (668,916)    (275,093)
Delaware VIP Diversified Income                      335,494    (353,924)     (18,430)
Delaware VIP High Yield                               48,128     (35,436)      12,692
Delaware VIP REIT                                     76,015    (123,867)     (47,852)
Delaware VIP Small Cap Value Service Class         1,350,332  (2,204,923)    (854,591)
Delaware VIP Trend                                   710,609  (1,621,735)    (911,126)
Delaware VIP Value                                   695,619  (1,172,454)    (476,835)
DWS VIP Equity 500 Index                             174,420    (380,406)    (205,986)
DWS VIP Small Cap Index                               58,727     (74,529)     (15,802)
Fidelity VIP Contrafund Service Class                291,222    (349,459)     (58,237)
Fidelity VIP Growth Service Class                    106,470    (139,688)     (33,218)
LVIP Baron Growth Opportunities Service Class         87,711    (104,387)     (16,676)
LVIP Cohen & Steers Global Real Estate                21,153      (7,105)      14,048
LVIP Delaware Bond                                   647,082  (1,031,484)    (384,402)
LVIP Delaware Growth and Income                      120,466    (354,747)    (234,281)
LVIP Delaware Foundation Conservative Allocation     248,713    (879,682)    (630,969)
LVIP Delaware Social Awareness                       212,628    (332,112)    (119,484)
LVIP Delaware Special Opportunities                  128,465    (204,100)     (75,635)
LVIP Wells Fargo Intrinsic Value                     646,520  (2,140,739)  (1,494,219)
LVIP Janus Capital Appreciation                      291,507    (745,522)    (454,015)
LVIP Mondrian International Value                    692,153  (1,024,000)    (331,847)
LVIP Money Market                                  2,358,174  (2,062,332)     295,842
LVIP SSgA S&P 500 Index                               43,587      (8,950)      34,637
LVIP SSgA Small-Cap Index                              7,753      (1,648)       6,105
LVIP T. Rowe Price Structured Mid-Cap Growth         498,897    (802,068)    (303,171)
LVIP Delaware Foundation Aggressive Allocation       176,127    (323,470)    (147,343)
LVIP Wilshire 2010 Profile                            10,691     (10,997)        (306)
LVIP Wilshire 2020 Profile                            64,352     (28,772)      35,580
LVIP Wilshire 2030 Profile                            72,222     (19,688)      52,534
LVIP Wilshire 2040 Profile                            36,006      (3,204)      32,802
LVIP Wilshire Aggressive Profile                     186,134     (98,906)      87,228
LVIP Wilshire Conservative Profile                   151,015    (108,605)      42,410
LVIP Wilshire Moderate Profile                       232,566    (152,075)      80,491
LVIP Wilshire Moderately Aggressive Profile          287,115    (149,725)     137,390
MFS VIT Utilities                                  1,716,247  (1,338,891)     377,356
NB AMT Mid-Cap Growth                                 99,965    (127,166)     (27,201)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors of The Lincoln National Life Insurance Company and
Contract Owners of Lincoln Life Variable Annuity Account Q

We have audited the accompanying statements of assets and liabilities of Lincoln Life Variable Annuity Account Q ("Variable Account"), comprised of the subaccounts described in Note 1, as of December 31, 2009, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, or for those sub-accounts operating for portions of such periods as disclosed in the financial statements. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Variable Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2009, by correspondence with the fund companies, or their transfer agents, as applicable. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting Lincoln Life Variable Annuity Account Q at December 31, 2009, and the results of their operations and the changes in their net assets for the periods described above, in conformity with U.S. generally accepted accounting principles.

/S/ ERNST & YOUNG, LLP

Philadelphia, Pennsylvania
April 13, 2010

                    Lincoln Life Variable Annuity Account Q

                           PART C - OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a) List of Financial Statements

     1. Part A

     The Table of Condensed Financial Information is included in Part A of this Registration Statement.

     2. Part B

     The following financial statements for the Variable Account are included in Part B of this Registration Statement:

     Statement of Assets and Liabilities - December 31, 2009

     Statement of Operations - Year ended December 31, 2009

     Statements of Changes in Net Assets - Years ended December 31, 2009 and
     2008

     Notes to Financial Statements - December 31, 2009

     Report of Independent Registered Public Accounting Firm

     3. Part B

     The following consolidated financial statements for The Lincoln National Life Insurance Company are included in Part B of this Registration
     Statement:

     Consolidated Balance Sheets - Years ended December 31, 2009 and 2008

     Consolidated Statements of Income - Years ended December 31, 2009, 2008, and 2007

     Consolidated Statements of Shareholder's Equity - Years ended December 31, 2009, 2008, and 2007

     Consolidated Statements of Cash Flows - Years ended December 31, 2009, 2008, and 2007

     Notes to Consolidated Financial Statements - December 31, 2009

     Report of Independent Registered Public Accounting Firm

(b) List of Exhibits

(1) Resolution of Board of Directors and Memorandum from the President of The Lincoln National Life Insurance Company authorizing establishment of the Variable Account are incorporated herein by reference the Registration Statement on Form N-4 (File No. 333-43373) filed on December 29, 1997.

(2) Not Applicable.

(3) Amended and Restated Principal Underwriting Agreement between The Lincoln National Life Insurance Company and Lincoln Financial Distributors, Inc. incorporated herein by reference to Post-Effective Amendment No. 24 (File No. 333-61554) filed on December 18, 2007.

(4)(a) Allocated Group Deferred Variable Annuity Contract incorporated herein by reference to Post-Effective Amendment No. 1 (File No. 333-43373) filed on April 23, 1999.

   (b) Unallocated Group Deferred Variable Annuity Contract incorporated herein by reference to Post-Effective Amendment No. 1 (File No. 333-43373) filed on April 23, 1999.

   (c) Active Life Certificate incorporated herein by reference to Post-Effective Amendment No. 1 (File No. 333-43373) filed on April 23, 1999.

   (d) Section 457 Annuity Endorsement incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-43373) filed on April 24, 1998.

   (e) Section 403(b) Annuity Endorsement incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-43373) filed on April 24,
   1998.

   (f) Plan-Reimbursement Endorsement incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-43373) filed on April 24, 1998.

   (g) Plan-Reimbursement Endorsement incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-43373) filed on April 24, 1998.

   (h) Individual Enrollment incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-43373) filed on April 24, 1998.

   (i) Allocated Group Deferred Variable Annuity Contract incorporated herein by reference to Post-Effective Amendment No. 1 (File No. 333-43373) filed on April 23, 1999.

   (j) Amendment to 8/98 Group Deferred Variable Annuity Contract, Harris Trust incorporated herein by reference to Post-Effective Amendment No. 1 (File No. 333-43373) filed on April 23, 1999.

   (k) Active Life Certificate incorporated herein by reference to Post-Effective Amendment No. 1 (File No. 333-43373) filed on April 23, 1999.

   (l) Amendment to Active Life Certificate incorporated herein by reference to Post-Effective Amendment No. 1 (File No. 333-43373) filed on April 23,
   1999.

   (m) Amendment to 8/98 Group Deferred Variable Annuity Contract, Minimum Death Benefit incorporated herein by reference to Post-Effective Amendment No. 2 (File No. 333-43373) filed on April 18, 2000.

   (n) Amendment to 8/98 Active Life Certificate, Minimum Death Benefit incorporated herein by reference to Post-Effective Amendment No. 2 (File No. 333-43373) filed on April 18, 2000.

   (o) Subaccount Endorsement incorporated herein by reference to Post-Effective Amendment No. 2 (File No. 333-43373) filed on April 18, 2000.

   (p) Subaccount Endorsement incorporated herein by reference to Post-Effective Amendment No. 2 (File No. 333-43373) filed on April 18, 2000.

   (q) Subaccount Endorsement incorporated herein by reference to Post-Effective Amendment No. 5 (File No. 333-43373) filed on April 4, 2002.

   (r) Subaccount Endorsement incorporated herein by reference to Post-Effective Amendment No. 5 (File No. 333-43373) filed on April 4, 2002.

   (s) Section 403(b) Annuity Endorsement incorporated herein by reference to Post-Effective Amendment No. 6 (File No. 333-43373) filed on April 2,
   2003.

     (t) Section 403(b) Annuity Endorsement (32481-G-12-08) incorporated herein by reference to Post-Effective Amendment No. 14 (333-43373) filed on April 7, 2009.

(5) Application incorporated herein by reference to Post-Effective Amendment No. 4 (File No. 333-43373) filed on April 11, 2001.

(6)(a) Articles of Incorporation of The Lincoln National Life Insurance Company incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-04999) filed on September 24, 1996.

   (b) By-Laws of The Lincoln National Life Insurance Company incorporated herein by reference to Post-Effective Amendment No. 3 on Form N-6 (File No. 333-118478) filed on April 5, 2007.

(7) Not Applicable.

(8) (a) Accounting and Financial Administration Services Agreement dated October 1, 2007 among Mellon Bank, N.A., The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York incorporated herein by reference to the Registration Statement on Form N-4 (File No. 333-147673) filed on November 28, 2007.

     (b) Fund Participation Agreements and Amendments between The Lincoln National Life Insurance Company and:

     (i) Lincoln Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 13 on Form N-6 (File No. 333-146507) filed on April 1, 2010.

     (ii) Delaware VIP Trust incorporated herein by reference to Post-Effective Amendment No. 13 on Form N-6 (File No. 333-146507) filed on April 1,
     2010.

     (iii) DWS Investments VIT Funds Trust incorporated herein by reference to Post-Effective Amendment No. 13 on Form N-6 (File No. 333-146507) filed on April 1, 2010.

     (iv) Fidelity Variable Insurance Products incorporated herein by reference to Post-Effective Amendment No. 13 on Form N-6 (File No. 333-146507) filed on April 1, 2010.

     (v) Janus Aspen Series incorporated herein by reference to Post-Effective Amendment No. 13 on Form N-6 (File No. 333-146507) filed on April 1,
     2010.

     (vi) Neuberger Berman Advisers Management Trust incorporated herein by reference to Post-Effective Amendment No. 1 on Form N-6 (File No. 333-139960) filed on April 1, 2008.

     (vii) Alliance Variable Products Series Fund incorporated herein by reference to Post-Effective Amendment No. 13 on Form N-6 (File No. 333-146507) filed on April 1, 2010.

     (viii) American Funds Insurance Series incorporated herein by reference to Post-Effective Amendment No. 13 on Form N-6 (File No. 333-146507) filed on April 1, 2010.

     (ix) MFS Variable Insurance Trust incorporated herein by reference to Post-Effective Amendment No. 1 on Form N-6 (File No. 333-139960) filed on April 1, 2008.

     (x) Putnam Variable Trust incorporated herein by reference to Post-Effective Amendment No. 1 on Form N-6 (File No. 333-139960) filed on April 1, 2008.

     (xi) BlackRock Variable Series Funds, Inc. incorporated herein by reference to Post-Effective Amendment No. 13 on Form N-6 (File No. 333-146507) filed on April 1, 2010.

     (xii) DWS Variable Series II incorporated herein by reference to Post-Effective Amendment No. 13 on Form N-6 (File No. 333-146507) filed on April 1, 2010.

     (b) Rule 22c-2 Agreement between The Lincoln National Life Insurance Company and:

     (i) Lincoln Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.

     (ii) Delaware VIP Trust incorporated herein by reference to Post-Effective Amendment No. 29 (File No. 333-61554) filed on March 16, 2009.

     (iii) Fidelity Variable Insurance Products incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.

     (iv) Janus Aspen Series incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.

     (v) Neuberger Berman Advisers Management Trust incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.

     (vi) American Funds Insurance Series incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29,
     2008.

     (vii) MFS Variable Insurance Trust incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29,
     2008.

     (viii) Putnam Variable Trust incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.

(9) Opinion and Consent of Mary Jo Ardington, Counsel of The Lincoln National Life Insurance Company as to the legality of securities being issued incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-43373) filed on April 24, 1998.

(10) (a) Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm

     (b) Power of Attorney - Principal Officers and Directors of The Lincoln National Life Insurance Company

(11) Not Applicable.

(12) Not Applicable.

(13) Organizational Chart of The Lincoln National Insurance Holding Company System incorporated herein by reference to Post-Effective Amendment No. 33
(File No. 333-63505) filed on January 25, 2010.

Item 25. Directors and Officers of the Depositor

   The following list contains the officers and directors of The Lincoln National Life Insurance Company who are engaged directly or indirectly in activities relating to Lincoln Life Variable Annuity Account Q as well as the contracts. The list also shows The Lincoln National Life Insurance Company's executive officers.

Name                          Positions and Offices with Depositor
---------------------------   --------------------------------------------------------------------
Dennis R. Glass**             President and Director
Chuck C. Cornelio****         Executive Vice President, Chief Administrative Officer and Director
Frederick J. Crawford**       Executive Vice President, Chief Financial Officer and Director
Larry A. Samplatsky***        Vice President and Chief Compliance Officer
Mark E. Konen****             Senior Vice President and Director
Keith J. Ryan*                Vice President and Director
Charles A. Brawley, III**     Vice President, General Counsel and Secretary
C. Phillip Elam, II****       Senior Vice President and Chief Investment Officer
Rise' C.M. Taylor*            Vice President and Treasurer

         * Principal business address is 1300 South Clinton Street, Fort Wayne, Indiana 46802

   ** Principal business address is Radnor Financial Center, 150 Radnor Chester Road, Radnor, PA 19087

        *** Principal business address is 350 Church Street, Hartford, CT 06103

     **** Principal business address is 100 North Greene Street, Greensboro, NC 27401

   ***** Principal business address is One Commerce Square, 2005 Market Street, 39th Floor, Philadelphia, PA 19103-3682

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant

     See Exhibit 13: Organizational Chart of the Lincoln National Insurance Holding Company System.

Item 27. Number of Contractowners

As of February 28, 2010 there were 20,369 contract owners under Account Q.

Item 28. Indemnification

     (a) Brief description of indemnification provisions.

     In general, Article VII of the By-Laws of The Lincoln National Life Insurance Company (Lincoln Life) provides that Lincoln Life will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of Lincoln Life, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or act opposed to the best interests of, Lincoln Life. Certain additional conditions apply to indemnification in criminal proceedings.

     In particular, separate conditions govern indemnification of directors, officers, and employees of Lincoln Life in connection with suits by, or in the right of, Lincoln Life.

     Please refer to Article VII of the By-Laws of Lincoln Life (Exhibit no. 6(b) hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, Indiana law.

     (b) Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933:

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriter

   (a) Lincoln Financial Distributors, Inc. ("LFD") currently serves as Principal Underwriter for: Lincoln National Variable Annuity Fund A (Group & Individual); Lincoln National Variable Annuity Account C; Lincoln National Flexible Premium Variable Life Account D; Lincoln National Variable Annuity Account E; Lincoln National Flexible Premium Variable Life Account F; Lincoln

     National Flexible Premium Variable Life Account G; Lincoln National Variable Annuity Account H; Lincoln Life & Annuity Variable Annuity Account H; Lincoln Life Flexible Premium Variable Life Account J; Lincoln Life Flexible Premium Variable Life Account K; Lincoln National Variable Annuity Account L; Lincoln Life & Annuity Variable Annuity Account L; Lincoln Life Flexible Premium Variable Life Account M; Lincoln Life & Annuity Flexible Premium Variable Life Account M; Lincoln Life Variable Annuity Account N; Lincoln New York Account N for Variable Annuities; Lincoln Life Variable Annuity Account Q; Lincoln Life Flexible Premium Variable Life Account R; LLANY Separate Account R for Flexible Premium Variable Life Insurance; Lincoln Life Flexible Premium Variable Life Account S; LLANY Separate Account S for Flexible Premium Variable Life Insurance; Lincoln Life Variable Annuity Account T; Lincoln Life Variable Annuity Account W; and Lincoln Life Flexible Premium Variable Life Account Y and Lincoln Life & Annuity Flexible Premium Variable Life Account Y.

     (b) Officers and Directors of Lincoln Financial Distributors, Inc.:


Name                       Positions and Offices with Underwriter
------------------------   ------------------------------------------------
Wilford H. Fuller*         President, Chief Executive Officer and Director
David M. Kittredge*        Senior Vice President
Anant Bhalla*              Vice President and Treasurer
Patrick J. Caulfield**     Vice President and Chief Compliance Officer
Joel Schwartz*             Vice President and Director
James Ryan*                Vice President and Director
Keith J. Ryan***           Vice President and Chief Financial Officer
Patricia A. Insley*        Director
Thomas O'Neill*            Director
Linda E. Woodward***       Secretary

    * Principal Business address is Radnor Financial Center, 150 Radnor Chester Road, Radnor, PA 19087

         ** Principal Business address is 350 Church Street, Hartford, CT 06103

  *** Principal Business address is 1300 S. Clinton Street, Ft. Wayne, IN 46802

     (c) N/A

Item 30. Location of Accounts and Records

All accounts, books, and other documents, except accounting records, required to be maintained by Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by The Lincoln National Life Insurance Company, 1300 South Clinton Street, Fort Wayne, Indiana 46802. The accounting records are maintained by The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, PA 15258.

Item 31. Management Services

Not Applicable.

Item 32. Undertakings

   (a) Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

   (b) Registrant undertakes that it will include either (1) as part of any application to purchase a Certificate or an Individual Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or a similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

   (c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to Lincoln Life at the address or phone number listed in the Prospectus.

   (d) Lincoln Life hereby represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Lincoln Life.

   (e) Registrant hereby represents that it is relying on the American Council of Life Insurance (avail. Nov. 28, 1988) no-action letter with respect to Contracts used in connection with retirement plans meeting the requirements of Section 403(b) of the

     Internal Revenue Code, and represents further that it will comply with the provisions of paragraphs (1) through (4) set forth in that no-action letter.

Item 33.

For contracts sold in connection with the Texas Optional Retirement Program, Registrant is relying on Rule 6c-7 and represents that paragraphs (a) through
(d) of that rule have been complied with.

                                   SIGNATURES

a) As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Post-Effective Amendment No. 15 to the Registration Statement to be signed on its behalf, in the City of Fort Wayne, and State of Indiana on this 13th day of April, 2010.


      Lincoln Life Variable Annuity Account Q (Registrant)
      Multi-Fund (Reg. TM) Group
      By:   /s/ John D. Weber
            ------------------------------------
            John D. Weber
            Second Vice President, The Lincoln National Life Insurance
            Company
                                        (Title)
      THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
      (Depositor)
      By:   /s/ Kelly D. Clevenger
            ------------------------------------
            Kelly D. Clevenger
            (Signature-Officer of Depositor)
            Vice President, The Lincoln National Life Insurance Company
                                        (Title)

(b) As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in their capacities indicated on April 13, 2010.


Signature                        Title
*                                President and Director (Principal Executive Officer)
------------------------------
Dennis R. Glass
*                                Executive Vice President, Chief Financial Officer and Director
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                                 (Principal Financial Officer)
Frederick J. Crawford
*                                Executive Vice President, Chief Administrative Officer and Direc-
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                                 tor
Charles C. Cornelio
*                                Senior Vice President and Chief Investment Officer
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C. Phillip Elam II
*                                Senior Vice President and Chief Risk Officer
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Randal J. Freitag
*                                Senior Vice President and Director
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Mark E. Konen
*                                Vice President and Director
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Keith J. Ryan
*By:/s/ Kelly D. Clevenger       Pursuant to a Power of Attorney
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  Kelly D. Clevenger